Prospectus for MainStay® Income and Mixed Asset Funds
MainStay Funds®	February 28, 2013

	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3
Taxable Bond
MainStay Floating Rate Fund	MXFAX	MXFNX	MXFBX	MXFCX	MXFIX	-	-	-
MainStay Global High Income Fund	MGHAX	MGHHX	MGHBX	MHYCX	MGHIX	-	-	-
MainStay Government Fund	MGVAX	MGVNX	MCSGX	MGVCX	MGOIX	-	-	-
MainStay High Yield Corporate Bond Fund	MHCAX	MHHIX	MKHCX	MYHCX	MHYIX	MHHRX	MHYRX	-
MainStay High Yield Opportunities Fund	MYHAX	MYHNX	-	MYHYX	MYHIX	-	-	-
MainStay Indexed Bond Fund	MIXAX	MIXNX	-	-	MIXIX	-	-	-
MainStay Intermediate Term Bond Fund	MTMAX	MTMNX	MTMBX	MTMCX	MTMIX	MTMRX	MTRTX	-
MainStay Short Duration High Yield Fund	MDHAX	MDHVX	-	MDHCX	MDHIX	-	MDHRX	-
MainStay Short Term Bond Fund	MSTAX	MYTBX	-	-	MSTIX	-	-
MainStay Unconstrained Bond Fund	MASAX	MSYDX	MASBX	MSICX	MSDIX	-	-	-

Municipal Bond
MainStay California Tax Free Opportunities Fund	MSCAX	MSCVX	-	MSCCX	MCOIX	-	-	-
MainStay High Yield Municipal Bond Fund	MMHAX	MMHVX	-	MMHDX	MMHIX	-	-	-
MainStay New York Tax Free Opportunities Fund	MNOAX	MNOVX	-	MNOCX	MNOIX	-	-	-
MainStay Tax Free Bond Fund	MTBAX	MKINX	MKTBX	MTFCX	MTBIX	-	-	-

Money Market
MainStay Money Market Fund	MMAXX	MKTXX	MKMXX	MSCXX	-	-	-	-

Mixed Asset
MainStay Balanced Fund	MBNAX	MBINX	MBNBX	MBACX	MBAIX	MBNRX	MBCRX	MBDRX
MainStay Convertible Fund	MCOAX	MCINX	MCSVX	MCCVX	MCNVX	-	-	-
MainStay Income Builder Fund	MTRAX	MTINX	MKTRX	MCTRX	MTOIX	-	-	-

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Taxable Bond Funds

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund	51
MainStay High Yield Municipal Bond Fund	55
MainStay New York Tax Free Opportunities Fund	60
MainStay Tax Free Bond Fund	64

Money Market Fund

MainStay Money Market Fund	69

Mixed Asset Funds

MainStay Floating Rate Fund

Investment Objective

The Fund seeks high current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	3.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.21%	0.14%	0.21%	0.21%	0.14%
Total Annual Fund Operating Expenses	1.06%	0.99%	1.81%	1.81%	0.74%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets in excess of $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also reflects Class B shares converting into Investor Class shares in year 4; fees could be lower if you are eligible to convert to Class A shares instead. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 405	$ 398	$ 184	$ 484	$ 184	$ 284	$ 76
3 Years	$ 627	$ 606	$ 569	$ 769	$ 569	$ 569	$ 237
5 Years	$ 867	$ 831	$ 894	$ 894	$ 980	$ 980	$ 411
10 Years	$ 1,555	$ 1,477	$ 1,583	$ 1,583	$ 2,127	$ 2,127	$ 918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed-income debt securities and money market securities or instruments. When New York Life Investment Management LLC, the Fund's Manager, believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash, while looking for suitable investment opportunities or to maintain liquidity.

MainStay Floating Rate Fund

The Fund may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process: The Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Some securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's or Moody's Investor Service Inc., are commonly referred to as “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Manager may reduce or eliminate the Fund's position in a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Manager may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's investments in floating rate loans are more likely to decline.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Trading Market Risk: An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its net asset value. Some of the Fund's investments may be considered to be illiquid.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less

MainStay Floating Rate Fund

liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and for the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Credit Suisse Leveraged Loan Index as its primary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on May 3, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Unadjusted, the performance shown for the newer class would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2005-2012)

Best Quarter
2Q/09	13.81%
Worst Quarter
4Q/08	-18.29%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	Life of Fund
Return Before Taxes
Investor Class	3.97%	3.50%	3.60%
Class A	4.04%	3.60%	3.66%
Class B	3.39%	3.36%	3.21%
Class C	5.50%	3.36%	3.20%
Class I	7.63%	4.50%	4.31%
Return After Taxes on Distributions
Class I	6.07%	2.96%	2.60%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	4.93%	2.91%	2.65%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)	9.43%	4.81%	4.86%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

MainStay Floating Rate Fund

Management

New York Life Investment Management LLC serves as the Fund’s Manager and is responsible for the day-to-day portfolio management of the Fund.

Manager	Portfolio Manager	Service Date
New York Life Investment Management LLC	Robert H. Dial, Managing Director	Since 2004
	Mark A. Campellone, Managing Director	Since 2012
	Arthur S. Torrey, Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Global High Income Fund

Investment Objective

The Fund seeks maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.32%	0.20%	0.32%	0.32%	0.20%
Total Annual Fund Operating Expenses	1.29%	1.17%	2.04%	2.04%	0.92%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investment Management under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 575	$ 564	$ 207	$ 707	$ 207	$ 307	$ 94
3 Years	$ 841	$ 805	$ 640	$ 940	$ 640	$ 640	$ 293
5 Years	$ 1,126	$ 1,065	$ 1,098	$ 1,298	$ 1,098	$ 1,098	$ 509
10 Years	$ 1,936	$ 1,806	$ 2,176	$ 2,176	$ 2,369	$ 2,369	$ 1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests in securities rated below investment grade at levels at least equal to the percentage of below investment grade debt found in the Fund's primary benchmark. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as rated lower than BBB by Standard & Poor's and Baa3 by Moody's Investor Service, Inc., or if unrated,

MainStay Global High Income Fund

are deemed to be of comparable quality by the Fund's Subadvisor, MacKay Shields LLC. Some securities rated below investment grade by independent rating agencies are commonly referred to as "junk bonds." If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

Normally, the Fund will invest a significant amount of its assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities issued by governments, their agencies and authorities, and corporations that are located in at least three different foreign countries. The Fund principally invests in countries that are considered emerging markets, but may invest in countries with established economies that the Subadvisor believes present favorable conditions. Some of the foreign securities in which the Fund invests may be denominated in foreign currency.

The Fund's principal investments include Yankee (dollar-denominated) debt securities, Brady Bonds, variable rate notes, mortgage-related and asset-backed securities and mortgage dollar rolls. The Fund may also invest in derivative instruments, such as floaters, including inverse floaters, forward commitments, futures, options and swaps agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Fund may invest up to 15% of its total assets in swaps, including credit default swaps. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer.

The Fund may buy and sell currency on a spot basis, buy foreign currency options, and enter into foreign currency forward contracts. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

Investment Process: The Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and, finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

MainStay Global High Income Fund

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

Non-Diversification Risk: Because the Fund is "non-diversified," it may be more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the JPMorgan EMBI Global Diversified Index as its primary benchmark. The JPMorgan EMBI Global Diversified Index is a market capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

Performance data for the classes varies based on differences in their fee and expense structures. Class I shares were first offered to the public on August 31, 2007. Performance figures for Class I shares include the historical performance of Class A shares through August 30, 2007. Performance figures for Investor Class shares, which were first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

MainStay Global High Income Fund

Annual Returns, Class B Shares

(by calendar year 2003-2012)

Best Quarter
3Q/09	13.07%
Worst Quarter
4Q/08	-8.94%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	13.66%	8.70%	11.21%
Class A	13.85%	8.85%	11.28%
Class B	13.16%	8.60%	10.88%
Class C	17.14%	8.90%	10.89%
Class I	19.49%	10.10%	12.08%
Return After Taxes on Distributions
Class B	10.69%	6.30%	8.43%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	8.45%	6.00%	8.06%
JPMorgan EMBI Global Diversified Index (reflects no deductions for fees, expenses, or taxes)	17.44%	10.07%	10.98%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since 2011
	Michael Kimble, Managing Director	Since 2011
	Jakob Bak, Director	Since 2011
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

MainStay Global High Income Fund

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Government Fund

Investment Objective

The Fund seeks current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.41%	0.27%	0.41%	0.41%	0.27%
Total Annual Fund Operating Expenses[3]	1.16%	1.02%	1.91%	1.91%	0.77%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets in excess of $1 billion.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.03% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 563	$ 549	$ 194	$ 694	$ 194	$ 294	$ 79
3 Years	$ 802	$ 760	$ 600	$ 900	$ 600	$ 600	$ 246
5 Years	$ 1,060	$ 988	$ 1,032	$ 1,232	$ 1,032	$ 1,032	$ 428
10 Years	$ 1,796	$ 1,642	$ 2,038	$ 2,038	$ 2,233	$ 2,233	$ 954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

MainStay Government Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other investment grade securities that are not U.S. government securities.

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1 to 10 years), bonds (generally maturing in more than 10 years), Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation, and certain corporate fixed-income securities that are guaranteed by the Federal Deposit Insurance Corporation. The Fund also invests in variable rate notes and floaters, which are debt securities with a variable interest rate tied to another interest rate such as a money market index or Treasury bill rate, as well as money market instruments and cash equivalents.

Investment Process: In pursuing the Fund's investment strategies, MacKay Shields LLC, the Fund's Subadvisor, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, to-be-announced ("TBA") securities transactions, and transactions on a when-issued basis.

The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money. Investments in the Fund are not guaranteed. While some of the Fund's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

When-Issued Securities Risk: The Fund may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations

MainStay Government Fund

on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Barclays U.S. Government Bond Index as its primary benchmark. The Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. The performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2003-2012)

Best Quarter
4Q/08	6.08%
Worst Quarter
2Q/04	-2.95%

MainStay Government Fund

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	-1.30%	3.83%	3.48%
Class A	-1.14%	3.97%	3.55%
Class B	-2.51%	3.65%	3.18%
Class C	1.60%	4.00%	3.18%
Class I	3.74%	5.28%	4.42%
Return After Taxes on Distributions
Class B	-3.12%	2.78%	2.20%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	-1.57%	2.63%	2.15%
Barclays U.S. Government Bond Index (reflects no deductions for fees, expenses, or taxes)	2.02%	5.23%	4.66%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since 2011
	Louis N. Cohen, Managing Director	Since 2011
	Steven H. Rich, Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay High Yield Corporate Bond Fund

Investment Objective

The Fund seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%
Other Expenses	0.23%	0.20%	0.23%	0.23%	0.20%	0.32%	0.30%
Total Annual Fund Operating Expenses	1.03%	1.00%	1.78%	1.78%	0.75%	0.87%	1.10%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $5 billion; 0.525% on assets from $5 billion to $7 billion; and 0.50% on assets in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I	Class R1	Class R2
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 550	$ 547	$ 181	$ 681	$ 181	$ 281	$ 77	$ 89	$ 112
3 Years	$ 763	$ 754	$ 560	$ 860	$ 560	$ 560	$ 240	$ 278	$ 350
5 Years	$ 993	$ 978	$ 964	$ 1,164	$ 964	$ 964	$ 417	$ 482	$ 606
10 Years	$ 1,653	$ 1,620	$ 1,897	$ 1,897	$ 2,095	$ 2,095	$ 930	$ 1,073	$ 1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

MainStay High Yield Corporate Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's or Moody's Investor Service, Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor.

Some securities that are rated below investment grade by independent rating agencies are commonly referred to as "junk bonds." These securities are sometimes considered speculative. If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund's high-yield investments may also include convertible corporate securities and loan participation interests (e.g., bank debt). The Fund may invest up to 20% of its net assets in common stocks and other equity-related securities.

The Fund may hold cash or invest in short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year. To the extent the Fund is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Fund. Although investing heavily in these investments may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and may limit the Fund's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities through analyzing individual companies and evaluates each company's competitive position, financial condition, and business prospects. The Fund only invests in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value divided by the value of its debt, with the intent of maximizing default-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

MainStay High Yield Corporate Bond Fund

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such a security at a substantial discount from face value or holding such a security until maturity. In addition, there is also the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's investments in floating rate loans are more likely to decline.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Credit Suisse High Yield Index as its primary benchmark. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004. Class R2 shares were first offered to the public on December 14, 2007, although this class of shares did not commence operations until May 1, 2008. Therefore, performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance figures for Class R1 shares, first offered on June 29, 2012, include the historical performance of Class B shares through June 28, 2012.The performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

MainStay High Yield Corporate Bond Fund

Annual Returns, Class B Shares

(by calendar year 2003-2012)

Best Quarter
2Q/09	16.82%
Worst Quarter
4Q/08	-17.62%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	7.79%	6.68%	9.64%
Class A	7.92%	6.75%	9.68%
Class B	7.19%	6.55%	9.34%
Class C	11.19%	6.86%	9.33%
Class I	13.27%	7.97%	10.47%
Class R1	13.18%	7.82%	10.32%
Class R2	12.91%	7.63%	10.09%
Return After Taxes on Distributions
Class B	4.77%	4.03%	6.79%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	4.61%	4.05%	6.57%
Credit Suisse High Yield Index (reflects no deductions for fees, expenses, or taxes)	14.71%	9.53%	10.25%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	J. Matthew Philo, Senior Managing Director	Since 2000
	Andrew Susser, Managing Director	Since February 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial

MainStay High Yield Corporate Bond Fund

investment minimum ($50 for subsequent purchases) applies. Class R1 shares, Class R2 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay High Yield Opportunities Fund

Investment Objective

The Fund seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses
Interest Expense on Securities Sold Short	0.26%	0.26%	0.26%	0.26%
Broker Fees and Charges on Short Sales	0.10%	0.10%	0.10%	0.10%
Remainder of Other Expenses	0.20%	0.23%	0.20%	0.23%
Total Other Expenses	0.56%	0.59%	0.56%	0.59%
Total Annual Fund Operating Expenses[2]	1.61%	1.64%	2.36%	1.39%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 606	$ 609	$ 239	$ 339	$ 142
3 Years	$ 935	$ 944	$ 736	$ 736	$ 440
5 Years	$ 1,287	$ 1,302	$ 1,260	$ 1,260	$ 761
10 Years	$ 2,275	$ 2,306	$ 2,696	$ 2,696	$ 1,669

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

MainStay High Yield Opportunities Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's ("S&P") or Moody's Investor Service Inc. ("Moody's"), or that are unrated but that are considered by MacKay Shields LLC, the Fund's Subadvisor, to be of comparable quality. Some securities that are rated below investment grade by independent rating agencies are commonly referred to as "junk bonds." If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating to determine the security's credit quality. The Fund will take long positions that the Subadvisor believes offer the potential for attractive returns. For long positions, the Subadvisor seeks to identify issuers that are considered to have a high probability of outperforming the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (“Index”).

The Fund may take long and short positions. The Fund's long positions, either direct long positions or through credit default swaps or total return swaps, may total up to 140% of the Fund's net assets. The Fund's short positions, either direct short positions or through credit default swaps or total return swaps, may total up to 40% of the Fund's net assets. The proceeds from the Fund's short positions may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. The Fund may use credit default swaps or total return swaps to establish long and short bond positions without owning or taking physical custody of securities. The Fund may invest up to 15% of its total assets in swaps.

The Fund may use derivatives such as futures, options, forward currency exchange contracts and swaps arrangements to try to enhance returns or reduce risk of loss by hedging certain of its holdings or manage duration.

Investment Process: In pursuing the Fund's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and bond structure. The Fund's principal investments include, but are not limited to, domestic corporate debt securities; Yankee debt securities, which are dollar-denominated securities of foreign issuers that are traded in the United States; non-dollar corporate debt securities; derivatives (including credit default swaps); and sovereign debt.

The Fund's underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what the Subadvisor deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or "shorts" those securities that the Subadvisor feels are not suitable for long investment. The Subadvisor then seeks to identify issuers with qualities such as: high creditworthiness, improving fundamentals, a positive outlook and good liquidity for the Fund's long positions. In examining these issuers for potential investment, the Subadvisor focuses on quality of management and business plan, industry environment, competitive dynamics, cash flow and liquidity.

The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt).

The Fund may invest up to 20% of its net assets in equity securities, including those of foreign issuers, and may invest up to 25% of its total assets in securities with lower ratings from the independent rating agencies, (i.e., rated lower than B– by S&P and B3 by Moody's, including securities with the lowest rating from these agencies), or if unrated, determined by the Subadvisor to be of comparable quality. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating to determine the security's credit quality.

In general, the Subadvisor overweights the Fund relative to the Index with securities that it believes are underpriced and will outperform the Index, and underweights or sells securities "short" that it believes are overpriced and will underperform the Index in an attempt to produce returns that exceed those of the Index. The Subadvisor maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, the Fund's ability to sell short certain securities may be restricted.

Short sales are intended to allow the Fund to earn returns on securities that the Subadvisor believes will underperform the benchmark and also are intended to allow the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy.

The Fund invests in, among other things, companies with market capitalizations that, at the time of investment, are similar to companies in the Index. The Subadvisor seeks to control the Fund's exposure to risk through, among other things, sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor further seeks to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor may sell or sell short a security for one or more of the following reasons (among others): credit deterioration; repositioning caused by a change in its "top down" outlook; excessive downward price volatility; or recognition of an alternative investment with relatively better value.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

MainStay High Yield Opportunities Fund

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's investments in floating rate loans are more likely to decline.

Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

MainStay High Yield Opportunities Fund

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Fund Counterparty Risk: On September 15, 2008, one of the Fund's trading counterparties, Lehman Brothers International (Europe) ("LBIE"), was placed in insolvency administration under the U.K. Insolvency Act. As a result, the Fund has been unable to close out open short positions with LBIE and has been unable to sell or substitute out the securities that were pledged as collateral for these open short positions. While this has not impacted the Fund's ability to implement its investment strategy to date, until these securities are made available, there may be an impact on the Fund's ability to fully implement its investment strategy. The Fund has pursued and will continue to pursue efforts to return the borrowed securities and secure the release of collateral. To date, these efforts have not been successful and the Fund cannot assure that these efforts will be successful in the future.

In order to mitigate any potential negative impact on the Fund and its shareholders which may result from a final judicial determination that the Fund is not entitled to the unfettered use and ownership of the collateral, the Fund and New York Life Insurance Company ("New York Life"), an affiliate of the Fund's Manager, have entered into an agreement with respect to the collateral. Pursuant to that agreement, at the conclusion of the bankruptcy process, should the Fund be entitled to obtain less than 100 percent of the then current market value of the collateral, New York Life will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral.

As of December 31, 2012, the Fund had pledged approximately 4.27% of its net assets as collateral for short sale transactions executed with LBIE. These assets are held in an account with the Fund's custodian, State Street Bank and Trust Company, for the benefit of LBIE. To the extent that the Fund determines that these assets are illiquid, either due to the operational restraints discussed above or for any other reason, the Fund will not purchase additional illiquid securities if at the time of purchase the value of all portfolio assets deemed illiquid represents more than 15% of the Fund's net assets. However, the Fund may obtain illiquid securities as a result of a corporate action on an existing security held by the Fund, if the Fund's portfolio managers believe that holding such illiquid security is in the best interest of the Fund and its shareholders. The Fund may change any such determination at any time without notice to shareholders.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index as its primary benchmark. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on December 14, 2007. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer class would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

MainStay High Yield Opportunities Fund

Annual Returns, Class I Shares

(by calendar year 2008-2012)

Best Quarter
2Q/09	20.52%
Worst Quarter
4Q/08	-10.81%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	Life of Fund
Return Before Taxes
Investor Class	13.71%	10.97%	10.73%
Class A	13.70%	11.04%	10.79%
Class C	17.29%	11.17%	10.92%
Class I	19.31%	12.33%	12.07%
Return After Taxes on Distributions
Class I	16.69%	9.52%	9.28%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	12.56%	8.96%	8.75%
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (reflects no deductions for fees, expenses, or taxes)	15.55%	10.14%	10.07%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since 2007
	Louis N. Cohen, Managing Director	Since 2007
	Michael Kimble, Managing Director	Since 2007
	Taylor Wagenseil, Managing Director	Since 2007
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

MainStay High Yield Opportunities Fund

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Indexed Bond Fund

Investment Objective

The Fund seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund's primary benchmark index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.44%	0.22%	0.22%
Total Annual Fund Operating Expenses[3]	0.94%	0.72%	0.47%
Waivers / Reimbursements[3]	(0.02)%	0.00%	(0.04)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.92%	0.72%	0.43%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.25% on assets up to $1 billion; and 0.20% on assets in excess of $1 billion.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class I
Class
1 Year	$ 391	$ 371	$ 44
3 Years	$ 589	$ 523	$ 147
5 Years	$ 803	$ 689	$ 259
10 Years	$ 1,418	$ 1,168	$ 588

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 174% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities that New York Life Investments, the Fund's Manager, believes will replicate the performance of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with components for government and corporate

MainStay Indexed Bond Fund

securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index funds, such as the Fund, seek to match the return on their respective indices gross of fees, unlike other actively managed funds which generally seek to beat an index or indices. No attempt is made to manage the Fund in an active manner by using economic, financial or market analysis.

The Fund may invest in U.S. dollar-denominated foreign securities that are issued by companies organized outside the U.S. The Fund may also invest in variable rate notes, floaters and mortgage-related and asset-backed securities.

The Fund may invest in mortgage dollar rolls, which are transactions in which the Fund sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

The Fund may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest in such derivatives to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Manager employs an analytical approach to tracking the securities that comprise the Barclays U.S. Aggregate Bond Index. Using this method, the Fund invests in fixed-income securities which, in the aggregate, are expected to approximate the performance of the Barclays U.S. Aggregate Bond Index. Changes in the characteristics or the composition of the Barclays U.S. Aggregate Bond Index may, from time to time, warrant adjustments to the Fund's portfolio. The correlation between the investment performance of the Fund and the Barclays U.S. Aggregate Bond Index is expected to be at least 0.95, on an annual basis, before fees and expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Barclays U.S. Aggregate Bond Index.

The average life of the securities in the Fund's portfolio will approximate that of securities in the Barclays U.S. Aggregate Bond Index, which will vary from time to time.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Manager may not produce the desired results.

Index Strategy Risk: The Fund employs an index strategy that invests in fixed-income securities which, in the aggregate, are expected to approximate the performance of the Barclays U.S. Aggregate Bond Index regardless of market trends. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Fund's portfolio. Also, the Fund's fees and expenses will reduce the Fund's returns, unlike those of the index.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

There is no assurance that the investment performance of the Fund will equal or exceed that of the Barclays U.S. Aggregate Bond Index. If the value of the Barclays U.S. Aggregate Bond Index declines, the net asset value of shares of the Fund are also likely to decline. The Fund's ability to track the Barclays U.S. Aggregate Bond Index may be affected by, among other things, transaction costs; changes in either the composition of the Barclays U.S. Aggregate Bond Index or the number of bonds outstanding for the components of the Barclays U.S. Aggregate Bond Index; and timing and amount of purchases and redemptions of the Fund's shares.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign

MainStay Indexed Bond Fund

securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Barclays U.S. Aggregate Bond Index as its primary benchmark. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. The performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2003-2012)

Best Quarter
4Q/08	5.94%
Worst Quarter
2Q/04	-2.54%

MainStay Indexed Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	0.22%	4.75%	4.20%
Class A	0.25%	4.85%	4.25%
Class I	3.84%	5.91%	4.94%
Return After Taxes on Distributions
Class I	2.60%	4.32%	3.40%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	2.76%	4.20%	3.35%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	4.22%	5.95%	5.18%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund’s Manager and is responsible for the day-to-day portfolio management of the Fund.

Manager	Portfolio Managers	Service Date
New York Life Investment Management LLC	Donald F. Serek, Managing Director	Since 2004
	Thomas J. Girard, Senior Managing Director	Since 2007
	George S. Cherpelis, Senior Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Intermediate Term Bond Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%
Other Expenses	0.25%	0.14%	0.25%	0.25%	0.14%	0.23%	0.23%
Total Annual Fund Operating Expenses[2,3]	1.09%	0.98%	1.84%	1.84%	0.73%	0.82%	1.07%
Waivers / Reimbursements[2,3]	(0.09)%	(0.09)%	(0.09)%	(0.09)%	(0.13)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2,3]	1.00%	0.89%	1.75%	1.75%	0.60%	0.73%	0.98%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $1 billion; and 0.475% on assets in excess of $1 billion. This agreement may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund. Without this waiver, the management fee would be 0.60% on assets up to $500 million; 0.575% on assets from $500 million up to $1 billion; and 0.55% on assets in excess of $1 billion.

3. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for the Fund’s Class I shares do not exceed 0.60% of its average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I	Class R1	Class R2
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 547	$ 537	$ 178	$ 678	$ 178	$ 278	$ 61	$ 75	$ 100
3 Years	$ 772	$ 740	$ 570	$ 870	$ 570	$ 570	$ 220	$ 253	$ 331
5 Years	$ 1,015	$ 959	$ 987	$ 1,187	$ 987	$ 987	$ 393	$ 446	$ 581
10 Years	$ 1,711	$ 1,589	$ 1,955	$ 1,955	$ 2,151	$ 2,151	$ 894	$ 1,005	$ 1,298

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

MainStay Intermediate Term Bond Fund

reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities, such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; and loan participation interests. The effective maturity of this portion of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions, as determined by MacKay Shields LLC, the Fund's Subadvisor. Effective maturity is a measure of a debt security's maturity which takes into consideration the possibility that the issuer may call the debt security before its maturity date.

At least 65% percent of the Fund's total assets will be invested in investment grade debt securities, as rated by an independent rating agency, such as rated BBB- or better by Standard & Poor's ("S&P") or Baa3 or better by Moody's Investor Service, Inc. ("Moody's") when purchased, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund may also invest up to 20% of its total assets in securities rated below investment grade by an independent rating agency or, if not rated, determined to be of equivalent quality by the Subadvisor. Some securities that are rated below investment grade by independent rating agencies are commonly referred to as "junk bonds." If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality. The Fund may invest in mortgage dollar rolls, to-be-announced ("TBA") securities transactions, variable rate notes and floaters.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

The Fund may also invest in derivatives such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. Commercial paper must be, when purchased, rated in the highest rating category by an independent rating agency, such as A-1 by S&P or Prime-1 by Moody's, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or floating rates of interest.

Investment Process: In pursuing the Fund's investment strategy, the Subadvisor conducts a continuing review of yields and other information derived from a database which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such a security at a substantial discount from face value or holding such a security until maturity. In addition, there is also the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain

MainStay Intermediate Term Bond Fund

circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Barclays U.S. Aggregate Bond Index as its primary benchmark. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance figures for Class R1 and Class R2 shares, first offered on June 29, 2012, include the historical performance of Class I shares through June 28, 2012. The performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

MainStay Intermediate Term Bond Fund

Annual Returns, Class I Shares

(by calendar year 2003-2012)

Best Quarter
3Q/09	4.40%
Worst Quarter
2Q/04	-2.57%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	2.88%	5.75%	4.74%
Class A	2.94%	5.87%	4.80%
Class B	1.87%	5.60%	4.45%
Class C	5.86%	5.91%	4.46%
Class I	8.08%	7.20%	5.65%
Class R1	7.96%	7.09%	5.54%
Class R2	7.70%	6.83%	5.28%
Return After Taxes on Distributions
Class I	6.65%	5.56%	4.09%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	5.23%	5.23%	3.93%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	4.22%	5.95%	5.18%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since 2011
	Louis N. Cohen, Managing Director	Since 2011
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial

MainStay Intermediate Term Bond Fund

investment minimum ($50 for subsequent purchases) applies. Class R1 shares, Class R2 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Short Duration High Yield Fund

Investment Objective

The Fund seeks high current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I	Class R2
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%
Other Expenses[2]	0.53%	0.48%	0.53%	0.48%	0.58%
Total Annual Fund Operating Expenses[3]	1.43%	1.38%	2.18%	1.13%	1.48%
Waivers / Reimbursements[3]	(0.33)%	(0.33)%	(0.33)%	(0.33)%	(0.33)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.10%	1.05%	1.85%	0.80%	1.15%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. "Other Expenses" are based on estimated amounts for the current fiscal year.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class C		Class I	Class R2
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$409	$404	$188	$288	$82	$117
3 Years	$707	$692	$650	$650	$326	$436
5 Years	$1,028	$1,002	$1,139	$1,139	$590	$777
10 Years	$1,934	$1,880	$2,488	$2,488	$1,345	$1,740
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has been in operation for less than one full calendar year, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's or Moody's Investors Service,

MainStay Short Duration High Yield Fund

Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor. Debt securities in which the Fund may invest include all types of debt obligations such as bonds, debentures, notes, bank debt, bank loan participations, commercial paper, floating rate loans, U.S. Government securities (including obligations, such as repurchase agreements, secured by such instruments), and convertible corporate bonds. The Fund will generally seek to maintain a weighted average duration of three years or less, although the Fund may invest in instruments of any duration or maturity. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Securities that are rated below investment grade by independent rating agencies are commonly referred to as "junk bonds." These securities are sometimes considered speculative. If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund may invest up to 20% of its net assets in equity securities, including preferred shares. The Fund also may invest in securities of non-U.S. issuers. The Fund may hold cash or invest in investment grade short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year. To the extent the Fund is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Fund. Although investing heavily in these investments may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and may limit the Fund's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities through analyzing individual companies and evaluates each company's competitive position, financial condition, and business prospects. The Fund seeks to minimize interest rate risk through its emphasis on duration management and investments in securities with short and intermediate maturities. The Fund only invests in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value divided by the value of its debt, with the intent of maximizing default-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s net asset value per share will fluctuate.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a

MainStay Short Duration High Yield Fund

period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such a security at a substantial discount from face value or holding such a security until maturity. In addition, there is also the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's investments in floating rate loans are more likely to decline.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates.

Past Performance

Since the Fund does not have a full calendar year of performance as of the date of this Prospectus, no calendar year performance information is available.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	J. Matthew Philo, Senior Managing Director	Since 2012
	Andrew Susser, Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii)

MainStay Short Duration High Yield Fund

through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Class R2 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Short Term Bond Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.59%	0.25%	0.25%
Total Annual Fund Operating Expenses[2,3]	1.44%	1.10%	0.85%
Waivers / Reimbursements[2,3]	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2,3]	1.20%	0.86%	0.61%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is an annual percentage of the Fund’s average daily net assets. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $500 million; and 0.475% on assets in excess of $500 million. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund. Without this waiver, the management fee would be 0.60% on assets up to $500 million; and 0.575% on assets in excess of $500 million.

3. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.86% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class I
Class
1 Year	$ 419	$ 385	$ 62
3 Years	$ 719	$ 616	$ 247
5 Years	$ 1,041	$ 865	$ 448
10 Years	$ 1,952	$ 1,579	$ 1,027

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

MainStay Short Term Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. The Fund invests in investment grade securities as rated by an independent rating agency, such as rated BBB- or better by Standard & Poor's ("S&P") or Baa3 or better by Moody's Investor Service, Inc. ("Moody's") at the time of purchase, or if unrated, determined to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor; and invests in corporate commercial paper only if rated in the highest rating category by an independent rating agency, such as A-1 by S&P or Prime-1 by Moody's at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality.

The Fund's principal investments may have fixed, variable or floating interest rates and include: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; certificates of deposit, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by U.S. and foreign corporate entities, foreign governments and agencies, and supranational organizations. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

The Subadvisor may invest in mortgage dollar rolls and to-be-announced ("TBA") securities transactions. The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor conducts a continuing review of yields and other information derived from databases which it maintains in managing fixed-income portfolios and in doing so utilizes fundamental economic cycle analysis and considers credit quality and interest rate trends.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund, which may be determined by an evaluation of economic conditions, the issuer's financial condition, and industry conditions and outlooks.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s net asset value per share will fluctuate.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties

MainStay Short Term Bond Fund

involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Barclays U.S. 1-3 Year Government/Credit Index as its primary benchmark. The Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Unadjusted, the performance shown for the newer classes would likely have been different. Performance for newer share classes is adjusted for differences in fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2003-2012)

Best Quarter
4Q/08	4.04%
Worst Quarter
2Q/04	-1.32%

MainStay Short Term Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	-2.00%	1.60%	2.06%
Class A	-1.78%	1.90%	2.21%
Class I	1.51%	2.79%	2.83%
Return After Taxes on Distributions
Class I	1.10%	2.10%	1.95%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	1.06%	2.00%	1.91%
Barclays U.S. 1-3 Year Government/Credit Index (reflects no deductions for fees, expenses, or taxes)	1.26%	2.88%	3.13%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since 2011
	Louis N. Cohen, Managing Director	Since 2011
	Claude Athaide, Director	Since 2000
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Unconstrained Bond Fund

(formerly known as MainStay Flexible Bond Opportunities Fund)

Investment Objective

The Fund seeks total return by investing primarily in domestic and foreign debt securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses
Interest Expense on Securities Sold Short	0.18%	0.18%	0.18%	0.18%	0.18%
Broker Fees and Charges on Short Sales	0.15%	0.15%	0.15%	0.15%	0.14%
Remainder of Other Expenses	0.32%	0.13%	0.32%	0.32%	0.14%
Total Other Expenses	0.65%	0.46%	0.65%	0.65%	0.46%
Total Annual Fund Operating Expense	1.52%	1.33%	2.27%	2.27%	1.08%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; and 0.50% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 598	$ 579	$ 230	$ 730	$ 230	$ 330	$ 110
3 Years	$ 909	$ 852	$ 709	$ 1,009	$ 709	$ 709	$ 343
5 Years	$ 1,242	$ 1,146	$ 1,215	$ 1,415	$ 1,215	$ 1,215	$ 595
10 Years	$ 2,181	$ 1,979	$ 2,417	$ 2,417	$ 2,605	$ 2,605	$ 1,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

MainStay Unconstrained Bond Fund

Principal Investment Strategies

The Fund seeks to achieve its investment objective through a flexible investment process that allocates investments across the global fixed-income markets. The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities. The Fund may invest in both investment grade and non-investment grade fixed-income securities. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. The Fund may invest without limitation in securities of foreign issuers, including emerging markets. The currency exposure of non-U.S. investments may or may not be hedged. The Fund may invest up to 15% of its net assets in equity securities.

The Fund intends to utilize various investment strategies in a broad array of fixed-income sectors to achieve its investment objective. The Fund will not be constrained by portfolio management relative to an index. Because an unconstrained bond portfolio does not track a fixed-income index, its performance may vary at times and demonstrate low correlation to traditional fixed-income indices. In pursuing its investment objective, the Fund’s investment strategy is subject to market risk and shares may gain or lose value.

The average portfolio duration of the Fund will normally vary from 0 to 7 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in derivatives, such as futures, options, forward commitments and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings or manage duration. The Fund may invest up to 15% of its total assets in swaps.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund's short positions, either direct short positions or through derivative transactions, such as credit default swaps or total return swaps, may aggregate up to 20% of the Fund’s net assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Investment Process: MacKay Shields LLC, the Fund’s Subadvisor, seeks to identify investment opportunities through an investment process focused on macroeconomic analysis and bottom-up security selection. The Subadvisor allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions. The Fund may invest across bond market sectors, geographies and credit qualities.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic and foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due

MainStay Unconstrained Bond Fund

to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

MainStay Unconstrained Bond Fund

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

When-Issued Securities Risk: The Fund may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index as well as two additional benchmarks. The Fund has selected the Barclays U.S. Aggregate Bond Index as its primary benchmark. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate ("LIBOR") with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. The performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Effective February 28, 2013, the Fund changed its investment strategies. The past performance in the bar chart and table reflect the Fund's prior investment objective and principal investment strategies.

MainStay Unconstrained Bond Fund

Annual Returns, Class B Shares

(by calendar year 2003-2012)

Best Quarter
3Q/09	9.93%
Worst Quarter
4Q/08	-7.60%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	8.52%	6.10%	7.03%
Class A	8.69%	6.26%	7.11%
Class B	7.83%	5.98%	6.72%
Class C	11.84%	6.27%	6.71%
Class I	14.08%	7.56%	7.93%
Return After Taxes on Distributions
Class B	6.23%	4.08%	4.94%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	5.05%	3.96%	4.74%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	4.22%	5.95%	5.18%
Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (reflects no deductions for fees, expenses, or taxes)	0.51%	1.18%	2.22%
Morningstar Nontraditional Bond Category Average (reflects no deductions for fees and taxes)	7.76%	4.46%	5.25%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since 2009
	Michael Kimble, Managing Director	Since 2009
	Louis N. Cohen, Managing Director	Since 2009
	Taylor Wagenseil, Managing Director	Since 2009
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial

MainStay Unconstrained Bond Fund

investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay California Tax Free Opportunities Fund

Investment Objective

The Fund seeks current income exempt from federal and California income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	None
Other Expenses[2]	0.47%	0.35%	0.47%	0.35%
Total Annual Fund Operating Expenses[3,4]	1.22%	1.10%	1.47%	0.85%
Waivers / Reimbursements[3,4]	(0.35)%	(0.35)%	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3,4]	0.87%	0.75%	1.12%	0.50%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. "Other Expenses" are based on estimated amounts for the current fiscal year.

3. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund (“Board”). Without this waiver, the management fee would be 0.50% of the Fund’s average daily net assets.

4. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 535	$ 523	$ 114	$ 214	$ 51
3 Years	$ 787	$ 751	$ 430	$ 430	$ 236
5 Years	$ 1,058	$ 997	$ 769	$ 769	$ 437
10 Years	$ 1,831	$ 1,700	$ 1,727	$ 1,727	$ 1,017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has been in operation for less than one full calendar year, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

MainStay California Tax Free Opportunities Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California income taxes.

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the U.S., and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and California income taxes, the Fund will treat the bond as qualifying for purposes of the 80% requirement even though the issuer of the bond may be located outside of California. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax ("AMT"), and municipal bonds that pay interest that is subject to federal and California income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, currently intends to invest primarily in investment grade quality bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch"), or Baa3 or higher by Moody's Investor Service Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in non-investment grade municipal bonds (commonly referred to as “junk bonds”) as rated by at least one independent rating agency (such as bonds rated BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s), including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund generally invests in municipal bonds that have a maturity of five years or longer at the time of purchase. The Fund may invest in derivatives, such as futures and options, to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

If the supply of state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from California income taxes.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal bond market, and tax policies, as well as analyzing individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Municipal Bond Risk: Municipal bond risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

MainStay California Tax Free Opportunities Fund

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities or regions.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less

MainStay California Tax Free Opportunities Fund

than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

California State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. California continues to experience financial difficulties due to the economic environment. The further deterioration of California’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in California.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Past Performance

Since the Fund does not have a full calendar year of performance as of the date of this Prospectus, no calendar year performance information is available.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	John Loffredo, Senior Managing Director	Since February 2013
	Robert DiMella, Senior Managing Director	Since February 2013
	Michael Petty, Managing Director	Since February 2013
	David Dowden, Managing Director	Since February 2013
	Scott Sprauer, Director	Since February 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally expected to be exempt from federal and California state income tax. However, the Fund may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay High Yield Municipal Bond Fund

Investment Objective

The Fund seeks a high level of current income exempt from federal income taxes. The Fund's secondary investment objective is total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets) [2]	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.13%	0.11%	0.12%	0.11%
Acquired (Underlying) Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[3]	0.95%	0.93%	1.69%	0.68%
Waivers / Reimbursements[3]	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.92%	0.90%	1.66%	0.65%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.55% on assets up to $1 billion; and 0.54% on assets in excess of $1 billion.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 540	$ 538	$ 169	$ 269	$ 66
3 Years	$ 736	$ 730	$ 530	$ 530	$ 215
5 Years	$ 949	$ 939	$ 915	$ 915	$ 376
10 Years	$ 1,561	$ 1,539	$ 1,995	$ 1,995	$ 844

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 117% of the average value of its portfolio.

MainStay High Yield Municipal Bond Fund

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds. The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds.

Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations.

Although the Fund may invest in municipal bonds in any rating category, MacKay Shields LLC, the Fund's Subadvisor, intends to invest at least 65% of the Fund's net assets in medium- to low-quality bonds as rated by at least one independent rating agency (such as bonds rated BBB+ or lower by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch"), or Baa1 or lower by Moody's Investor Service, Inc. ("Moody's")), including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P, Fitch or Moody's), or if unrated, judged to be of comparable quality by the Subadvisor ("distressed securities"). Some obligations rated below investment grade are commonly referred to as "junk bonds." It is possible that the Fund could invest up to 100% of its net assets in these securities. However, the Fund reserves the right to invest less than 65% of its net assets in medium- to low-quality bonds if the Subadvisor determines that there is insufficient supply of such obligations available for investment. The Fund will generally invest in municipal bonds that have a maturity of five years or longer at the time of purchase. If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. Some of the Fund's earnings may be subject to federal income tax and most may be subject to state and local taxes.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify tax-exempt securities it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technical characteristics in the municipal bond market, tax policies, as well as analyzes individual municipal securities and sectors.

Generally, the Fund will invest in distressed securities when the Subadvisor believes that such an investment offers significant potential for higher returns or can be exchanged for other securities that offer this potential. However, the Fund cannot guarantee that it will achieve these returns or that an issuer will make an exchange offer or emerge from bankruptcy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest

MainStay High Yield Municipal Bond Fund

rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Municipal Bond Risk: Municipal bond risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such securities at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which could cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a

MainStay High Yield Municipal Bond Fund

derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and for the life of the Fund compare to those of a broad-based securities market index, as well as a composite index. The Fund has selected the Barclays Municipal Bond Index as its primary benchmark. The Barclays Municipal Bond Index includes approximately 46,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Fund has selected the High Yield Municipal Bond Composite Index as a secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index weighted 60%/40% respectively.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on March 31, 2010. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2011-2012)

Best Quarter
1Q/12	6.10%
Worst Quarter
1Q/11	-0.31%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	Life of Fund
Return Before Taxes
Investor Class	11.70%	10.22%
Class A	11.59%	10.30%
Class C	14.96%	11.23%
Class I	17.14%	12.38%
Return After Taxes on Distributions
Class I	17.00%	12.25%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	12.93%	11.29%
Barclays Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)	6.78%	6.70%
High Yield Municipal Bond Composite Index (reflects no deductions for fees, expenses, or taxes)	13.47%	9.33%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	John Loffredo, Senior Managing Director	Since 2010
	Robert DiMella, Senior Managing Director	Since 2010
	Michael Petty, Managing Director	Since 2010
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, the Fund may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay New York Tax Free Opportunities Fund

Investment Objective

The Fund seeks current income exempt from federal and New York state and, in some cases, New York local income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	None
Other Expenses[2]	0.55%	0.38%	0.55%	0.38%
Acquired (Underlying) Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[3,4]	1.32%	1.15%	1.57%	0.90%
Waivers / Reimbursements[3,4]	(0.38)%	(0.38)%	(0.38)%	(0.38)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3,4]	0.94%	0.77%	1.19%	0.52%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. "Other Expenses" are based on estimated amounts for the current fiscal year.

3. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund (“Board”). Without this waiver, the management fee would be 0.50% of the Fund’s average daily net assets.

4. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 542	$ 525	$ 121	$ 221	$ 53
3 Years	$ 814	$ 763	$ 459	$ 459	$ 249
5 Years	$ 1,106	$ 1,019	$ 819	$ 819	$ 461
10 Years	$ 1,937	$ 1,752	$ 1,835	$ 1,835	$ 1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

MainStay New York Tax Free Opportunities Fund

reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the period May 14, 2012 (commencement of operations), through the end of the Fund’s fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes.

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the U.S., and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and New York income taxes, the Fund will treat the bond as qualifying for purposes of the 80% requirement even though the issuer of the bond may be located outside of New York. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax ("AMT"), and municipal bonds that pay interest that is subject to federal and New York income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, currently intends to invest primarily in investment grade quality bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch"), or Baa3 or higher by Moody's Investor Service Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in non-investment grade municipal bonds (commonly referred to as “junk bonds”) as rated by at least one independent rating agency (such as bonds rated BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s), including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund generally invests in municipal bonds that have a maturity of five years or longer at the time of purchase. The Fund may invest in derivatives, such as futures and options, to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

If the supply of state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from New York income taxes.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal bond market, and tax policies, as well as analyzing individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Municipal Bond Risk: Municipal bond risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

MainStay New York Tax Free Opportunities Fund

• Revenue Bonds (including Industrial Development Bonds) Risk—depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities or regions.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these

MainStay New York Tax Free Opportunities Fund

securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

New York State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. New York continues to experience financial difficulties due to the economic environment. The further deterioration of New York’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in New York.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Past Performance

Since the Fund does not have a full calendar year of performance as of the date of this Prospectus, no calendar year performance information is available.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	John Loffredo, Senior Managing Director	Since 2012
	Robert DiMella, Senior Managing Director	Since 2012
	Michael Petty, Managing Director	Since 2012
	David Dowden, Managing Director	Since 2012
	Scott Sprauer, Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally expected to be exempt from federal and New York state and, in some cases, New York local income tax. However, the Fund may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Tax Free Bond Fund

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	0.50%	None
Other Expenses	0.14%	0.07%	0.14%	0.14%	0.07%
Total Annual Fund Operating Expenses[2,3]	0.91%	0.84%	1.16%	1.16%	0.59%
Waivers / Reimbursements[2,3]	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2,3]	0.86%	0.79%	1.11%	1.11%	0.54%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is an annual percentage of the Fund's average daily net assets, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed the following percentages: 0.45% on assets up to $500 million; 0.425% on assets from $500 million to $1 billion; and 0.40% on assets in excess of $1 billion. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund. Without this waiver the management fee would be: 0.50% on assets up to $500 million; 0.475% on assets from $500 million up to $1 billion; and 0.45% on assets in excess of $1 billion.

3. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 534	$ 527	$ 113	$ 613	$ 113	$ 213	$ 55
3 Years	$ 722	$ 701	$ 364	$ 664	$ 364	$ 364	$ 184
5 Years	$ 927	$ 890	$ 633	$ 833	$ 633	$ 633	$ 324
10 Years	$ 1,515	$ 1,436	$ 1,335	$ 1,335	$ 1,405	$ 1,405	$ 733

MainStay Tax Free Bond Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus borrowings for investment purposes) in municipal bonds that are rated investment grade by at least one independent rating agency (i.e., within the highest four quality ratings by Moody's Investor Service, Inc., Standard & Poor's or Fitch Ratings). On average, the Fund will invest in municipal bonds that have a maturity range of 10 to 30 years. Municipal bonds are issued by or on behalf of the District of Columbia, states, territories, commonwealths and possessions of the United States and their political subdivisions and agencies, authorities and instrumentalities. The Fund may invest up to 20% of its net assets in unrated securities deemed by MacKay Shields LLC, the Fund's Subadvisor, to be of comparable quality. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor employs a relative value research-driven approach to achieve the Fund's investment objective. The Subadvisor's strategies include duration management, sector allocation, yield curve positioning and buy/sell trade execution. The Subadvisor may engage in various portfolio strategies to achieve the Fund's investment objective, to seek to enhance the Fund's investment return and to seek to hedge the portfolio against adverse effects from movements in interest rates and in the securities markets.

The Subadvisor uses active management in an effort to identify mispriced tax-exempt securities and build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market and tax policies, and analyzes individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying

MainStay Tax Free Bond Fund

instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Municipal Bond Risk: Municipal bond risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Barclays Municipal Bond Index as its primary benchmark. The Barclays Municipal Bond Index includes approximately 46,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008. Performance figures for Class I shares, first offered on December 21, 2009, includes the historical performance of Class B shares through December 20, 2009. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes

MainStay Tax Free Bond Fund

would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2003-2012)

Best Quarter
3Q/09	8.29%
Worst Quarter
4Q/10	-4.99%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	5.85%	4.75%	3.71%
Class A	5.94%	4.83%	3.75%
Class B	5.59%	5.12%	3.92%
Class C	9.57%	5.46%	3.93%
Class I	11.20%	6.04%	4.47%
Return After Taxes on Distributions
Class B	5.58%	5.11%	3.91%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	4.93%	4.93%	3.88%
Barclays Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)	6.78%	5.91%	5.10%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	John Loffredo, Senior Managing Director	Since 2009
	Robert DiMella, Senior Managing Director	Since 2009
	Michael Petty, Managing Director	Since 2011
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial

MainStay Tax Free Bond Fund

investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, the Fund may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Money Market Fund

Investment Objective

The Fund seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.47%	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.44%	0.22%	0.44%	0.44%
Total Annual Fund Operating Expenses[2]	0.91%	0.69%	0.91%	0.91%
Waivers / Reimbursements[2]	(0.11)%	0.00%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.80%	0.69%	0.80%	0.80%

1. The management fee is as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million up to $1 billion; and 0.35% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

2. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B	Class C
Class
1 Year	$ 82	$ 70	$ 82	$ 82
3 Years	$ 279	$ 221	$ 279	$ 279
5 Years	$ 493	$ 384	$ 493	$ 493
10 Years	$ 1,109	$ 859	$ 1,109	$ 1,109

Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Fund maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. The Fund seeks to maintain a stable $1.00 net asset value per share.

The Fund may invest in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; U.S. and foreign bank and bank holding company obligations, such as certificates of deposit ("CDs"), bankers' acceptances and Eurodollars; commercial paper; time

MainStay Money Market Fund

deposits; repurchase agreements; and corporate debt securities. The Fund may invest in variable rate notes, floaters, and mortgage-related and asset-backed securities. The Fund may also invest in foreign securities that are U.S. dollar-denominated securities of foreign issuers.

The Fund will generally invest in obligations that mature in 397 days or less and substantially all of which will be held to maturity. However, the Fund may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: New York Life Investments, the Fund's Manager, seeks to achieve the highest yield relative to minimizing risk while also maintaining liquidity and preserving principal. The Manager selects securities based on an analysis of the creditworthiness of the issuer. The Manager works to add value by emphasizing specific securities and sectors of the money market that appear to be attractively priced based upon historical and current yield spread relationships.

The Manager may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

Stable Net Asset Value Risk: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility.

Management Risk: The investment strategies, practices and risk analysis used by the Manager may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Money Market Fund Regulatory Risk: Money market funds are subject to liquidity, credit quality, and maturity requirements pursuant to Securities and Exchange Commission ("SEC") rules. These requirements may limit the amount of yield the Fund may achieve. The SEC or other

MainStay Money Market Fund

regulatory agencies may adopt additional money market fund regulations in the future, which may impact the operation or performance of the Fund.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns for the one-, five- and ten-year periods compare to those of a money market fund average. The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

Performance for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer class would likely have been different. For certain periods, the Manager voluntarily has waived or reimbursed the Fund’s expenses to the extent it deemed appropriate to enhance the Fund’s yield during periods when expenses had a significant impact on yield because of low interest rates. Without these waivers or reimbursements, the Fund’s returns would have been lower. Past performance is not necessarily an indication of how the Fund will perform in the future.

For current yield information, call toll-free: 800-MAINSTAY (624-6782).

Annual Returns, Class B Shares

(by calendar year 2003-2012)

Best Quarter
3Q/07	1.16%
Worst Quarter
1Q/11	0.00%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Investor Class	0.01%	0.40%	1.46%
Class A	0.01%	0.42%	1.48%
Class B	0.01%	0.40%	1.46%
Class C	0.01%	0.40%	1.46%
7-day current yield
Investor Class: 0.01%
Class A: 0.01%
Class B: 0.01%
Class C: 0.01%
Average Lipper Money Market Fund
(reflects no deductions for fees and taxes)	0.02%	0.47%	1.45%

Management

New York Life Investment Management LLC serves as the Fund’s Manager and is responsible for the day-to-day portfolio management of the Fund.

MainStay Money Market Fund

Manager	Portfolio Managers	Service Date
New York Life Investment Management LLC	Thomas J. Girard, Senior Managing Director	Since 2009
	David E. Clement, Senior Director	Since 2009
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, and $25,000 for Class A shares. A subsequent investment minimum of $50 applies for investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment ($50 for subsequent purchases) applies.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Balanced Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.44%	0.25%	0.44%	0.44%	0.25%	0.35%	0.35%	0.35%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.40%	1.21%	2.15%	2.15%	0.96%	1.06%	1.31%	1.56%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets in excess of $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I	Class R1	Class R2	Class R3
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 685	$ 667	$ 218	$ 718	$ 218	$ 318	$ 98	$ 108	$ 133	$ 159
3 Years	$ 969	$ 913	$ 673	$ 973	$ 673	$ 673	$ 306	$ 337	$ 415	$ 493
5 Years	$ 1,274	$ 1,178	$ 1,154	$ 1,354	$ 1,154	$ 1,154	$ 531	$ 585	$ 718	$ 850
10 Years	$ 2,137	$ 1,935	$ 2,292	$ 2,292	$ 2,483	$ 2,483	$ 1,178	$ 1,294	$ 1,579	$ 1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 209% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Fund will invest at least 25% of its assets in fixed-income securities.

MainStay Balanced Fund

The Fund may invest up to 20% of its net assets in foreign securities, but only in countries the Manager or Subadvisor considers stable and only in securities considered to be of high quality. The Fund may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Under normal market conditions, the Manager and Subadvisor will seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Fund's assets. The Manager and Subadvisor will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

Equity Investment Process: Cornerstone Capital Management Holdings LLC, the Fund's Subadvisor, manages the equity portion of the Fund. The Subadvisor generally invests in mid-capitalization, value oriented stocks, but may also invest in large capitalization, value oriented stocks. The Subadvisor considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index (which ranged from $296.4 million to $25.1 billion as of December 31, 2012), the S&P MidCap 400® Index (which ranged from $403.7 million to $16.2 billion as of December 31, 2012), or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and to have a large amount of stock outstanding compared to small-capitalization stocks.

"Value" stocks are stocks that the Subadvisor determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe.

The Fund seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. Investments are selected using an objective, disciplined and broadly-applied process, while seeking to limit exposure to risk.

Fixed-Income Investment Process: New York Life Investment Management LLC, the Fund's Manager, manages the fixed-income portion of the Fund. The Manager invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality, duration and price. The fixed-income portion of the portfolio normally has an intermediate term duration that ranges from three to five years.

The Fund's investments may include variable rate notes, floaters and mortgage-related securities (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Manager and Subadvisor may not produce the desired results.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

MainStay Balanced Fund

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices, as well as a composite index. The Fund has selected the Russell Midcap® Value Index as its primary benchmark. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Balanced Composite Index as a secondary benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. The Fund has selected the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index as an additional benchmark. The Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B, R1 and R2 shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class I shares through April 27, 2006. Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002 through January 1, 2004 and the historical performance of the Class I shares through December 29, 2002. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

MainStay Balanced Fund

Annual Returns, Class I Shares

(by calendar year 2003-2012)

Best Quarter
2Q/09	13.23%
Worst Quarter
4Q/08	-13.31%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	5.57%	2.10%	6.12%
Class A	5.78%	2.26%	6.21%
Class B	5.85%	2.10%	5.93%
Class C	9.86%	2.47%	5.94%
Class I	12.23%	3.72%	7.17%
Class R1	12.06%	3.60%	7.05%
Class R2	11.82%	3.35%	6.79%
Class R3	11.56%	3.10%	6.52%
Return After Taxes on Distributions
Class I	11.89%	3.35%	6.40%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	8.14%	3.04%	5.99%
Russell Midcap® Value Index (reflects no deductions for fees, expenses, or taxes)	18.51%	3.79%	10.63%
Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)	12.74%	5.04%	8.62%
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index (reflects no deductions for fees, expenses, or taxes)	4.24%	5.19%	4.61%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager, oversees the investment portfolio of the Fund, and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Cornerstone Capital Management Holdings LLC serves as the Fund's Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Fund.

Manager/Subadvisor	Portfolio Managers	Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Thomas J. Girard, Senior Managing Director	Since 2008
	Donald F. Serek, Managing Director	Since 2012
	George S. Cherpelis, Senior Director	Since 2012
Cornerstone Capital Management Holdings LLC	Andrew Ver Planck, Senior Vice President	Since February 2013

MainStay Balanced Fund

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Convertible Fund

Investment Objective

The Fund seeks capital appreciation together with current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.37%	0.15%	0.37%	0.37%	0.15%
Total Annual Fund Operating Expenses	1.22%	1.00%	1.97%	1.97%	0.75%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; and 0.50% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 667	$ 646	$ 200	$ 700	$ 200	$ 300	$ 77
3 Years	$ 916	$ 851	$ 618	$ 918	$ 618	$ 618	$ 240
5 Years	$ 1,183	$ 1,072	$ 1,062	$ 1,262	$ 1,062	$ 1,062	$ 417
10 Years	$ 1,946	$ 1,707	$ 2,102	$ 2,102	$ 2,296	$ 2,296	$ 930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Fund may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

MainStay Convertible Fund

Investment Process: The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as rated lower than BBB- by Standard & Poor's ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Fund's Subadvisor. Some securities that are rated below investment grade by independent rating agencies are commonly referred to as "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from an independent rating agency, such as within the rating category of BB or B by S&P or Ba or B by Moody's. If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

The Fund may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Fund may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded primarily in markets outside the U.S.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Fund may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the

MainStay Convertible Fund

increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bank of America Merrill Lynch All U.S. Convertible Index as its primary benchmark. The Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance figures for Class I shares, first offered on November 28, 2008, include historical performance of Class B shares through November 27, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2003-2012)

Best Quarter
3Q/09	14.57%
Worst Quarter
4Q/08	-17.45%

MainStay Convertible Fund

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	3.04%	1.56%	6.54%
Class A	3.28%	1.77%	6.64%
Class B	3.17%	1.61%	6.35%
Class C	7.17%	1.96%	6.34%
Class I	9.55%	3.16%	7.51%
Return After Taxes on Distributions
Class B	2.06%	0.88%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	3.01%	1.11%	5.41%
Bank of America Merrill Lynch All U.S. Convertible Index (reflects no deductions for fees, expenses, or taxes)	14.96%	4.06%	7.31%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Service Date
MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

MainStay Income Builder Fund

Investment Objective

The Fund seeks current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 104 of the Prospectus and in the "Alternative Sales Arrangements" section on page 103 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.48%	0.17%	0.48%	0.48%	0.17%
Total Annual Fund Operating Expenses	1.37%	1.06%	2.12%	2.12%	0.81%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.64% on assets up to $500 million; 0.60% on assets from $500 million up to $1 billion; and 0.575% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 682	$ 652	$ 215	$ 715	$ 215	$ 315	$ 83
3 Years	$ 960	$ 869	$ 664	$ 964	$ 664	$ 664	$ 259
5 Years	$ 1,259	$ 1,103	$ 1,139	$ 1,339	$ 1,139	$ 1,139	$ 450
10 Years	$ 2,106	$ 1,773	$ 2,261	$ 2,261	$ 2,452	$ 2,452	$ 1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Fund may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

MainStay Income Builder Fund

Asset Allocation Investment Process: Asset allocation decisions are made by MacKay Shields LLC ("MacKay Shields"), the Subadvisor for the fixed-income portion of the Fund, based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. As part of these asset allocation decisions, MacKay Shields may use equity index futures to add exposure to the equity markets. Neither equity index futures nor fixed-income futures are counted toward the Fund's total equity or fixed-income exposures, respectively.

Equity Investment Process: Epoch Investment Partners, Inc. ("Epoch"), the Subadvisor for the equity portion of the Fund, invests primarily in companies that generate increasing levels of free cash flow and have managements that use it to create returns for shareholders.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reductions.

Epoch seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. Epoch evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

Debt Investment Process: The Fund may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Fund's investment objective, the Fund may invest up to 30% of its net assets in debt securities that MacKay Shields believes may provide capital appreciation in addition to income and are rated below investment grade by an independent rating agency, such as Standard & Poor's or Moody's Investor Service, Inc., or if unrated, deemed to be of comparable creditworthiness by MacKay Shields. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality. Some securities that are rated below investment grade by independent rating agencies are commonly referred to as "junk bonds."

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Fund may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Fund may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Fund: The Fund may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Fund also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Fund may invest up to 10% of its total assets in swaps, including credit default swaps.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, deterioration in the issuer's credit quality. Epoch may sell or reduce a position in a security if among other things, it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may also sell or reduce a position in a security when it believes its investment objectives have been met or if it sees the investment thesis is failing to materialize.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisors may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

MainStay Income Builder Fund

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Mid-Cap and Small-Cap Stock Risk: Stocks of mid-cap and small-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Smaller capitalization companies may be more vulnerable to adverse business or market developments.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's investments in floating rate loans are more likely to decline.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not

MainStay Income Builder Fund

been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of three broad-based securities market indices as well as a composite index. The Fund has selected the MSCI World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund has selected the Russell 1000® Index as a secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Fund has selected the Income Builder Composite Index as an additional benchmark. The Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-through), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. The performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2003-2012)

Best Quarter
3Q/10	9.82%
Worst Quarter
4Q/08	-14.22%

MainStay Income Builder Fund

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	7.91%	2.51%	5.89%
Class A	8.26%	2.78%	6.02%
Class B	8.33%	2.53%	5.70%
Class C	12.29%	2.88%	5.68%
Class I	14.82%	4.24%	7.04%
Return After Taxes on Distributions
Class B	7.58%	1.93%	4.88%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	5.75%	1.89%	4.72%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)	15.83%	-1.18%	7.51%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)	16.42%	1.92%	7.52%
Income Builder Composite Index (reflects no deductions for fees, expenses, or taxes)	10.13%	2.89%	6.70%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	4.22%	5.95%	5.18%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as Subadvisor for the Fund's equity investments. MacKay Shields LLC serves as Subadvisor for the Fund's fixed-income investments, and is responsible for the overall asset allocation decisions for the Fund.

Subadvisors	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since 2009
	Michael Kimble, Managing Director	Since 2009
	Louis N. Cohen, Managing Director	Since 2010
	Taylor Wagenseil, Managing Director	Since 2010
Epoch Investment Partners, Inc.	Eric Sappenfield, Managing Director	Since 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael Welhoelter, Managing Director	Since 2009
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

MainStay Income Builder Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 110 of the Prospectus.

More About Investment Strategies and Risks

Information about each Fund's objective, principal investment strategies, investment practices and principal risk factors appears in the relevant summary sections for each Fund at the beginning of this Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information is provided in alphabetical order and not necessarily in order of importance.

American Depositary Receipts ("ADRs")

The Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are considered to be foreign securities.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are subject to the risks of foreign securities.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their net asset value ("NAV") and may trade at a larger discount or smaller premium subsequent to their purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

California State Specific Risk

The MainStay California Tax Free Opportunities Fund invests primarily in municipal bonds issued by or on behalf of the State of California and its political subdivisions, agencies, authorities and instrumentalities. As a result, the Fund is more exposed to the risks affecting issuers of California municipal bonds than is a municipal bond fund that invests more widely.

Most local government agencies within the State, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety and a weakened economy, among other factors. State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiatives since 1978. Individual local governments may also have local initiatives that affect their fiscal flexibility. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, have all been adversely impacted by the economic recession. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions.

California’s current economic problems heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, authorities and instrumentalities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the Fund, which could adversely affect the Fund’s NAV or the distributions paid by the Fund.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

More About Investment Strategies and Risks

Debt Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes, and debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor's ("S&P") or Moody's Investor Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

Derivative Transactions

The Funds may enter into derivative transactions, or "derivatives," which may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may cause a Fund, including the Municipal Bond Funds, to gain income that is taxable when distributed to shareholders. As investment companies registered with the Securities and Exchange Commission ("SEC"), the Funds must maintain reserves of liquid assets to "cover" obligations with respect to certain kinds of derivative instruments.

Emerging Markets

The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

More About Investment Strategies and Risks

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities

Certain Funds may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange Traded Funds (“ETFs”)

To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs. ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund.

Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high-yield securities.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

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Although the floating rate loans in which a Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. They are typically senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Fund will typically purchase loans via assignment, which makes the Fund a direct lender. However, a Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Generally, foreign debt securities are issued by companies organized outside the U.S., but may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. See “Emerging Markets” above.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds’ assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Futures Transactions

A Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Funds' ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges.

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

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High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are sometimes considered speculative.

Investments in high-yield securities or junk bonds involve special risks in addition to the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Illiquid and Restricted Securities

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund's portfolio become illiquid, a Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Funds' Boards. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's NAV. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Initial Public Offerings ("IPOs")

Certain Funds may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Investment Policies and Objectives

Certain of the Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that Fund's Principal Investment Strategies section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund, a Fund's policy to invest at least 80% of its assets in such a manner is "non-fundamental," which means that it may be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act. The Funds have adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any changes in a Fund's non-fundamental investment policy with respect to investments of the type suggested by its name.

The MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund also have names which suggest a focus on a particular type of investment (MainStay High Yield Municipal Bond Fund's name suggests investment in municipal bonds; however Rule 35d-1 does not apply to the "High Yield" portion of the Fund's name). In accordance with Rule 35d-1, each of these Funds (except the MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund) has adopted a policy that it will invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax. In accordance with Rule 35d-1, the MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund each have adopted a policy that it will invest

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at least 80% of the value of its assets in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California and New York income taxes, respectively. The investment policy of MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund to invest at least 80% of its assets in such a manner is "fundamental," which means that it may not be changed without the vote of a majority of the respective Fund's outstanding shares as defined in the 1940 Act.

When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment. Each Fund's investment objective is non-fundamental and may be changed without shareholder vote.

A Fund may invest its net assets in ETFs whose underlying securities are similar to those in which the Fund may invest directly, and count such holdings toward various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

Large Transaction Risks

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund's transaction costs.

Lending of Portfolio Securities

Although not considered to be a principal investment strategy at this time, all of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds' Boards. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Liquidity

Certain Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Funds from selling these illiquid securities at an advantageous time or price. The Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Mid-Cap and Small-Cap Stocks

The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

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Mortgage-Related and Asset-Backed Securities

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans or other assets that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be fewer repayments, which would cause the average bond maturity to rise and increase the potential for a Fund to lose money.

Municipal Bonds

Municipal bonds are bonds issued by, or on behalf of, the District of Columbia, the states, the territories, commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

A Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which could cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

New York State Specific Risk

The MainStay New York Tax Free Opportunities Fund will invest in municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities. As a result, the Fund is more exposed to risks affecting issuers of New York municipal bonds than is a municipal bond fund that invests more widely. Such risks include, but are not limited to, the performance of the national and New York economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on tax collections; increased demand in entitlement-based and claims based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State of New York; and actions taken by the federal government, including audits, disallowances, changes in aid levels and changes to Medicaid rules.

In addition, the economy of New York City is dependent on the financial industry. As a result, a downturn in the financial industry may affect New York City and the State of New York more than other states and municipalities.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option. If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Real Estate Investment Trusts ("REITs")

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

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Risk Management Techniques

Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Sales

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Fund is employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

The Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Taxability Risk

Certain Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable

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from gross income for federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to a Fund’s acquisition of the bonds. In that event, the Internal Revenue Service may demand that a Fund pay federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by a Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation or interest on state municipal bonds to be subject to state or local income taxation, or the value of state municipal bonds to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Fund.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash, money market securities or other investments.

The MainStay Money Market Fund also may invest outside the scope of its principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and its investment guidelines.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to a Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Variable Rate Demand Obligations Risks

Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price a Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the U.S.

Zero Coupon and Payment-in-Kind Bonds

One or more of the Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Certain Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

More About Investment Strategies and Risks

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors.

For additional details regarding the information described in this Shareholder Guide or if you have any questions, please contact your financial adviser or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) or by visiting the website at mainstayinvestments.com.

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) to redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay International Equity Fund and MainStay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, MainStay Income Builder Fund and MainStay Marketfield Fund.

• “MainStay Municipal Bond Funds” collectively refers to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Floating Rate Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Opportunities Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, MainStay Money Market Fund, MainStay Short Duration High Yield Fund, MainStay Short Term Bond Fund and MainStay Unconstrained Bond Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay S&P 500 Index Fund, MainStay U.S. Equity Opportunities Fund and MainStay U.S. Small Cap Fund.

• The Board of Trustees of MainStay Funds Trust, the Board of Trustees of The MainStay Funds, and the Board of Directors of Eclipse Funds Inc. are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased, is referred to as “ACH.”

Shareholder Guide

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, B, C, I, R1, R2 and R3 shares, as applicable. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes, except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. Important factors to consider include:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Funds indirectly share the costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to reimburse the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount available to purchase MainStay Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a charge that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you

Shareholder Guide

pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. Investor Class, Class A, Class B and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Initial sales charge	Yes	Yes	None	None	None	None	None	None
Contingent deferred sales charge	None[1]	None[1]	Sliding scale during the first six years after purchase[2]	1% on sale of shares held for one year or less[3]	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[4] distribution and 0.25% service (1.00% total)[5]	0.75%[4] distribution and 0.25% service (1.00% total) [5]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%
Conversion feature	Yes[6]	Yes[6]	Yes[6]	Yes[6]	Yes[6]	No	No	No
Purchase maximum[7]	None	None	$100,000	$1,000,000[8]	None	None	None	None

1. A CDSC of 1.00% may be imposed on certain redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge. No sales charge applies on investments of $1 million or more ($500,000 with respect to MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay Tax Free Bond Fund). The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

2. The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.

3. 18 months or less with respect to MainStay Short Duration High Yield Fund.

4. 0.25% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

5. 0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

6. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

7. Does not apply to purchases by certain retirement plans.

8. $500,000 for MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay Tax Free Bond Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

Shareholder Guide

• Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

• Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $25,000 ($15,000 for investors that meet certain asset thresholds), you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $25,000 ($15,000 for investors that meet certain asset thresholds), you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. Please see "Information on Sales Charges" for more information. We also describe below how you may reduce or eliminate the initial sales charge. Please see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" for more information.

• Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class shares. You're usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class A Share Considerations

• Generally, Class A shares have a minimum initial investment amount of $25,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per MainStay Fund to avoid having your account automatically convert into Investor Class shares. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or

Shareholder Guide

service (12b-1) fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. You're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class B Share Considerations

• You pay no initial sales charge on an investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

• You should consult with your financial adviser to assess your intended purchase in light of your particular circumstances.

• The MainStay Funds will generally not accept a purchase order for Class B shares if the aggregate dollar amount will cause the client's MainStay investment to exceed $100,000.

• In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the SAI.

• Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

• If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

• When you sell Class B shares, to minimize your sales charges, MainStay Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund).

• Share class conversions are based on the NAVs of the two classes, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

• As of January 18, 2013, Class B shares of MainStay Cornerstone Growth Fund are closed to new investors. However, then existing shareholders may add to their existing account.

Class C Share Considerations

• You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to MainStay Short Duration High Yield Fund).

• When you sell Class C shares of a MainStay Fund, to minimize your sales charges, MainStay Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

• The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($500,000 with respect to MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay Tax Free Bond Fund).

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

Shareholder Guide

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or the Distributor or their affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

— Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

— Existing Class I Shareholder; or

— Existing MainStay Funds Board Member.

Class R1, Class R2 and Class R3 Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with New York Life Retirement Plan Services or the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— 401(k), profit sharing, money purchase pension and defined benefit plans; and

— Non-qualified deferred compensation plans.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay Marketfield Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay Marketfield Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

• $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

• $15,000 minimum initial investment with no minimum subsequent purchase amount for investors who, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through financial intermediary firms (such as a broker/dealer, financial adviser or other type of institution) may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the MainStay Funds.

Shareholder Guide

Please note that if you qualify for this reduced minimum, you must also maintain aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per MainStay Fund to avoid having your Class A account automatically convert into Investor Class shares.

• There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class B and/or Class C Shares

All MainStay Funds except MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay Marketfield Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay Marketfield Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

• Institutional Investors and the MainStay Funds' Board Members—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2 and Class R3 Shares

If you are eligible to invest in Class R1, Class R2 or Class R3 shares of the MainStay Funds there are no minimum initial or subsequent purchase amounts.

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

Shareholder Guide

MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Conservative Allocation Fund, MainStay Convertible Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Growth Allocation Fund, MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Marketfield Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay U.S. Equity Opportunities Fund and MainStay U.S. Small Cap Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Opportunities Fund, MainStay Intermediate Term Bond Fund and MainStay Unconstrained Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class and Class A Shares" below.

Shareholder Guide

MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class and Class A Shares" below.

MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class and Class A Shares" below.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Shareholder Guide

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase (18 months with respect to MainStay Short Duration High Yield Fund), a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year (18 months with respect to MainStay Short Duration High Yield Fund).

However, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year (18 months with respect to MainStay Short Duration High Yield Fund) prior to the redemption for Class C shares; plus

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year (18 months with respect to MainStay Short Duration High Yield Fund) for Class C shares.

There are exceptions, which are described in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS ON INVESTOR CLASS SHARES AND CLASS A SHARES

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

Shareholder Guide

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI or on the internet at mainstayinvestments.com.

"Spouse," with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

• 50 or more participants; or

• an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

• holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a CDSC upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Intermediaries

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial intermediary firm (such as a broker/dealer, financial adviser or financial institution) that has a contractual arrangement with the Distributor or an affiliate. The MainStay Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

529 Plans

When shares of the MainStay Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the MainStay Funds and of New York Life and its affiliates. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is waived, we may impose a CDSC of 1.00% if you redeem your shares within one year (18 months with respect to MainStay Short Duration High Yield Fund). The Distributor may pay a commission to financial intermediary firms on such purchases from its own resources.

For more information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

Shareholder Guide

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the MainStay Funds deduct funds directly from the client's checking or savings account;

• New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Shareholder Guide

Compensation to Financial Intermediary Firms

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

• The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

• The Distributor pays sales concessions to financial intermediary firms, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to financial intermediary firms as a sales concession.

• The Distributor or an affiliate, from its/their own resources, may pay a finder's fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale.

• The Distributor pays a sales concession of up to 4.00% on purchases of Class B shares to financial intermediary firms from its own resources at the time of sale.

• The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms from its own resources at the time of sale.

• In addition to the payments described above, the Distributor, from its own resources or from those of an affiliate, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.20% annually on assets held.

• The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers. The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds.

• The Distributor or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

• Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the sale of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the type of MainStay Fund being promoted and/or which financial intermediary firm is listed on the account.

Although the MainStay Funds may use financial firms that sell MainStay Fund shares to execute brokerage transactions for a MainStay Fund's portfolio, the MainStay Funds, New York Life Investments and MainStay Fund subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect brokerage transactions.

Payments made from the Distributor's or an affiliate's resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

Shareholder Guide

BUYING, SELLING, CONVERTING AND EXCHANGING FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A, B or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2 and Class R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2 or Class R3 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Target Date Funds

The MainStay Target Date Funds are generally sold to retirement plans and individual retirement accounts only through New York Life Retirement Plan Services and certain other financial intermediaries.

If you are investing through a New York Life Retirement Plan Services IRA, you will be provided with account opening and investment materials.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the close of regular trading (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days when the Exchange is closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Shareholder Guide

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class A or Class I shares. These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares.

An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B, Class R1, Class R2 and Class R3 shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Shareholder Guide

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class. The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class. Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Shareholder Guide

Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services.

Please take note of the applicable minimum investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at mainstayinvestments.com

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

Shareholder Guide

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer I.D. number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer I.D. number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer I.D. number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

Shareholder Guide

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• To limit expenses, the MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• If you have share certificates, you must return them with a written redemption request.

• Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment, less any applicable CDSC, within seven days after receiving your request in good order.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, the MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of the MainStay Funds; or

— at any other time when the MainStay Funds may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

• In addition, in the case of the MainStay Money Market Fund, the Board may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

Shareholder Guide

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I shares.

• Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Additional Information

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming or exchanging shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Shareholder Guide

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by a redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund's portfolio, consistent with the MainStay Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Shareholder Guide

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

Shareholder Guide

MainStay Balanced Fund	MainStay Indexed Bond Fund
MainStay California Tax Free Opportunities Fund*	MainStay Intermediate Term Bond Fund
MainStay Common Stock Fund	MainStay International Equity Fund
MainStay Conservative Allocation Fund	MainStay International Opportunities Fund
MainStay Convertible Fund	MainStay Large Cap Growth Fund**
MainStay Cornerstone Growth Fund***	MainStay MAP Fund
MainStay Epoch Global Choice Fund	MainStay Marketfield Fund
MainStay Epoch Global Equity Yield Fund	MainStay Moderate Allocation Fund
MainStay Epoch International Small Cap Fund	MainStay Moderate Growth Allocation Fund
MainStay Epoch U.S. All Cap Fund	MainStay Money Market Fund
MainStay Epoch U.S. Equity Yield Fund	MainStay New York Tax Free Opportunities Fund****
MainStay Floating Rate Fund	MainStay Retirement 2010 Fund
MainStay Global High Income Fund	MainStay Retirement 2020 Fund
MainStay Government Fund	MainStay Retirement 2030 Fund
MainStay Growth Allocation Fund	MainStay Retirement 2040 Fund
MainStay High Yield Corporate Bond Fund	MainStay Retirement 2050 Fund
MainStay High Yield Municipal Bond Fund	MainStay S&P 500 Index Fund
MainStay High Yield Opportunities Fund	MainStay Short Duration High Yield Fund
MainStay ICAP Equity Fund	MainStay Short Term Bond Fund
MainStay ICAP Global Fund	MainStay Tax Free Bond Fund
MainStay ICAP International Fund	MainStay Unconstrained Bond Fund
MainStay ICAP Select Equity Fund	MainStay U.S. Equity Opportunities Fund
MainStay Income Builder Fund	MainStay U.S. Small Cap Fund

*  The Fund is only registered for sale in AZ, CA, NV, OR, UT and WA.

**  Effective January 13, 2012, the Fund was closed to new investors, with certain exceptions.

*** Effective January 18, 2013, Class B shares are closed to new investors.

**** The Fund is only registered for sale in CT, FL, DE, MA, NJ, NY and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund or are otherwise eligible for purchase. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial institution, by visiting mainstayinvestments.com or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Shareholder Guide

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend Fund Exchanges

If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund or MainStay Tax Free Bond Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund or MainStay Tax Free Bond Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or

Shareholder Guide

(2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the close of regular trading on the Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Subsequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures for the MainStay Funds and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made

Shareholder Guide

public on the MainStay Funds' website at mainstayinvestments.com no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds' website.

MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund will not post their portfolio holdings monthly, but rather will post their complete schedule of portfolio holdings on the MainStay Funds' website as of the last day of each calendar quarter, no earlier than 60 days after the end of the reported quarter. Such disclosure will remain accessible on the website until the posting of the following quarter-end information.

The portfolio holdings for MainStay Funds subadvised by Institutional Capital LLC will be made available as of the last day of each calendar month no earlier than 15 days after the end of the reported month.

MainStay Marketfield Fund will post its portfolio holdings quarterly, 45 days after quarter-end.

In addition, with the exception of MainStay Marketfield Fund, each MainStay Fund's ten largest holdings, as reported on a quarter-end basis, will be made public no earlier than 15 days after the end of each calendar quarter. MainStay Marketfield Fund's ten largest holdings will be posted monthly, seven days after month-end. The MainStay Funds' quarterly top ten holdings information is also provided in the Annual Reports and Semi-Annual Reports and in the quarterly holdings report to the SEC on Form N-Q.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Growth Allocation Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Marketfield Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay S&P 500 Index Fund, MainStay U.S. Equity Opportunities Fund and MainStay U.S. Small Cap Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Convertible Fund, MainStay Conservative Allocation Fund, MainStay Epoch Global Equity Yield Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay Income Builder Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Opportunities Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, MainStay Short Duration High Yield Fund, MainStay Short Term Bond Fund and MainStay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Shareholder Guide

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are taxable, whether you take them as cash or automatically reinvest them. A MainStay Fund's realized capital gains are taxed based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are taxed as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally taxed as ordinary income upon distribution. For taxable years beginning after December 31, 2012, the maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

For individual shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is taxable to individuals at preferential rates, to the extent that such MainStay Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deductions if certain conditions are met. For taxable years beginning after December 31, 2012, the maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Municipal Bond Funds

The MainStay Municipal Bond Funds’ distributions to shareholders are generally expected to be exempt from federal income taxes, and in the case of MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, California and New

Shareholder Guide

York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be taxable whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are taxed based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Municipal Bond Funds realize long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally taxed as ordinary income upon distribution.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, exempt-interest dividends not exceeding the interest received on such California municipal bonds will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Exempt-interest dividends paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gain dividends will be taxed at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes.

MainStay New York Tax Free Opportunities Fund

MainStay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from MainStay New York Tax Free Opportunities Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Target Date Funds are taxable, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be taxed as long-term capital gains. For taxable years beginning after December 31, 2012, the maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds receive qualified dividend income from domestic corporations and certified foreign corporations and that certain holding

Shareholder Guide

periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. For taxable years beginning after December 31, 2012, the maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as qualified dividends, and which, if any, as long-term capital gains.

For shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (average cost), will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 28%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on distributions by the MainStay Funds.

Return of Capital (All MainStay Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a MainStay Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable if you are not a tax-exempt shareholder.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You Are Investing

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2012, New York Life Investments and its affiliates managed approximately $364.5 billion in assets.

The Manager provides office space, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities for certain of the Funds to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.

The Manager also pays the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2012, the Funds paid the Manager an effective management fee for services performed as a percentage of the average daily net assets of each Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2012
MainStay Balanced Fund	0.70%
MainStay Convertible Fund	0.60%
MainStay Floating Rate Fund	0.60%
MainStay Global High Income Fund	0.72%
MainStay Government Fund	0.62%
MainStay High Yield Corporate Bond Fund	0.55%
MainStay High Yield Municipal Bond Fund	0.55%
MainStay High Yield Opportunities Fund	0.80%
MainStay Income Builder Fund	0.64%
MainStay Indexed Bond Fund	0.35%
MainStay Intermediate Term Bond Fund	0.59%
MainStay Money Market Fund	0.47%
MainStay New York Tax Free Opportunities Fund	0.50%
MainStay Short Term Bond Fund	0.60%
MainStay Tax Free Bond Fund	0.52%
MainStay Unconstrained Bond Fund	0.62%

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement for each Fund, please refer to each Fund's Semi-Annual Report to shareholders for the fiscal period ended April 30, 2012.

The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Know With Whom You Are Investing

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

New York Life Investments may voluntarily waive or reimburse expenses of the MainStay Money Market Fund to the extent it deems appropriate to enhance the Fund's yield during periods when expenses have a significant impact on yield because of low interest rates. These expense limitation policies are voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in this Prospectus.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1 and Class R2 shares of the MainStay Intermediate Term Bond Fund do not exceed 0.70% and 0.95%, respectively, of the Fund’s average daily net assets.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Funds and is responsible for the day-to-day portfolio management of the MainStay Floating Rate Fund, MainStay Indexed Bond Fund and MainStay Money Market Fund, as well as the fixed-income portion of the MainStay Balanced Fund.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of certain Funds and subject to the approval of the Board, including a majority of the Independent Directors/Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund to which the Order applies will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the SAI for more information concerning the Order.

The shareholders of the Funds that are series of The MainStay Funds have approved the use of this Order, including: MainStay Convertible Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Income Builder Fund, MainStay Money Market Fund, MainStay Tax Free Bond Fund and MainStay Unconstrained Bond Fund.

The shareholders of MainStay Balanced Fund, MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund, series of MainStay Funds Trust, have also approved the use of this Order.

The shareholders of MainStay High Yield Opportunities Fund, a series of Eclipse Funds Inc., have also approved the use of this Order.

The following Funds that are series of MainStay Funds Trust may not rely on this Order without first obtaining shareholder approval: MainStay Floating Rate Fund; MainStay Indexed Bond Fund; MainStay Intermediate Term Bond Fund; and MainStay Short Term Bond Fund.

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Funds. See the SAI for a breakdown of fees.

Cornerstone Capital Management Holdings LLC ("Cornerstone Holdings") is located at 1180 Avenue of the Americas, New York, New York 10036. Cornerstone Holdings was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Cornerstone Holdings is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2012, Cornerstone Holdings managed approximately $10.6 billion in assets.

Epoch Investment Partners, Inc. ("Epoch") is located at 399 Park Avenue, New York, New York 10022. Epoch, a wholly-owned subsidiary of Epoch Holding Corporation, a public company, was incorporated in April 2004 as a Delaware corporation and is an independent investment advisory firm. As of December 31, 2012, Epoch managed approximately $24.5 billion in assets.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of December 31, 2012, MacKay Shields managed approximately $78.4 billion in assets.

Know With Whom You Are Investing

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Funds’ portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds is available in the SAI.

Claude Athaide, PhD, CFA

Mr. Athaide became a portfolio manager of the MainStay Short Term Bond Fund in 2000. Mr. Athaide joined MacKay Shields in 1996, became an Associate Director in 2001 and a Director in 2006. Mr. Athaide has over sixteen years of investment experience. Mr. Athaide has been a Chartered Financial Analyst (“CFA”) since 2000.

Jakob Bak, PhD, CFA

Mr. Bak has managed the MainStay Global High Income Fund since 2011. Mr. Bak joined MacKay Shields in 2011 as a Director and is a Portfolio Analyst with the Global Fixed Income team. Prior to joining MacKay Shields, Mr. Bak was a Senior Investment Strategist/Vice President with Pareto Partners from 2007 to 2011. Mr. Bak holds a PhD from Ohio University, a BA from Cornell University and is a CFA charterholder. He has been in the investment management industry since 2000.

Mark A. Campellone

Mr. Campellone has managed the MainStay Floating Rate Fund since 2012. Mr. Campellone joined New York Life Investments in 2003. He currently serves as head of floating rate loan trading in the High Yield Credit Group of New York Life Investments and is responsible for the management of non-investment-grade assets including bank loans and high-yield bonds, and is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and collateralized loan obligation funds. Mr. Campellone received a BA from Muhlenberg College and an MBA from Rutgers Business School.

George S. Cherpelis

Mr. Cherpelis has managed the MainStay Balanced Fund and MainStay Indexed Bond Fund since 2012. Mr. Cherpelis joined New York Life Investments in 2004 and is responsible for managing the daily investment activities of all third party multi-sector fixed-income portfolios. Mr. Cherpelis received a BS from The City College of New York and two MS degrees from Manhattan College.

David E. Clement, CFA

Mr. Clement became a portfolio manager of the MainStay Money Market Fund in 2009. Mr. Clement is a Director and a member of the fixed-income portfolio management team at New York Life Investments. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement received a BA from Brooklyn College and an MBA from Baruch College. He has been a CFA charterholder since 1993.

Louis N. Cohen

Mr. Cohen has managed the MainStay High Yield Opportunities Fund since 2007, the MainStay Unconstrained Bond Fund since 2009, the MainStay Income Builder Fund since 2010 and the MainStay Government Fund, MainStay Intermediate Term Bond Fund and MainStay Short Term Bond Fund since 2011. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. Mr. Cohen received his BA and MBA from New York University.

Robert H. Dial

Mr. Dial is a Managing Director and head of New York Life Investments' High Yield Credit Group. In this capacity, he oversees and manages more than $10 billion of investments in mutual funds, institutional accounts and collateralized loan obligation funds. Mr. Dial has served as a portfolio manager for the MainStay Floating Rate Fund since its inception in 2004. He joined New York Life Investments in 2001. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

Know With Whom You Are Investing

Robert DiMella, CFA

Mr. DiMella is a Senior Managing Director of MacKay Shields. He has managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Fund since 2010, the MainStay New York Tax Free Opportunities Fund since 2012 and the MainStay California Tax Free Opportunities Fund since February 2013. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Mr. DiMella was a Managing Director and Co-Head of BlackRock's Municipal Portfolio Management Group from 2006 to 2007. Prior to BlackRock's merger with Merrill Lynch Investment Managers ("MLIM"), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA charterholder.

David Dowden

Mr. Dowden joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay New York Tax Free Opportunities Fund since 2012 and the MainStay California Tax Free Opportunities Fund since February 2013. Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has an BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Thomas J. Girard

Mr. Girard has managed the MainStay Indexed Bond Fund since 2007, the MainStay Balanced Fund since 2008 and the MainStay Money Market Fund since 2009. Mr. Girard is a Senior Managing Director, the Head of Fixed Income Investors, and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and was responsible for managing all third-party multi-sector fixed-income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and Co-Head of Fixed Income at Robeco Investment Management/Weiss Peck & Greer. He received a BS from St. John Fisher College and an MBA from Fordham University.

Michael Kimble

Mr. Kimble has managed the MainStay High Yield Opportunities Fund since 2007, the MainStay Income Builder Fund and MainStay Unconstrained Bond Fund since 2009 and the MainStay Global High Income Fund since 2011. He joined MacKay Shields in 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed-income active core division of Pareto Partners. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law.

John Loffredo, CFA

Mr. Loffredo is a Senior Managing Director of MacKay Shields. He has managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Bond Fund since 2010, the MainStay New York Tax Free Opportunities Fund since 2012 and the MainStay California Tax Free Opportunities Fund since February 2013. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Mr. Loffredo was a Managing Director and Co-Head of BlackRock's Municipal Portfolio Management Group from 2006 to 2007. Prior to BlackRock's merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude from Utah State University where he was a Harry S. Truman Scholar and with a MBA and Certificate of Public Management from Boston University. He is a CFA charterholder.

Know With Whom You Are Investing

Michael Petty

Mr. Petty is a Managing Director and portfolio manager for MacKay Shields. He has managed the MainStay High Yield Municipal Bond Fund since 2010, the MainStay Tax Free Bond Fund since 2011, the MainStay New York Tax Free Opportunities Fund since 2012 and the MainStay California Tax Free Opportunities Fund since February 2013. Prior to joining MacKay Shields, Mr. Petty was a portfolio manager with Mariner Municipal Managers LLC during 2009. From 1997 through 2009, he was a Senior Portfolio Manager at Dreyfus Corporation, overseeing $2.1 billion in assets. Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

J. Matthew Philo, CFA

Mr. Philo has managed the MainStay High Yield Corporate Bond Fund since 2000 and the MainStay Short Duration High Yield Fund since 2012. Mr. Philo is a Senior Managing Director of MacKay Shields, is the head of the High Yield Division, has been co-head of Fixed Income since 2006 and has managed institutional accounts since he joined MacKay Shields in 1996. He is a CFA charterholder.

William Priest, CFA

Mr. Priest has managed the equity portion of the MainStay Income Builder Fund since 2009. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer and Co-Chief Investment Officer. He is a CFA charterholder, and a graduate of Duke University and the University of Pennsylvania's Wharton Graduate School of Business.

Steven H. Rich

Mr. Rich has managed the MainStay Government Fund since 2012. He joined MacKay Shields in 1995 and is currently a Managing Director and Head of Structured Products. He received a BS from Hofstra University, an MS from The Wharton School of Business at the University of Pennsylvania and an MSE from the University of Pennsylvania. He also earned a PhD from Columbia University and an MBA from Rider University. Mr. Rich has been in the investment management industry since 1993.

Dan Roberts

Mr. Roberts has managed the MainStay High Yield Opportunities Fund since 2007, the MainStay Income Builder Fund and MainStay Unconstrained Bond Fund since 2009 and the MainStay Global High Income Fund, MainStay Government Fund, MainStay Intermediate Term Bond Fund and MainStay Short Term Bond Fund since 2011. Mr. Roberts is a Senior Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

Eric Sappenfield

Mr. Sappenfield has managed the equity portion of the MainStay Income Builder Fund since 2009. Mr. Sappenfield joined Epoch in 2006 and is a Managing Director. Mr. Sappenfield holds a BA degree from Stanford University and an MBA from the University of California, Los Angeles.

Donald F. Serek, CFA

Mr. Serek has managed the MainStay Indexed Bond Fund since 2004 and the MainStay Balanced Fund since 2012. Mr. Serek joined New York Life Investments in 2000. He is a Managing Director and Head of the Portfolio Management and Strategy Group. Mr. Serek is responsible for managing all third-party multi-sector fixed-income portfolios including retail mutual funds and institutional separate accounts. Mr. Serek received a BBA from Temple University and is a CFA charterholder.

Edward Silverstein, CFA

Mr. Silverstein became a portfolio manager of the MainStay Convertible Fund in 2001. When he joined MacKay Shields in 1998, Mr. Silverstein was an Associate and Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Senior Managing Director. He is a CFA charterholder.

Know With Whom You Are Investing

Scott Sprauer

Mr. Sprauer joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay New York Tax Free Opportunities Fund since 2012 and the MainStay California Tax Free Opportunities Fund since February 2013. Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

Andrew Susser

Mr. Susser has managed the MainStay Short Duration High Yield Fund since 2012 and the MainStay High Yield Corporate Bond Fund since February 2013. Mr. Susser is a Managing Director of MacKay Shields. Prior to joining MacKay Shields in 2006, Mr. Susser was a Portfolio Manager with Golden Tree Asset Management. He graduated with an MBA from the Wharton Graduate School of Business, a JD from the University of Pennsylvania Law School and a BA in Economics from Vassar College. Mr. Susser has been in the investment management industry since 1996.

Arthur S. Torrey

Mr. Torrey has managed the MainStay Floating Rate Fund since 2012. Mr. Torrey joined New York Life Investments in 2007. He is a portfolio manager in the High Yield Credit Group of New York Life Investments, is responsible for the management of non investment-grade assets including bank loans and high-yield bonds, and is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and collateralized loan obligation funds. Mr. Torrey received a BSBA from the University of Denver.

Andrew Ver Planck, CFA

Mr. Ver Planck has managed the MainStay Balanced Fund since February 2013. He is a Senior Vice President and Portfolio Manager for Cornerstone Holdings and has been with the firm or its predecessors since 2005. He is responsible for the development and implementation of international quantitative equity strategies. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He is a CFA charterholder.

Taylor Wagenseil

Mr. Wagenseil has managed the MainStay High Yield Opportunities Fund since 2007, the MainStay Unconstrained Bond Fund since 2009 and the MainStay Income Builder Fund since 2010. Mr. Wagenseil has been a Director and Co-Head of High Yield portfolio management at MacKay Shields since 2004. Mr. Wagenseil received a BA from Dartmouth College and a MBA (Finance) from the Harvard Business School and has been in the Investment management industry (high yield market) since 1979.

Michael Welhoelter, CFA

Mr. Welhoelter has managed the equity portion of the MainStay Income Builder Fund since 2009. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director and Chief Risk Officer. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is a CFA charterholder.

Jae S. Yoon, CFA

Mr. Yoon has managed the MainStay Balanced Fund since 2011. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and leads the Multi-Asset Solutions Group. Mr. Yoon obtained a BS and a Masters degree from Cornell University and attended New York University's Stern School of Business MBA program. He earned his CFA designation in 1998 and has been in the investment management industry since 1991.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.

Effective February 26, 2010, each Fund that was a series of Eclipse Funds Inc., except MainStay High Yield Opportunities Fund, merged into a corresponding "shell" series of MainStay Funds Trust, a Delaware statutory trust (each a "Reorganization"). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund. In addition, effective May 25, 2012, the MainStay Balanced Fund, formerly a series of Eclipse Funds, also merged into a corresponding “shell” series of MainStay Funds Trust. Upon completion of the Reorganization of the MainStay Balanced Fund, the respective share classes of the Fund assumed the performance, financial and other historical information of that of its predecessor fund.

MainStay High Yield Opportunities Fund is currently a series of Eclipse Funds Inc. However, it is intended that this Fund will also merge into a corresponding shell series of MainStay Funds Trust on a later date.

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,							February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009	2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$9.31	$$$	$9.42	$$$	$8.97	$$$	$7.61	$8.94
Net investment income (loss)		0.36		0.34		0.32		0.29	0.28
Net realized and unrealized gain (loss) on investments		0.22		(0.11)		0.45		1.36	(1.33)
Total from investment operations		0.58		0.23		0.77		1.65	(1.05)
Less dividends:
From net investment income		(0.36)		(0.34)		(0.32)		(0.29)	(0.28)
Redemption fee (a)		—		—		0.00 ‡		0.00 ‡	0.00	‡
Net asset value at end of period		$9.53		$9.31		$9.42		$8.97	$7.61
Total investment return (b)		6.35%		2.45%		8.76%		22.32%	(12.19	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.83%		3.61%		3.52%		3.63%	4.43	%†
Net expenses		1.06%		1.06%		1.10%		1.19%	1.05	%†
Portfolio turnover rate		47%		38%		10%		17%	10%
Net assets at end of period (in 000's)		$26,406		$26,068		$23,245		$20,191	$14,586
*		Commencement of operations.
†		Annualized.
‡		Less than one cent per share.
(a)		The redemption fee was discontinued as of April 1, 2010.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$9.31	$$$	$9.42	$$$	$8.97	$$$	$7.61	$$$	$9.65
Net investment income (loss)		0.37		0.35		0.33		0.31		0.46
Net realized and unrealized gain (loss) on investments		0.22		(0.11)		0.45		1.36		(2.03)
Total from investment operations		0.59		0.24		0.78		1.67		(1.57)
Less dividends:
From net investment income		(0.37)		(0.35)		(0.33)		(0.31)		(0.47)
Redemption fee (a)		—		—		0.00 ‡		0.00 ‡		0.00 ‡
Net asset value at end of year		$9.53		$9.31		$9.42		$8.97		$7.61
Total investment return (b)		6.42%		2.53%		8.87%		22.53%		(16.91)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.90%		3.69%		3.62%		3.80%		5.36%
Net expenses		0.99%		0.98%		1.00%		1.01%		1.00%
Portfolio turnover rate		47%		38%		10%		17%		10%
Net assets at end of year (in 000's)		$384,837		$453,282		$429,262		$338,350		$245,193
‡		Less than one cent per share.
(a)		The redemption fee was discontinued as of April 1, 2010.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,
Class B		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEF	$9.32	$$$	$9.43	$$$	$8.97	$$$	$7.61	$$$	$9.65
Net investment income (loss)		0.29		0.27		0.25		0.23		0.39
Net realized and unrealized gain (loss) on investments		0.22		(0.11)		0.46		1.36		(2.03)
Total from investment operations		0.51		0.16		0.71		1.59		(1.64)
Less dividends:
From net investment income		(0.29)		(0.27)		(0.25)		(0.23)		(0.40)
Redemption fee (a)		—		—		0.00 ‡		0.00 ‡		0.00 ‡
Net asset value at end of year		$9.54		$9.32		$9.43		$8.97		$7.61
Total investment return (b)		5.68%		1.59%		8.06%		21.41%		(17.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.08%		2.86%		2.76%		2.95%		4.51%
Net expenses		1.81%		1.82%		1.85%		1.94%		1.79%
Portfolio turnover rate		47%		38%		10%		17%		10%
Net assets at end of year (in 000's)		$12,153		$14,508		$17,665		$20,289		$20,703
‡		Less than one cent per share.
(a)		The redemption fee was discontinued as of April 1, 2010.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

		Year ended October 31,
Class C		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$9.31	$$$	$9.43	$$$	$8.97	$$$	$7.61	$$$	$9.65
Net investment income (loss)		0.29		0.27		0.25		0.24		0.39
Net realized and unrealized gain (loss) on investments		0.23		(0.12)		0.46		1.35		(2.03)
Total from investment operations		0.52		0.15		0.71		1.59		(1.64)
Less dividends:
From net investment income		(0.29)		(0.27)		(0.25)		(0.23)		(0.40)
Redemption fee (a)		—		—		0.00 ‡		0.00 ‡		0.00 ‡
Net asset value at end of year		$9.54		$9.31		$9.43		$8.97		$7.61
Total investment return (b)		5.67%		1.59%		8.06%		21.41%		(17.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.09%		2.87%		2.76%		2.89%		4.52%
Net expenses		1.81%		1.81%		1.85%		1.94%		1.79%
Portfolio turnover rate		47%		38%		10%		17%		10%
Net assets at end of year (in 000's)		$187,580		$197,230		$173,005		$132,105		$104,048
‡		Less than one cent per share.
(a)		The redemption fee was discontinued as of April 1, 2010.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,
Class I		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$9.31	$$$	$9.43	$$$	$8.97	$$$	$7.61	$$$	$9.65
Net investment income (loss)		0.39		0.37		0.36		0.33		0.50
Net realized and unrealized gain (loss) on investments		0.22		(0.12)		0.46		1.36		(2.04)
Total from investment operations		0.61		0.25		0.82		1.69		(1.54)
Less dividends:
From net investment income		(0.39)		(0.37)		(0.36)		(0.33)		(0.50)
Redemption fee (a)		—		—		0.00 ‡		0.00 ‡		0.00 ‡
Net asset value at end of year		$9.53		$9.31		$9.43		$8.97		$7.61
Total investment return (b)(c)		6.69%		2.67%		9.26%		22.84%		(16.67)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.14%		3.94%		3.87%		3.97%		5.33%
Net expenses		0.74%		0.73%		0.75%		0.77%		0.71%
Portfolio turnover rate		47%		38%		10%		17%		10%
Net assets at end of year (in 000's)		$485,591		$374,973		$342,167		$212,257		$103,930
‡		Less than one cent per share.
(a)		The redemption fee was discontinued as of April 1, 2010.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class I shares are not subject to sales charges.

Financial Highlights

MainStay Global High Income Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,							February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009	2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$11.90	$$$	$12.49	$$$	$11.16	$$$	$8.07	$11.27
Net investment income (loss) (a)		0.61		0.59		0.66		0.65	0.42
Net realized and unrealized gain (loss) on investments		1.12		(0.41)		1.33		3.00	(3.23)
Net realized and unrealized gain (loss) on foreign currency transactions		0.02		0.03		0.05		0.13	0.02
Total from investment operations		1.75		0.21		2.04		3.78	(2.79)
Less dividends and distributions:
From net investment income		(0.62)		(0.64)		(0.71)		(0.69)	(0.41)
From net realized gain on investments		(0.32)		(0.16)		—		—	—
Total dividends and distributions		(0.94)		(0.80)		(0.71)		(0.69)	(0.41)
Net asset value at end of period		$12.71		$11.90		$12.49		$11.16	$8.07
Total investment return (b)		15.52%		1.94%		18.95%		48.62%	(25.54	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		5.10%		4.93%		5.65%		6.69%	5.79	%†
Net expenses		1.29%		1.32%		1.37%		1.49%	1.50	%†
Expenses (before waiver / reimbursement)		1.29%		1.32%		1.37%		1.57%	1.53	%†
Portfolio turnover rate		31%		65%		92%		133%	55%
Net assets at end of period (in 000's)		$27,165		$23,439		$21,834		$17,581	$12,662
*		Commencement of operations.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$11.83	$$$	$12.42	$$$	$11.09	$$$	$8.02	$$$	$11.81
Net investment income (loss) (a)		0.62		0.60		0.67		0.66		0.67
Net realized and unrealized gain (loss) on investments		1.11		(0.41)		1.33		2.99		(3.59)
Net realized and unrealized gain (loss) on foreign currency transactions		0.02		0.03		0.05		0.12		0.02
Total from investment operations		1.75		0.22		2.05		3.77		(2.90)
Less dividends and distributions:
From net investment income		(0.64)		(0.65)		(0.72)		(0.70)		(0.66)
From net realized gain on investments		(0.32)		(0.16)		—		—		(0.23)
Total dividends and distributions		(0.96)		(0.81)		(0.72)		(0.70)		(0.89)
Net asset value at end of year		$12.62		$11.83		$12.42		$11.09		$8.02
Total investment return (b)		15.68%		1.96%		19.09%		49.04%		(26.29)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		5.22%		5.03%		5.77%		6.77%		6.08%
Net expenses		1.17%		1.22%		1.25%		1.32%		1.34%
Expenses (before waiver / reimbursement)		1.17%		1.22%		1.25%		1.40%		1.37%
Portfolio turnover rate		31%		65%		92%		133%		55%
Net assets at end of year (in 000's)		$179,430		$144,272		$159,834		$119,132		$59,843
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

Financial Highlights

MainStay Global High Income Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class B		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEF	$11.68	$$$	$12.28	$$$	$10.97	$$$	$7.94	$$$	$11.70
Net investment income (loss) (a)		0.51		0.49		0.56		0.57		0.56
Net realized and unrealized gain (loss) on investments		1.09		(0.41)		1.32		2.96		(3.54)
Net realized and unrealized gain (loss) on foreign currency transactions		0.02		0.03		0.05		0.12		0.02
Total from investment operations		1.62		0.11		1.93		3.65		(2.96)
Less dividends and distributions:
From net investment income		(0.53)		(0.55)		(0.62)		(0.62)		(0.57)
From net realized gain on investments		(0.32)		(0.16)		—		—		(0.23)
Total dividends and distributions		(0.85)		(0.71)		(0.62)		(0.62)		(0.80)
Net asset value at end of year		$12.45		$11.68		$12.28		$10.97		$7.94
Total investment return (b)		14.60%		1.13%		18.11%		47.69%		(26.92)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.35%		4.18%		4.90%		5.98%		5.21%
Net expenses		2.04%		2.07%		2.12%		2.24%		2.20%
Expenses (before waiver / reimbursement)		2.04%		2.07%		2.12%		2.32%		2.19%
Portfolio turnover rate		31%		65%		92%		133%		55%
Net assets at end of year (in 000's)		$20,101		$21,961		$27,314		$25,651		$21,006
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

		Year ended October 31,
Class C		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$11.69	$$$	$12.29	$$$	$10.98	$$$	$7.95	$$$	$11.70
Net investment income (loss) (a)		0.51		0.49		0.56		0.56		0.57
Net realized and unrealized gain (loss) on investments		1.09		(0.41)		1.32		2.97		(3.54)
Net realized and unrealized gain (loss) on foreign currency transactions		0.02		0.03		0.05		0.12		0.02
Total from investment operations		1.62		0.11		1.93		3.65		(2.95)
Less dividends and distributions:
From net investment income		(0.53)		(0.55)		(0.62)		(0.62)		(0.57)
From net realized gain on investments		(0.32)		(0.16)		—		—		(0.23)
Total dividends and distributions		(0.85)		(0.71)		(0.62)		(0.62)		(0.80)
Net asset value at end of year		$12.46		$11.69		$12.29		$10.98		$7.95
Total investment return (b)		14.59%		1.13%		18.20%		47.50%		(26.83)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.35%		4.18%		4.89%		5.85%		5.22%
Net expenses		2.04%		2.07%		2.12%		2.23%		2.19%
Expenses (before waiver / reimbursement)		2.04%		2.07%		2.12%		2.31%		2.20%
Portfolio turnover rate		31%		65%		92%		133%		55%
Net assets at end of year (in 000's)		$91,002		$80,351		$87,597		$57,731		$27,377
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

Financial Highlights

MainStay Global High Income Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class I		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$11.84	$$$	$12.43	$$$	$11.10	$$$	$8.02	$$$	$11.81
Net investment income (loss) (a)		0.66		0.63		0.69		0.66		0.69
Net realized and unrealized gain (loss) on investments		1.10		(0.41)		1.34		3.01		(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions		0.02		0.03		0.05		0.13		0.02
Total from investment operations		1.78		0.25		2.08		3.80		(2.87)
Less dividends and distributions:
From net investment income		(0.67)		(0.68)		(0.75)		(0.72)		(0.69)
From net realized gain on investments		(0.32)		(0.16)		—		—		(0.23)
Total dividends and distributions		(0.99)		(0.84)		(0.75)		(0.72)		(0.92)
Net asset value at end of year		$12.63		$11.84		$12.43		$11.10		$8.02
Total investment return (b)(c)		15.95%		2.22%		19.48%		49.31%		(26.11)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		5.47%		5.31%		5.89%		6.32%		6.28%
Net expenses		0.92%		0.97%		1.00%		1.12%		1.14%
Expenses (before waiver / reimbursement)		0.92%		0.97%		1.00%		1.12%		1.15%
Portfolio turnover rate		31%		65%		92%		133%		55%
Net assets at end of year (in 000's)		$48,852		$36,027		$52,188		$3,972		$27
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class I shares are not subject to sales charges.

Financial Highlights

MainStay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,							February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009	2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$8.90	$$$	$9.03	$$$	$8.75	$$$	$8.16	$8.41
Net investment income (loss) (a)		0.21		0.23		0.21		0.26	0.22
Net realized and unrealized gain (loss) on investments		0.17		(0.00)‡		0.28		0.59	(0.26)
Total from investment operations		0.38		0.23		0.49		0.85	(0.04)
Less dividends and distributions:
From net investment income		(0.21)		(0.27)		(0.21)		(0.26)	(0.21)
From net realized gain on investments		(0.02)		(0.09)		—		—	—
Total dividends and distributions		(0.23)		(0.36)		(0.21)		(0.26)	(0.21)
Net asset value at end of period		$9.05		$8.90		$9.03		$8.75	$8.16
Total investment return (b)		4.42%		2.73%		5.67%		10.67%	(0.57	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		2.32%		2.61%		2.37%		2.99%	3.89	%†
Net expenses		1.17%		1.17%		1.15%		1.04%	1.07	%†
Expenses (before waiver / reimbursement)		1.28%		1.31%		1.32%		1.34%	1.38	%†
Portfolio turnover rate (d)		37%		62%		132%		103%	51%
Net assets at end of period (in 000's)		$57,666		$59,533		$62,350		$63,591	$61,147
*		Commencement of operations.
†		Annualized.
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.
(d)		The portfolio turnover rates not including mortgage dollar rolls are 16%, 43%, 19%, 45% and 43% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$8.86	$$$	$9.00	$$$	$8.72	$$$	$8.13	$$$	$8.21
Net investment income (loss) (a)		0.22		0.24		0.22		0.27		0.33
Net realized and unrealized gain (loss) on investments		0.19		(0.01)		0.28		0.59		(0.07)
Total from investment operations		0.41		0.23		0.50		0.86		0.26
Less dividends and distributions:
From net investment income		(0.23)		(0.28)		(0.22)		(0.27)		(0.34)
From net realized gain on investments		(0.02)		(0.09)		—		—		—
Total dividends and distributions		(0.25)		(0.37)		(0.22)		(0.27)		(0.34)
Net asset value at end of year		$9.02		$8.86		$9.00		$8.72		$8.13
Total investment return (b)		4.70%		2.76%		5.81%		10.71%		3.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		2.46%		2.74%		2.49%		3.11%		4.00%
Net expenses		1.03%		1.03%		1.03%		0.92%		0.97%
Expenses (before waiver / reimbursement)		1.14%		1.17%		1.20%		1.21%		1.28%
Portfolio turnover rate (c)		37%		62%		132%		103%		51%
Net assets at end of year (in 000's)		$174,621		$176,253		$187,828		$187,771		$182,621
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls are 16%, 43%, 19%, 45% and 43% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

Financial Highlights

MainStay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class B		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEF	$8.86	$$$	$9.00	$$$	$8.71	$$$	$8.13	$$$	$8.20
Net investment income (loss) (a)		0.14		0.16		0.14		0.19		0.26
Net realized and unrealized gain (loss) on investments		0.19		(0.00)‡		0.29		0.59		(0.06)
Total from investment operations		0.33		0.16		0.43		0.78		0.20
Less dividends and distributions:
From net investment income		(0.15)		(0.21)		(0.14)		(0.20)		(0.27)
From net realized gain on investments		(0.02)		(0.09)		—		—		—
Total dividends and distributions		(0.17)		(0.30)		(0.14)		(0.20)		(0.27)
Net asset value at end of year		$9.02		$8.86		$9.00		$8.71		$8.13
Total investment return (b)		3.77%		1.85%		5.02%		9.62%		2.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		1.57%		1.85%		1.62%		2.24%		3.18%
Net expenses		1.92%		1.92%		1.90%		1.79%		1.79%
Expenses (before waiver / reimbursement)		2.03%		2.06%		2.07%		2.09%		2.10%
Portfolio turnover rate (c)		37%		62%		132%		103%		51%
Net assets at end of year (in 000's)		$21,826		$25,644		$36,859		$45,178		$51,826
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls are 16%, 43%, 19%, 45% and 43% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

		Year ended October 31,
Class C		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$8.86	$$$	$9.00	$$$	$8.71	$$$	$8.12	$$$	$8.20
Net investment income (loss) (a)		0.14		0.16		0.14		0.19		0.26
Net realized and unrealized gain (loss) on investments		0.18		(0.00)‡		0.29		0.60		(0.07)
Total from investment operations		0.32		0.16		0.43		0.79		0.19
Less dividends and distributions:
From net investment income		(0.15)		(0.21)		(0.14)		(0.20)		(0.27)
From net realized gain on investments		(0.02)		(0.09)		—		—		—
Total dividends and distributions		(0.17)		(0.30)		(0.14)		(0.20)		(0.27)
Net asset value at end of year		$9.01		$8.86		$9.00		$8.71		$8.12
Total investment return (b)		3.66%		1.85%		5.02%		9.75%		2.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		1.57%		1.86%		1.62%		2.23%		3.16%
Net expenses		1.92%		1.92%		1.90%		1.80%		1.80%
Expenses (before waiver / reimbursement)		2.03%		2.06%		2.07%		2.09%		2.11%
Portfolio turnover rate (c)		37%		62%		132%		103%		51%
Net assets at end of year (in 000's)		$27,610		$29,441		$33,523		$32,659		$25,967
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls are 16%, 43%, 19%, 45% and 43% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

Financial Highlights

MainStay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class I		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$8.94	$$$	$9.08	$$$	$8.79	$$$	$8.19	$$$	$8.26
Net investment income (loss) (a)		0.24		0.26		0.24		0.30		0.35
Net realized and unrealized gain (loss) on investments		0.19		(0.00)‡		0.29		0.61		(0.04)
Total from investment operations		0.43		0.26		0.53		0.91		0.31
Less dividends and distributions:
From net investment income		(0.25)		(0.31)		(0.24)		(0.31)		(0.38)
From net realized gain on investments		(0.02)		(0.09)		—		—		—
Total dividends and distributions		(0.27)		(0.40)		(0.24)		(0.31)		(0.38)
Net asset value at end of year		$9.10		$8.94		$9.08		$8.79		$8.19
Total investment return (b)(c)		4.92%		2.99%		6.14%		11.21%		3.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		2.69%		2.99%		2.74%		3.52%		4.24%
Net expenses		0.78%		0.78%		0.78%		0.51%		0.40%
Expenses (before waiver / reimbursement)		0.89%		0.92%		0.95%		0.97%		0.99%
Portfolio turnover rate (d)		37%		62%		132%		103%		51%
Net assets at end of year (in 000's)		$5,753		$3,998		$4,284		$1,746		$1,332
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class I shares are not subject to sales charges.
(d)		The portfolio turnover rates not including mortgage dollar rolls are 16%, 43%, 19%, 45% and 43% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

Financial Highlights

MainStay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,							February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009	2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$5.88	$$$	$5.97	$$$	$5.60	$$$	$4.63	$5.97
Net investment income (loss) (a)		0.39		0.41		0.41		0.40	0.28
Net realized and unrealized gain (loss) on investments		0.28		(0.08)		0.38		1.01	(1.33)
Net realized and unrealized gain (loss) on foreign currency transactions		—		0.00 ‡		0.00 ‡		0.00 ‡	0.00	‡
Total from investment operations		0.67		0.33		0.79		1.41	(1.05)
Less dividends and distributions:
From net investment income		(0.42)		(0.42)		(0.41)		(0.41)	(0.28)
Return of capital		—		—		(0.01)		(0.03)	(0.01)
Total dividends and distributions		(0.42)		(0.42)		(0.42)		(0.44)	(0.29)
Redemption fee (a)(b)		—		—		0.00 ‡		0.00 ‡	0.00	‡
Net asset value at end of period		$6.13		$5.88		$5.97		$5.60	$4.63
Total investment return (c)		11.82%		5.69%		14.73%		32.60%	(18.54	)%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		6.53%		6.80%		7.03%		8.18%	7.31	%†
Net expenses		1.03%		1.05%		1.08%		1.15%	1.16	%†
Expenses (before waiver / reimbursement)		1.03%		1.05%		1.08%		1.15%	1.16	%†
Portfolio turnover rate		29%		45%		41%		41%	29%
Net assets at end of period (in 000's)		$301,074		$285,656		$282,489		$265,507	$201,850
*		Commencement of operations.
†		Annualized.
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		The redemption fee was discontinued as of April 1, 2010.
(c)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)		Total investment return is not annualized.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$5.84	$$$	$5.92	$$$	$5.56	$$$	$4.60	$$$	$6.35
Net investment income (loss) (a)		0.39		0.41		0.40		0.40		0.43
Net realized and unrealized gain (loss) on investments		0.27		(0.07)		0.39		1.00		(1.74)
Net realized and unrealized gain (loss) on foreign currency transactions		0.00 ‡		0.00 ‡		0.00 ‡		0.00 ‡		0.00 ‡
Total from investment operations		0.66		0.34		0.79		1.40		(1.31)
Less dividends and distributions:
From net investment income		(0.42)		(0.42)		(0.42)		(0.41)		(0.43)
Return of capital		—		—		(0.01)		(0.03)		(0.01)
Total dividends and distributions		(0.42)		(0.42)		(0.43)		(0.44)		(0.44)
Redemption fee (a)(b)		—		—		0.00 ‡		0.00 ‡		0.00 ‡
Net asset value at end of year		$6.08		$5.84		$5.92		$5.56		$4.60
Total investment return (c)		11.76%		5.94%		14.69%		32.74%		(22.00)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		6.56%		6.86%		7.07%		8.19%		7.33%
Net expenses		1.00%		0.99%		1.03%		1.08%		1.07%
Portfolio turnover rate		29%		45%		41%		41%		29%
Net assets at end of year (in 000's)		$4,086,134		$3,355,007		$3,409,419		$3,169,962		$1,835,090
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the year.
(b)		The redemption fee was discontinued as of April 1, 2010.
(c)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

Financial Highlights

MainStay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class B		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEF	$5.81	$$$	$5.90	$$$	$5.54	$$$	$4.57	$$$	$6.31
Net investment income (loss) (a)		0.34		0.36		0.36		0.36		0.38
Net realized and unrealized gain (loss) on investments		0.27		(0.08)		0.38		1.00		(1.73)
Net realized and unrealized gain (loss) on foreign currency transactions		0.00 ‡		0.00 ‡		0.00 ‡		0.00 ‡		0.00 ‡
Total from investment operations		0.61		0.28		0.74		1.36		(1.35)
Less dividends and distributions:
From net investment income		(0.37)		(0.37)		(0.37)		(0.36)		(0.38)
Return of capital		—		—		(0.01)		(0.03)		(0.01)
Total dividends and distributions		(0.37)		(0.37)		(0.38)		(0.39)		(0.39)
Redemption fee (a)(b)		—		—		0.00 ‡		0.00 ‡		0.00 ‡
Net asset value at end of year		$6.05		$5.81		$5.90		$5.54		$4.57
Total investment return (c)		10.94%		4.95%		13.81%		31.57%		(22.47)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		5.78%		6.05%		6.27%		7.49%		6.53%
Net expenses		1.78%		1.80%		1.83%		1.91%		1.86%
Portfolio turnover rate		29%		45%		41%		41%		29%
Net assets at end of year (in 000's)		$221,723		$267,752		$375,368		$453,918		$431,398
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the year.
(b)		The redemption fee was discontinued as of April 1, 2010.
(c)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

		Year ended October 31,
Class C		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$5.81	$$$	$5.90	$$$	$5.54	$$$	$4.57	$$$	$6.31
Net investment income (loss) (a)		0.34		0.36		0.36		0.36		0.38
Net realized and unrealized gain (loss) on investments		0.27		(0.08)		0.38		1.00		(1.73)
Net realized and unrealized gain (loss) on foreign currency transactions		0.00 ‡		0.00 ‡		0.00 ‡		0.00 ‡		0.00 ‡
Total from investment operations		0.61		0.28		0.74		1.36		(1.35)
Less dividends and distributions:
From net investment income		(0.37)		(0.37)		(0.37)		(0.36)		(0.38)
Return of capital		—		—		(0.01)		(0.03)		(0.01)
Total dividends and distributions		(0.37)		(0.37)		(0.38)		(0.39)		(0.39)
Redemption fee (a)(b)		—		—		0.00 ‡		0.00 ‡		0.00 ‡
Net asset value at end of year		$6.05		$5.81		$5.90		$5.54		$4.57
Total investment return (c)		10.93%		4.95%		13.81%		31.57%		(22.60)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		5.78%		6.05%		6.28%		7.29%		6.54%
Net expenses		1.78%		1.80%		1.83%		1.90%		1.86%
Portfolio turnover rate		29%		45%		41%		41%		29%
Net assets at end of year (in 000's)		$819,807		$654,224		$698,491		$651,209		$276,418
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the year.
(b)		The redemption fee was discontinued as of April 1, 2010.
(c)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

Financial Highlights

MainStay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class I		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$5.84	$$$	$5.92	$$$	$5.56	$$$	$4.60	$$$	$6.35
Net investment income (loss) (a)		0.40		0.42		0.42		0.41		0.44
Net realized and unrealized gain (loss) on investments		0.28		(0.06)		0.38		1.00		(1.73)
Net realized and unrealized gain (loss) on foreign currency transactions		0.00		0.00 ‡		0.00 ‡		0.00 ‡		0.00 ‡
Total from investment operations		0.68		0.36		0.80		1.41		(1.29)
Less dividends and distributions:
From net investment income		(0.44)		(0.44)		(0.43)		(0.42)		(0.45)
Return of capital		—		—		(0.01)		(0.03)		(0.01)
Total dividends and distributions		(0.44)		(0.44)		(0.44)		(0.45)		(0.46)
Redemption fee (a)(b)		—		—		0.00 ‡		0.00 ‡		0.00 ‡
Net asset value at end of year		$6.08		$5.84		$5.92		$5.56		$4.60
Total investment return (c)(d)		12.02%		6.19%		14.98%		32.84%		(21.63)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		6.81%		7.11%		7.34%		8.38%		7.57%
Net expenses		0.75%		0.74%		0.78%		0.83%		0.87%
Portfolio turnover rate		29%		45%		41%		41%		29%
Net assets at end of year (in 000's)		$2,982,526		$1,775,230		$1,736,365		$1,141,889		$508,239
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		The redemption fee was discontinued as of April 1, 2010.
(c)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)		Class I shares are not subject to sales charges.

		June 29, 2012* through October 31,
Class R1		2012
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$5.92
Net investment income (loss) (a)		0.14
Net realized and unrealized gain (loss) on investments		0.16
Net realized and unrealized gain (loss) on foreign currency transactions		0.00	‡
Total from investment operations		0.30
Less dividends:
From net investment income		(0.14)
Net asset value at end of period		$6.08
Total investment return (b)(c)		5.17	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		6.49	%†
Net expenses		0.87	%†
Portfolio turnover rate		29%
Net assets at end of period (in 000's)		$26
*		Commencement of operations.
‡		Less than one cent per share.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class R1 shares are not subject to sales charges.
(d)		Total investment return is not annualized.

Financial Highlights

MainStay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,							May 1, 2008* through October 31,
Class R2		2012		2011		2010		2009	2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$5.84	$$$	$5.93	$$$	$5.56	$$$	$4.60	$5.99
Net investment income (loss) (a)		0.38		0.40		0.40		0.39	0.21
Net realized and unrealized gain (loss) on investments		0.28		(0.07)		0.39		1.01	(1.38)
Net realized and unrealized gain (loss) on foreign currency transactions		0.00 ‡		0.00 ‡		0.00 ‡		0.00 ‡	0.00	‡
Total from investment operations		0.66		0.33		0.79		1.40	(1.17)
Less dividends and distributions:
From net investment income		(0.42)		(0.42)		(0.41)		(0.41)	(0.21)
Return of capital		—		—		(0.01)		(0.03)	(0.01)
Total dividends and distributions		(0.42)		(0.42)		(0.42)		(0.44)	(0.22)
Redemption fee (a)(b)		—		—		0.00 ‡		0.00 ‡	0.00	‡
Net asset value at end of period		$6.08		$5.84		$5.93		$5.56	$4.60
Total investment return (c)(d)		11.66%		5.67%		14.78%		32.31%	(20.13	)%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		6.46%		6.76%		6.99%		7.59%	7.48	%†
Net expenses		1.10%		1.09%		1.13%		1.18%	1.20	%†
Portfolio turnover rate		29%		45%		41%		41%	29%
Net assets at end of period (in 000's)		$14,280		$9,927		$9,120		$6,240	$41
*									Commencement of operations.
‡									Less than one cent per share.
†									Annualized.
(a)									Per share data based on average shares outstanding during the period.
(b)									The redemption fee was discontinued as of April 1, 2010.
(c)									Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)									Class R2 shares are not subject to sales charges.
(e)									Total investment return is not annualized.

Financial Highlights

MainStay High Yield Opportunities Fund

(a series of Eclipse Funds Inc.)

(Selected per share data and ratios)

		Year ended October 31,							February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009	2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$11.26	$$$	$12.01	$$$	$10.87	$$$	$8.04	$9.84
Net investment income (loss) (a)		0.70		0.68		0.83		0.89	0.34
Net realized and unrealized gain (loss) on investments		0.74		(0.62)		1.48		2.72	(1.76)
Net realized and unrealized gain (loss) on foreign currency transactions		0.05		(0.00)‡		(0.20)		0.01	—
Total from investment operations		1.49		0.06		2.11		3.62	(1.42)
Less dividends and distributions:
From net investment income		(0.69)		(0.66)		(0.89)		(0.79)	(0.38)
From net realized gain on investments		(0.17)		(0.15)		(0.08)		—	—
Total dividends and distributions		(0.86)		(0.81)		(0.97)		(0.79)	(0.38)
Redemption fee (a)(b)		—		—		0.00 ‡		0.00 ‡	0.00	‡
Net asset value at end of period		$11.89		$11.26		$12.01		$10.87	$8.04
Total investment return (c)		13.83%		0.42%		20.29%		47.24%	(14.84	)%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		6.16%		5.71%		7.24%		9.06%	5.30	%†
Net expenses (excluding short sale expenses)		1.25	%(e)	1.30	%(e)	1.35%		1.47%	1.38	%†
Expenses (including short sale expenses, before waiver / reimbursement)		1.61%		1.75%		2.19%		2.83%	4.20	%†
Short sale expenses		0.36%		0.45%		0.66%		1.27%	1.54	%†
Portfolio turnover rate		23%		31%		29%		47%	26%
Net assets at end of period (in 000's)		$2,816		$1,989		$4,467		$2,609	$21
*		Commencement of operations.
†		Annualized.
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		The redemption fee was discontinued as of April 1, 2010.
(c)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)		Total investment return is not annualized.
(e)		Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

Financial Highlights

MainStay High Yield Opportunities Fund

(a series of Eclipse Funds Inc.)

(Selected per share data and ratios)

		Year ended October 31,								December 14, 2007* through October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$11.30	$$$	$12.05	$$$	$10.90	$$$	$8.06		$10.00
Net investment income (loss) (a)		0.70		0.68		0.82		0.93		0.52
Net realized and unrealized gain (loss) on investments		0.75		(0.62)		1.50		2.69		(2.05)
Net realized and unrealized gain (loss) on foreign currency transactions		0.05		(0.00)‡		(0.20)		0.01		—
Total from investment operations		1.50		0.06		2.12		3.63		(1.53)
Less dividends and distributions:
From net investment income		(0.69)		(0.66)		(0.89)		(0.79)		(0.41)
From net realized gain on investments		(0.17)		(0.15)		(0.08)		—		—
Total dividends and distributions		(0.86)		(0.81)		(0.97)		(0.79)		(0.41)
Redemption fee (b)		—		—		0.00 ‡	(a)	0.00 ‡	(a)	0.00	‡ (a)
Net asset value at end of period		$11.94		$11.30		$12.05		$10.90		$8.06
Total investment return (c)		13.84%		0.49%		20.27%		47.45%		(15.93	)%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		6.13%		5.82%		7.06%		9.36%		6.59	%†
Net expenses (excluding short sale expenses)		1.28%	(e)	1.30%	(e)	1.30%		1.29%		1.29	%†
Expenses (including short sale expenses, before waiver / reimbursement)		1.64%		1.75%		2.15%		2.66%		2.86	%†
Short sale expenses		0.36%		0.45%		0.66%		1.27%		1.45	%†
Portfolio turnover rate		23%		31%		29%		47%		26%
Net assets at end of period (in 000's)		$445,818		$416,289		$237,543		$28,987		$559
*		Commencement of operations.
‡		Less than one cent per share.
†		Annualized.
(a)		Per share data based on average shares outstanding during the year.
(b)		The redemption fee was discontinued as of April 1, 2010.
(c)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)		Total investment return is not annualized.
(e)		Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

Financial Highlights

MainStay High Yield Opportunities Fund

(a series of Eclipse Funds Inc.)

(Selected per share data and ratios)

		Year ended October 31,								December 14, 2007* through October 31,
Class C		2012		2011		2010		2009		2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$11.27	$$$	$12.01	$$$	$10.88	$$$	$8.05		$10.00
Net investment income (loss) (a)		0.62		0.59		0.70		0.84		0.40
Net realized and unrealized gain (loss) on investments		0.73		(0.61)		1.52		2.70		(2.02)
Net realized and unrealized gain (loss) on foreign currency transactions		0.05		(0.00)‡		(0.20)		0.01		—
Total from investment operations		1.40		(0.02)		2.02		3.55		(1.62)
Less dividends and distributions:
From net investment income		(0.61)		(0.57)		(0.81)		(0.72)		(0.33)
From net realized gain on investments		(0.17)		(0.15)		(0.08)		—		—
Total dividends and distributions		(0.78)		(0.72)		(0.89)		(0.72)		(0.33)
Redemption fee (b)		—		—		0.00 ‡	(a)	0.00 ‡	(a)	0.00	‡ (a)
Net asset value at end of period		$11.89		$11.27		$12.01		$10.88		$8.05
Total investment return (c)		12.97%		(0.16)%		19.27%		46.11%		(16.58	)%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		5.41%		5.09%		6.07%		8.49%		4.79	%†
Net expenses (excluding short sale expenses)		2.00%	(e)	2.06%	(e)	2.09%		2.22%		2.12	%†
Expenses (including short sale expenses, before waiver / reimbursement)		2.36%		2.51%		2.94%		3.58%		4.80	%†
Short sale expenses		0.36%		0.45%		0.67%		1.27%		1.45	%†
Portfolio turnover rate		23%		31%		29%		47%		26%
Net assets at end of period (in 000's)		$172,027		$157,442		$72,327		$3,128		$20
*		Commencement of operations.
‡		Less than one cent per share.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		The redemption fee was discontinued as of April 1, 2010.
(c)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)		Total investment return is not annualized.
(e)		Net of wavier/reimbursement and custody fee credit of less than one-tenth of a percent.

Financial Highlights

MainStay High Yield Opportunities Fund

(a series of Eclipse Funds Inc.)

(Selected per share data and ratios)

		Year ended October 31,								December 14, 2007* through October 31,
Class I		2012		2011		2010		2009		2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$11.32	$$$	$12.07	$$$	$10.92	$$$	$8.05		$10.00
Net investment income (loss) (a)		0.73		0.71		0.86		0.88		0.49
Net realized and unrealized gain (loss) on investments		0.75		(0.62)		1.49		2.78		(2.02)
Net realized and unrealized gain (loss) on foreign currency transactions		0.05		(0.00)‡		(0.20)		0.01		—
Total from investment operations		1.53		0.09		2.15		3.67		(1.53)
Less dividends and distributions:
From net investment income		(0.72)		(0.69)		(0.92)		(0.80)		(0.42)
From net realized gain on investments		(0.17)		(0.15)		(0.08)		—		—
Total dividends and distributions		(0.89)		(0.84)		(1.00)		(0.80)		(0.42)
Redemption fee (b)		—		—		0.00 ‡	(a)	0.00 ‡	(a)	0.00	‡ (a)
Net asset value at end of period		$11.96		$11.32		$12.07		$10.92		$8.05
Total investment return (c)(d)		14.10%		0.74%		20.54%		47.79%		(15.73	)%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		6.38%		6.05%		7.51%		9.71%		5.91	%†
Net expenses (excluding short sale expenses)		1.03%	(f)	1.05%	(f)	1.05%		1.04%		1.04	%†
Expenses (including short sale expenses, before waiver / reimbursement)		1.39%		1.50%		1.89%		2.38%		2.52	%†
Short sale expenses		0.36%		0.45%		0.66%		1.29%		1.45	%†
Portfolio turnover rate		23%		31%		29%		47%		26%
Net assets at end of period (in 000's)		$513,289		$374,780		$290,900		$171,449		$105,928
*		Commencement of operations.
‡		Less than one cent per share.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		The redemption fee was discontinued as of April 1, 2010.
(c)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)		Class I shares are not subject to sales charges.
(e)		Total investment return is not annualized.
(f)		Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

Financial Highlights

MainStay Indexed Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,							February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009	2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$11.71	$$$	$11.81	$$$	$11.38	$$$	$10.37	$10.97
Net investment income (loss)		0.21		0.28		0.32		0.40	0.30
Net realized and unrealized gain (loss) on investments		0.28		0.15		0.45		1.02	(0.60)
Total from investment operations		0.49		0.43		0.77		1.42	(0.30)
Less dividends and distributions:
From net investment income		(0.21)		(0.28)		(0.32)		(0.41)	(0.30)
From net realized gain on investments		(0.34)		(0.25)		(0.02)		—	—
Total dividends and distributions		(0.55)		(0.53)		(0.34)		(0.41)	(0.30)
Net asset value at end of period		$11.65		$11.71		$11.81		$11.38	$10.37
Total investment return (a)		4.33%		3.88%		6.88%		13.87%	(2.76	)%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		1.76%		2.39%		2.81%		3.66%	4.26	%†
Net expenses		0.92%		0.92%		0.92%		0.92%	0.92	%†
Expenses (before waiver / reimbursement)		1.04%		1.10%		1.15%		1.28%	1.27	%†
Portfolio turnover rate (c)		174%		106%		115%		61%	66%
Net assets at end of period (in 000's)		$6,852		$6,326		$5,985		$4,279	$2,874
*		Commencement of operations.
†		Annualized.
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		Total investment return is not annualized.
(c)		The portfolio turnover rates not including mortgage dollar rolls are 142%, 95%, 105%, 56% and 62% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$11.66	$$$	$11.76	$$$	$11.33	$$$	$10.33	$$$	$10.70
Net investment income (loss)		0.22		0.29		0.34		0.41		0.47
Net realized and unrealized gain (loss) on investments		0.28		0.16		0.45		1.01		(0.36)
Total from investment operations		0.50		0.45		0.79		1.42		0.11
Less dividends and distributions:
From net investment income		(0.22)		(0.30)		(0.34)		(0.42)		(0.48)
From net realized gain on investments		(0.34)		(0.25)		(0.02)		—		—
Total dividends and distributions		(0.56)		(0.55)		(0.36)		(0.42)		(0.48)
Net asset value at end of year		$11.60		$11.66		$11.76		$11.33		$10.33
Total investment return (a)		4.46%		4.05%		7.04%		13.93%		0.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		1.86%		2.53%		2.94%		3.76%		4.35%
Net expenses		0.82%		0.78%		0.80%		0.82%		0.82%
Expenses (before waiver / reimbursement)		0.82%		0.78%		0.80%		0.88%		0.88%
Portfolio turnover rate (b)		174%		106%		115%		61%		66%
Net assets at end of year (in 000's)		$77,156		$82,180		$87,750		$77,595		$61,775
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		The portfolio turnover rates not including mortgage dollar rolls are 142%, 95%, 105%, 56% and 62% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

Financial Highlights

MainStay Indexed Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,
Class I		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$11.67	$$$	$11.77	$$$	$11.34	$$$	$10.33	$$$	$10.70
Net investment income (loss)		0.26		0.33		0.38		0.46		0.51
Net realized and unrealized gain (loss) on investments		0.28		0.16		0.45		1.01		(0.37)
Total from investment operations		0.54		0.49		0.83		1.47		0.14
Less dividends and distributions:
From net investment income		(0.26)		(0.34)		(0.38)		(0.46)		(0.51)
From net realized gain on investments		(0.34)		(0.25)		(0.02)		—		—
Total dividends and distributions		(0.60)		(0.59)		(0.40)		(0.46)		(0.51)
Net asset value at end of year		$11.61		$11.67		$11.77		$11.34		$10.33
Total investment return (a)(b)		4.86%		4.41%		7.43%		14.47%		1.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		2.25%		2.88%		3.31%		4.15%		4.74%
Net expenses		0.43%		0.43%		0.43%		0.43%		0.43%
Expenses (before waiver / reimbursement)		0.57%		0.53%		0.55%		0.63%		0.56%
Portfolio turnover rate (c)		174%		106%		115%		61%		66%
Net assets at end of year (in 000's)		$370,596		$377,749		$523,050		$468,639		$381,086
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		Class I shares are not subject to sales charges.
(c)		The portfolio turnover rates not including mortgage dollar rolls are 142%, 95%, 105%, 56% and 62% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

Financial Highlights

MainStay Intermediate Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,							February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009	2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.90	$$$	$10.94	$$$	$10.37	$$$	$9.39	$9.92
Net investment income (loss)		0.34		0.38		0.35		0.30	0.25
Net realized and unrealized gain (loss) on investments		0.51		0.09		0.61		0.96	(0.54)
Net realized and unrealized gain (loss) on foreign currency transactions		—		—		(0.01)		0.01	—
Total from investment operations		0.85		0.47		0.95		1.27	(0.29)
Less dividends and distributions:
From net investment income		(0.35)		(0.43)		(0.36)		(0.29)	(0.24)
From net realized gain on investments		(0.20)		(0.08)		(0.02)		—	—
Total dividends and distributions		(0.55)		(0.51)		(0.38)		(0.29)	(0.24)
Net asset value at end of period		$11.20		$10.90		$10.94		$10.37	$9.39
Total investment return (a)		8.14%		4.51%		9.33%		13.72%	(2.98	)%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.16%		3.55%		3.38%		3.03%	3.73	%†
Net expenses		1.00%		1.03%		1.07%		1.17%	1.20	%†
Expenses (before waiver / reimbursement)		1.09%		1.13%		1.17%		1.25%	1.34	%†
Portfolio turnover rate (c)		65%		104%		185%		246%	114%
Net assets at end of period (in 000's)		$8,670		$6,013		$4,608		$2,743	$1,727
*		Commencement of operations.
†		Annualized.
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		Total investment return is not annualized.
(c)		The portfolio turnover rates not including mortgage dollar rolls were 38%, 65%, 79%, 130% and 92% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.85	$$$	$10.89	$$$	$10.32	$$$	$9.35	$$$	$9.73
Net investment income (loss)		0.35		0.39		0.36		0.34		0.43
Net realized and unrealized gain (loss) on investments		0.50		0.09		0.61		0.93		(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions		—		—		(0.01)		0.01		—
Total from investment operations		0.85		0.48		0.96		1.28		0.02
Less dividends and distributions:
From net investment income		(0.36)		(0.44)		(0.37)		(0.31)		(0.40)
From net realized gain on investments		(0.20)		(0.08)		(0.02)		—		—
Total dividends and distributions		(0.56)		(0.52)		(0.39)		(0.31)		(0.40)
Net asset value at end of year		$11.14		$10.85		$10.89		$10.32		$9.35
Total investment return (a)		8.20%		4.63%		9.48%		13.89%		0.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.27%		3.62%		3.47%		3.20%		4.02%
Net expenses		0.89%		0.93%		0.96%		1.00%		1.03%
Expenses (before waiver / reimbursement)		0.98%		1.03%		1.06%		1.08%		1.16%
Portfolio turnover rate (b)		65%		104%		185%		246%		114%
Net assets at end of year (in 000's)		$66,161		$47,432		$35,837		$33,134		$16,211
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		The portfolio turnover rates not including mortgage dollar rolls were 38%, 65%, 79%, 130% and 92% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

Financial Highlights

MainStay Intermediate Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,
Class B		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEF	$10.86	$$$	$10.90	$$$	$10.33	$$$	$9.36	$$$	$9.74
Net investment income (loss)		0.26		0.30		0.27		0.23		0.30
Net realized and unrealized gain (loss) on investments		0.50		0.09		0.61		0.95		(0.37)
Net realized and unrealized gain (loss) on foreign currency transactions		—		—		(0.01)		0.01		—
Total from investment operations		0.76		0.39		0.87		1.19		(0.07)
Less dividends and distributions:
From net investment income		(0.27)		(0.35)		(0.28)		(0.22)		(0.31)
From net realized gain on investments		(0.20)		(0.08)		(0.02)		—		—
Total dividends and distributions		(0.47)		(0.43)		(0.30)		(0.22)		(0.31)
Net asset value at end of year		$11.15		$10.86		$10.90		$10.33		$9.36
Total investment return (a)		7.27%		3.74%		8.55%		12.82%		(0.79)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		2.41%		2.81%		2.62%		2.29%		3.13%
Net expenses		1.75%		1.78%		1.81%		1.92%		1.91%
Expenses (before waiver / reimbursement)		1.84%		1.88%		1.91%		2.00%		2.08%
Portfolio turnover rate (b)		65%		104%		185%		246%		114%
Net assets at end of year (in 000's)		$10,129		$7,815		$7,797		$6,065		$4,580
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		The portfolio turnover rates not including mortgage dollar rolls were 38%, 65%, 79%, 130% and 92% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

		Year ended October 31,
Class C		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.87	$$$	$10.91	$$$	$10.34	$$$	$9.37	$$$	$9.75
Net investment income (loss)		0.26		0.30		0.27		0.23		0.30
Net realized and unrealized gain (loss) on investments		0.51		0.09		0.61		0.95		(0.37)
Net realized and unrealized gain (loss) on foreign currency transactions		—		—		(0.01)		0.01		—
Total from investment operations		0.77		0.39		0.87		1.19		(0.07)
Less dividends and distributions:
From net investment income		(0.27)		(0.35)		(0.28)		(0.22)		(0.31)
From net realized gain on investments		(0.20)		(0.08)		(0.02)		—		—
Total dividends and distributions		(0.47)		(0.43)		(0.30)		(0.22)		(0.31)
Net asset value at end of year		$11.17		$10.87		$10.91		$10.34		$9.37
Total investment return (a)		7.36%		3.74%		8.54%		12.92%		(0.89)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		2.41%		2.80%		2.63%		2.27%		3.11%
Net expenses		1.75%		1.78%		1.81%		1.92%		1.92%
Expenses (before waiver / reimbursement)		1.84%		1.88%		1.91%		2.00%		2.08%
Portfolio turnover rate (b)		65%		104%		185%		246%		114%
Net assets at end of year (in 000's)		$39,141		$27,052		$22,850		$16,747		$7,106
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		The portfolio turnover rates not including mortgage dollar rolls were 38%, 65%, 79%, 130% and 92% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

Financial Highlights

MainStay Intermediate Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,
Class I		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.85	$$$	$10.89	$$$	$10.32	$$$	$9.35	$$$	$9.73
Net investment income (loss)		0.38		0.43		0.41		0.34		0.43
Net realized and unrealized gain (loss) on investments		0.51		0.09		0.60		0.96		(0.38)
Net realized and unrealized gain (loss) on foreign currency transactions		—		—		(0.01)		0.01		—
Total from investment operations		0.89		0.52		1.00		1.31		0.05
Less dividends and distributions:
From net investment income		(0.39)		(0.48)		(0.41)		(0.34)		(0.43)
From net realized gain on investments		(0.20)		(0.08)		(0.02)		—		—
Total dividends and distributions		(0.59)		(0.56)		(0.43)		(0.34)		(0.43)
Net asset value at end of year		$11.15		$10.85		$10.89		$10.32		$9.35
Total investment return (a)(b)		8.61%		4.97%		9.88%		14.22%		0.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.55%		3.98%		3.84%		3.50%		4.35%
Net expenses		0.60%		0.60%		0.59%		0.66%		0.70%
Expenses (before waiver / reimbursement)		0.73%		0.78%		0.81%		0.83%		0.78%
Portfolio turnover rate (c)		65%		104%		185%		246%		114%
Net assets at end of year (in 000's)		$756,608		$533,433		$486,383		$516,522		$133,090
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		Class I shares are not subject to sales charges.
(c)		The portfolio turnover rates not including mortgage dollar rolls were 38%, 65%, 79%, 130% and 92% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

		June 29, 2012* through October 31,
Class R1		2012
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.87
Net investment income (loss)		0.12
Net realized and unrealized gain (loss) on investments		0.28
Total from investment operations		0.40
Less dividends:
From net investment income		(0.12)
Net asset value at end of period		$11.15
Total investment return (a)(b)		3.70	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.36	%†
Net expenses		0.73	%†
Expenses (before waiver / reimbursement)		0.82	%†
Portfolio turnover rate		65	%(d)
Net assets at end of period (in 000's)		$26
*		Commencement of operations.
†		Annualized.
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		Class R1 shares are not subject to sales charges.
(c)		Total investment return is not annualized.
(d)		The portfolio turnover rates not including mortgage dollar rolls was 38% for the years ended October 31, 2012, respectively.

Financial Highlights

MainStay Intermediate Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		June 29, 2012* through October 31,
Class R2		2012
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.86
Net investment income (loss)		0.11
Net realized and unrealized gain (loss) on investments		0.28
Total from investment operations		0.39
Less dividends:
From net investment income		(0.11)
Net asset value at end of period		$11.14
Total investment return (a)(b)		3.62	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.10	%†
Net expenses		0.98	%†
Expenses (before waiver / reimbursement)		1.07	%†
Portfolio turnover rate		65	%(d)
Net assets at end of period (in 000's)		$26
*		Commencement of operations.
†		Annualized.
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		Class R2 shares are not subject to sales charges.
(c)		Total investment return is not annualized.
(d)		The portfolio turnover rates not including mortgage dollar rolls were 38% for the period ended October 31, 2012.

Financial Highlights

MainStay Short Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,								February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009		2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$9.72	$$$	$9.81	$$$	$9.81	$$$	$9.32		$9.44
Net investment income (loss)		0.04		0.08		0.05		0.10		0.13	(a)
Net realized and unrealized gain (loss) on investments		0.03		(0.06)		0.13		0.49		(0.11)
Total from investment operations		0.07		0.02		0.18		0.59		0.02
Less dividends and distributions:
From net investment income		(0.04)		(0.09)		(0.06)		(0.10)		(0.14)
From net realized gain on investments		(0.04)		(0.02)		(0.12)		—		—
Total dividends and distributions		(0.08)		(0.11)		(0.18)		(0.10)		(0.14)
Net asset value at end of period		$9.71		$9.72		$9.81		$9.81		$9.32
Total investment return (b)		0.79%		0.13%		1.83%		6.31%		0.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.44%		0.83%		0.63%		1.00%		2.10	%†
Net expenses		1.27%		1.33%		1.38%		1.11%		1.00	%†
Expenses (before waiver / reimbursement)		1.44%		1.55%		1.60%		1.62%		2.09	%†
Portfolio turnover rate		60%		39%		68	%(d)	193	%(d)	252	%(d)
Net assets at end of period (in 000's)		$4,356		$4,128		$4,119		$3,180		$2,266
*		Commencement of operations.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.
(d)		The portfolio turnover rates not including mortgage dollar rolls are 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$9.69	$$$	$9.78	$$$	$9.79	$$$	$9.29	$$$	$9.19
Net investment income (loss)		0.09		0.11		0.11		0.10		0.24 (a)
Net realized and unrealized gain (loss) on investments		0.02		(0.06)		0.11		0.51		0.11
Total from investment operations		0.11		0.05		0.22		0.61		0.35
Less dividends and distributions:
From net investment income		(0.08)		(0.12)		(0.11)		(0.11)		(0.25)
From net realized gain on investments		(0.04)		(0.02)		(0.12)		—		—
Total dividends and distributions		(0.12)		(0.14)		(0.23)		(0.11)		(0.25)
Net asset value at end of year		$9.68		$9.69		$9.78		$9.79		$9.29
Total investment return (b)		1.13%		0.53%		2.19%		6.65%		3.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.77%		1.23%		1.03%		1.14%		2.55%
Net expenses		0.93%		0.93%		0.93%		0.91%		0.90%
Expenses (before waiver / reimbursement)		1.10%		1.15%		1.15%		1.16%		1.32%
Portfolio turnover rate		60%		39%		68	%(c)	193	%(c)	252	%(c)
Net assets at end of year (in 000's)		$31,422		$31,689		$36,665		$54,902		$20,313
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls are 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

Financial Highlights

MainStay Short Term Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,
Class I		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$9.69	$$$	$9.78	$$$	$9.78	$$$	$9.29	$$$	$9.19
Net investment income (loss)		0.10		0.14		0.13		0.15		0.29 (a)
Net realized and unrealized gain (loss) on investments		0.03		(0.06)		0.12		0.48		0.09
Total from investment operations		0.13		0.08		0.25		0.63		0.38
Less dividends and distributions:
From net investment income		(0.10)		(0.15)		(0.13)		(0.14)		(0.28)
From net realized gain on investments		(0.04)		(0.02)		(0.12)		—		—
Total dividends and distributions		(0.14)		(0.17)		(0.25)		(0.14)		(0.28)
Net asset value at end of year		$9.68		$9.69		$9.78		$9.78		$9.29
Total investment return (b)(c)		1.39%		0.78%		2.55%		6.83%		4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		1.03%		1.48%		1.32%		1.43%		3.15%
Net expenses		0.68%		0.68%		0.68%		0.63%		0.60%
Expenses (before waiver / reimbursement)		0.85%		0.90%		0.90%		0.91%		0.91%
Portfolio turnover rate		60%		39%		68	%(d)	193	%(d)	252	%(d)
Net assets at end of year (in 000's)		$51,509		$48,193		$76,456		$79,237		$36,701
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class I shares are not subject to sales charges.
(d)		The portfolio turnover rates not including mortgage dollar rolls are 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

Financial Highlights

MainStay Unconstrained Bond Fund (formerly known as MainStay Flexible Bond Opportunities Fund)

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,								February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009		2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$8.78	$$$	$9.12	$$$	$8.47	$$$	$7.20		$8.86
Net investment income (loss) (a)		0.44		0.43		0.52		0.40		0.29
Net realized and unrealized gain (loss) on investments		0.50		(0.32)		0.68		1.50		(1.77)
Net realized and unrealized gain (loss) on foreign currency transactions		0.01		(0.00)‡		(0.05)		0.02		0.11
Total from investment operations		0.95		0.11		1.15		1.92		(1.37)
Less dividends and distributions:
From net investment income		(0.45)		(0.45)		(0.50)		(0.62)		(0.29)
Return of capital		—		—		—		(0.03)		—
Total dividends and distributions		(0.45)		(0.45)		(0.50)		(0.65)		(0.29)
Net asset value at end of period		$9.28		$8.78		$9.12		$8.47		$7.20
Total investment return (b)		10.98%		1.33%		13.97%		28.35%		(15.88	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.89%		4.85%		5.93%		5.26%		5.07	%†
Net expenses (excluding short sale expenses)		1.19%		1.24%		1.41%		1.42%		1.40	%†
Expenses (including short sale expenses, before waiver / reimbursement)		1.52%		1.42%		1.45%		1.70%		1.51	%†
Short sale expenses		0.33%		0.18%		0.00%		0.00%		0.00	%†
Portfolio turnover rate		25%		26%		80%		154	%(d)	81	%(d)
Net assets at end of period (in 000's)		$24,551		$20,415		$16,654		$12,200		$9,990
*		Commencement of operations.
†		Annualized.
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.
(d)		The portfolio turnover rates not including mortgage dollar rolls are 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$8.73	$$$	$9.06	$$$	$8.42	$$$	$7.16	$$$	$9.02
Net investment income (loss) (a)		0.45		0.45		0.54		0.41		0.44
Net realized and unrealized gain (loss) on investments		0.49		(0.31)		0.67		1.49		(1.96)
Net realized and unrealized gain (loss) on foreign currency transactions		0.01		(0.00)‡		(0.05)		0.02		0.12
Total from investment operations		0.95		0.14		1.16		1.92		(1.40)
Less dividends and distributions:
From net investment income		(0.46)		(0.47)		(0.52)		(0.62)		(0.46)
Return of capital		—		—		—		(0.04)		—
Total dividends and distributions		(0.46)		(0.47)		(0.52)		(0.66)		(0.46)
Net asset value at end of year		$9.22		$8.73		$9.06		$8.42		$7.16
Total investment return (b)		11.26%		1.54%		14.19%		28.56%		(16.27)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		5.08%		5.04%		6.19%		5.41%		5.13%
Net expenses (excluding short sale expenses)		1.00%		1.03%		1.18%		1.27%		1.30%
Expenses (including short sale expenses, before waiver / reimbursement)		1.33%		1.22%		1.21%		1.37%		1.34%
Short sale expenses		0.33%		0.19%		0.00%		0.00%		0.00%
Portfolio turnover rate		25%		26%		80%		154	%(c)	81	%(c)
Net assets at end of year (in 000's)		$192,009		$169,649		$109,694		$60,555		$45,293
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls are 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

Financial Highlights

MainStay Unconstrained Bond Fund (formerly known as MainStay Flexible Bond Opportunities Fund)

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class B		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEF	$8.70	$$$	$9.03	$$$	$8.39	$$$	$7.14	$$$	$8.99
Net investment income (loss) (a)		0.37		0.36		0.45		0.34		0.37
Net realized and unrealized gain (loss) on investments		0.48		(0.31)		0.68		1.48		(1.95)
Net realized and unrealized gain (loss) on foreign currency transactions		0.01		(0.00)‡		(0.05)		0.02		0.12
Total from investment operations		0.86		0.05		1.08		1.84		(1.46)
Less dividends and distributions:
From net investment income		(0.38)		(0.38)		(0.44)		(0.56)		(0.39)
Return of capital		—		—		—		(0.03)		—
Total dividends and distributions		(0.38)		(0.38)		(0.44)		(0.59)		(0.39)
Net asset value at end of year		$9.18		$8.70		$9.03		$8.39		$7.14
Total investment return (b)		10.15%		0.59%		13.13%		27.35%		(16.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.14%		4.10%		5.15%		4.54%		4.32%
Net expenses (excluding short sale expenses)		1.94%		1.99%		2.16%		2.17%		2.11%
Expenses (including short sale expenses, before waiver / reimbursement)		2.27%		2.16%		2.20%		2.46%		2.20%
Short sale expenses		0.33%		0.17%		0.00%		0.00%		0.00%
Portfolio turnover rate		25%		26%		80%		154	%(c)	81	%(c)
Net assets at end of year (in 000's)		$17,591		$16,754		$19,352		$19,176		$18,567
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls are 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

		Year ended October 31,
Class C		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$8.69	$$$	$9.03	$$$	$8.39	$$$	$7.14	$$$	$8.99
Net investment income (loss) (a)		0.37		0.36		0.46		0.34		0.37
Net realized and unrealized gain (loss) on investments		0.49		(0.32)		0.67		1.48		(1.95)
Net realized and unrealized gain (loss) on foreign currency transactions		0.01		(0.00)‡		(0.05)		0.02		0.12
Total from investment operations		0.87		0.04		1.08		1.84		(1.46)
Less dividends and distributions:
From net investment income		(0.38)		(0.38)		(0.44)		(0.56)		(0.39)
Return of capital		—		—		—		(0.03)		—
Total dividends and distributions		(0.38)		(0.38)		(0.44)		(0.59)		(0.39)
Net asset value at end of year		$9.18		$8.69		$9.03		$8.39		$7.14
Total investment return (b)		10.16%		0.48%		13.14%		27.36%		(16.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.14%		4.09%		5.23%		4.50%		4.32%
Net expenses (excluding short sale expenses)		1.94%		1.99%		2.16%		2.17%		2.11%
Expenses (including short sale expenses, before waiver / reimbursement)		2.27%		2.19%		2.20%		2.45%		2.20%
Short sale expenses		0.33%		0.20%		0.00%		0.00%		0.00%
Portfolio turnover rate		25%		26%		80%		154	%(c)	81	%(c)
Net assets at end of year (in 000's)		$59,159		$50,280		$28,334		$12,948		$9,484
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls are 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

Financial Highlights

MainStay Unconstrained Bond Fund (formerly known as MainStay Flexible Bond Opportunities Fund)

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class I		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$8.73	$$$	$9.07	$$$	$8.42	$$$	$7.17	$$$	$9.02
Net investment income (loss) (a)		0.47		0.46		0.58		0.43		0.47
Net realized and unrealized gain (loss) on investments		0.51		(0.31)		0.66		1.48		(1.94)
Net realized and unrealized gain (loss) on foreign currency transactions		0.01		(0.00)‡		(0.05)		0.02		0.11
Total from investment operations		0.99		0.15		1.19		1.93		(1.36)
Less dividends and distributions:
From net investment income		(0.49)		(0.49)		(0.54)		(0.64)		(0.49)
Return of capital		—		—		—		(0.04)		—
Total dividends and distributions		(0.49)		(0.49)		(0.54)		(0.68)		(0.49)
Net asset value at end of year		$9.23		$8.73		$9.07		$8.42		$7.17
Total investment return (b)(c)		11.41%		1.79%		14.59%		28.78%		(15.86)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		5.32%		5.20%		6.57%		5.75%		5.49%
Net expenses (excluding short sale expenses)		0.76%		0.78%		0.92%		0.95%		0.96%
Expenses (including short sale expenses, before waiver / reimbursement)		1.08%		1.02%		0.95%		1.12%		1.03%
Short sale expenses		0.32%		0.24%		0.00%		0.00%		0.00%
Portfolio turnover rate		25%		26%		80%		154	%(d)	81	%(d)
Net assets at end of year (in 000's)		$111,435		$163,356		$5,183		$319		$259
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class I shares are not subject to sales charges.
(d)		The portfolio turnover rates not including mortgage dollar rolls are 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

Financial Highlights

MainStay High Yield Municipal Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,			March 31, 2010* through October 31,
Investor Class		2012		2011	2010
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.57	$$$	$10.75	$10.00
Net investment income (loss)		0.51 (a)		0.57 (a)	0.27
Net realized and unrealized gain (loss) on investments		1.33		(0.17)	0.75
Total from investment operations		1.84		0.40	1.02
Less dividends and distributions:
From net investment income		(0.51)		(0.55)	(0.27)
From net realized gain on investments		—		(0.03)	—
Total dividends and distributions		(0.51)		(0.58)	(0.27)
Net asset value at end of period		$11.90		$10.57	$10.75
Total investment return (b)		17.80%		4.03%	10.32	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.48%		5.58%	5.03	%†
Net expenses		0.87%		0.90%	1.00	%†
Expenses (before waiver / reimbursement)		0.93%		1.09%	1.73	%†
Portfolio turnover rate		117%		154%	163%
Net assets at end of period (in 000's)		$1,902		$989	$598
*		Commencement of operations.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.

		Year ended October 31,			March 31, 2010* through October 31,
Class A		2012		2011	2010
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.58	$$$	$10.77	$10.00
Net investment income (loss)		0.50 (a)		0.58 (a)	0.27
Net realized and unrealized gain (loss) on investments		1.35		(0.19)	0.78
Total from investment operations		1.85		0.39	1.05
Less dividends and distributions:
From net investment income		(0.51)		(0.55)	(0.28)
From net realized gain on investments		—		(0.03)	—
Total dividends and distributions		(0.51)		(0.58)	(0.28)
Net asset value at end of period		$11.92		$10.58	$10.77
Total investment return (b)		17.89%		4.00%	10.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.41%		5.58%	5.20	%†
Net expenses		0.85%		0.85%	0.85	%†
Expenses (before waiver / reimbursement)		0.91%		1.04%	1.58	%†
Portfolio turnover rate		117%		154%	163%
Net assets at end of period (in 000's)		$489,759		$150,071	$23,062
*		Commencement of operations.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.

Financial Highlights

MainStay High Yield Municipal Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,			March 31, 2010* through October 31,
Class C		2012		2011	2010
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.56	$$$	$10.75	$10.00
Net investment income (loss)		0.41 (a)		0.50 (a)	0.22
Net realized and unrealized gain (loss) on investments		1.34		(0.18)	0.77
Total from investment operations		1.75		0.32	0.99
Less dividends and distributions:
From net investment income		(0.42)		(0.48)	(0.24)
From net realized gain on investments		—		(0.03)	—
Total dividends and distributions		(0.42)		(0.51)	(0.24)
Net asset value at end of period		$11.89		$10.56	$10.75
Total investment return (b)		16.90%		3.22%	9.96	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.58%		4.79%	4.33	%†
Net expenses		1.61%		1.65%	1.75	%†
Expenses (before waiver / reimbursement)		1.67%		1.84%	2.48	%†
Portfolio turnover rate		117%		154%	163%
Net assets at end of period (in 000's)		$213,253		$45,632	$5,477
*		Commencement of operations.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.

		Year ended October 31,			March 31, 2010* through October 31,
Class I		2012		2011	2010
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.58	$$$	$10.77	$10.00
Net investment income (loss)		0.53 (a)		0.60 (a)	0.29
Net realized and unrealized gain (loss) on investments		1.35		(0.18)	0.76
Total from investment operations		1.88		0.42	1.05
Less dividends and distributions:
From net investment income		(0.54)		(0.58)	(0.28)
From net realized gain on investments		—		(0.03)	—
Total dividends and distributions		(0.54)		(0.61)	(0.28)
Net asset value at end of period		$11.92		$10.58	$10.77
Total investment return (b)(c)		18.19%		4.21%	10.66	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.62%		5.88%	5.26	%†
Net expenses		0.60%		0.60%	0.60	%†
Expenses (before waiver / reimbursement)		0.66%		0.79%	1.33	%†
Portfolio turnover rate		117%		154%	163%
Net assets at end of period (in 000's)		$321,835		$60,305	$44,720
*		Commencement of operations.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class I shares are not subject to sales charges.
(d)		Total investment return is not annualized.

Financial Highlights

MainStay New York Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		May 14, 2012* through October 31,
Investor Class		2012
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.00
Net investment income (loss)		0.13
Net realized and unrealized gain (loss) on investments		0.38
Total from investment operations		0.51
Less dividends:
From net investment income		(0.13)
Net asset value at end of period		$10.38
Total investment return (a)		5.16	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.18	%†
Net expenses		0.92	%†
Expenses (before waiver / reimbursement)		1.30	%†
Portfolio turnover rate		67%
Net assets at end of period (in 000's)		$56
*			Commencement of operations.
†			Annualized.
(a)			Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)			Total investment return is not annualized.

		May 14, 2012* through October 31,
Class A		2012
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.00
Net investment income (loss)		0.14
Net realized and unrealized gain (loss) on investments		0.38
Total from investment operations		0.52
Less dividends:
From net investment income		(0.14)
Net asset value at end of period		$10.38
Total investment return (a)		5.22	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.46	%†
Net expenses		0.75	%†
Expenses (before waiver / reimbursement)		1.13	%†
Portfolio turnover rate		67%
Net assets at end of period (in 000's)		$2,368
*		Commencement of operations.
†		Annualized.
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		Total investment return is not annualized.

Financial Highlights

MainStay New York Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		May 14, 2012* through October 31,
Class C		2012
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.00
Net investment income (loss)		0.12
Net realized and unrealized gain (loss) on investments		0.38
Total from investment operations		0.50
Less dividends:
From net investment income		(0.12)
Net asset value at end of period		$10.38
Total investment return (a)		5.03	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		2.96	%†
Net expenses		1.17	%†
Expenses (before waiver / reimbursement)		1.55	%†
Portfolio turnover rate		67%
Net assets at end of period (in 000's)		$601
*		Commencement of operations.
†		Annualized.
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		Total investment return is not annualized.

		May 14, 2012* through October 31,
Class I		2012
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$10.00
Net investment income (loss)		0.15
Net realized and unrealized gain (loss) on investments		0.38
Total from investment operations		0.53
Less dividends:
From net investment income		(0.15)
Net asset value at end of period		$10.38
Total investment return (a)(b)		5.36	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.21	%†
Net expenses		0.50	%†
Expenses (before waiver / reimbursement)		0.88	%†
Portfolio turnover rate		67%
Net assets at end of period (in 000's)		$52,619
*		Inception date.
†		Annualized.
(a)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)		Class I shares are not subject to sales charges.
(c)		Total investment return is not annualized.

Financial Highlights

MainStay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,							February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009	2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$9.31	$$$	$9.48	$$$	$9.08	$$$	$8.48	$9.07
Net investment income (loss)		0.38 (a)		0.42 (a)		0.39 (a)		0.34 (a)	0.25
Net realized and unrealized gain (loss) on investments		0.77		(0.16)		0.41		0.63	(0.60)
Total from investment operations		1.15		0.26		0.80		0.97	(0.35)
Less dividends:
From net investment income		(0.38)		(0.43)		(0.40)		(0.37)	(0.24)
Net asset value at end of period		$10.08		$9.31		$9.48		$9.08	$8.48
Total investment return (b)		12.58%		2.93%		9.08%		11.67%	(4.03	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.92%		4.67%		4.24%		3.93%	3.92	%†
Net expenses		0.86%		0.90%		0.93%		1.02%	0.99	%†
Expenses (before waiver / reimbursement)		0.91%		0.98%		1.03%		1.25%	1.21	%†
Portfolio turnover rate		125%		138%		97%		94%	90%
Net assets at end of period (in 000's)		$21,437		$21,547		$22,220		$21,683	$21,450
*		Commencement of operations.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$9.26	$$$	$9.44	$$$	$9.04	$$$	$8.45	$$$	$9.48
Net investment income (loss)		0.38 (a)		0.43 (a)		0.40 (a)		0.35 (a)		0.36
Net realized and unrealized gain (loss) on investments		0.79		(0.18)		0.42		0.62		(1.02)
Total from investment operations		1.17		0.25		0.82		0.97		(0.66)
Less dividends:
From net investment income		(0.39)		(0.43)		(0.42)		(0.38)		(0.37)
Net asset value at end of year		$10.04		$9.26		$9.44		$9.04		$8.45
Total investment return (b)		12.81%		2.93%		9.25%		11.72%		(7.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.91%		4.76%		4.36%		4.04%		3.94%
Net expenses		0.79%		0.81%		0.82%		0.90%		0.88%
Expenses (before waiver / reimbursement)		0.84%		0.89%		0.92%		1.08%		1.04%
Portfolio turnover rate		125%		138%		97%		94%		90%
Net assets at end of year (in 000's)		$424,757		$258,892		$242,891		$162,921		$136,781
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

Financial Highlights

MainStay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class B		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEF	$9.26	$$$	$9.44	$$$	$9.04	$$$	$8.44	$$$	$9.48
Net investment income (loss)		0.35 (a)		0.40 (a)		0.37 (a)		0.32 (a)		0.33
Net realized and unrealized gain (loss) on investments		0.78		(0.18)		0.41		0.63		(1.03)
Total from investment operations		1.13		0.22		0.78		0.95		(0.70)
Less dividends:
From net investment income		(0.36)		(0.40)		(0.38)		(0.35)		(0.34)
Net asset value at end of year		$10.03		$9.26		$9.44		$9.04		$8.44
Total investment return (b)		12.34%		2.58%		8.85%		11.32%		(7.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.59%		4.42%		3.99%		3.68%		3.63%
Net expenses		1.11%		1.15%		1.18%		1.26%		1.20%
Expenses (before waiver / reimbursement)		1.16%		1.23%		1.28%		1.50%		1.40%
Portfolio turnover rate		125%		138%		97%		94%		90%
Net assets at end of year (in 000's)		$13,230		$9,463		$13,907		$18,219		$23,935
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

		Year ended October 31,
Class C		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$9.27	$$$	$9.44	$$$	$9.04	$$$	$8.45	$$$	$9.48
Net investment income (loss)		0.35 (a)		0.40 (a)		0.37 (a)		0.32 (a)		0.34
Net realized and unrealized gain (loss) on investments		0.78		(0.17)		0.41		0.61		(1.03)
Total from investment operations		1.13		0.23		0.78		0.93		(0.69)
Less dividends:
From net investment income		(0.36)		(0.40)		(0.38)		(0.34)		(0.34)
Net asset value at end of year		$10.04		$9.27		$9.44		$9.04		$8.45
Total investment return (b)		12.33%		2.69%		8.85%		11.31%		(7.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.58%		4.42%		3.99%		3.68%		3.64%
Net expenses		1.11%		1.15%		1.18%		1.28%		1.20%
Expenses (before waiver / reimbursement)		1.16%		1.23%		1.28%		1.51%		1.40%
Portfolio turnover rate		125%		138%		97%		94%		90%
Net assets at end of year (in 000's)		$142,246		$81,880		$65,695		$22,544		$7,425
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

Financial Highlights

MainStay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,			December 21, 2009* through October 31,
Class I		2012		2011	2010
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$9.27	$$$	$9.44	$9.07
Net investment income (loss) (a)		0.40		0.45	0.38
Net realized and unrealized gain (loss) on investments		0.78		(0.16)	0.35
Total from investment operations		1.18		0.29	0.73
Less dividends and distributions:
From net investment income		(0.41)		(0.46)	(0.36)
From net realized gain on investments		—		—	—
Total dividends and distributions		(0.41)		(0.46)	(0.36)
Net asset value at end of period		$10.04		$9.27	$9.44
Total investment return (b)(c)		12.97%		3.29%	8.25	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.06%		4.99%	4.64	%†
Net expenses		0.54%		0.56%	0.57	%†
Expenses (before waiver / reimbursement)		0.59%		0.64%	0.67	%†
Portfolio turnover rate		125%		138%	97%
Net assets at end of period (in 000's)		$142,603		$33,888	$17,394
*		Commencement of operations.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class I shares are not subject to sales charges.
(d)		Total investment return is not annualized.

Financial Highlights

MainStay Money Market Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,											February 28, 2008* through October 31,
Investor Class		2012			2011			2010			2009		2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$1.00		$$$	$1.00		$$$	$1.00		$$$	$1.00		$1.00
Net investment income (loss)		0.00	‡		0.00	‡		0.00	‡		0.00	‡	0.01
Net realized and unrealized gain (loss) on investments		0.00	‡		0.00	‡		0.00	‡		0.00	‡	0.00	‡
Total from investment operations		0.00	‡		0.00	‡		0.00	‡		0.00	‡	0.01
Less dividends and distributions:
From net investment income		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.00	)‡	(0.01)
Return of capital		—			—			(0.00	)‡		—		—
Total dividends and distributions		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.00	)‡	(0.01)
Net asset value at end of period		$1.00			$1.00			$1.00			$1.00		$1.00
Total investment return		0.01%			0.01%			0.02%			0.12%		1.24	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.00%			0.01%			0.01%			0.13%		1.67	%†
Net expenses		0.18%			0.18%			0.25%			0.50%		0.80	%†
Expenses (before waiver / reimbursement)		0.91%			0.91%			0.94%			0.95%		0.88	%†
Net assets at end of period (in 000's)		$59,129			$63,169			$64,360			$67,220		$72,721
*													Commencement of operations.
†													Annualized.
‡													Less than one cent per share.
(a)													Total investment return is not annualized.

		Year ended October 31,
Class A		2012			2011			2010			2009			2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$1.00		$$$	$1.00		$$$	$1.00		$$$	$1.00		$$$	$1.00
Net investment income (loss)		0.00	‡		0.00	‡		0.00	‡		0.00	‡		0.03
Net realized and unrealized gain (loss) on investments		0.00	‡		0.00	‡		0.00	‡		0.00	‡		0.00 ‡
Total from investment operations		0.00	‡		0.00	‡		0.00	‡		0.00	‡		0.03
Less dividends and distributions:
From net investment income		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.03)
Return of capital		—			—			(0.00	)‡		—			—
Total dividends and distributions		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.03)
Net asset value at end of year		$1.00			$1.00			$1.00			$1.00			$1.00
Total investment return		0.01%			0.01%			0.02%			0.16%			2.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.01%			0.01%			0.01%			0.18%			2.65%
Net expenses		0.17%			0.17%			0.25%			0.47%			0.68%
Expenses (before waiver / reimbursement)		0.69%			0.71%			0.72%			0.73%			0.71%
Net assets at end of year (in 000's)		$259,119			$373,790			$301,795			$279,766			$372,956
‡														Less than one cent per share.

Financial Highlights

MainStay Money Market Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class B		2012			2011			2010			2009			2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEF	$1.00		$$$	$1.00		$$$	$1.00		$$$	$1.00		$$$	$1.00
Net investment income (loss)		0.00	‡		0.00	‡		0.00	‡		0.00	‡		0.03
Net realized and unrealized gain (loss) on investments		0.00	‡		0.00	‡		0.00	‡		0.00	‡		0.00 ‡
Total from investment operations		0.00	‡		0.00	‡		0.00	‡		0.00	‡		0.03
Less dividends and distributions:
From net investment income		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.03)
Return of capital		—			—			(0.00	)‡		—			—
Total dividends and distributions		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.03)
Net asset value at end of year		$1.00			$1.00			$1.00			$1.00			$1.00
Total investment return		0.01%			0.01%			0.02%			0.12%			2.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.01%			0.01%			0.01%			0.14%			2.54%
Net expenses		0.18%			0.18%			0.25%			0.51%			0.76%
Expenses (before waiver / reimbursement)		0.91%			0.91%			0.94%			0.95%			0.84%
Net assets at end of year (in 000's)		$84,982			$102,908			$118,529			$144,464			$187,237
‡														Less than one cent per share.

		Year ended October 31,
Class C		2012			2011			2010			2009			2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$1.00		$$$	$1.00		$$$	$1.00		$$$	$1.00		$$$	$1.00
Net investment income (loss)		0.00	‡		0.00	‡		0.00	‡		0.00	‡		0.03
Net realized and unrealized gain (loss) on investments		0.00	‡		0.00	‡		0.00	‡		0.00	‡		0.00 ‡
Total from investment operations		0.00	‡		0.00	‡		0.00	‡		0.00	‡		0.03
Less dividends and distributions:
From net investment income		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.03)
Return of capital		—			—			(0.00	)‡		—			—
Total dividends and distributions		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.00	)‡		(0.03)
Net asset value at end of year		$1.00			$1.00			$1.00			$1.00			$1.00
Total investment return		0.01%			0.01%			0.02%			0.12%			2.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.01%			0.01%			0.01%			0.15%			2.51%
Net expenses		0.18%			0.18%			0.25%			0.52%			0.76%
Expenses (before waiver / reimbursement)		0.91%			0.91%			0.94%			0.95%			0.83%
Net assets at end of year (in 000's)		$28,212			$33,898			$27,307			$33,194			$56,458
‡														Less than one cent per share.

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,							February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009	2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$26.05	$$$	$24.95	$$$	$22.09	$$$	$19.41	$25.29
Net investment income (loss) (a)		0.26		0.29		0.30		0.22	0.29
Net realized and unrealized gain (loss) on investments		2.32		1.11		2.86		2.71	(5.82)
Total from investment operations		2.58		1.40		3.16		2.93	(5.53)
Less dividends:
From net investment income		(0.24)		(0.30)		(0.30)		(0.25)	(0.35)
Net asset value at end of period		$28.39		$26.05		$24.95		$22.09	$19.41
Total investment return (b)		9.92%		5.62%		14.37%		15.30%	(22.12	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.94%		1.12%		1.28%		1.11%	1.81	%†
Net expenses		1.39%		1.38%		1.44%		1.48%	1.38	%†
Expenses (before waiver / reimbursement)		1.39%		1.38%		1.44%		1.53%	1.38	%†
Portfolio turnover rate		209	%(d)	221	%(d)	123%		162%	69%
Net assets at end of period (in 000's)		$61,579		$58,345		$59,469		$54,956	$49,971
*		Commencement of operations.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.
(d)		The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$26.03	$$$	$24.94	$$$	$22.09	$$$	$19.41	$$$	$28.42
Net investment income (loss) (a)		0.31		0.34		0.35		0.27		0.46
Net realized and unrealized gain (loss) on investments		2.32		1.10		2.84		2.70		(7.26)
Total from investment operations		2.63		1.44		3.19		2.97		(6.80)
Less dividends and distributions:
From net investment income		(0.29)		(0.35)		(0.34)		(0.29)		(0.46)
From net realized gain on investments		—		—		—		—		(1.75)
Total dividends and distributions		(0.29)		(0.35)		(0.34)		(0.29)		(2.21)
Net asset value at end of year		$28.37		$26.03		$24.94		$22.09		$19.41
Total investment return (b)		10.17%		5.79%		14.54%		15.52%		(25.84)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		1.13%		1.31%		1.47%		1.36%		1.87%
Net expenses		1.20%		1.19%		1.25%		1.27%		1.29%
Expenses (before waiver / reimbursement)		1.20%		1.19%		1.25%		1.31%		1.29%
Portfolio turnover rate		209	%(c)	221	%(c)	123%		162%		69%
Net assets at end of year (in 000's)		$140,585		$133,436		$152,963		$154,728		$173,834
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,
Class B		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEF	$25.97	$$$	$24.87	$$$	$22.02	$$$	$19.35	$$$	$28.34
Net investment income (loss) (a)		0.05		0.10		0.13		0.08		0.26
Net realized and unrealized gain (loss) on investments		2.31		1.10		2.84		2.69		(7.25)
Total from investment operations		2.36		1.20		2.97		2.77		(6.99)
Less dividends and distributions:
From net investment income		(0.03)		(0.10)		(0.12)		(0.10)		(0.25)
From net realized gain on investments		—		—		—		—		(1.75)
Total dividends and distributions		(0.03)		(0.10)		(0.12)		(0.10)		(2.00)
Net asset value at end of year		$28.30		$25.97		$24.87		$22.02		$19.35
Total investment return (b)		9.11%		4.83%		13.50%		14.42%		(26.47)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.19%		0.37%		0.53%		0.39%		1.06%
Net expenses		2.14%		2.13%		2.19%		2.23%		2.10%
Expenses (before waiver / reimbursement)		2.14%		2.13%		2.19%		2.28%		2.10%
Portfolio turnover rate		209	%(c)	221	%(c)	123%		162%		69%
Net assets at end of year (in 000's)		$49,835		$61,438		$70,778		$74,932		$81,144
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

		Year ended October 31,
Class C		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$25.96	$$$	$24.86	$$$	$22.01	$$$	$19.34	$$$	$28.33
Net investment income (loss) (a)		0.05		0.10		0.13		0.08		0.26
Net realized and unrealized gain (loss) on investments		2.31		1.10		2.84		2.69		(7.25)
Total from investment operations		2.36		1.20		2.97		2.77		(6.99)
Less dividends and distributions:
From net investment income		(0.03)		(0.10)		(0.12)		(0.10)		(0.25)
From net realized gain on investments		—		—		—		—		(1.75)
Total dividends and distributions		(0.03)		(0.10)		(0.12)		(0.10)		(2.00)
Net asset value at end of year		$28.29		$25.96		$24.86		$22.01		$19.34
Total investment return (b)		9.11%		4.83%		13.51%		14.43%		(26.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.19%		0.37%		0.53%		0.40%		1.06%
Net expenses		2.14%		2.13%		2.19%		2.23%		2.10%
Expenses (before waiver / reimbursement)		2.14%		2.13%		2.19%		2.28%		2.10%
Portfolio turnover rate		209	%(c)	221	%(c)	123%		162%		69%
Net assets at end of year (in 000's)		$52,876		$56,010		$62,892		$66,407		$79,423
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,
Class I		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$26.08	$$$	$24.99	$$$	$22.12	$$$	$19.44	$$$	$28.47
Net investment income (loss) (a)		0.38		0.41		0.41		0.33		0.55
Net realized and unrealized gain (loss) on investments		2.32		1.10		2.86		2.71		(7.28)
Total from investment operations		2.70		1.51		3.27		3.04		(6.73)
Less dividends and distributions:
From net investment income		(0.36)		(0.42)		(0.40)		(0.36)		(0.55)
From net realized gain on investments		—		—		—		—		(1.75)
Total dividends and distributions		(0.36)		(0.42)		(0.40)		(0.36)		(2.30)
Net asset value at end of year		$28.42		$26.08		$24.99		$22.12		$19.44
Total investment return (b)(c)		10.43%		6.04%		14.90%		15.89%		(25.62)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		1.38%		1.56%		1.73%		1.65%		2.22%
Net expenses		0.95%		0.94%		1.00%		0.96%		0.94%
Expenses (before waiver / reimbursement)		0.95%		0.94%		1.00%		1.06%		1.01%
Portfolio turnover rate		209	%(d)	221	%(d)	123%		162%		69%
Net assets at end of year (in 000's)		$227,707		$208,772		$219,406		$208,393		$199,126
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class I shares are not subject to sales charges.
(d)		The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

		Year ended October 31,
Class R1		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$26.05	$$$	$24.96	$$$	$22.10	$$$	$19.42	$$$	$28.44
Net investment income (loss) (a)		0.35		0.38		0.39		0.30		0.53
Net realized and unrealized gain (loss) on investments		2.32		1.10		2.85		2.72		(7.28)
Total from investment operations		2.67		1.48		3.24		3.02		(6.75)
Less dividends and distributions:
From net investment income		(0.33)		(0.39)		(0.38)		(0.34)		(0.52)
From net realized gain on investments		—		—		—		—		(1.75)
Total dividends and distributions		(0.33)		(0.39)		(0.38)		(0.34)		(2.27)
Net asset value at end of year		$28.39		$26.05		$24.96		$22.10		$19.42
Total investment return (b)(c)		10.33%		5.94%		14.75%		15.80%		(25.69)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		1.28%		1.46%		1.64%		1.53%		2.13%
Net expenses		1.05%		1.04%		1.10%		1.06%		1.04%
Expenses (before waiver / reimbursement)		1.05%		1.04%		1.10%		1.16%		1.11%
Portfolio turnover rate		209	%(d)	221	%(d)	123%		162%		69%
Net assets at end of year (in 000's)		$9,441		$20,337		$19,660		$31,039		$25,038
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class R1 shares are not subject to sales charges.
(d)		The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

		Year ended October 31,
Class R2		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$26.03	$$$	$24.94	$$$	$22.08	$$$	$19.41	$$$	$28.42
Net investment income (loss) (a)		0.28		0.31		0.33		0.26		0.46
Net realized and unrealized gain (loss) on investments		2.33		1.10		2.85		2.70		(7.26)
Total from investment operations		2.61		1.41		3.18		2.96		(6.80)
Less dividends and distributions:
From net investment income		(0.27)		(0.32)		(0.32)		(0.29)		(0.46)
From net realized gain on investments		—		—		—		—		(1.75)
Total dividends and distributions		(0.27)		(0.32)		(0.32)		(0.29)		(2.21)
Net asset value at end of year		$28.37		$26.03		$24.94		$22.08		$19.41
Total investment return (b)(c)		10.06%		5.68%		14.47%		15.45%		(25.86)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		1.03%		1.21%		1.38%		1.30%		1.87%
Net expenses		1.30%		1.29%		1.35%		1.31%		1.29%
Expenses (before waiver / reimbursement)		1.30%		1.29%		1.35%		1.41%		1.36%
Portfolio turnover rate		209	%(d)	221	%(d)	123%		162%		69%
Net assets at end of year (in 000's)		$45,799		$41,344		$41,429		$60,425		$54,849
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class R2 shares are not subject to sales charges.
(d)		The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

		Year ended October 31,
Class R3		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$26.03	$$$	$24.93	$$$	$22.08	$$$	$19.41	$$$	$28.41
Net investment income (loss) (a)		0.21		0.24		0.27		0.20		0.40
Net realized and unrealized gain (loss) on investments		2.32		1.12		2.84		2.71		(7.26)
Total from investment operations		2.53		1.36		3.11		2.91		(6.86)
Less dividends and distributions:
From net investment income		(0.20)		(0.26)		(0.26)		(0.24)		(0.39)
From net realized gain on investments		—		—		—		—		(1.75)
Total dividends and distributions		(0.20)		(0.26)		(0.26)		(0.24)		(2.14)
Net asset value at end of year		$28.36		$26.03		$24.93		$22.08		$19.41
Total investment return (b)(c)		9.76%		5.47%		14.16%		15.17%		(26.02)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.77%		0.92%		1.12%		0.98%		1.62%
Net expenses		1.55%		1.54%		1.59%		1.56%		1.54%
Expenses (before waiver / reimbursement)		1.55%		1.54%		1.59%		1.65%		1.61%
Portfolio turnover rate		209	%(d)	221	%(d)	123%		162%		69%
Net assets at end of year (in 000's)		$329		$234		$168		$88		$45
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class R3 shares are not subject to sales charges.
(d)		The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

Financial Highlights

MainStay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,							February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009	2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$15.11	$$$	$15.12	$$$	$13.02	$$$	$10.16	$15.00
Net investment income (loss) (a)		0.26		0.30		0.32		0.35	0.16
Net realized and unrealized gain (loss) on investments		0.47		(0.02)		2.10		2.82	(4.85)
Total from investment operations		0.73		0.28		2.42		3.17	(4.69)
Less dividends and distributions:
From net investment income		(0.28)		(0.29)		(0.32)		(0.31)	(0.15)
From net realized gain on investments		(0.77)		—		—		—	—
Total dividends and distributions		(1.05)		(0.29)		(0.32)		(0.31)	(0.15)
Net asset value at end of period		$14.79		$15.11		$15.12		$13.02	$10.16
Total investment return (b)		5.07%		1.98%		18.78%		31.77%	(31.51	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		1.74%		1.89%		2.25%		3.16%	1.69	%†
Net expenses		1.22%		1.19%		1.28%		1.30%	1.28	%†
Expenses (before waiver / reimbursement)		1.22%		1.19%		1.28%		1.43%	1.34	%†
Portfolio turnover rate		61%		80%		80%		68%	103%
Net assets at end of period (in 000's)		$80,378		$85,747		$86,301		$78,734	$61,439
*		Commencement of operations.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$15.12	$$$	$15.13	$$$	$13.03	$$$	$10.16	$$$	$17.18
Net investment income (loss) (a)		0.29		0.33		0.35		0.38		0.23
Net realized and unrealized gain (loss) on investments		0.46		(0.02)		2.10		2.82		(5.74)
Total from investment operations		0.75		0.31		2.45		3.20		(5.51)
Less dividends and distributions:
From net investment income		(0.31)		(0.32)		(0.35)		(0.33)		(0.23)
From net realized gain on investments		(0.77)		—		—		—		(1.28)
Total dividends and distributions		(1.08)		(0.32)		(0.35)		(0.33)		(1.51)
Net asset value at end of year		$14.79		$15.12		$15.13		$13.03		$10.16
Total investment return (b)		5.30%		2.13%		19.05%		32.11%		(35.00)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		1.96%		2.08%		2.48%		3.34%		1.57%
Net expenses		1.00%		0.99%		1.05%		1.10%		1.13%
Expenses (before waiver / reimbursement)		1.00%		0.99%		1.05%		1.15%		1.13%
Portfolio turnover rate		61%		80%		80%		68%		103%
Net assets at end of year (in 000's)		$317,267		$367,398		$367,972		$355,311		$217,028
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

Financial Highlights

MainStay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class B		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEF	$15.15	$$$	$15.16	$$$	$13.05	$$$	$10.18	$$$	$17.21
Net investment income (loss) (a)		0.15		0.18		0.21		0.27		0.11
Net realized and unrealized gain (loss) on investments		0.47		(0.02)		2.11		2.83		(5.75)
Total from investment operations		0.62		0.16		2.32		3.10		(5.64)
Less dividends and distributions:
From net investment income		(0.16)		(0.17)		(0.21)		(0.23)		(0.11)
From net realized gain on investments		(0.77)		—		—		—		(1.28)
Total dividends and distributions		(0.93)		(0.17)		(0.21)		(0.23)		(1.39)
Net asset value at end of year		$14.84		$15.15		$15.16		$13.05		$10.18
Total investment return (b)		4.31%		1.19%		17.93%		30.83%		(35.55)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.99%		1.13%		1.51%		2.42%		0.72%
Net expenses		1.97%		1.94%		2.03%		2.05%		1.98%
Expenses (before waiver / reimbursement)		1.97%		1.94%		2.03%		2.19%		2.01%
Portfolio turnover rate		61%		80%		80%		68%		103%
Net assets at end of year (in 000's)		$33,103		$43,420		$54,646		$59,041		$59,071
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

		Year ended October 31,
Class C		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$15.14	$$$	$15.15	$$$	$13.04	$$$	$10.18	$$$	$17.20
Net investment income (loss) (a)		0.15		0.18		0.21		0.27		0.11
Net realized and unrealized gain (loss) on investments		0.46		(0.02)		2.11		2.82		(5.74)
Total from investment operations		0.61		0.16		2.32		3.09		(5.63)
Less dividends and distributions:
From net investment income		(0.16)		(0.17)		(0.21)		(0.23)		(0.11)
From net realized gain on investments		(0.77)		—		—		—		(1.28)
Total dividends and distributions		(0.93)		(0.17)		(0.21)		(0.23)		(1.39)
Net asset value at end of year		$14.82		$15.14		$15.15		$13.04		$10.18
Total investment return (b)		4.24%		1.20%		17.94%		30.73%		(35.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		0.98%		1.13%		1.49%		2.39%		0.75%
Net expenses		1.97%		1.94%		2.03%		2.05%		2.00%
Expenses (before waiver / reimbursement)		1.97%		1.94%		2.03%		2.18%		2.04%
Portfolio turnover rate		61%		80%		80%		68%		103%
Net assets at end of year (in 000's)		$75,372		$90,273		$90,474		$72,563		$40,498
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

Financial Highlights

MainStay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,					November 28, 2008* through October 31,
Class I		2012		2011		2010	2009
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$15.13	$$$	$15.15	$$$	$13.04	$9.55
Net investment income (loss) (a)		0.33		0.38		0.38	0.38
Net realized and unrealized gain (loss) on investments		0.47		(0.04)		2.12	3.44
Total from investment operations		0.80		0.34		2.50	3.82
Less dividends and distributions:
From net investment income		(0.35)		(0.36)		(0.39)	(0.33)
From net realized gain on investments		(0.77)		—		—	—
Total dividends and distributions		(1.12)		(0.36)		(0.39)	(0.33)
Net asset value at end of period		$14.81		$15.13		$15.15	$13.04
Total investment return (b)(c)		5.56%		2.39%		19.41%	40.46	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		2.21%		2.33%		2.66%	3.33	%†
Net expenses		0.75%		0.74%		0.80%	0.86	%†
Expenses (before waiver / reimbursement)		0.75%		0.74%		0.80%	0.89	%†
Portfolio turnover rate		61%		80%		80%	68%
Net assets at end of period (in 000's)		$180,257		$242,147		$206,563	$64,931
*		Commencement of operations.
†		Annualized.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class I shares are not subject to sales charges.
(d)		Total investment return is not annualized.
(e)		Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,								February 28, 2008* through October 31,
Investor Class		2012		2011		2010		2009		2008
Net asset value at beginning of period	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$15.93	$$$	$15.58	$$$	$13.89	$$$	$12.58		$16.50
Net investment income (loss) (a)		0.62		0.60		0.59		0.30		0.19
Net realized and unrealized gain (loss) on investments		1.39		0.37		1.81		1.36		(3.89)
Net realized and unrealized gain (loss) on foreign currency transactions		0.14		(0.05)		(0.16)		0.00 ‡		0.01
Total from investment operations		2.15		0.92		2.24		1.66		(3.69)
Less dividends:
From net investment income		(0.62)		(0.57)		(0.55)		(0.35)		(0.23)
Net asset value at end of period		$17.46		$15.93		$15.58		$13.89		$12.58
Total investment return (b)		13.72%		5.92%		16.39%		13.57%		(22.65	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		3.73%		3.73%		4.02%		2.40%		1.84	%†
Net expenses		1.37%		1.40%		1.50%		1.40%		1.29	%†
Expenses (before waiver / reimbursement)		1.37%		1.40%		1.50%		1.72%		1.50	%†
Portfolio turnover rate		25%		33%		76%		182	%(d)	101	%(d)
Net assets at end of period (in 000's)		$160,758		$163,168		$170,852		$161,824		$136,858
*		Commencement of operations.
†		Annualized.
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Total investment return is not annualized.
(d)		The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

		Year ended October 31,
Class A		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$15.92	$$$	$15.58	$$$	$13.88	$$$	$12.57	$$$	$20.10
Net investment income (loss) (a)		0.67		0.66		0.64		0.33		0.32
Net realized and unrealized gain (loss) on investments		1.40		0.35		1.82		1.36		(5.27)
Net realized and unrealized gain (loss) on foreign currency transactions		0.14		(0.05)		(0.16)		0.00 ‡		0.01
Total from investment operations		2.21		0.96		2.30		1.69		(4.94)
Less dividends and distributions:
From net investment income		(0.67)		(0.62)		(0.60)		(0.38)		(0.32)
From net realized gain on investments		—		—		—		—		(2.27)
Total dividends and distributions		(0.67)		(0.62)		(0.60)		(0.38)		(2.59)
Net asset value at end of year		$17.46		$15.92		$15.58		$13.88		$12.57
Total investment return (b)		14.16%		6.21%		16.80%		13.82%		(27.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.03%		4.05%		4.37%		2.60%		1.93%
Net expenses		1.06%		1.08%		1.15%		1.20%		1.18%
Expenses (before waiver / reimbursement)		1.06%		1.08%		1.15%		1.23%		1.26%
Portfolio turnover rate		25%		33%		76%		182	%(c)	101	%(c)
Net assets at end of year (in 000's)		$292,603		$242,939		$239,564		$222,648		$185,491
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class B		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEF	$15.99	$$$	$15.64	$$$	$13.93	$$$	$12.61	$$$	$20.15
Net investment income (loss) (a)		0.50		0.49		0.48		0.21		0.18
Net realized and unrealized gain (loss) on investments		1.40		0.35		1.84		1.35		(5.28)
Net realized and unrealized gain (loss) on foreign currency transactions		0.14		(0.05)		(0.17)		0.00 ‡		0.01
Total from investment operations		2.04		0.79		2.15		1.56		(5.09)
Less dividends and distributions:
From net investment income		(0.49)		(0.44)		(0.44)		(0.24)		(0.18)
From net realized gain on investments		—		—		—		—		(2.27)
Total dividends and distributions		(0.49)		(0.44)		(0.44)		(0.24)		(2.45)
Net asset value at end of year		$17.54		$15.99		$15.64		$13.93		$12.61
Total investment return (b)		12.87%		5.14%		15.53%		12.77%		(28.53)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		2.99%		2.98%		3.25%		1.65%		1.12%
Net expenses		2.12%		2.15%		2.24%		2.14%		1.99%
Expenses (before waiver / reimbursement)		2.12%		2.15%		2.24%		2.47%		2.15%
Portfolio turnover rate		25%		33%		76%		182	%(c)	101	%(c)
Net assets at end of year (in 000's)		$51,233		$59,225		$71,239		$79,742		$76,420
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the year.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

		Year ended October 31,
Class C		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$15.97	$$$	$15.62	$$$	$13.92	$$$	$12.59	$$$	$20.12
Net investment income (loss) (a)		0.49		0.48		0.48		0.22		0.18
Net realized and unrealized gain (loss) on investments		1.41		0.36		1.82		1.35		(5.27)
Net realized and unrealized gain (loss) on foreign currency transactions		0.14		(0.05)		(0.16)		0.00 ‡		0.01
Total from investment operations		2.04		0.79		2.14		1.57		(5.08)
Less dividends and distributions:
From net investment income		(0.49)		(0.44)		(0.44)		(0.24)		(0.18)
From net realized gain on investments		—		—		—		—		(2.27)
Total dividends and distributions		(0.49)		(0.44)		(0.44)		(0.24)		(2.45)
Net asset value at end of year		$17.52		$15.97		$15.62		$13.92		$12.59
Total investment return (b)		12.96%		5.08%		15.55%		12.69%		(28.47)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		2.88%		2.98%		3.27%		1.67%		1.12%
Net expenses		2.12%		2.15%		2.24%		2.17%		1.99%
Expenses (before waiver / reimbursement)		2.12%		2.15%		2.24%		2.47%		2.15%
Portfolio turnover rate		25%		33%		76%		182	%(c)	101	%(c)
Net assets at end of year (in 000's)		$22,444		$10,899		$10,312		$9,622		$1,563
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

		Year ended October 31,
Class I		2012		2011		2010		2009		2008
Net asset value at beginning of year	ABCDEFGHIJKLMOPQRSTUVWYZABCDEFGHIJ	$16.02	$$$	$15.67	$$$	$13.97	$$$	$12.65	$$$	$20.25
Net investment income (loss) (a)		0.72		0.70		0.68		0.77		0.37
Net realized and unrealized gain (loss) on investments		1.40		0.36		1.82		0.97		(5.33)
Net realized and unrealized gain (loss) on foreign currency transactions		0.14		(0.05)		(0.16)		0.00 ‡		0.01
Total from investment operations		2.26		1.01		2.34		1.74		(4.95)
Less dividends and distributions:
From net investment income		(0.71)		(0.66)		(0.64)		(0.42)		(0.38)
From net realized gain on investments		—		—		—		—		(2.27)
Total dividends and distributions		(0.71)		(0.66)		(0.64)		(0.42)		(2.65)
Net asset value at end of year		$17.57		$16.02		$15.67		$13.97		$12.65
Total investment return (b)(c)		14.41%		6.50%		17.07%		14.14%		(27.60)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)		4.28%		4.30%		4.60%		3.74%		2.31%
Net expenses		0.81%		0.83%		0.89%		0.97%		0.79%
Expenses (before waiver / reimbursement)		0.81%		0.83%		0.89%		0.97%		0.97%
Portfolio turnover rate		25%		33%		76%		182	%(d)	101	%(d)
Net assets at end of year (in 000's)		$204,611		$164,317		$164,393		$189,333		$43
‡		Less than one cent per share.
(a)		Per share data based on average shares outstanding during the period.
(b)		Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)		Class I shares are not subject to sales charges.
(d)		The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

Appendix A – Taxable Equivalent Yield Table

Taxable Equivalent Yield Table 1, 2

If your federal marginal income tax rate is equal to	a tax-free yield of
	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%
	would equal a taxable yield of
15.00%	4.12%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%
25.00%	4.67%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%
28.00%	4.86%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%
33.00%	5.22%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%
35.00%	5.38%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%
39.60%	5.79%	6.62%	7.45%	8.28%	9.11%	9.93%	10.76%	11.59%

1. This table reflects application of the regular federal income tax only and does not reflect the Medicare tax. Very generally, the Medicare tax is an additional 3.8% tax imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s income exceeds certain threshold amounts. Other taxes (including the Medicare tax) may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

2. This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the SAI do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semi-Annual Reports for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, mainstayinvestments.com/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Comission (“SEC”).

ANNUAL/SEMI-ANNUAL REPORTS

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or semi-annual period.

TO OBTAIN INFORMATION

More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-22321 (MainStay Funds Trust)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

(NYLIM) NL IB MS01b-02/13

ECLIPSE FUNDS INC., MAINSTAY FUNDS TRUST AND THE MAINSTAY FUNDS

February 28, 2013

STATEMENT OF ADDITIONAL INFORMATION

	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3
MAINSTAY FUNDS
MainStay Common Stock Fund	MSOAX	MCSSX	MOPBX	MGOCX	MSOIX	--	MSORX	--
MainStay Convertible Fund	MCOAX	MCINX	MCSVX	MCCVX	MCNVX	--	--	--
MainStay Global High Income Fund	MGHAX	MGHHX	MGHBX	MHYCX	MGHIX	--	--	--
MainStay Government Fund	MGVAX	MGVNX	MCSGX	MGVCX	MGOIX	--	--	--
MainStay High Yield Corporate Bond Fund	MHCAX	MHHIX	MKHCX	MYHCX	MHYIX	MHHRX	MHYRX	--
MainStay Income Builder Fund	MTRAX	MTINX	MKTRX	MCTRX	MTOIX	--	--	--
MainStay International Equity Fund	MSEAX	MINNX	MINEX	MIECX	MSIIX	MIERX	MIRRX	MIFRX
MainStay Large Cap Growth Fund[1]	MLAAX	MLINX	MLABX	MLACX	MLAIX	MLRRX	MLRTX	MLGRX
MainStay MAP Fund	MAPAX	MSMIX	MAPBX	MMPCX	MUBFX	MAPRX	MPRRX	MMAPX
MainStay Money Market Fund	MMAXX	MKTXX	MKMXX	MSCXX	--	--	--	--
MainStay Tax Free Bond Fund	MTBAX	MKINX	MKTBX	MTFCX	MTBIX	--	--	--
MainStay Unconstrained Bond Fund[2]	MASAX	MSYDX	MASBX	MSICX	MSDIX	--	--	--
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	MYHAX	MYHNX	--	MYHYX	MYHIX	--	--	--
MAINSTAY FUNDS TRUST
MainStay Balanced Fund[3]	MBNAX	MBINX	MBNBX	MBACX	MBAIX	MBNRX	MBCRX	MBDRX
MainStay California Tax Free Opportunities Fund	MSCAX	MSCVX	--	MSCCX	MCOIX	--	--	--
MainStay Conservative Allocation Fund	MCKAX	MCKNX	MCKBX	MCKCX	MCKIX	--	--	--
MainStay Epoch Global Choice Fund	EPAPX	EPAIX	--	EPAKX	EPACX	--	--	--
MainStay Epoch Global Equity Yield Fund	EPSPX	EPSIX	--	EPSKX	EPSYX	--	--	--
MainStay Epoch International Small Cap Fund	EPIPX	EPIIX	--	EPIKX	EPIEX	--	--	--
MainStay Epoch U.S. All Cap Fund	MAAAX	MAWNX	MAWBX	MAWCX	MATIX	--	--	--
MainStay Epoch U.S. Equity Yield Fund[4]	EPLPX	EPLIX	--	EPLKX	EPLCX	--	--	--
MainStay Floating Rate Fund	MXFAX	MXFNX	MXFBX	MXFCX	MXFIX	--	--	--
MainStay Growth Allocation Fund	MGXAX	MGXNX	MGXBX	MGXCX	MGXIX	--	--	--
MainStay High Yield Municipal Bond Fund	MMHAX	MMHVX	--	MMHDX	MMHIX	--	--	--
MainStay High Yield Opportunities Fund[5]	--	--	--	--	--	--	--	--
MainStay ICAP Equity Fund	ICAUX	ICANX	--	ICAVX	ICAEX	ICAWX	ICAYX	ICAZX
MainStay ICAP Global Fund	ICGLX	ICGNX	--	ICGCX	ICGRX	--	--	--
MainStay ICAP International Fund	ICEVX	ICELX	--	ICEWX	ICEUX	ICETX	ICEYX	ICEZX
MainStay ICAP Select Equity Fund	ICSRX	ICSOX	ICSQX	ICSVX	ICSLX	ICSWX	ICSYX	ICSZX
MainStay Indexed Bond Fund	MIXAX	MIXNX	--	--	MIXIX	--	--	--
MainStay Intermediate Term Bond Fund	MTMAX	MTMNX	MTMBX	MTMCX	MTMIX	MTMRX	MTRTX	--
MainStay International Opportunities Fund[6]	MYITX	MYINX	--	MYICX	MYIIX	--	--	--

MainStay Moderate Allocation Fund	MMRAX	MMRDX	MMRBX	MMRCX	MMRIX	--	--	--
MainStay Moderate Growth Allocation Fund	MGDAX	MGDNX	MGDBX	MGDCX	MGDIX	--	--	--
MainStay New York Tax Free Opportunities Fund	MNOAX	MNOVX	--	MNOCX	MNOIX	--	--	--
MainStay Retirement 2010 Fund	MYRAX	MYRDX	--	--	MYRIX	MYRRX	MYRWX	MYREX
MainStay Retirement 2020 Fund	MYROX	MYRYX	--	--	MYRTX	MYRUX	MYRVX	MYRZX
MainStay Retirement 2030 Fund	MRTTX	MRTFX	--	--	MRTIX	MRTOX	MRTUX	MRTVX
MainStay Retirement 2040 Fund	MSRTX	MSRUX	--	--	MSRYX	MSREX	MSRQX	MSRZX
MainStay Retirement 2050 Fund	MSRLX	MSRVX	--	--	MSRMX	MSROX	MSRPX	MSRWX
MainStay S&P 500 Index Fund	MSXAX	MYSPX	--	--	MSPIX	--	--	--
MainStay Short Duration High Yield Fund	MDHAX	MDHVX	--	MDHCX	MDHIX	--	MDHRX	--
MainStay Short Term Bond Fund	MSTAX	MYTBX	--	--	MSTIX	--	--	--
MainStay U.S. Equity Opportunities Fund[7]	MYCTX	MYCNX	--	MYCCX	MYCIX	--	--	--
MainStay U.S. Small Cap Fund[3]	MOPAX	MOINX	MOTBX	MOPCX	MOPIX	MOPRX	MOTRX	--

1  Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2  Effective February 28, 2013, the MainStay Flexible Bond Opportunities Fund changed its name to MainStay Unconstrained Bond Fund.

3  Effective May 25, 2012, MainStay Balanced Fund and MainStay U.S. Small Cap Fund, each a series of Eclipse Funds (the “Predecessor Funds”), following the approval of each Predecessor Fund’s shareholders at meetings held on May 21, 2012, merged into MainStay Balanced Fund and MainStay U.S. Small Cap Fund, respectively, each a newly organized series of MainStay Funds Trust (the “Reorganizations”). Upon completion of the Reorganizations, the respective share classes of each Fund succeeded to the accounting and performance histories of the corresponding Predecessor Fund. Any such historical information provided for MainStay Balanced Fund or MainStay U.S. Small Cap Fund that relates to periods prior to May 25, 2012, therefore, is that of the corresponding Predecessor Fund.

4  Effective September 17, 2012, the MainStay Epoch U.S. Equity Fund changed its name to MainStay Epoch U.S. Equity Yield Fund.

5  MainStay High Yield Opportunities Fund was created as a "shell" series of MainStay Funds Trust ("High Yield Opportunities Shell Series"), into which the MainStay High Yield Opportunities Fund, a series of Eclipse Funds Inc. with the same name, is expected to reorganize at a later date ("Reorganization"). It is expected that upon the Reorganization, the High Yield Opportunities Shell Series will succeed to the performance and accounting histories of the MainStay High Yield Opportunities Fund. Until further notice, the High Yield Opportunities Shell Series is not offered for sale.

6  Effective February 28, 2013, the MainStay 130/30 International Fund changed its name to MainStay International Opportunities Fund.

7  Effective February 28, 2013, the MainStay 130/30 Core Fund changed its name to MainStay U.S. Equity Opportunities Fund.

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the Prospectuses dated February 28, 2013, as amended from time to time, (the "Prospectuses") for the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 of certain separate investment series of The MainStay Funds, a Massachusetts business trust (the "MainStay Funds"), Eclipse Funds Inc. a Maryland corporation, and MainStay Funds Trust, a Delaware statutory trust, as amended or supplemented from time to time. The MainStay Funds, Eclipse Funds Inc. and MainStay Funds Trust may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the MainStay Group of Funds may be referred to individually as a "Fund" and collectively as the "Funds." This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 800-MAINSTAY (624-6782).

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the MainStay Funds or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectuses do not constitute an offer by the MainStay Funds or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("Transfer Agent" or "NYLIM Service Company"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.

The financial statements of each of the Funds, including the Financial Highlights for the fiscal year ended October 31, 2012, as presented in the 2012 Annual Reports to Shareholders and the reports of KPMG LLP, the Funds' independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available, without charge, by calling toll-free 800-MAINSTAY (624-6782).

MS14-02/13

THE MAINSTAY GROUP OF FUNDS

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended.

Shares of MainStay Funds are currently offered in 12 separate series. Each Fund, other than MainStay Global High Income Fund, is a diversified fund, as defined by the Investment Company Act of 1940, as amended ("1940 Act").

MainStay Common Stock Fund MainStay Convertible Fund MainStay Global High Income Fund MainStay Government Fund MainStay High Yield Corporate Bond Fund MainStay Income Builder Fund	MainStay International Equity Fund MainStay Large Cap Growth Fund1 MainStay MAP Fund MainStay Money Market Fund MainStay Tax Free Bond Fund MainStay Unconstrained Bond Fund

1 Effective January 13, 2012, the Fund closed to new investors with certain exceptions. Please see the Prospectus for additional information.

Eclipse Funds Inc.

Eclipse Funds Inc. is an open-end management investment company (or mutual fund), organized as a Maryland corporation by Articles of Incorporation dated September 21, 1990, as amended. Shares of Eclipse Funds Inc. are currently offered in 1 series, MainStay High Yield Opportunities Fund.

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust by an Agreement and Declaration of Trust dated April 8, 2009, as amended. Shares of MainStay Funds Trust are currently offered in 34 separate series. When formed, the MainStay ICAP Select Equity Fund and MainStay Floating Rate Fund were respectively classified as "non-diversified" funds as defined in the 1940 Act. However, due to each Fund's principal investment strategy and investment process, each has historically operated as a "diversified" fund. Therefore, these Funds will not operate as "non-diversified" funds without first obtaining shareholder approval. The MainStay Cornerstone Growth Fund and MainStay Marketfield Fund are not covered by this SAI.

MainStay Balanced Fund

MainStay California Tax Free Opportunities Fund

MainStay Conservative Allocation Fund

MainStay Cornerstone Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund[1]

MainStay ICAP Equity Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay ICAP Select Equity Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay International Opportunities Fund

MainStay Marketfield Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay New York Tax Free Opportunities Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay S&P 500 Index Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

1 Until further notice, this series is not offered for sale.

Effective May 25, 2012, MainStay Balanced Fund and MainStay U.S. Small Cap Fund, each a series of Eclipse Funds, merged into corresponding "shell" series of MainStay Funds Trust. These reorganizations were approved by shareholders at a meeting held on May 21, 2012. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor fund. Any such historical information provided for a fund that was a series of Eclipse Funds that relates to the periods prior to May 25, 2012, therefore, is that of the corresponding predecessor fund.

The financial highlights contained in the MainStay Equity Funds Prospectus for MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund (the "MainStay Epoch Funds") reflect the historical financial highlights of the Epoch U.S. Large Cap Equity Fund, Epoch U.S. All Cap Equity Fund, Epoch Global Equity Shareholder Yield Fund and Epoch International Small Cap Fund, series of The World Funds, Inc. (the "Epoch Funds"), respectively. Upon completion of the reorganizations of the Epoch Funds with and into the MainStay Epoch Funds, which were approved by shareholders on October 30, 2009, and which took place on November 13, 2009 (the "Epoch Fund Reorganizations"), the Class A and Class I shares of the MainStay Epoch Funds assumed the performance, financial and other historical information of Class P shares and Institutional shares of the Epoch Funds, respectively.

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General

The Boards of Directors/Trustees of the MainStay Funds, Eclipse Funds Inc. and MainStay Funds Trust may be referred to as the "Trustees," and collectively referred to as the "Board" or the "Board Members." The Funds are authorized to offer shares in one or more of the following classes: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each Fund may offer one or more of these share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Funds and has entered into subadvisory agreements with the following subadvisors to manage the day-to-day operations of certain Funds:

Subadvisor	Fund Name
Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”)[1]

MainStay Funds

MainStay Common Stock Fund

MainStay Funds Trust

MainStay Balanced Fund (equity portion)

MainStay International Equity Fund

MainStay International Opportunities Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

Epoch Investment Partners, Inc. ("Epoch")

MainStay Funds

MainStay Income Builder Fund (equity portion)

MainStay Funds Trust

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay U.S. Small Cap Fund

Institutional Capital LLC ("ICAP")	MainStay Funds MainStay MAP Fund (equity portion) MainStay Funds Trust MainStay ICAP Equity Fund MainStay ICAP Global Fund MainStay ICAP International Fund MainStay ICAP Select Equity Fund
MacKay Shields LLC ("MacKay Shields")

MainStay Funds

MainStay Convertible Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Income Builder Fund (fixed-income portion)

MainStay Tax Free Bond Fund

MainStay Unconstrained Bond Fund

Eclipse Funds Inc.

MainStay High Yield Opportunities Fund

MainStay Funds Trust

MainStay High Yield Municipal Bond Fund

MainStay Intermediate Term Bond Fund

MainStay New York Tax Free Opportunities Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

Markston International LLC ("Markston")	MainStay Funds MainStay MAP Fund (portion)
Winslow Capital Management LLC ("Winslow Capital")	MainStay Funds MainStay Large Cap Growth Fund[2]

1 Effective January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.

2 Effective January 13, 2012, the Fund closed to new investors with certain exceptions. Please see the Prospectus for additional information.

Collectively, these agreements are referred to as the "Subadvisory Agreements." Cornerstone Holdings, Epoch, ICAP, MacKay Shields, Markston and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Cornerstone Holdings, ICAP and MacKay Shields are affiliates of New York Life Investments.

2

Additional Information About Certain Funds

The Prospectuses discuss the principal investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which certain Funds may invest, the investment policies and portfolio strategies that certain Funds may utilize, and certain risks involved with those investment policies and strategies. For more information regarding the usage of certain securities and other instruments, see "Investment Practices, Instruments and Risks Common to Multiple Funds."

THE MAINSTAY FUNDS

MainStay Global High Income Fund

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

MainStay Government Fund

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration. U.S. government securities also include corporate debt guaranteed by the U.S. government in accordance with the Temporary Liquidity Guarantee Program ("TLGP").

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

MainStay High Yield Corporate Bond Fund

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

The Subadvisor seeks to reduce risk through diversification and credit analysis. Investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.

MainStay Income Builder Fund

The Fund may invest in common stocks, preferred stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities that it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisors.

Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever a Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps, including credit default swaps.

MainStay International Equity Fund

In making investments for the Fund, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital. The investment discipline is biased towards owning quality companies with what the Subadvisor considers a strong potential for creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior

3

risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

The Fund may invest in depositary receipts.

MainStay Money Market Fund

The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio. All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's holdings may not exceed 60 days. The dollar-weighted average life to maturity of the Fund's holdings may not exceed 120 days.

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Fund and the reasons for such actions.

With respect to 3% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second highest ratings category for short-term debt obligations. The Fund may not invest more than 0.5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the second highest ratings category for short-term debt obligations. The Fund will only invest in securities that are in the second highest ratings category for short-term debt obligations that have a remaining maturity of 45 days or less.

The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities (other than U.S. government securities or securities subject to certain guarantee obligations) of any one issuer that are in the highest rating category ("First Tier"), except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three (3) business days after the purchase of First Tier securities of any one issuer.

The Fund may not acquire any illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities. In addition, the Fund may not acquire any security other than: (i) a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets; and (ii) a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. "Daily liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; or (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. "Weekly liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five (5) business days.

The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, tend to lower the yield on the Fund's shares. The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a remaining maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

MainStay Tax Free Bond Fund

The Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

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Municipal bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade municipal bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund will not engage in arbitrage transactions.

The Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities to no more than 10% of the value of its net assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

The Fund may invest in shares of closed-end investment companies to the extent permitted by the 1940 Act.

MainStay Unconstrained Bond Fund

In managing the Fund, the Subadvisor conducts a continuing review of global interest rates, yields and other information derived from a database it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

In making investment decisions with respect to duration and/or maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average duration of the portfolio in accordance with its judgment based on the research and other methods described above.

In seeking to maximize long-term total return, capital appreciation may be sought by lengthening the duration of the portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, net asset value (“NAV”) and potential capital gains could decrease, or the potential loss could increase.

The Fund's investment in equity securities may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. Beneficial interests in a trust are commonly issued as preferred stock but may also be issued as other types of instruments.

In making investments in foreign securities, including emerging markets, the Subadvisor will determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and quality of individual issuers.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps, including credit default swaps.

Generally, the average duration of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar weighted average duration of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

MAINSTAY FUNDS TRUST

MainStay Asset Allocation Funds and MainStay Target Date Funds

The "MainStay Asset Allocation Funds," consisting of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund, along with the "Mainstay Target Date Funds," consisting of the MainStay

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Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (collectively referred to as the "MainStay Funds of Funds") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of MainStay Funds Trust, Eclipse Funds Inc., The MainStay Funds, and, with respect to the MainStay Target Date Funds, certain unaffiliated investment companies. The series in which the MainStay Funds of Funds invest may be referred to in this SAI as the "Underlying Funds." Most of the Underlying Funds currently are advised by New York Life Investments and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay Funds of Funds. The MainStay Asset Allocation Funds do not currently invest in Underlying Funds that are not "affiliates" of or within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. The MainStay Target Date Funds will normally invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds, including exchange traded funds, in order to gain exposure to asset classes not currently offered by the MainStay Group of Funds.

By investing in the Underlying Funds, the MainStay Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled "Investment Practices, Instruments and Risks Common to Multiple Funds," depending upon how their assets are allocated among the Underlying Funds. The MainStay Funds of Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described in the Underlying Funds' current Prospectuses and SAI, which for the affiliated Underlying Funds are available upon request, free of charge, by calling us toll-free at 800-MAINSTAY (624-6782) or on the internet at mainstayinvestments.com.

The MainStay Funds of Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(2) securities, and reverse repurchase agreements. These securities are described later in this section. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds, although the MainStay Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below.

MainStay Balanced Fund

The Fund has adopted as a fundamental policy that it will be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowings in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

The equity component of the Fund's investment portfolio will generally be invested in mid-capitalization, value oriented stocks, but also will be invested in large-capitalization, value oriented stocks. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

MainStay Floating Rate Fund

In addition to the investments discussed in the Prospectus, the Fund may invest in common stocks, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

MainStay High Yield Municipal Bond Fund

The Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold higher quality Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities.

Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund will not engage in arbitrage transactions.

The Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in privately negotiated loans to no more than 10% of the value of its net assets. Because an

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active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

The Fund may invest in shares of closed-end investment companies to the extent permitted by the 1940 Act.

MainStay Indexed Bond Fund

The Fund invests primarily in a representative sample of securities with characteristics similar to securities in the Fund's primary benchmark index. Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. The Manager believes the indexing approach is an effective method of simulating percentage changes in the Fund's benchmark index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets.

The Manager may affect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

MainStay Intermediate Term Bond Fund

The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

MainStay S&P 500 Index Fund

The weightings of stocks in the S&P 500® Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Subadvisor seeks to provide investment results that mirror the performance of the Index. The Subadvisor attempts to achieve this objective by investing in the stocks in the Index in the same proportion as their representation in the Index.

Special Considerations for the MainStay S&P 500 Index Fund. "Standard & Poor's," "S&P 500®," "S&P®," “S&P,” "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of New York Life Investments, the Fund's Manager. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the Fund. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund, or in the determination or calculation of the equation by which the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the Fund, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

MainStay Short Term Bond Fund

The Fund may invest up to 20% of total assets in securities denominated in foreign currencies, but does not currently contemplate doing so. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities. The Fund may also invest in foreign corporations.

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In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund

None of these Funds will invest more than 5% of their net assets in any one of the following types of investments:

• investment grade debt securities; and

• non-investment grade debt securities (commonly referred to as "junk bonds").

In addition:

• cash equivalents must be rated at least Prime-1 by Moody's Investor Services, Inc. (“Moody’s”), A-1 or higher by S&P, F-1 or higher by Fitch Ratings or unrated securities of comparable quality as determined by ICAP;

• MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund may not enter into foreign currency forward contracts.

FUNDAMENTAL INVESTMENT RESTRICTIONS - GENERAL

The investment restrictions for each of the Funds as set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses and this SAI, the Funds' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the Prospectuses apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

For purposes of applying each Fund's policies with respect to being a "diversified company" or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by a single bond insurer.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - GENERAL

In addition to each Fund's fundamental investment restrictions, the Board Members have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent the intentions of the Board Members based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Board Members without requiring prior notice to or approval of shareholders.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investments in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities or if liquid securities have become illiquid.

Fundamental Investment Restrictions - The MainStay Funds

MainStay Common Stock Fund MainStay Convertible Fund MainStay Global High Income Fund MainStay Government Fund	MainStay International Equity Fund MainStay Large Cap Growth Fund MainStay MAP Fund MainStay Money Market Fund

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MainStay High Yield Corporate Bond Fund MainStay Income Builder Fund	MainStay Tax Free Bond Fund MainStay Unconstrained Bond Fund

The fundamental investment restrictions applicable to The MainStay Funds apply to each of the Funds, except as noted below:

Each MainStay Fund:

1. Except MainStay Global High Income Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay Global High Income Fund is a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the MainStay Money Market Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or, with respect to the MainStay Money Market Fund, Clause (iii)).

For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. May act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restrictions are applicable to the MainStay Tax Free Bond Fund only. The MainStay Tax Free Bond Fund must:

1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

Non-Fundamental Investment Restrictions - The MainStay Funds

Under these non-fundamental restrictions, each Fund of the MainStay Funds may not:

• Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition:

1. The MainStay Government Fund and MainStay Tax Free Bond Fund may not invest in foreign securities.

2. The MainStay Government Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not invest in foreign currencies.

3. The MainStay MAP Fund may not invest in non-government mortgage pass-through securities.

4. The MainStay Government Fund, MainStay MAP Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not purchase or write options on foreign currencies.

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5. The MainStay Common Stock Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Money Market Fund may not purchase or sell futures contracts on debt securities or indices of debt securities.

6. The MainStay Government Fund, MainStay Money Market Fund, and MainStay Tax Free Bond Fund may not purchase or sell foreign currency futures.

7. The MainStay Government Fund, MainStay MAP Fund and MainStay Money Market Fund may not enter into interest rate, index or currency exchange rate swap agreements.

8. The MainStay Government Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not invest in convertible securities.

9. The MainStay International Equity Fund, MainStay MAP Fund and MainStay Tax Free Bond Fund may not simultaneously purchase and sell a security in different markets to take advantage of price differences in the different markets.

10. The MainStay Money Market Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

11. The MainStay Money Market Fund may not invest in leveraged inverse floating rate debt instruments.

Fundamental Investment Restrictions - MainStay Funds Trust

MainStay Conservative Allocation Fund MainStay Epoch U.S. All Cap Fund MainStay Floating Rate Fund MainStay Growth Allocation Fund MainStay Indexed Bond Fund	MainStay Intermediate Term Bond Fund MainStay Moderate Allocation Fund MainStay Moderate Growth Allocation Fund MainStay S&P 500 Index Fund MainStay Short Term Bond Fund

The following fundamental investment restrictions apply to each of the Funds of the MainStay Funds Trust listed above:

The Funds may not:

1. Invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds.

For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the subgroup level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

2. Invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3. Invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

4. Borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

5. Lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Board;

6. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

7. Purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectuses and in this SAI, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; and

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8. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

Fundamental Investment Restrictions - MainStay Funds Trust/Eclipse Funds Inc. (continued)

MainStay Balanced Fund

MainStay California Tax Free Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay ICAP Equity Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay ICAP Select Equity Fund

MainStay International Opportunities Fund

MainStay New York Tax Free Opportunities Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Short Duration High Yield Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

Each Fund of MainStay Funds Trust or Eclipse Funds Inc. listed above:

1. Shall be a "diversified company," as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time;

2. May borrow money, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii));

For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the subgroup level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

7. May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restriction is applicable to the MainStay California Tax Free Opportunities Fund only. The MainStay California Tax Free Opportunities Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California income taxes.

The following fundamental investment restriction is applicable to the MainStay High Yield Municipal Bond Fund only. The MainStay High Yield Municipal Bond Fund must:

• Invest at least 80% of the Fund's net assets in municipal bonds, which include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

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The following fundamental investment restriction is applicable to the MainStay New York Tax Free Opportunities Fund only. The MainStay New York Tax Free Opportunities Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes.

Non-Fundamental Investment Restrictions - MainStay Funds Trust/Eclipse Funds Inc.

MainStay Balanced Fund

MainStay California Tax Free Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Floating Rate Fund

MainStay High Yield Opportunities Fund

MainStay High Yield Municipal Bond Fund

MainStay ICAP Equity Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay ICAP Select Equity Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay International Opportunities Fund

MainStay New York Tax Free Opportunities Fund

MainStay S&P 500 Index Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

Under these non-fundamental restrictions, each of the above listed Funds may not:

• Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition:

1. The MainStay Intermediate Term Bond Fund may invest up to 20% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB- by S&P and below Baa3 by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor.

2. The MainStay Indexed Bond Fund and the MainStay S&P 500 Index Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more that 10% of the Fund's total assets.

3. Each of the Funds, except MainStay Balanced Fund, MainStay California Tax Free Opportunities Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay High Yield Municipal Bond Fund, MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay New York Tax Free Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay U.S. Small Cap Fund limits its investment in collateralized mortgage obligation residuals to less than 5% of its net assets.

4. The MainStay Balanced Fund and MainStay U.S. Small Cap Fund may not purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges.

5. The MainStay Balanced Fund and MainStay U.S. Small Cap Fund may not invest in collateralized mortgage obligation residuals in excess of 5% of their net assets.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. Except for the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, the MainStay Group of Funds has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the MainStay Group of Funds has adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below.

The 80% investment policies for the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund are fundamental and, therefore, may not be changed without shareholder approval. Please see the discussion regarding fundamental investment restrictions above for more information.

The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY FUNDS
MainStay Common Stock Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks.

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MainStay Convertible Fund	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay Government Fund	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay High Yield Corporate Bond Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay International Equity Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay Large Cap Growth Fund	To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.
MainStay Unconstrained Bond Fund	To invest, under normal conditions, at least 80% of its assets in a diversified portfolio of debt or debt-related securities.
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund

To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by the Fund's Subadvisor, to be of comparable quality.

MAINSTAY FUNDS TRUST
MainStay Epoch Global Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying companies.
MainStay Epoch International Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of small-capitalization companies, as defined in the Prospectus of the Fund.
MainStay Epoch U.S. Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying U.S. companies across all market capitalizations.
MainStay Floating Rate Fund	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
MainStay ICAP Equity Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks and other equity securities.
MainStay ICAP Select Equity Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks and other equity securities.
MainStay Intermediate Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay Indexed Bond Fund	To invest, under normal circumstances, at least 80% of its net assets in debt securities connoted by the designated index.
MainStay S&P 500 Index Fund	To invest, under normal circumstances, at least 80% of its net assets in stocks connoted by the S&P 500® Index.
MainStay Short Duration High Yield Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield debt securities.
MainStay Short Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay U.S. Equity Opportunities Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities.
MainStay U.S. Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization U.S. companies, as defined in the current prospectus of the Fund.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

Subject to the limitations set forth herein and in the Prospectuses, each Fund's Manager or Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

Unless otherwise indicated above, the Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectuses or elsewhere in this SAI. Unless otherwise stated in the Prospectus, investment techniques are discretionary. That means the Manager or the Subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

None of the Funds alone constitutes a complete investment program.

The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund (except the MainStay Money Market Fund; which seeks to maintain a stable NAV of $1.00 per share) will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

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Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In the recent past, entire markets were impacted, but issuers with exposure to the real estate, mortgage and credit markets were particularly affected. The potential for market turbulence may have an adverse effect on the Funds' investments.

In the past, instability in the financial markets has led to the U.S. and other governments taking a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. In the future, federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations could take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.

Liquidation of Funds

The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund.

Arbitrage

A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code.

Bank Obligations

A Fund, including the MainStay Funds of Funds, may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or Savings and Loan Institutions ("S&Ls").

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be considered illiquid and will be subject to each Fund's restriction on investments in illiquid securities.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC”). Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Time deposits maturing in more than seven days and/or subject to withdrawal penalties will be subject to each Fund’s restriction on investments in illiquid securities. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of Thrift Supervision. However, in July 2011, the supervision and examination responsibility for U.S. S&Ls was transferred to the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than

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comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See "Cash Equivalents" for more information.

Borrowing

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against the box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

Brady Bonds

A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which

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a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflects the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Commercial Paper

A Fund, including the MainStay Funds of Funds, may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or, if not rated by an NRSRO, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the applicable Prospectus or this SAI, each Fund may invest up to 5% of its total assets (3% of total assets for the MainStay Money Market Fund) in commercial paper if it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Special Discussion Regarding MainStay Money Market Fund" for more information.

Generally, commercial paper represents short-term (nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

See "Cash Equivalents" for more information.

Convertible Securities

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

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Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

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When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or the Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or the Subadvisor, where applicable, deem it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or the Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"), or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Derivative Instruments – General Discussion

The Funds may use derivative instruments consistent with their respective investment objectives such as for hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures and swaps elsewhere in this SAI for more information.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the

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counterparty risk involved in bi-laterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing would not make swap transactions risk-free.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1. Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

2. Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

3. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4. Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

5. Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

The MainStay Group of Funds has filed notices to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) for the Funds and, therefore, is not subject to registration or regulation as a CPO with regard to these Funds under the CEA. The Manager is not deemed to be a CPO with respect to its service as investment adviser to these Funds.

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In 2012, the CFTC adopted certain rule amendments that significantly affected the CPO registration exemptions that are available. As a result, for certain Funds operating as funds-of-funds, the Manager has claimed temporary relief from CPO registration under the CEA and, therefore, is not currently subject to registration or regulation as a CPO with regard to these Funds under the CEA. When the temporary exemption expires, to the extent these Funds are not otherwise eligible for exemption from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

Effective Maturity

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Eurocurrency Instruments

A Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Exchange Traded Funds

A Fund, including the MainStay Funds of Funds, may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to a particular market or market segment without investing in individual securities, particularly in the context of managing cash flows into the Fund. (See also "Investment Companies.")

A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required by Rule 35d-1 under the 1940 Act).

A Fund may invest in ETFs to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the relevant Prospectus and this SAI.

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio

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of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

Firm or Standby Commitments — Obligations with Puts Attached

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance

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or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for the MainStay Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7.

Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

Foreign Currency Transactions (Forward Contracts)

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's foreign currency transactions. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges

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may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's forward contracts. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund's asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Manager and certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's

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investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Many foreign currency forwards will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the

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exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the MainStay Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but is not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are generally those securities issued by companies organized outside the U.S. and, in the case of equity securities, that trade primarily in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

To the extent permitted by its investment objectives and policies, each Fund's investments in foreign securities will primarily be in securities of established issuers based in developed foreign countries. Certain Funds may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

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Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Futures Transactions

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on Currency Futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the Commodity Futures Trading Commission ("CFTC"). Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into

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such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates.

By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

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A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying securities or currencies. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, a Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund's net assets.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

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Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, a Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as a Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and a Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the Manager or relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

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The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

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Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Securities

A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for the MainStay Money Market Fund) to be invested in all such illiquid or not readily marketable assets.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which it is valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will generally be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Initial Public Offerings ("IPOs")

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's Manager or relevant Subadvisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

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The effect of an IPO investment can have a magnified impact on a Fund's performance if the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Investment Companies

A Fund, including the MainStay Funds of Funds, may invest in securities of other investment companies, including closed-end investment companies, ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund's total assets in securities of any one investment company; and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions do not apply to the MainStay Funds of Funds, and may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund (except the MainStay Funds of Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Lending of Portfolio Securities

A Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Funds, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. A Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. A Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

Loan Participation Interests

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-

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lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's NAV than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

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Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant

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(after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager or the Subadvisor must determine that the investment is suitable for each Fund based on the Manager's or the Subadvisor’s independent credit analysis and industry research. Generally, this means that the Manager or the Subadvisor has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadvisor will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Unfunded Loan Commitments. The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Each Fund records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships ("MLPs")

Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

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Mortgage Related and Other Asset-Backed Securities

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new

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defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency)

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residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds

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are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

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Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Funds) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or the Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or the Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

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Other Asset-Backed Securities. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Municipal Securities

A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term

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component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the federal government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA") to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs, and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. In addition to BABs, a Fund may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

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Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Fund's limitation on investments in illiquid securities. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

With respect to the MainStay California Tax Free Opportunities Fund, please see Appendix A for specific risks associated with investments in California. With respect to MainStay New York Tax Free Opportunities Fund, please see Appendix B for specific risks associated with investments in New York.

Options

A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to

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changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

A Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, a Fund will continue to receive interest or dividend income on the security. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, a Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. A Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it

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has previously written on any particular security. A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund. When a security is to be sold from a Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if a Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, a Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when a Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money"

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call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Fund. The writer of the put option may require that a Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect

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against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Real Estate Investment Trusts ("REITS")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

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A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Repurchase Agreements

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and has authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

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For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

See "Cash Equivalents" for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(a)(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in 4(a)(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act ("4(a)(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Board Members have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Board Members have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Board Members.

The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid. These factors include:

1. The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

2. The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

3. Dealer undertaking to make a market in the 144A security; and

4. The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

To make the determination that an issue of 4(a)(2) commercial paper is liquid, the Manager or Subadvisor may consider the following:

1. The 4(a)(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

2. The 4(a)(2) commercial paper is rated:

• In one of the two highest rating categories by at least two NRSROs; or

• If only one NRSRO rates the security, the 4(a)(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

• If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

3. There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(a)(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest

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income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in the applicable Prospectus and this SAI, the MainStay High Yield Opportunities Fund, MainStay International Opportunities Fund, MainStay Unconstrained Bond Fund and MainStay U.S. Equity Opportunities Fund may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each of the remaining Funds may only enter into short sales if they are "against the box," and such transactions will be limited to no more than 25% of a Fund's total assets.

In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Fund enters into the sale and the date when the Fund closes out the short position. The Fund will realize a gain if the security declines in price between those dates. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Fund could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales.

If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which

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instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Fund may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. A Fund may enter into swap agreements, including credit default swaps for certain Funds, only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets (or 15% of the total assets for the following Funds: MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay Epoch U.S. All Cap Fund, MainStay Floating Rate Fund, MainStay Global High Income Fund, MainStay Growth Allocation Fund, MainStay High Yield Opportunities Fund, MainStay Intermediate Term Bond Fund, MainStay International Opportunities Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Short Duration High Yield Fund, MainStay Short Term Bond Fund, MainStay Unconstrained Bond Fund, MainStay U.S. Equity Opportunities Fund and MainStay U.S. Small Cap Fund). Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's portfolio.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. The Manager or Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

A Fund's ability to enter into certain swap transactions may be limited by tax considerations. Regulatory changes could adversely affect the Fund by limiting its trading activities in futures and increasing Fund expenses. On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules which will limit a Fund’s ability to use futures and swaps in reliance on certain past CFTC exemptions. If the Fund

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cannot execute its investment strategies within the new limits, the Advisor will be required to register with the CFTC as a “commodity pool operator” with respect to certain Funds.  As a result of such registration, the disclosure and operations of a Fund will need to comply with all applicable regulations governing commodity pools, which will increase the Fund’s regulatory compliance costs.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and New York Life Investments believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that a Fund's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the MainStay Global High Income Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund and MainStay International Equity Fund may hold foreign cash and cash equivalents.

Also, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced ("TBA") Purchase Commitments

TBA purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund's commitments. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Cash Equivalents" for more information.

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Variable Rate Demand Notes ("VRDNs")

The MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund with specified undivided interests (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, each Participating VRDN is backed up by irrevocable letters of credit or guaranty of the relevant Institution. The MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund each would have an undivided interest in the underlying obligation and thus would participate on the same basis as the Institution in such obligation, except that the Institution typically would retain fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

If an issuer of a variable rate demand note defaulted on its payment obligation, the MainStay High Yield Municipal Bond Fund and/or MainStay Tax Free Bond Fund, as the case may be, might be unable to dispose of the note and a loss would be incurred to the extent of the default.

Warrants

To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

When-Issued Securities

Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero

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coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

BOARD MEMBERS AND OFFICERS

Management

The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Board Member must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
John Y. Kim* 9/24/60	Indefinite; Eclipse Funds Inc: Director since 2008; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2009.

Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group - New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)

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MainStay VP Funds Trust: Trustee since 2008 (28 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

* This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."

** Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

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NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds Inc.: Director since 1990; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2009.	President, Strategic Management Advisors LLC (since 1990)	77

MainStay VP Funds Trust: Trustee since 2007 (28 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (58 portfolios).

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	77

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (28 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan 12/5/41	Indefinite; Eclipse Funds Inc.: Chairman since 2013 and Director since 2002; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2009.	Independent Consultant; President and Chief Executive Officer, Babson – United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	77

MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2006 (28 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds Inc.: Director since 2007; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2009.	Managing Director, ICC Capital Management; President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	77

MainStay VP Funds Trust: Trustee since 2006 (28 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds Inc.: Director since 2007; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2009.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	77

MainStay VP Funds Trust: Trustee since 2007 (28 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

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NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Roman L. Weil 5/22/40	Indefinite; Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California – San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Roth Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (1965-2008)	77

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 1994 (28 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

John A. Weisser 10/22/41	Indefinite; Eclipse Funds Inc.: Director since 2007; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2009.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	77

MainStay VP Funds Trust: Trustee since 1997 (28 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (27 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (50 portfolios).

**Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Board Member of the Funds in light of the Funds' business and structure. The disclosure below regarding the Board Members is not intended to state or imply that any Board Member has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Board Member, either as compared to the other Board Members of the Funds or to board members of other mutual funds generally.

Ms. Kerley. Ms. Kerley has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Contracts Committee for all of the MainStay Funds since 2013. She previously served as Chairman of each registrant through 2012 and as the Chairman of the Audit Committee of Eclipse Funds Inc. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She is a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Kim. Mr. Kim has been a Board Member since 2008. As President and Chief Executive Officer of the Manager, Mr. Kim is ultimately responsible for the management of the Funds’ day-to-day operations. In addition to his role with the Manager, Mr. Kim also serves as an Executive Vice President and Chief Investment Officer of New York Life Insurance Company (“New York Life”) and is a member of New York Life’s Executive Management Committee. Mr. Kim has more than 15 years’ experience in the investment management field, including experience managing investments in essentially every type of security in which the Funds may invest. Mr. Kim is a Chartered Financial Analyst and holds Series 7 and 24 licenses with the Financial Industry Regulatory Authority (“FINRA”). Immediately prior to joining the Manager, Mr. Kim was responsible for managing the retirement investment business of Prudential Financial, Inc. Mr. Kim also has previously served on the board of another mutual fund complex.

Mr. Latshaw. Mr. Latshaw has served as a Board Member and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

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Mr. Meenan. Mr. Meenan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the Chairman since 2013, ACFE of Eclipse Funds Inc. for approximately four years and as Chairman of the Contracts Committee for all of the MainStay Funds from 2007 to 2012. He has over 35 years of experience in the mutual fund industry, including experience in senior legal and senior business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years’ experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

Mr. Nolan. Mr. Nolan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Trutanic. Mr. Trutanic has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including previously serving as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 25 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

Mr. Weil. Mr. Weil has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994. He is currently a Visiting Professor at University of California – San Diego. He has served as the V. Duane Rath Professor Emeritus of Accounting at the Chicago Booth School of Business, a Program Fellow at Stanford Law School, and as a Visiting Professor at New York University Stern School of Business and Southern Methodist University. Mr. Weil has been a professor for over 45 years, and his scholarship has focused primarily in the areas of economics and accounting. Mr. Weil has been a Certified Public Accountant in Illinois since 1973 and was a Certified Management Accountant from 1974 until 2009. He has co-authored over a dozen textbooks, has co-edited four professional reference books, and has authored over 100 articles in academic and professional journals. He served on the SEC’s Advisory Committee on Replacement Cost Accounting, on two FASB task forces and the FASB’s Accounting Standards Advisory Council. He serves on the Standing Advisory Group of the PCAOB. He co-founded and co-directs the Directors’ Consortium, a joint venture of the University of Chicago, Stanford Law School, Stanford Graduate School of Business, and The Tuck School at Dartmouth, which serves as an educational resource for directors. Mr. Weil served on the Education Committee of the IDC and also has served on its Governance Committee.

Mr. Weisser. Mr. Weisser has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1997 and served as Lead Independent Director of MainStay VP Funds Trust for approximately two years. Mr. Weisser spent the majority of his career at Salomon Brothers, Inc., serving as a Managing Director for more than 14 years. At Salomon Brothers, Mr. Weisser managed a team that specialized in various types of taxable fixed income securities, including many of the types of securities in which the Funds may invest.

Board Structure and Leadership

The Board oversees the business and affairs of the Funds, including oversight of key service providers to the Funds, including the Manager and Subadvisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis. There are eight Board Members, seven of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Funds, the Manager or the Subadvisors ("Independent Board Members") in accordance with rules adopted by the SEC.

The Board has elected an Independent Board Member to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Board Members, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Funds and their operations.

As discussed further below, the Board has established various Committees through which the Board Members focus on matters relating to particular aspects of the Funds' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Board Members periodically review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Board Members believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Funds because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Board Members in their oversight of all aspects of the Funds' operations and their independent review of proposals made by the Manager.

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Risk Oversight

While responsibility for day-to-day risk management relating to the Funds and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Funds. The Audit Committee also meets regularly with the Funds' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Manager and senior officers of the Funds to report to the Board and the Committees on a variety of risk areas relating to the Funds, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Funds' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Funds' operations. In addition, the Board has engaged counsel to the Independent Board Members and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Funds' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Funds and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Funds' compliance program. In order to maintain a robust risk management and compliance program for the Funds, the Board and the Risk and Compliance Oversight Committee also regularly review and approve, as necessary, the Funds' compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Funds' service providers to the extent that those policies and procedures relate to the operations of the Funds. In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO"). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who Are Not Board Members)*

NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Stephen P. Fisher 2/22/59	President, Eclipse Funds Inc. and MainStay Funds (since 2007), MainStay Funds Trust (since 2009)

Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005);President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay VP Funds Trust (since 2007)**

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds Inc. and MainStay Funds (since 2007), MainStay Funds Trust (since 2009)

Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay VP Funds Trust (since 2007)**

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds Inc., MainStay Funds and MainStay Funds Trust (since 2009)

Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay VP Funds Trust (since 2009); Assistant Secretary, MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)**

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NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds Inc., MainStay Funds and MainStay Funds Trust (since 2010)

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003-2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds Inc. and MainStay Funds (since 2005), MainStay Funds Trust (since 2009)

Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay VP Funds Trust (since 2005)**

* The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

**Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Board Members

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Funds also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Board Members.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Roman L. Weil and John A. Weisser, Jr. The Audit Committee held 4 meetings during the fiscal year ended October 31, 2012.

Contracts Committee. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Susan B. Kerley (Chairman), Peter Meenan, Richard H. Nolan, Jr. and Richard S. Trutanic. The Contracts Committee held 6 meetings during the fiscal year ended October 31, 2012.

Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held 5 meetings during the fiscal year ended October 31, 2012.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include John A. Weisser, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Nominating and Governance Committee held 4 meetings during the fiscal year ended October 31, 2012.

The Nominating and Governance Committee has adopted Policies for Consideration of Board Member candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

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Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Funds. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Funds, their investment adviser and investment subadvisors, and other service providers to the Funds. The Risk and Compliance Oversight Committee also oversees the implementation of the Funds' proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Funds' investment adviser, investment subadvisors, and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Funds that are required to be reasonably designed to ensure compliance by the Funds and their primary service providers with applicable federal securities laws. The Funds’ CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Funds are or may be exposed. The Chief Risk Officer of the adviser to the Funds shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: Roman L. Weil (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Risk and Compliance Oversight Committee held 4 meetings during the fiscal year ended October 31, 2012.

Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Jeffrey A. Engelsman, Christopher Feind, J. Kevin Gao, Dale A. Hanley, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr. and Jae S. Yoon. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held 4 meetings during the fiscal year ended October 31, 2012.

Valuation Subcommittee. The purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Jeffrey A. Engelsman, Christopher Feind, J. Kevin Gao, Thomas J. Girard, Dale A. Hanley, Amaury Rzad and Jae S. Yoon. The Valuation Subcommittee held 191 meetings during the fiscal year ended October 31, 2012.

Ownership of Securities

As of December 31, 2012, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the MainStay Group of Funds was as follows:

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Interested Board Member

INTERESTED BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
John Y. Kim

MainStay Epoch International Small Cap Growth - $100,001 – $500,000

MainStay High Yield Opportunities Fund - $100,001 – $500,000

MainStay ICAP International Fund - $100,001 – 500,000

MainStay ICAP Select Equity Fund - $100,001 – 500,000

MainStay Large Cap Growth Fund - $$100,001 – 500,000

Over $100,000

Independent Board Members

INDEPENDENT BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
Susan B. Kerley

MainStay Epoch Global Choice Fund - $50,001 - $100,000

MainStay Floating Rate Fund – Over $100,000

MainStay High Yield Opportunities Fund - $50,001 - $100,000

MainStay ICAP International Fund - $1 - $10,000

MainStay Moderate Allocation Fund - Over $100,000

MainStay Retirement 2020 Fund - $50,001 - $100,000

Over $100,000
Alan R. Latshaw	MainStay High Yield Corporate Bond Fund - $10,001 - $50,000 MainStay Large Cap Growth Fund - $10,001 - $50,000	$10,001 - $50,000
Peter Meenan

MainStay Epoch Global Equity Yield Fund – Over $100,000

MainStay High Yield Corporate Bond Fund - $50,001 - $100,000

MainStay High Yield Municipal Bond Fund – Over $100,000

MainStay ICAP International Fund - $10,001 - $50,000

MainStay ICAP Select Equity Fund – Over $100,000

MainStay Large Cap Growth Fund – Over $100,000

Over $100,000
Richard H. Nolan, Jr.	MainStay High Yield Corporate Bond Fund – Over $100,000	Over $100,000
Richard S. Trutanic	MainStay Epoch Global Equity Yield Fund - $10,001 - $50,000 MainStay High Yield Municipal Bond Fund - $10,001 - $50,000 MainStay Income Builder Fund - $10,001 - $50,000	$$50,001 - $100,000
Roman L. Weil	MainStay MAP Fund - $1 - $10,000 MainStay VP S&P 500 Index Portfolio - $1 - $10,000	$10,001 - $50,000
John A. Weisser	MainStay Epoch Global Equity Yield Fund - $50,001 - $100,000 MainStay Floating Rate Fund – Over $100,000 MainStay High Yield Corporate Bond Fund – Over $100,000	Over $100,000

As of December 31, 2012, each Board Member who is not an "interested person" of the MainStay Group of Funds, as that term is defined in the 1940 Act, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the MainStay Group of Funds.

Compensation

The following Compensation Table reflects the compensation received by certain Board Members for the fiscal period ended October 31, 2012, from the Fund Complex. The Fund Complex consists of the MainStay Group of Funds, as well as MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund, affiliated registrants not discussed in this SAI. The Independent Board Members receive from the Fund Complex, either directly or indirectly, an annual retainer of $150,000; a fee of $15,000 for each regular Board meeting and associated Committee meetings attended; and fees of $7,500 per day for other in-person Board meetings, except for the first such meeting each year, $2,500 per day if a Board Member attends a regular in-person meeting telephonically, and $7,500 per day if a Board Member attends an in-person Board meeting that is not regularly scheduled telephonically. Board Members also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $80,000 and the Chairmen of the Audit, Investment, Contracts, Nominating and Governance and Risk and Compliance Oversight Committees each receive an annual fee of $20,000. The Independent Board Members had a different compensation arrangement prior to January 1, 2013. Each Fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

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BOARD MEMBER	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS	AGGREGATE COMPENSATION FROM ECLIPSE FUNDS INC.	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO BOARD MEMBERS*
Susan B. Kerley	$ 140,989	$ 4,915	$ 81,147	NONE	$ 305,000
Alan R. Latshaw	113,239	3,952	65,271	NONE	245,000
Peter Meenan	113,239	3,952	65,271	NONE	245,000
Richard H. Nolan, Jr.	113,239	3,952	65,271	NONE	245,000
Richard S. Trutanic	103,990	3,631	59,979	NONE	225,000
Roman L. Weil	113,239	3,952	65,271	NONE	245,000
John A. Weisser	113,239	3,952	65,271	NONE	245,000

*   Includes compensation paid by Eclipse Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund. In addition to the amounts reflected above, each Independent Board Member received a one-time payment of $10,000 from the Manager with respect to the MainStay DefinedTerm Municipal Opportunities Fund, pursuant to the Manager’s agreement to pay all of the MainStay DefinedTerm Municipal Opportunities Fund’s organizational expenses, as compensation for work completed with respect to this Fund’s launch.

As of January 31, 2013, the Board Members and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds.

Codes of Ethics

The MainStay Group of Funds, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the MainStay Group of Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

Management Agreements

Pursuant to the respective Amended and Restated Management Agreements with Eclipse Funds Inc., MainStay Funds Trust and The MainStay Funds, dated February 28, 2012, as amended, ("Management Agreements"), New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is an indirect wholly-owned subsidiary of New York Life. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

The Management Agreements remain in effect for two years following their initial effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the MainStay Group of Funds, the Manager or the Subadvisors (the "Independent Board Members").

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Board Members or officers of the MainStay Group of Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreements provide that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectuses or elsewhere in this Statement of Additional Information, the Manager bears the following expenses:

• the salaries and expenses of all personnel of the MainStay Group of Funds and the Manager, except the fees and expenses of Board Members not affiliated with the Manager or a Subadvisor;

• the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds);

• the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements or otherwise; and

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• all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the MainStay Group of Funds, as the case may be.

With respect to certain Funds, the Manager has entered into written expense limitation agreements as discussed in the Prospectuses.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the MainStay Group of Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Board Members, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

Conditions to exemptive relief include: (i) the MainStay Group of Funds would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the MainStay Group of Funds would be required to provide an information statement to shareholders of a Fund containing details about the subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iii) the Board would be required to determine that any change in subadvisors is in the best interests of the Fund; (iv) no Board Member or Officer of the Fund would be permitted to own any interest in a subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not "interested persons" will be at the discretion of the then existing Board Members that are not "interested persons." For its services, each Fund pays the Manager a monthly fee, which is based on each Fund's average net assets.

For more information regarding the Order, including which Funds cannot use the Order without obtaining shareholder approval, see the Prospectuses under the heading "Know With Whom You Are Investing."

Expenses Borne by MainStay Group of Funds

Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this Statement of Additional Information, the MainStay Group of Funds, on behalf of each Fund, is responsible under the respective Management Agreements for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Fund in connection with the management of the investment of the assets of a Fund; (2) the fees and expenses of the Board Members who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the MainStay Group of Funds' custodian and transfer agent; (4) the charges and expenses of the MainStay Group of Funds' legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the MainStay Group of Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the MainStay Group of Funds is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the MainStay Group of Funds and of its shares with the SEC and registering the MainStay Group of Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the MainStay Group of Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board Members' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of the Funds' shares; and (14) the cost of fidelity bond and D&O insurance.

In addition, each Fund may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NYLIM Service Company for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

In addition, each Fund reimburses the Manager for a portion of the Funds’ CCO’s compensation.

Subadvisory Agreements

Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the supervision of the Board Members and the Manager in conformity with the stated policies of each of the Funds and the MainStay Group of Funds, each Subadvisor manages such Fund's portfolios including the purchase, retention, disposition and, in most cases, loan of securities.

As compensation for services, the Manager, not the Funds, pays each Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the annual rates set forth in the chart below.

To the extent New York Life Investments has agreed to waive or reimburse expenses, certain affiliated Subadvisors, with respect to certain Funds, have voluntarily agreed to waive or reimburse their fees proportionately.

FUND NAME	ANNUAL RATE
MAINSTAY FUNDS
MainStay Common Stock Fund	0.275%	[1]

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FUND NAME	ANNUAL RATE
MainStay Convertible Fund	0.300%	[2]
MainStay Global High Income Fund	0.350%
MainStay Government Fund	0.250%	[3]
MainStay High Yield Corporate Bond Fund	0.300%	[4]
MainStay Income Builder Fund	0.320%	[5]
MainStay International Equity Fund	0.445%	[6]
MainStay Large Cap Growth Fund	0.400%	[7]
MainStay MAP Fund	0.450%	[8]
MainStay Tax Free Bond Fund	0.250%	[9]
MainStay Unconstrained Bond Fund	0.300%
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	0.400%
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	0.350%	[10]
MainStay California Tax Free Opportunities Fund	0.250%
MainStay Epoch Global Choice Fund	0.500%
MainStay Epoch Global Equity Yield Fund	0.350%
MainStay Epoch International Small Cap Fund	0.550%
MainStay Epoch U.S. All Cap Fund	0.425%	[11]
MainStay Epoch U.S. Equity Fund	0.400%
MainStay High Yield Municipal Bond Fund	0.275%	[12]
MainStay ICAP Equity Fund	0.400%
MainStay ICAP Global Fund	0.400%
MainStay ICAP International Fund	0.400%
MainStay ICAP Select Equity Fund	0.400%	[13]
MainStay Intermediate Term Bond Fund	0.300%	[14]
MainStay International Opportunities Fund	0.550%
MainStay New York Tax Free Opportunities Fund	0.250%	[15]
MainStay S&P 500 Index Fund	0.125%	[16]
MainStay Short Duration High Yield Fund	0.325%
MainStay Short Term Bond Fund	0.300%	[17]
MainStay U.S. Equity Opportunities Fund	0.500%
MainStay U.S. Small Cap Fund	0.425%	[18]

1 0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.250% on assets in excess of $1 billion.

2 0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.250% on assets in excess of $1 billion.

3 0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets over $1 billion.

4 0.300% on assets up to $500 million; 0.275% on assets from $500 million to $5 billion; 0.2625% on assets from $5 billion to $7 billion; and 0.250% on assets in excess of $7 billion.

5  For MacKay Shields: 0.32% on allocated assets up to $500 million; and 0.30% on allocated assets in excess of $500 million. For Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch. For reference, the current management fee schedule is 0.64% on assets up to $500 million; 0.60% on assets from $500 million to $1 billion; and 0.575% on assets in excess of $1 billion.

6 0.445% on assets up to $500 million and 0.425% on assets in excess of $500 million.

7 On the average daily NAV of all Subadvisor-serviced assets in all investment companies managed by the Manager, including the MainStay Large Cap Growth Fund, 0.400% on such assets up to $100 million; 0.350% on such assets from $100 million up to $350 million; 0.300% on such assets from $350 million up to $600 million; 0.250% on such assets from $600 million up to $1 billion; 0.200% on such assets from $1 billion to $2.5 billion; 0.24% on such assets from $2.5 billion to $ 5 billion; and 0.25% on such assets over $5 billion.

8 0.450% on allocated assets up to $250 million; 0.400% on allocated assets from $250 million to $500 million; and 0.350% on allocated assets in excess of $500 million.

9 0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets in excess of $1 billion.

10 0.350% on allocated assets up to $1 billion; 0.325% on allocated assets from $1 billion to $2 billion; and 0.300% on allocated assets in excess of $2 billion.

11 0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.400% on assets in excess of $1 billion.

12 0.275 on assets up to $1 billion; and 0.270% on assets over $1 billion.

13 0.400% on assets up to $5 billion; and 0.3875% on assets in excess of $5 billion.

14 0.30% on assets up to $500 million; 0.2875% on assets from $500 million to $1 billion; and 0.275% on assets in excess of $1 billion.

15 Waiver of 0.025% on all assets.

16  0.125% on assets up to $1 billion; 0.1125% on assets from $1 billion to $2 billion; 0.1075% on assets from $2 billion to $3 billion; and 0.100% on assets in excess of $3 billion.

17 0.30% on assets up to $500 million and 0.2875% on assets in excess of $500 million.

18 0.425% on assets up to $1 billion; and 0.400% on assets in excess of $1 billion.

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

65

In consideration for Epoch's services to the MainStay Epoch Funds described herein, New York Life Investments also pays Epoch an additional quarterly service fee over the three-year period following the closing of the Epoch Fund Reorganizations, which occurred in November 2009, that, among other factors, is based upon a percentage of the total assets that were acquired as a result of the Epoch Fund Reorganizations. There may also be additional payments made to Epoch should New York Life Investments and its affiliates fail to achieve certain sales targets over the three year period following the Epoch Fund Reorganizations. In addition to establishing the subadvisory relationship between Epoch and New York Life Investments for the MainStay Epoch Funds and certain other MainStay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the Board of the MainStay Group of Funds that Epoch continue to serve as subadvisor for certain MainStay Funds and the Epoch Funds, subject to Board approval and other conditions; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products; (iv) Epoch and an affiliate of New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products; and (v) Epoch agrees to maintain certain minimum additional capacity levels for new sales by New York Life Investments in the funds and other investment products subadvised by Epoch.

66

Management and Subadvisory Fees

The MainStay California Tax Free Opportunities Fund commenced operations on February 28, 2013 and MainStay Short Duration High Yield Fund commenced operations on December 17, 2012. Therefore, no advisory or subadvisory payments had been made to New York Life Investments or MacKay Shields for the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010.

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the amount of the Management fee paid by each Fund, the amount of any Management fees waived and/or reimbursed by New York Life Investments, the amount of the Subadvisory fee paid by the Manager from the Management fee, and the amount of the Subadvisory fee waived and/or reimbursed were as follows.

	YEAR ENDED 10/31/12
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID[1]	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$684,775	$0	$323,247	$0
MainStay Convertible Fund	4,536,197	0	2,216,729	0
MainStay Global High Income Fund	2,368,398	0	1,154,344	0
MainStay Government Fund	1,823,183	330,502	718,280	165,251
MainStay High Yield Corporate Bond Fund	40,189,446	0	19,718,478	0
MainStay Income Builder Fund	4,338,445	0	2,156,943	0
MainStay International Equity Fund	2,897,372	0	1,419,630	0
MainStay Large Cap Growth Fund	98,732,081	337,499	38,659,493	0
MainStay MAP Fund	14,287,531	0	7,533,753	0
MainStay Money Market Fund	2,189,535	2,844,602	0	0
MainStay Tax Free Bond Fund	2,826,763	276,172	1,234,350	138,089
MainStay Unconstrained Bond Fund	2,477,774	0	1,205,440	0
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	8,226,079	0	4,112,954	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	4,138,786	0	1,267,202	0
MainStay Conservative Allocation Fund	0	18,158	0	0
MainStay Epoch Global Choice Fund	745,729	0	372,886	0
MainStay Epoch Global Equity Yield Fund	9,563,530	0	4,781,874	0
MainStay Epoch International Small Cap Fund	2,363,309	65,665	1,181,700	0
MainStay Epoch U.S. Equity Fund	1,529,519	98,069	764,764	0
MainStay Epoch U.S. All Cap Fund	4,602,340	0	2,301,264	0
MainStay Floating Rate Fund	6,329,997	0	0	0
MainStay Growth Allocation Fund	0	131,738	0	0
MainStay High Yield Municipal Bond Fund	3,512,588	380,025	1,566,301	190,013
MainStay ICAP Equity Fund	7,375,241	171,620	3,687,672	0
MainStay ICAP Global Fund	397,951	117,131	198,988	0
MainStay ICAP International Fund	7,783,931	774,357	3,892,428	0
MainStay ICAP Select Equity Fund	30,215,444	3,157,301	15,107,965	0
MainStay Indexed Bond Fund	1,697,050	545,688	0	0
MainStay Intermediate Term Bond Fund	4,539,078	933,169	1,742,732	313,970
MainStay International Opportunities Fund	1,601,682	287	800,790	143
MainStay Moderate Allocation Fund	0	34,856	0	0
MainStay Moderate Growth Allocation Fund	0	86,308	0	0
MainStay New York Tax Free Opportunities Fund	121,817	92,591	14,617	46,296
MainStay Retirement 2010 Fund	63,467	204,976	0	0
MainStay Retirement 2020 Fund	102,262	234,090	0	0
MainStay Retirement 2030 Fund	135,562	321,248	0	0
MainStay Retirement 2040 Fund	82,436	312,945	0	0
MainStay Retirement 2050 Fund	47,115	227,925	0	0
MainStay S&P 500 Index Fund	3,643,505	1,281,602	1,231,125	590,680
MainStay Short Term Bond Fund	541,799	154,859	178,091	49,229
MainStay U.S. Equity Opportunities Fund	4,474,858	0	2,237,464	0
MainStay U.S. Small Cap Fund	3,230,768	0	1,615,430	0

1 After expense reimbursement or waiver, as applicable.

67

	YEAR ENDED 10/31/11
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID[1]	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,351,748	$0	$650,712	$0
MainStay Convertible Fund	5,551,173	0	2,715,068	0
MainStay Global High Income Fund	2,269,891	0	1,105,817	0
MainStay Government Fund	1,821,295	424,366	670,425	179,643
MainStay High Yield Corporate Bond Fund	36,522,550	0	17,921,352	0
MainStay Income Builder Fund[2]	4,295,605	0	2,134,512	0
MainStay International Equity Fund[3]	4,166,281	0	2,549,768	0
MainStay Large Cap Growth Fund	55,624,998	336,549	17,845,252	0
MainStay MAP Fund[4]	13,142,976	0	6,969,263	0
MainStay Money Market Fund	2,465,535	3,277,067	0	0
MainStay Tax Free Bond Fund	1,851,607	265,594	761,789	125,179
MainStay Unconstrained Bond Fund	2,032,464	0	986,464	0
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	7,369,697	23,071	3,673,340	11,536
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	4,366,082	0	1,335,961	0
MainStay Conservative Allocation Fund[5]	0	68,782	18,769	0
MainStay Epoch Global Choice Fund	525,712	71,257	262,851	0
MainStay Epoch Global Equity Yield Fund	4,265,615	0	2,132,745	0
MainStay Epoch International Small Cap Fund	2,464,551	0	1,232,233	0
MainStay Epoch U.S. Equity Fund	1,863,282	0	931,639	0
MainStay Epoch U.S. All Cap Fund	5,398,212	0	2,699,120	0
MainStay Floating Rate Fund	7,260,622	0	0	0
MainStay Growth Allocation Fund[5]	0	202,736	17,445	0
MainStay High Yield Municipal Bond Fund	662,739	224,241	219,241	112,120
MainStay ICAP Equity Fund	6,358,601	200,356	3,179,293	0
MainStay ICAP Global Fund	405,887	140,137	202,943	0
MainStay ICAP International Fund	7,659,248	646,969	3,829,584	0
MainStay ICAP Select Equity Fund	26,989,361	1,711,037	13,494,645	0
MainStay Indexed Bond Fund	1,958,729	490,540	0	0
MainStay Intermediate Term Bond Fund	3,379,993	958,333	1,132,181	0
MainStay International Opportunities Fund	1,468,811	40,421	714,186	20,211
MainStay Moderate Allocation Fund[5]	0	116,494	34,938	0
MainStay Moderate Growth Allocation Fund[5]	0	203,942	33,392	0
MainStay Retirement 2010 Fund[5]	54,622	221,660	3,820	0
MainStay Retirement 2020 Fund[5]	81,960	241,132	5,571	0
MainStay Retirement 2030 Fund[5]	122,471	341,109	7,550	0
MainStay Retirement 2040 Fund[5]	73,132	304,893	4,309	0
MainStay Retirement 2050 Fund[5]	42,255	231,659	2,187	0
MainStay S&P 500 Index Fund	3,354,175	1,275,945	1,039,117	637,972
MainStay Short Term Bond Fund	543,526	201,625	135,883	0
MainStay U.S. Equity Opportunities Fund	3,123,445	0	1,561,739	0
MainStay U.S. Small Cap Fund	3,480,552	29,276	1,740,281	0

1 After expense reimbursement or waiver, as applicable.

2 $1,065,096 was paid to MacKay and $1,069,416 was paid to Epoch as Subadvisors of the Fund for the period ended October 31, 2011.

3 Madison Square Investors LLC, the predecessor entity to Cornerstone Capital Management Holdings LLC, became Subadvisor to the Fund on July 1, 2011 and was paid $549,554 for the period July 1, 2011 through fiscal year ended October 31, 2011. MacKay Shields served as Subadvisor for the period November 1, 2010 through June 30, 2011 and was paid $2,000,214.

4 $3,463,479 was paid to ICAP and $3,505,784 was paid to Markston as Subadvisors of the Fund for the fiscal year ended October 31, 2011.

5 Madison Square Investors LLC, the predecessor entity to Cornerstone Capital Management Holdings LLC, served as the Funds' Subadvisor for the period November 1, 2010 through December 31, 2010.

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	YEAR ENDED 10/31/10
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID[1]	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,620,792	$0	$782,929	$0
MainStay Convertible Fund	4,368,785	0	2,133,663	0
MainStay Global High Income Fund	1,980,771	0	963,288	0
MainStay Government Fund	2,004,911	548,437	698,677	274,217
MainStay High Yield Corporate Bond Fund	34,136,769	0	16,749,367	0
MainStay Income Builder Fund[2]	4,267,082	0	2,119,649	0
MainStay International Equity Fund	5,471,612	0	3,624,649	0
MainStay Large Cap Growth Fund	32,177,080	2,524,026	10,237,936	0
MainStay MAP Fund[3]	10,734,105	0	5,781,704	0
MainStay Money Market Fund	2,444,161	3,009,712	0	0
MainStay Tax Free Bond Fund	1,493,488	287,611	575,213	14,803
MainStay Unconstrained Bond Fund	859,164	51,293	383,770	25,647
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	2,498,175	564,188	966,962	282,094
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	4,520,653	0	1,357,259	0
MainStay Conservative Allocation Fund[4]	0	103,959	96,975	0
MainStay Epoch Global Choice Fund[5]	450,794	152,261	259,837	0
MainStay Epoch Global Equity Yield Fund[5]	2,265,914	460,780	1,324,509	0
MainStay Epoch International Small Cap Fund[5]	1,583,421	22,158	916,812	0
MainStay Epoch U.S. Equity Fund[5]	1,245,496	47,839	702,549	0
MainStay Epoch U.S. All Cap Fund	3,373,024	0	1,686,571	0
MainStay Floating Rate Fund	5,154,475	0	0	0
MainStay Growth Allocation Fund[4]	0	283,235	95,690	0
MainStay High Yield Municipal Bond Fund[6]	118,847	157,561	(19,349)	78,780
MainStay ICAP Equity Fund	6,603,164	262,844	3,301,826	0
MainStay ICAP Global Fund	333,963	154,597	166,991	0
MainStay ICAP International Fund	6,121,889	930,695	3,059,389	0
MainStay ICAP Select Equity Fund	20,689,629	1,685,965	10,343,006	0
MainStay Indexed Bond Fund	2,065,647	623,268	0	0
MainStay Intermediate Term Bond Fund	3,513,852	1,197,968	1,178,714	0
MainStay International Opportunities Fund	1,275,377	137,464	568,982	68,732
MainStay Moderate Allocation Fund[4]	0	183,156	187,355	0
MainStay Moderate Growth Allocation Fund[4]	0	326,523	183,391	0
MainStay Retirement 2010 Fund[4]	42,106	268,144	21,054	0
MainStay Retirement 2020 Fund[4]	60,526	297,524	30,264	0
MainStay Retirement 2030 Fund[4]	75,925	393,944	37,965	0
MainStay Retirement 2040 Fund[4]	43,293	283,716	21,647	0
MainStay Retirement 2050 Fund[4]	21,559	199,961	10,780	0
MainStay S&P 500 Index Fund	3,198,398	1,906,573	646,053	953,287
MainStay Short Term Bond Fund	734,022	268,427	183,504	0
MainStay U.S. Equity Opportunities Fund	2,791,125	0	1,395,612	0
MainStay U.S. Small Cap Fund	3,211,839	321,397	1,606,008	0

1 After expense reimbursement or waiver, as applicable.

2 $993,063 was paid to MacKay Shields and $1,226,586 was paid to Epoch as Subadvisors of the Fund for the fiscal year ended October 31, 2010.

3 $2,855,380 was paid to ICAP and $2,926,324 was paid to Markston as Subadvisors of the Fund for the fiscal year ended October 31, 2010.

4 Madison Square Investors LLC, the predecessor entity to Cornerstone Capital Management Holdings LLC, served as the Fund's subadvisor from inception through December 31, 2010.

5 For the period November 14, 2009 through October 31, 2010. Effective January 1, 2010, the Fund changed its fiscal year end from December 31 to October 31.

6 Reimbursement of ($78,780) exceeded subadvisory fee of $59,432. The MainStay High Yield Municipal Bond Fund commenced investment operations on March 31, 2010.

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State Street, One Lincoln Street, Boston, Massachusetts, 02111-2900 provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Distribution Agreements

NYLIFE Distributors LLC (“Distributor”), a limited liability company organized under the laws of Delaware with a principal place of business located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor and principal underwriter of each Fund's shares pursuant to an Amended and Restated Distribution Agreement ("Distribution Agreement"), dated August 1, 2002 for Funds of the MainStay Funds, March 30, 2005 for the MainStay High Yield Opportunities Fund, and November 10, 2009 for the Funds of MainStay Funds Trust. NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated company, and other financial intermediaries, sell shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor compensates these financial intermediary firms for their efforts in selling shares of the Funds. These firms, in turn, pay commissions to their sales representatives as well as pay the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the MainStay Group of Funds. The Distributor receives sales loads and distribution plan payments. The MainStay Group of Funds anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes and receives no compensation from the MainStay Group of Funds under the Distribution Agreements. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted and/or which financial intermediary firm is listed on the account. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

The Distribution Agreements remain in effect for two years following their respective initial effective dates, and continue in effect if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to MainStay Funds, Eclipse Funds Inc., and/or MainStay Funds Trust. The Distribution Agreements will terminate in the event of their respective assignment.

Distribution Plans

With respect to each of the Funds (except the MainStay Money Market Fund) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares of certain Funds (the "Investor Class Plans," the "Class A Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and the "Class R3 Plans," or collectively, the "12b-1 Plans"). Only certain Funds currently offer Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares.

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years. With regard to Class B shares that are converted to Investor Class or Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board Members or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board Members in the manner described above. Each 12b-1 Plan may be terminated at any time, without

70

payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the MainStay Group of Funds for review by the Board Members, and the Board Members shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board Members' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

Pursuant to FINRA Conduct Rule 2830, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

71

The MainStay California Tax Free Opportunities Fund commenced operations on February 28, 2013 and MainStay Short Duration High Yield Fund commenced operations on December 17, 2012. Therefore, no distribution and/or service fees had been paid by those Funds pursuant to the 12b-1 Plan for the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010.

For fiscal year ended October 31, 2012, the Funds paid distribution and/or service fees pursuant to the Investor Class, Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/12
	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$36,492	$29,222	$63,481	$13,810	$0	$0
MainStay Convertible Fund	208,310	834,607	382,603	837,825	0	0
MainStay Global High Income Fund	61,933	394,770	204,440	840,882	0	0
MainStay Government Fund	147,546	446,128	234,671	291,674	0	0
MainStay High Yield Corporate Bond Fund	729,804	9,223,529	2,402,492	7,336,823	28,056	0
MainStay Income Builder Fund	406,508	656,854	549,980	139,690	0	0
MainStay International Equity Fund	85,475	158,475	178,750	116,981	29,698	9,486
MainStay Large Cap Growth Fund	469,067	4,365,669	669,823	3,988,587	2,247,969	1,005,569
MainStay MAP Fund	295,037	748,239	988,596	1,314,904	51,187	9,704
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Tax Free Bond Fund	53,810	836,397	54,130	541,549	0	0
MainStay Unconstrained Bond Fund	55,073	444,959	158,800	542,408	0	0
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	5,718	1,056,180	0	1,607,519	0	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	148,726	343,964	565,248	545,090	108,553	1,380
MainStay Conservative Allocation Fund	113,480	381,849	346,560	343,774	0	0
MainStay Epoch Global Choice Fund	682	9,293	0	2,241	0	0
MainStay Epoch Global Equity Yield Fund	6,299	775,238	0	683,504	0	0
MainStay Epoch International Small Cap Fund	1,910	13,374	0	21,347	0	0
MainStay Epoch U.S. All Cap Fund	19,664	30,551	56,877	30,272	0	0
MainStay Epoch U.S. Equity Yield Fund	838	1,848	0	2,907	0	0
MainStay Floating Rate Fund	64,706	1,029,778	129,873	1,873,775	0	0
MainStay Growth Allocation Fund	185,570	187,122	502,674	130,884	0	0
MainStay High Yield Municipal Bond Fund	3,774	801,069	0	1,257,828	0	0
MainStay ICAP Equity Fund	29,670	74,411	0	84,234	24,076	14,060
MainStay ICAP Global Fund	1,487	10,218	0	3,206	0	0
MainStay ICAP International Fund	22,659	519,320	0	144,756	102,761	53,378
MainStay ICAP Select Equity Fund	451,183	1,472,953	589,825	978,247	55,340	69,804
MainStay Indexed Bond Fund	16,668	208,760	0	0	0	0
MainStay Intermediate Term Bond Fund	17,641	146,539	88,204	324,967	22	0
MainStay International Opportunities Fund	523	378	0	1,357	0	0
MainStay Moderate Allocation Fund	243,146	546,139	761,479	407,040	0	0
MainStay Moderate Growth Allocation Fund	320,695	421,560	922,572	274,583	0	0
MainStay New York Tax Free Opportunities Fund[1]	68	1,183	0	605	0	0
MainStay Retirement 2010 Fund	1,942	16,321	0	0	40,324	4,128
MainStay Retirement 2020 Fund	8,452	30,883	0	0	58,810	10,298
MainStay Retirement 2030 Fund	9,022	30,197	0	0	42,615	31,939
MainStay Retirement 2040 Fund	7,408	16,569	0	0	26,594	26,808
MainStay Retirement 2050 Fund	3,550	6,037	0	0	8,999	17,136
MainStay S&P 500 Index Fund	52,764	730,730	0	0	0	0
MainStay Short Term Bond Fund	10,649	82,224	0	0	0	0
MainStay U.S. Equity Opportunities Fund	355	1,650	0	4,228	0	0
MainStay U.S. Small Cap Fund	171,251	220,946	341,420	171,676	16	0

1 MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012.

72

For fiscal year ended October 31, 2011, the Funds paid distribution and/or service fees pursuant to the Investor Class, Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/11
	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$35,479	$30,783	$80,309	$12,780	$0	$0
MainStay Convertible Fund	217,722	1,045,498	528,053	984,273	0	0
MainStay Global High Income Fund	55,577	363,935	244,742	830,188	0	0
MainStay Government Fund	149,562	437,806	296,223	263,845	0	0
MainStay High Yield Corporate Bond Fund	701,721	8,447,491	3,245,152	6,753,977	25,931	0
MainStay Income Builder Fund	419,323	627,821	666,827	111,970	0	0
MainStay International Equity Fund	95,014	245,905	270,638	170,860	32,710	6,562
MainStay Large Cap Growth Fund	256,661	3,687,325	817,166	3,297,437	842,176	414,350
MainStay MAP Fund	291,222	869,859	1,325,620	1,570,595	62,579	9,342
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Tax Free Bond Fund	52,457	594,170	52,690	342,300	0	0
MainStay Unconstrained Bond Fund	46,653	359,211	182,451	394,619	0	0
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	9,136	968,636	0	1,351,503	0	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	147,927	384,451	677,496	607,819	107,613	1,032
MainStay Conservative Allocation Fund	95,788	337,303	325,817	292,836	0	0
MainStay Epoch Global Choice Fund	463	3,771	0	483	0	0
MainStay Epoch Global Equity Yield Fund	2,051	299,485	0	195,841	0	0
MainStay Epoch International Small Cap Fund	1,625	19,193	0	20,129	0	0
MainStay Epoch U.S. All Cap Fund	19,276	28,844	66,039	40,289	0	0
MainStay Epoch U.S. Equity Yield Fund	489	2,537	0	841	0	0
MainStay Floating Rate Fund	60,726	1,257,620	164,911	2,024,348	0	0
MainStay Growth Allocation Fund	177,536	191,221	534,046	125,871	0	0
MainStay High Yield Municipal Bond Fund	1,810	141,848	0	172,270	0	0
MainStay ICAP Equity Fund	30,237	77,340	0	78,781	13,921	12,626
MainStay ICAP Global Fund	1,223	9,823	0	2,751	0	0
MainStay ICAP International Fund	25,728	498,796	0	171,696	99,181	55,164
MainStay ICAP Select Equity Fund	466,052	1,391,969	792,871	1,036,703	56,643	71,124
MainStay Indexed Bond Fund	14,446	196,716	0	0	0	0
MainStay Intermediate Term Bond Fund	12,233	97,223	73,938	220,051	0	0
MainStay International Opportunities Fund	558	271	0	1,231	0	0
MainStay Moderate Allocation Fund	214,346	549,144	756,728	398,522	0	0
MainStay Moderate Growth Allocation Fund	296,998	423,909	965,816	268,347	0	0
MainStay Retirement 2010 Fund	1,416	17,173	0	0	10,604	3,982
MainStay Retirement 2020 Fund	6,207	35,418	0	0	13,485	10,074
MainStay Retirement 2030 Fund	5,883	34,358	0	0	13,468	31,264
MainStay Retirement 2040 Fund	4,740	18,149	0	0	11,831	25,182
MainStay Retirement 2050 Fund	2,061	5,759	0	0	5,405	14,918
MainStay S&P 500 Index Fund	50,795	506,592	0	0	0	0
MainStay Short Term Bond Fund	9,627	76,428	0	0	0	0
MainStay U.S. Equity Opportunities Fund	304	715	0	3,923	0	0
MainStay U.S. Small Cap Fund	173,353	253,777	429,229	199,963	0	0

73

For fiscal year ended October 31, 2010, the Funds paid distribution and/or service fees pursuant to the Investor Class, Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/10
	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$33,430	$30,549	$95,699	$13,892	$0	$0
MainStay Convertible Fund	205,105	917,306	573,179	839,899	0	0
MainStay Global High Income Fund	48,109	334,754	258,490	714,900	0	0
MainStay Government Fund	156,711	462,490	404,695	330,392	0	0
MainStay High Yield Corporate Bond Fund	680,815	8,078,020	4,107,173	6,826,541	19,651	0
MainStay Income Builder Fund	414,513	575,028	751,023	98,556	0	0
MainStay International Equity Fund	97,088	271,466	329,961	194,288	25,310	2,504
MainStay Large Cap Growth Fund	210,536	3,506,720	849,839	2,317,204	415,308	147,336
MainStay MAP Fund	264,804	842,724	1,556,490	1,645,696	57,842	8,506
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Tax Free Bond Fund	55,264	498,374	79,088	213,876	0	0
MainStay Unconstrained Bond Fund	34,631	204,365	190,600	196,023	0	0
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	7,357	236,384	0	195,339	0	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	144,510	388,957	739,728	652,154	136,736	660
MainStay Conservative Allocation Fund	74,844	266,238	291,386	242,840	0	0
MainStay Epoch Global Choice Fund	154	4,502	0	280	0	0
MainStay Epoch Global Equity Yield Fund	211	45,462	0	19,681	0	0
MainStay Epoch International Small Cap Fund	355	7,964	0	6,737	0	0
MainStay Epoch U.S. All Cap Fund	17,108	37,241	64,347	37,537	0	0
MainStay Epoch U.S. Equity Yield Fund	166	1,115	0	219	0	0
MainStay Floating Rate Fund	54,203	960,363	187,045	1,542,495	0	0
MainStay Growth Allocation Fund	150,947	168,751	506,984	114,642	0	0
MainStay High Yield Municipal Bond Fund[1]	428	12,290	0	9,799	0	0
MainStay ICAP Equity Fund	29,633	68,287	0	63,812	7,963	5,825
MainStay ICAP Global Fund	775	4,523	0	1,627	0	0
MainStay ICAP International Fund	25,247	427,325	0	172,585	82,335	40,362
MainStay ICAP Select Equity Fund	428,160	1,069,122	904,436	850,821	53,694	32,716
MainStay Indexed Bond Fund	12,732	212,504	0	0	0	0
MainStay Intermediate Term Bond Fund	8,316	90,952	66,472	199,939	0	0
MainStay International Opportunities Fund	357	181	0	901	0	0
MainStay Moderate Allocation Fund	178,038	474,441	701,415	360,836	0	0
MainStay Moderate Growth Allocation Fund	244,730	382,844	912,314	237,403	0	0
MainStay Retirement 2010 Fund	785	16,594	0	0	4,286	4,552
MainStay Retirement 2020 Fund	3,652	30,437	0	0	3,510	8,968
MainStay Retirement 2030 Fund	2,951	28,669	0	0	5,881	27,223
MainStay Retirement 2040 Fund	2,407	15,032	0	0	6,323	20,554
MainStay Retirement 2050 Fund	1,121	4,683	0	0	2,752	12,042
MainStay S&P 500 Index Fund	46,891	504,654	0	0	0	0
MainStay Short Term Bond Fund	8,682	107,680	0	0	0	0
MainStay U.S. Equity Opportunities Fund	169	554	0	3,452	0	0
MainStay U.S. Small Cap Fund	149,949	236,553	430,537	196,763	0	0

1  The MainStay High Yield Municipal Bond Fund commenced investment operations on March 30, 2010.

74

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Distributor retained the following amounts of sales charges, including CDSCs, for Investor Class shares of the Funds:

CDSC - INVESTOR CLASS SHARES	YEAR ENDED 10/31/12	YEAR ENDED 10/31/11	YEAR ENDED 10/31/10
MAINSTAY FUNDS
MainStay Common Stock Fund	$3,708	$3,249	$3,379
MainStay Convertible Fund	20,252	29,398	22,694
MainStay Global High Income Fund	15,270	12,552	11,840
MainStay Government Fund	8,901	9,083	12,561
MainStay High Yield Corporate Bond Fund	139,264	105,027	105,403
MainStay Income Builder Fund	22,262	20,649	20,331
MainStay International Equity Fund	9,732	14,391	15,179
MainStay Large Cap Growth Fund	23,132	34,355	30,631
MainStay MAP Fund	39,192	44,903	48,610
MainStay Money Market Fund	195	0	300
MainStay Tax Free Bond Fund	11,274	7,592	8,158
MainStay Unconstrained Bond Fund	20,279	20,615	13,485
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	4,532	4,695	1,824
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	22,005	25,605	24,106
MainStay Conservative Allocation Fund	68,084	60,636	52,296
MainStay Epoch Global Choice Fund	418	837	505
MainStay Epoch Global Equity Yield Fund	7,870	4,953	650
MainStay Epoch International Small Cap Fund	573	2,084	918
MainStay Epoch U.S. All Cap Fund	4,520	5,496	5,014
MainStay Epoch U.S. Equity Yield Fund	1,092	884	285
MainStay Floating Rate Fund	7,468	9,475	7,986
MainStay Growth Allocation Fund	82,236	90,427	90,001
MainStay High Yield Municipal Bond Fund	6,633	2,100	1,687
MainStay ICAP Equity Fund	6,268	7,189	7,648
MainStay ICAP Global Fund	662	1,262	1,268
MainStay ICAP International Fund	4,467	6,775	6,354
MainStay ICAP Select Equity Fund	30,722	35,958	36,349
MainStay Indexed Bond Fund	2,591	2,208	2,805
MainStay Intermediate Term Bond Fund	10,674	4,762	5,707
MainStay International Opportunities Fund	221	451	452
MainStay Moderate Allocation Fund	124,549	127,090	108,599
MainStay Moderate Growth Allocation Fund	156,340	163,737	153,043
MainStay New York Tax Free Opportunities Fund[1]	2,323	N/A	N/A
MainStay Retirement 2010 Fund	2,331	1,693	2,207
MainStay Retirement 2020 Fund	9,084	7,747	6,298
MainStay Retirement 2030 Fund	14,820	10,292	7,155
MainStay Retirement 2040 Fund	11,139	8,609	5,395
MainStay Retirement 2050 Fund	6,725	3,960	2,525
MainStay S&P 500 Index Fund	5,832	6,021	6,934
MainStay Short Term Bond Fund	1,599	1,682	1,930
MainStay U.S. Equity Opportunities Fund	236	425	135
MainStay U.S. Small Cap Fund	18,973	22,395	20,316

1 MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012.

75

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Distributor retained the following amounts of sales charges, including CDSCs, for Class A shares of the Funds:

CDSC - CLASS A SHARES	YEAR ENDED 10/31/12	YEAR ENDED 10/31/11	YEAR ENDED 10/31/10
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,343	$1,421	$1,513
MainStay Convertible Fund	42,463	124,067	120,155
MainStay Global High Income Fund	65,191	66,780	78,133
MainStay Government Fund	36,753	18,274	24,336
MainStay High Yield Corporate Bond Fund	1,260,951	759,775	827,249
MainStay Income Builder Fund	55,879	24,026	10,548
MainStay International Equity Fund	6,917	16,646	20,905
MainStay Large Cap Growth Fund	87,565	232,340	110,902
MainStay MAP Fund	30,569	46,154	39,933
MainStay Money Market Fund	27,547	35,007	3,014
MainStay Tax Free Bond Fund	200,917	95,326	154,786
MainStay Unconstrained Bond Fund	93,625	134,414	94,625
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	86,052	260,967	151,239
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	15,415	18,860	15,119
MainStay Conservative Allocation Fund	101,279	90,530	95,047
MainStay Epoch Global Choice Fund	1,507	1,738	692
MainStay Epoch Global Equity Yield Fund	145,157	169,387	16,513
MainStay Epoch International Small Cap Fund	1,524	4,451	2,738
MainStay Epoch U.S. All Cap Fund	6,159	7,269	2,505
MainStay Epoch U.S. Equity Yield Fund	1,568	1,764	452
MainStay Floating Rate Fund	83,700	118,483	89,062
MainStay Growth Allocation Fund	25,177	30,245	32,302
MainStay High Yield Municipal Bond Fund	396,691	111,233	35,150
MainStay ICAP Equity Fund	8,005	8,698	6,367
MainStay ICAP Global Fund	129	1,161	927
MainStay ICAP International Fund	5,092	9,812	10,748
MainStay ICAP Select Equity Fund	47,853	58,227	61,789
MainStay Indexed Bond Fund	8,299	8,444	12,471
MainStay Intermediate Term Bond Fund	68,423	27,409	28,548
MainStay International Opportunities Fund	552	131	28
MainStay Moderate Allocation Fund	86,150	102,681	108,665
MainStay Moderate Growth Allocation Fund	62,099	64,526	80,181
MainStay New York Tax Free Opportunities Fund[1]	334	N/A	N/A
MainStay Retirement 2010 Fund	2,963	499	602
MainStay Retirement 2020 Fund	1,903	2,789	2,117
MainStay Retirement 2030 Fund	3,216	3,488	1,005
MainStay Retirement 2040 Fund	2,066	1,978	466
MainStay Retirement 2050 Fund	430	864	141
MainStay S&P 500 Index Fund	8,385	5,074	6,244
MainStay Short Term Bond Fund	13,034	3,722	9,336
MainStay U.S. Equity Opportunities Fund	519	701	516
MainStay U.S. Small Cap Fund	16,043	16,229	11,443

1 MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012.

76

For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Distributor retained the following amounts of sales charges, including CDSCs, for Class B shares of the Funds:

CDSC - CLASS B SHARES	YEAR ENDED 10/31/12	YEAR ENDED 10/31/11	YEAR ENDED 10/31/10
MAINSTAY FUNDS
MainStay Common Stock Fund	$9,401	$14,315	$13,819
MainStay Convertible Fund	45,999	65,932	66,680
MainStay Global High Income Fund	29,166	36,825	27,505
MainStay Government Fund	27,589	36,342	53,364
MainStay High Yield Corporate Bond Fund	259,204	297,896	397,519
MainStay Income Builder Fund	55,222	70,392	83,131
MainStay International Equity Fund	29,122	44,494	38,784
MainStay Large Cap Growth Fund	86,320	125,508	131,928
MainStay MAP Fund	155,074	142,095	187,674
MainStay Money Market Fund[1]	134,941	164,592	212,630
MainStay Tax Free Bond Fund	23,408	15,754	9,544
MainStay Unconstrained Bond Fund	21,301	16,123	15,618
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	48,203	75,738	117,039
MainStay Conservative Allocation Fund	52,848	48,700	45,386
MainStay Epoch U.S. All Cap Fund	8,597	8,273	12,085
MainStay Floating Rate Fund	19,708	15,075	21,809
MainStay Growth Allocation Fund	93,527	124,547	101,922
MainStay High Yield Municipal Bond Fund	439	676	0
MainStay ICAP Select Equity Fund	77,143	78,838	88,145
MainStay Intermediate Term Bond Fund	16,635	8,187	8,870
MainStay Moderate Allocation Fund	126,134	128,964	123,860
MainStay Moderate Growth Allocation Fund	156,358	191,195	172,369
MainStay U.S. Small Cap Fund	44,132	55,552	62,420

1 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

77

2 For the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, the Distributor retained the following amounts of sales charges, including CDSCs, for Class C shares of the Funds:

CDSC - CLASS C SHARES	YEAR ENDED 10/31/12	YEAR ENDED 10/31/11	YEAR ENDED 10/31/10
MAINSTAY FUNDS
MainStay Common Stock Fund	$15	$72	$29
MainStay Convertible Fund	15,331	12,608	19,983
MainStay Global High Income Fund	14,167	17,581	21,158
MainStay Government Fund	5,326	4,460	6,614
MainStay High Yield Corporate Bond Fund	61,493	78,246	203,075
MainStay Income Builder Fund	2,056	781	271
MainStay International Equity Fund	1,613	4,599	13,588
MainStay Large Cap Growth Fund	71,955	61,337	48,192
MainStay MAP Fund	5,308	6,056	7,576
MainStay Money Market Fund[1]	19,293	16,271	13,276
MainStay Tax Free Bond Fund	10,540	20,977	12,421
MainStay Unconstrained Bond Fund	12,121	15,551	3,890
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	37,621	76,891	10,794
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	2,153	1,948	3,366
MainStay Conservative Allocation Fund	8,470	8,106	8,920
MainStay Epoch Global Choice Fund	0	206	54
MainStay Epoch Global Equity Yield Fund	34,499	9,794	0
MainStay Epoch International Small Cap Fund	291	1,020	0
MainStay Epoch U.S. All Cap Fund	98	191	157
MainStay Epoch U.S. Equity Yield Fund	526	0	0
MainStay Floating Rate Fund	26,827	71,419	49,655
MainStay Growth Allocation Fund	2,210	1,770	2,397
MainStay High Yield Municipal Bond Fund	23,819	8,904	0
MainStay ICAP Equity Fund	3,277	1,490	1,096
MainStay ICAP Global Fund	128	174	489
MainStay ICAP International Fund	974	861	1,826
MainStay ICAP Select Equity Fund	10,431	17,073	15,104
MainStay Intermediate Term Bond Fund	9,060	7,633	6,536
MainStay International Opportunities Fund	1	14	0
MainStay Moderate Allocation Fund	5,931	5,518	7,418
MainStay Moderate Growth Allocation Fund	4,159	5,833	3,984
MainStay New York Tax Free Opportunities Fund[2]	23	N/A	N/A
MainStay U.S. Equity Opportunities Fund	5	259	15
MainStay U.S. Small Cap Fund	1,697	969	1,332

1 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

2 MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012.

78

For the fiscal year ended October 31, 2012, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$15	$32	$1,634	$56,212	$3,593	$13,690	$75,176
MainStay Convertible Fund	73	293	11,088	304,278	15,420	6,959	338,111
MainStay Global High Income Fund	56	277	8,379	160,590	3,891	4,193	177,385
MainStay Government Fund	40	130	5,959	199,653	6,555	4,198	216,535
MainStay High Yield Corporate Bond Fund	517	2,770	83,389	1,627,381	71,910	89,385	1,875,353
MainStay Income Builder Fund	85	271	13,703	504,178	24,480	10,464	553,180
MainStay International Equity Fund	47	70	4,047	135,463	7,737	2,498	149,863
MainStay Large Cap Growth Fund	2,280	9,886	242,937	359,843	320,260	69,569	1,004,775
MainStay MAP Fund	164	376	16,845	505,805	27,528	19,588	570,307
MainStay Money Market Fund	334	1,692	53,513	0	0	23,275	78,814
MainStay Tax Free Bond Fund	33	247	6,947	126,242	2,237	3,628	139,333
MainStay Unconstrained Bond Fund	68	389	11,042	187,189	3,831	5,266	207,786
ECLIPSE FUNDS INC.							-
MainStay High Yield Opportunities Fund	13	93	2,435	36,543	944	1,094	41,121
MAINSTAY FUNDS TRUST							-
MainStay Balanced Fund	84	244	9,680	269,717	13,240	29,942	322,906
MainStay Conservative Allocation Fund	252	600	21,791	521,620	5,463	9,356	559,081
MainStay Epoch Global Choice Fund	1	6	166	3,137	0	80	3,390
MainStay Epoch Global Equity Yield Fund	25	150	3,950	55,385	1,123	1,662	62,296
MainStay Epoch International Small Cap Fund	2	7	231	5,115	58	4,759	10,172
MainStay Epoch U.S. All Cap Fund	16	51	1,821	45,721	1,671	949	50,230
MainStay Epoch U.S. Equity Yield Fund	3	20	511	7,681	0	6,022	14,235
MainStay Floating Rate Fund	59	308	9,165	128,254	3,500	4,567	145,852
MainStay Growth Allocation Fund	315	615	24,987	680,791	16,057	11,132	733,898
MainStay High Yield Municipal Bond Fund	21	155	3,891	47,390	908	1,683	54,048
MainStay ICAP Equity Fund	35	117	3,649	62,558	4,542	1,590	72,491
MainStay ICAP Global Fund	2	10	286	5,183	359	724	6,565
MainStay ICAP International Fund	14	63	2,054	47,460	2,713	1,108	53,412
MainStay ICAP Select Equity Fund	127	328	16,756	597,933	36,611	12,029	663,784
MainStay Indexed Bond Fund	25	119	3,384	39,238	1,761	1,495	46,022
MainStay Intermediate Term Bond Fund	36	197	5,500	90,379	1,245	2,486	99,843
MainStay International Opportunities Fund	0	4	98	1,809	0	48	1,960
MainStay Moderate Allocation Fund	469	1,013	38,792	985,645	12,359	16,961	1,055,237
MainStay Moderate Growth Allocation Fund	584	1,173	46,696	1,249,569	29,348	20,533	1,347,903
MainStay New York Tax Free Opportunities Fund[2]	0	1	38	587	0	17	643
MainStay Retirement 2010 Fund	11	4	428	16,165	328	127	17,061
MainStay Retirement 2020 Fund	41	29	1,943	61,347	1,826	645	65,831
MainStay Retirement 2030 Fund	60	68	3,364	97,336	2,159	1,148	104,135
MainStay Retirement 2040 Fund	44	52	2,512	73,974	2,458	877	79,917
MainStay Retirement 2050 Fund	27	30	1,471	43,449	1,348	494	46,817
MainStay S&P 500 Index Fund	57	154	5,649	101,616	4,991	2,747	115,214
MainStay Short Term Bond Fund	13	44	1,477	24,425	880	708	27,547
MainStay U.S. Equity Opportunities Fund	1	5	133	1,717	0	61	1,916
MainStay U.S. Small Cap Fund	79	169	8,238	272,085	13,911	19,865	314,348

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012.

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For the fiscal year ended October 31, 2012, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$14	$35	$1,519	$20,218	$15,476	$1,126	$38,388
MainStay Convertible Fund	1,273	5,818	148,412	299,887	609,663	96,835	1,161,888
MainStay Global High Income Fund	1,075	5,197	129,265	188,478	578,478	56,534	959,027
MainStay Government Fund	252	1,212	32,712	317,091	177,092	18,473	546,833
MainStay High Yield Corporate Bond Fund	23,832	115,446	2,868,787	7,034,428	8,261,513	1,902,950	20,206,956
MainStay Income Builder Fund	698	3,093	83,991	534,051	430,262	51,789	1,103,884
MainStay International Equity Fund	143	445	14,688	64,681	102,920	23,036	205,912
MainStay Large Cap Growth Fund	12,630	55,704	1,378,473	190,037	2,893,359	1,410,057	5,940,261
MainStay MAP Fund	334	1,357	44,934	270,697	611,390	47,266	975,978
MainStay Money Market Fund	2,569	8,996	296,782	0	6,545	123,549	438,441
MainStay Tax Free Bond Fund	3,670	18,686	455,887	839,912	1,703,138	168,110	3,189,404
MainStay Unconstrained Bond Fund	999	5,438	138,096	420,510	532,077	68,184	1,165,304
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	6,209	28,112	670,406	50,758	989,338	421,901	2,166,725
MAINSTAY FUNDS TRUST							-
MainStay Balanced Fund	228	911	27,618	201,617	219,856	28,667	478,898
MainStay Conservative Allocation Fund	359	2,162	60,842	596,909	333,626	29,896	1,023,795
MainStay Epoch Global Choice Fund	13	70	1,821	1,224	11,595	14,444	29,166
MainStay Epoch Global Equity Yield Fund	7,525	34,030	804,851	45,702	1,200,662	294,714	2,387,485
MainStay Epoch International Small Cap Fund	22	97	2,525	5,046	11,506	14,807	34,002
MainStay Epoch U.S. All Cap Fund	33	161	4,494	23,315	39,256	2,127	69,385
MainStay Epoch U.S. Equity Yield Fund	8	50	1,301	2,776	8,089	14,252	26,476
MainStay Floating Rate Fund	2,134	11,517	291,633	480,661	948,623	241,135	1,975,702
MainStay Growth Allocation Fund	123	537	17,177	233,633	95,500	23,185	370,155
MainStay High Yield Municipal Bond Fund	9,502	44,115	1,044,728	260,049	3,274,943	304,358	4,937,695
MainStay ICAP Equity Fund	87	372	10,558	23,847	83,816	5,982	124,662
MainStay ICAP Global Fund	3	24	717	984	9,052	895	11,675
MainStay ICAP International Fund	3,328	14,949	355,952	25,149	296,904	140,655	836,936
MainStay ICAP Select Equity Fund	4,364	19,224	474,529	430,735	947,212	216,249	2,092,312
MainStay Indexed Bond Fund	414	1,132	37,868	129,806	83,675	15,504	268,400
MainStay Intermediate Term Bond Fund	838	4,174	102,767	180,165	389,606	35,230	712,780
MainStay International Opportunities Fund	7	33	782	357	4,155	209	5,544
MainStay Moderate Allocation Fund	337	1,780	54,299	765,883	258,542	30,241	1,111,081
MainStay Moderate Growth Allocation Fund	245	1,152	36,863	539,972	234,641	21,935	834,808
MainStay New York Tax Free Opportunities Fund[2]	41	194	4,580	679	20,908	1,281	27,685
MainStay Retirement 2010 Fund	19	42	1,684	13,494	1,284	816	17,339
MainStay Retirement 2020 Fund	33	47	2,409	16,440	9,269	1,190	29,388
MainStay Retirement 2030 Fund	40	58	2,819	21,296	7,524	1,331	33,066
MainStay Retirement 2040 Fund	34	36	2,000	14,660	3,704	849	21,282
MainStay Retirement 2050 Fund	16	5	669	3,346	3,573	242	7,851
MainStay S&P 500 Index Fund	672	1,818	56,732	314,754	436,403	47,570	857,950
MainStay Short Term Bond Fund	198	950	23,639	38,450	65,718	22,986	151,942
MainStay U.S. Equity Opportunities Fund	2	13	337	1,156	2,890	220	4,617
MainStay U.S. Small Cap Fund	149	566	17,825	125,680	173,128	26,541	343,889

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012.

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For the fiscal year ended October 31, 2012, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$17	$26	$1,220	$32,439	$5,872	$585	$40,158
MainStay Convertible Fund	85	318	9,645	114,005	78,489	4,523	207,065
MainStay Global High Income Fund	59	237	6,699	53,844	72,817	3,036	136,693
MainStay Government Fund	64	208	6,513	90,478	60,261	2,805	160,328
MainStay High Yield Corporate Bond Fund	762	3,482	92,994	620,544	1,000,878	37,865	1,756,525
MainStay Income Builder Fund	127	384	12,921	232,083	83,030	6,220	334,765
MainStay International Equity Fund	30	57	2,662	67,450	16,886	1,921	89,007
MainStay Large Cap Growth Fund	96	255	9,983	198,999	91,601	5,793	306,727
MainStay MAP Fund	144	409	15,579	322,140	116,809	8,579	463,660
MainStay Money Market Fund	117	522	18,964	0	64	10,411	30,079
MainStay Tax Free Bond Fund	165	773	18,540	34,579	242,902	5,554	302,513
MainStay Unconstrained Bond Fund	109	494	12,586	68,657	133,524	4,404	219,774
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	72	214	8,324	176,283	75,599	4,899	265,392
MainStay Conservative Allocation Fund	116	329	11,350	225,772	42,928	5,237	285,732
MainStay Epoch U.S. All Cap Fund	12	32	1,171	23,714	6,978	623	32,530
MainStay Floating Rate Fund	34	157	4,336	28,427	34,907	1,909	69,769
MainStay Growth Allocation Fund	160	333	13,301	315,858	38,911	6,274	374,838
MainStay ICAP Select Equity Fund	113	306	11,371	246,425	63,279	6,205	327,699
MainStay Intermediate Term Bond Fund	72	330	8,215	33,236	103,117	2,936	147,904
MainStay Moderate Allocation Fund	247	648	23,314	519,435	56,503	10,920	611,067
MainStay Moderate Growth Allocation Fund	258	550	22,398	580,269	37,498	10,978	651,951
MainStay U.S. Small Cap Fund	64	157	6,135	135,323	42,659	3,168	187,506

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

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For the fiscal year ended October 31, 2012, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$7	$31	$819	$6,255	$9,064	$314	$16,491
MainStay Convertible Fund	214	1,013	26,741	50,042	684,746	10,848	773,605
MainStay Global High Income Fund	413	1,954	48,947	51,461	781,988	16,903	901,667
MainStay Government Fund	82	506	13,507	74,458	225,338	6,075	319,966
MainStay High Yield Corporate Bond Fund	4,524	22,300	554,439	1,126,124	6,468,098	193,154	8,368,639
MainStay Income Builder Fund	274	1,242	29,660	36,342	172,625	8,483	248,627
MainStay International Equity Fund	15	44	1,669	15,778	96,144	1,032	114,683
MainStay Large Cap Growth Fund	1,337	5,979	153,406	48,215	3,279,935	59,800	3,548,672
MainStay MAP Fund	101	456	15,453	75,808	1,215,726	9,839	1,317,381
MainStay Money Market Fund	198	1,415	41,848	0	29	18,448	61,937
MainStay Tax Free Bond Fund	1,406	6,714	161,913	115,262	783,893	49,785	1,118,974
MainStay Unconstrained Bond Fund	295	1,543	38,831	120,607	355,353	14,328	530,957
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	1,109	5,030	122,931	15,496	1,402,445	38,218	1,585,228
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	60	299	9,160	71,254	475,564	5,136	561,474
MainStay Conservative Allocation Fund	170	865	23,434	208,157	133,702	9,839	376,166
MainStay Epoch Global Choice Fund	6	30	712	196	2,661	205	3,810
MainStay Epoch Global Equity Yield Fund	1,530	6,905	163,448	7,174	822,245	44,964	1,046,265
MainStay Epoch International Small Cap Fund	11	49	1,215	417	19,514	400	21,605
MainStay Epoch U.S. All Cap Fund	7	31	871	5,874	23,172	388	30,342
MainStay Epoch U.S. Equity Yield Fund	5	25	614	830	1,921	212	3,606
MainStay Floating Rate Fund	638	3,125	80,541	206,881	1,535,978	31,008	1,858,171
MainStay Growth Allocation Fund	44	146	4,833	78,950	51,120	2,250	137,343
MainStay High Yield Municipal Bond Fund	4,044	18,321	432,097	42,680	1,716,745	117,389	2,331,275
MainStay ICAP Equity Fund	34	154	3,984	9,246	69,581	1,447	84,445
MainStay ICAP Global Fund	0	2	58	1,333	1,433	30	2,858
MainStay ICAP International Fund	20	95	2,754	11,049	117,373	1,401	132,692
MainStay ICAP Select Equity Fund	220	1,006	27,081	45,203	882,295	11,241	967,047
MainStay Intermediate Term Bond Fund	303	1,595	39,488	86,500	271,726	14,004	413,616
MainStay International Opportunities Fund	0	3	74	756	523	36	1,392
MainStay Moderate Allocation Fund	123	585	17,107	236,972	165,935	7,961	428,683
MainStay Moderate Growth Allocation Fund	103	349	11,262	201,255	74,123	5,115	292,207
MainStay New York Tax Free Opportunities Fund[2]	13	62	1,465	547	4,870	435	7,392
MainStay U.S. Equity Opportunities Fund	3	16	387	458	4,475	123	5,463
MainStay U.S. Small Cap Fund	26	112	3,432	26,606	146,820	1,942	178,938

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012.

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For the fiscal year ended October 31, 2012, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay High Yield Corporate Bond Fund	$216	$966	$22,925	$217	$26,565	$6,373	$57,261
MainStay Intermediate Term Bond Fund[2]	0	0	0	-	-	0	1
MainStay International Equity Fund	71	235	6,462	245	22,333	2,071	31,417
MainStay Large Cap Growth Fund	11,935	52,211	1,276,164	1,243	2,252,291	481,938	4,075,783
MainStay MAP Fund	86	286	8,065	2,500	36,772	2,793	50,502
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	329	173	14,584	54,415	6,689	4,877	81,068
MainStay ICAP Equity Fund	210	931	22,126	-	15,190	10,262	48,719
MainStay ICAP International Fund	398	1,745	42,388	-	91,816	12,411	148,758
MainStay ICAP Select Equity Fund	132	440	12,069	1,720	30,238	6,316	50,914
MainStay Retirement 2010 Fund	82	22	3,482	-	1,017	1,364	5,966
MainStay Retirement 2020 Fund	119	32	5,043	4	2,111	1,982	9,291
MainStay Retirement 2030 Fund	88	24	3,708	-	3,953	1,447	9,220
MainStay Retirement 2040 Fund	78	21	3,137	-	5,945	1,079	10,260
MainStay Retirement 2050 Fund	43	12	1,657	-	4,867	493	7,072
MainStay U.S. Small Cap Fund[3]	0	0	0	-	-	0	0

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 MainStay Intermediate Term Bond Fund class R2 was introduced on June 29, 2012.

3 MainStay U.S. Small Cap Fund class R2 was introduced on July 31, 2012.

For the fiscal year ended October 31, 2012, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

CLASS R3 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay International Equity Fund	$30	$133	$3,295	$33	$8,298	$898	$12,688
MainStay Large Cap Growth Fund	2,875	12,400	313,463	160	1,031,154	125,391	1,485,443
MainStay MAP Fund	13	62	1,556	660	8,780	548	11,619
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	2	6	177	910	219	54	1,368
MainStay ICAP Equity Fund	32	143	3,453	971	12,126	992	17,717
MainStay ICAP International Fund	112	503	12,119	389	50,940	3,530	67,594
MainStay ICAP Select Equity Fund	76	261	8,286	147	28,782	2,404	39,957
MainStay Retirement 2010 Fund	1	0	74	0	46	48	170
MainStay Retirement 2020 Fund	5	9	375	0	419	167	975
MainStay Retirement 2030 Fund	14	8	790	0	958	418	2,189
MainStay Retirement 2040 Fund	13	9	733	0	775	368	1,898
MainStay Retirement 2050 Fund	14	4	625	0	10	265	918

1  Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

Shareholder Services Plans; Service Fees

The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2 and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered by

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New York Life Investments to shareholders of the Class R1,Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.

Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.

Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Funds' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Funds' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. ("ISS"), the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for the MainStay Balanced Fund (portion), MainStay Conservative Allocation Fund, MainStay Floating Rate Fund, MainStay Growth Allocation Fund, MainStay Indexed Bond Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Money Market Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund.

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Guidelines Examples

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor unless specified otherwise for a particular Subadvisor.

• Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

• Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

• Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

• Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay Epoch Global Choice, MainStay Epoch Global Equity Yield, MainStay Epoch International Small Cap, MainStay Epoch U.S. All Cap, MainStay Epoch U.S. Equity Yield, MainStay Income Builder (equity portion) and MainStay U.S. Small Cap Funds

The Manager has delegated proxy voting authority to the Funds' Subadvisor, Epoch. A summary of Epoch's proxy voting policies and procedures is provided below.

Epoch's proxy voting policy requires Epoch to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. Epoch's policy underscores Epoch's concern that all proxy voting decisions be made in the best interests of the Fund shareholders. Epoch's policy dictates that Epoch vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by Epoch on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.

In light of Epoch's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained ISS. ISS is a provider of risk management and corporate governance products and services to participants in the global financial markets. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted ISS's proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the

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best interests of its clients. In the event that Epoch's judgment differs from that of ISS, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for Epoch's files. Additionally, Epoch's CCO will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – are being voted consistently with Epoch's fiduciary duties.

Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

MainStay California Tax Free Opportunities, MainStay Convertible, MainStay Global High Income, MainStay Government, MainStay High Yield Corporate Bond, MainStay High Yield Municipal Bond, MainStay High Yield Opportunities, MainStay Income Builder (fixed-income portion and asset allocation), MainStay Intermediate Term Bond, MainStay New York Tax Free Opportunities, MainStay Short Duration High Yield, MainStay Short Term Bond, MainStay Tax Free Bond and MainStay Unconstrained Bond Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of MacKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields has adopted proxy-voting policies and procedures pursuant to where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or CCO determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

MainStay Balanced (equity portion), MainStay Common Stock, MainStay International Equity, MainStay International Opportunities, MainStay S&P 500 Index and MainStay U.S. Equity Opportunities Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, Cornerstone Holdings. A summary of Cornerstone Holdings' proxy voting policies and procedures is provided below.

Cornerstone Holdings has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to Cornerstone Holdings, all proxies are voted in the best interest of such clients without regard to the interests of Cornerstone Holdings or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist Cornerstone Holdings in researching and voting proxies, Cornerstone Holdings utilizes the research and implementation services of a third-party proxy service provider, ISS. Cornerstone Holdings has also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. Cornerstone Holdings' Proxy Voting Committee is responsible for general oversight of Cornerstone Holdings's Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to Cornerstone Holdings, it votes them in accordance with its standard voting guidelines unless Cornerstone Holdings agrees with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to Cornerstone Holdings on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. Cornerstone Holdings has procedures in place to review each such override request for potential material conflicts of interest between clients and Cornerstone Holdings and its affiliates. Cornerstone Holdings will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay Large Cap Growth Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

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Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

MainStay MAP, MainStay ICAP Equity, MainStay ICAP Select Equity, MainStay ICAP Global and MainStay ICAP International Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisors, Markston (MainStay MAP Fund only) and ICAP. Summaries of their proxy voting policies and procedures are provided below.

Markston (a portion of the MainStay MAP Fund only)

Markston has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Markston subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Markston's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Markston's guidelines with respect to certain typical proxy votes.

Markston retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Markston may receive fees from a company for advisory or other services at the same time that Markston has investments in the stock of that company, Markston may vote such proxy: (i) by following the vote recommendation of ISS; (ii) as it determines to be in the best interest of the client, provided that such vote would be against Markston's own interest in the matter; or (iii) in a manner that may also benefit Markston provided that they consult with outside counsel to determine what is in the best interest of the client and based on this consultation, votes in a manner which it concludes to be in the best interest of the client. Markston shall memorialize in writing the rationale of each proxy vote cast directly by Markston which involves a conflict of interest. It will be the responsibility of the portfolio manager to notify the chief compliance officer of any conflicts that might occur during proxy voting.

ICAP

ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. ICAP reviews all proxy proposals on a case-by-case basis. ICAP utilizes the research and implementation services of ISS to assist with the evaluation of each proxy proposal. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

• Vote the securities based on a pre-determined voting guideline if the application of the policy to the matter is routine in nature; or

• Vote the securities in accordance with a pre-determined policy based upon the recommendation of an independent third party, such as a proxy voting service.

In the event that a conflict still exists, ICAP will disclose the conflict to the client and obtain the client’s voting direction.

Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds' website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Manager or a Fund's Subadvisor may share the Fund's non-public portfolio holdings information with subadvisors, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street, KPMG LLP, PricewaterhouseCoopers, Russell Mellon, ISS, Loan Pricing Corporation, Interactive Data Corporation, Investment Technology Group Inc., Abel/Noser Corporation, Omgeo LLC and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial, Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the MainStay Group of Funds may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the MainStay Group of Funds against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Board Members or a majority of a Board committee consisting solely of Independent Board Members approves such disclosure.

The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Except as otherwise indicated, information regarding these other accounts, as of December 31, 2012, is set forth below.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Claude Athaide	MainStay Short Term Bond Fund	0	18 Accounts $11,456,070,189	172 Accounts $29,369,721,467	0	3 Accounts $654,302,101	8 Accounts $2,290,570,358
Jakob Bak	MainStay Global High Income Fund	0	18 Accounts $11,456,070,189	172 Accounts $29,369,721,467	0	3 Accounts $654,302,101	8 Accounts $2,290,570,358
Lee Baker	MainStay S&P 500 Index Fund	1 RIC $1,021,512,130	0	4 Accounts $1,028,156,584	0	0	0
Eric Citerne	MainStay Epoch International Small Cap Fund	0	2 Accounts $125,564,912	6 Accounts $766,627,933	0	0	0
Mark Campellone	MainStay Floating Rate Fund	1 RIC $738,152,860	0	0	0	0	7 Accounts $2,206,111,704
George Cherpelis	MainStay Indexed Bond Fund, MainStay Balanced Fund	2 RICs $1,120,667,224	0	17 Accounts $11,740,135,766	0	0	0
David E. Clement	MainStay Money Market Fund	1 RIC $733,690,459	0	0	0	0	0

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Louis N. Cohen	MainStay Government Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund, MainStay Unconstrained Bond Fund	7 RICs $2,268,605,896	18 Accounts $11,456,070,189	172 Accounts $29,369,721,467	0	3 Accounts $654,302,101	8 Accounts $2,290,570,358
Thomas M. Cole	MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay MAP Fund	18 RICs $11,356,000	13 Accounts $1,919,000	121 Accounts $11,064,000	0	0	10 Accounts $1,248,000
Robert Dial	MainStay Floating Rate Fund	1 RIC $738,152,860	0	0	0	0	7 Accounts $2,206,111,704
Robert DiMella	MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund	1 RIC $777,429,063	3 Accounts $714,224,173	28 Accounts $3,364,564,068	0	1 Account $74,242,247	0
David Dowden	MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund	1 RIC $777,429,063	3 Accounts $714,224,173	28 Accounts $3,364,564,068	0	1 Account $74,242,247	0
Carlos Garcia-Tunon	MainStay International Equity Fund	1 RIC $456,066,988	0	4 Accounts $972,527,605	0	0	3 Accounts $40,381,809
Eve Glatt	MainStay International Equity Fund	1 RIC $456,066,988	0	4 Accounts $972,527,605	0	0	3 Accounts $40,381,809
Thomas J. Girard	MainStay Balanced Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund	3 RICs $1,854,357,683	0	17 Accounts $11,740,135,766	0	0	0
Justin H. Kelly	MainStay Large Cap Growth Fund	9 RICs $6,342,000,000	7 Accounts $1,918,000,000	1,978 Accounts $9,082,000,000	0	0	5 Accounts $704,000,000
Migene Kim	MainStay Common Stock Fund	2 RICs $1,046,701,196	2 Accounts $239,381,370	23 Accounts $1,507,950,279	0	0	1 Account $31,767,398
Michael Kimble	MainStay Global High Income Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Unconstrained Bond Fund	9 RICs $3,122,562,957	18 Accounts $11,456,070,189	172 Accounts $29,369,721,467	0	3 Accounts $654,302,101	8 Accounts $2,290,570,358
Poul Kristensen	MainStay Asset Allocation Funds, MainStay Target Date Funds	0	0	0	0	0	0
Roger Lob	MainStay MAP Fund	0	1 Account $78,480,768	19 Accounts $312,189,758	0	0	0

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
John Loffredo	MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund	1 RIC $777,429,063	3 Accounts $714,224,173	28 Accounts $3,364,564,068	0	1 Account $74,242,247	0
Christopher Mullarkey	MainStay MAP Fund	0	1 Account $78,480,768	11 Accounts $283,289,332	0	0	0
James Mulvey	MainStay MAP Fund	0	1 Account $78,480,768	11 Accounts $283,289,332	0	0	0
Janet K. Navon	MainStay U.S. Small Cap Fund	7 RICs $564,364,014	7 Accounts $615,082,024	9 Accounts $315,798,347	0	0	0
Francis J. Ok	MainStay S&P 500 Index Fund	1 RIC $1,021,512,130	0	4 Accounts $1,028,156,584	0	0	0
Mona Patni	MainStay U.S. Equity Opportunities Fund	0	2 Accounts $239,381,370	23 Accounts $1,507,950,279	0	0	0
David Pearl	MainStay Epoch Global Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay U.S. Small Cap Fund	8 RICs $1,278,774,253	21 Accounts $2,644,907,073	90 Accounts $7,828,780,023	0	2 Accounts $197,446,317	15 Accounts $1,924,503,437
Michael Petty	MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund	1 RIC $777,429,063	3 Accounts $714,224,173	28 Accounts $3,364,564,068	0	1 Account $74,242,247	0
J. Matthew Philo	MainStay High Yield Corporate Bond Fund, MainStay Short Duration High Yield Fund	3 RICs $2,566,818,064	1 Account $110,268,955	40 Accounts $8,850,119,301	0	0	2 Accounts $3,170,465
William Priest	MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund	10 RICs $2,948,546,063	34 Accounts $4,555,581,331	160 Accounts $12,793,711,575	0	2 Accounts $197,446,317	19 Accounts $2,812,301,648
Edward Ramos	MainStay International Equity Fund	1 RIC $456,066,988	0	4 Accounts $972,527,605	0	0	3 Accounts $40,381,809
Steven H. Rich	MainStay Government Fund	1 RIC $373,411,941	18 Accounts $11,456,070,189	172 Accounts $29,369,721,467	0	3 Accounts $654,302,101	8 Accounts $2,290,570,358

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Dan Roberts	MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund, MainStay Unconstrained Bond Fund	6 RICs $1,887,417,188	18 Accounts $11,456,070,189	172 Accounts $29,369,721,467	0	3 Accounts $654,302,101	8 Accounts $2,290,570,358
Eric Sappenfield	MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund	4 RICs $2,066,875,530	11 Accounts $2,131,782,745	16 Accounts $4,077,442,837	0	0	2 Accounts $829,901,044
Jerrold K. Senser	MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay MAP Fund	18 RICs $11,356,000	13 Accounts $1,919,000	121 Accounts $11,064,000	0	0	10 Accounts $1,248,000
Donald F. Serek	MainStay Balanced Fund, MainStay Indexed Bond Fund	2 RICs $1,120,667,224	0	17 Accounts $11,740,135,766	0	0	0
Edward Silverstein	MainStay Convertible Fund	5 RICs $519,635,803	23 Accounts $1,143,437,317	0	0	0	2 Accounts $390,243,844
Scott Sprauer	MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund	1 RIC $777,429,063	3 Accounts $714,224,173	28 Accounts $3,364,564,068	0	1 Account $74,242,247	0
Andrew Susser	MainStay High Yield Corporate Bond Fund, MainStay Short Duration High Yield Fund	0	2 Accounts $110,271,366	37 Accounts $8,846,946,424	0	0	2 Accounts $3,170,465
Jonathan Swaney	MainStay Asset Allocation Funds, MainStay Target Date Funds	4 RICs $2,961,438,082	0	1 Account $21,400,000	0	0	0
John Tobin	MainStay Epoch U.S. Equity Yield Fund	0	0	1 Account $2,064,886	0	0	0
Arthur Torrey	MainStay Floating Rate Fund	1 RIC $738,152,860	0	0	0	0	7 Accounts $2,206,111,704
Kera Van Valen	MainStay Epoch U.S. Equity Yield Fund	None	0	1 Account $2,064,886	0	0	0
Andrew Ver Planck	MainStay Balanced Fund, MainStay Common Stock Fund, MainStay International Opportunities Fund, MainStay U.S. Equity Opportunities Fund	3 RICs $1,178,317,038	2 Accounts $239,381,370	26 Accounts $1,548,157,600	0	0	3 Accounts $56,156,506

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Taylor Wagenseil	MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Unconstrained Bond Fund	10 RICs $3,503,751,666	18 Accounts $11,456,070,189	172 Accounts $29,369,721,467	0	3 Accounts $654,302,101	8 Accounts $2,290,570,358
R. Bart Wear	MainStay Large Cap Growth Fund	9 RICs $6,342,000,000	7 Accounts $1,918,000,000	1,978 Accounts $9,082,000,000	0	0	5 Accounts $704,000,000
Michael Welhoelter	MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund, MainStay U.S. Small Cap Fund	12 RICs $3,345,649,784	38 Accounts $4,974,962,343	166 Accounts $12,990,403,624	0	2 Accounts $197,446,317	19 Accounts $2,812,301,648
Thomas R. Wenzel	MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay MAP Fund	18 RICs $11,356,000	13 Accounts $1,919,000	121 Accounts $11,064,000	0	0	10 Accounts $1,248,000
Clark J. Winslow	MainStay Large Cap Growth Fund	9 RICs $6,342,000,000	7 Accounts $1,918,000,000	1,978 Accounts $9,082,000,000	0	0	5 Accounts $704,000,000
Jae S. Yoon	MainStay Asset Allocation Funds, MainStay Balanced Fund, MainStay Target Date Funds	5 RICs $3,162,525,861	0	0	0	0	0

Portfolio Manager Compensation Structure

In an effort to retain key personnel, New York Life Investments and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that they believe are competitive with other investment management firms.

New York Life Investments

New York Life Investments' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall New York Life Investments results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

New York Life Investments offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on New York Life Investments' overall company performance. "New York Life Investments Company Performance" is determined using several key financial indicators, including operating earnings and gross and net sales. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Cornerstone Holdings

Cornerstone Holdings' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Cornerstone Holdings results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results,

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measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

Cornerstone Holdings offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on Cornerstone Holdings' overall company performance. "Cornerstone Holdings Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is available for senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

Epoch

Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its Operating Committee. Epoch's portfolio managers do not receive compensation that is solely based upon the Funds', any other commingled accounts, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. Epoch's portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers. The Portfolio Managers are each shareholders of Epoch Holding Corporation, a public company that is the parent company of Epoch and are each entitled to share in dividends and appreciation of the Epoch Holding Corporation's stock.

ICAP

Compensation for members of the ICAP research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the overall ICAP organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of ICAP's investment process, their contribution to the investment research work done in their sector, their contribution to the overall ICAP organization, and their professional conduct. The mix between fixed and variable compensation varies, with more senior members of the research team having a higher variable component. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of ICAP's revenue and cash flow performance over various periods of time.

MacKay Shields

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Fund and other accounts. MacKay Shields has adopted a long-term incentive plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. In addition, the MacKay Municipal Managers team of MacKay Shields offers an incentive bonus plan, which enhances the team's ability to attract, retain and motivate executives and other key employees primarily involved in the MacKay Municipal Managers' business. Awards can be made on an annual basis.

Markston

The Markston portfolio management team (Roger Lob, Christopher Mullarkey and James Mulvey) are compensated based on long term performance consisting of a base salary, incentive compensation and ownership in the firm. Therefore, the success of the team in generating long-term above average performance directly correlates with the success of Markston and the compensation of the portfolio managers.

Winslow Capital

In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. The portfolio managers have long-term employment agreements and are subject to non-competition/non-solicitation restrictions.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual's performance, client results and the profitability of the firm. Finally, employees of Winslow Capital, including the portfolio managers, have received profits interests in the firm which entitle their holders to participate in the firm’s growth over time.

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The following table states, as of December 31, 2012, the dollar range of fund securities beneficially owned by each Portfolio Manager in the MainStay Group of Funds ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Claude Athaide	MainStay Short Term Bond Fund	$50,001 - $100,000
Jakob Bak	None	$0
Lee Baker	None	$0
Mark Campellone	None	$0
George Cherpelis	MainStay ICAP Equity Fund MainStay International Equity Fund MainStay S&P 500 Index Fund	$10,001 - $50,000 $10,001 - $50,000 $1 - $10,000
Eric Citerne	MainStay Epoch International Small Cap Fund	$10,001 - $50,000
David E. Clement	None	$0
Louis N. Cohen	MainStay High Yield Opportunities Fund	$500,001 - $1,000,000
Thomas M. Cole	MainStay ICAP Equity Fund	Over $1,000,000
Robert Dial	MainStay Floating Rate Fund MainStay ICAP Equity Fund MainStay Income Builder Fund MainStay International Equity Fund MainStay MAP Fund	$10,001 - $50,000 $1 - $10,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
Robert DiMella	MainStay High Yield Municipal Bond Fund MainStay Tax Free Bond Fund	$50,001 - $100,000 $50,001 - $100,000
David Dowden	None	$0
Carlos Garcia-Tunon	MainStay ICAP Equity Fund MainStay International Equity Fund MainStay S&P 500 Index Fund MainStay U.S. Small Cap Fund	$1 - $10,000 $1 - $10,000 $1 - $10,000 $1 - $10,000
Eve Glatt	MainStay International Equity Fund	$10,001 - $50,000
Thomas J. Girard	None	$0
Justin H. Kelly	MainStay Large Cap Growth Fund	Over $1,000,000
Migene Kim	MainStay ICAP Equity Fund MainStay S&P 500 Index Fund	$50,001 - $100,000 $50,001 - $100,000
Michael Kimble	None	$0
Poul Kristensen	MainStay Income Builder Fund MainStay S&P 500 Index Fund	$1 - $10,000 $1 - $10,000
Roger Lob	MainStay MAP Fund	$100,001 - $500,000
John Loffredo	MainStay High Yield Municipal Bond Fund MainStay Tax Free Bond Fund	$100,001 - $500,000 $100,001 - $500,000
Christopher Mullarkey	MainStay MAP Fund	$10,001 - $50,000
James Mulvey	None	$0
Janet K. Navon	MainStay Epoch Global Equity Yield Fund MainStay Epoch International Small Cap Fund MainStay Epoch U.S. All Cap Fund	$10,001 - $50,000 $100,001 - $500,000 $50,001 - $100,000
Francis J. Ok	MainStay International Equity Fund MainStay S&P 500 Index Fund	$50,001 - $100,000 $50,001 - $100,000
Mona Patni	None	$0
David Pearl	MainStay Epoch Global Equity Yield Fund MainStay Epoch International Small Cap Fund MainStay Epoch U.S. All Cap Fund MainStay Epoch U.S. Equity Yield Fund MainStay U.S. Small Cap Fund	$100,001 - $500,000 $10,001 - $50,000 $1 - $10,000 $1 - $10,000 $1 - $10,000
Michael Petty	MainStay High Yield Municipal Bond Fund MainStay Tax Free Bond Fund	$10,001 - $50,000 $1 - $10,000
J. Matthew Philo	None	$0
William Priest	MainStay Epoch Global Equity Yield Fund MainStay Income Builder Fund	$10,001 - $50,000 $50,001 - $100,000
Edward Ramos	MainStay International Equity Fund	$10,001 - $50,000
Steven H. Rich	None	$0
Dan Roberts	MainStay High Yield Opportunities Fund	Over $1,000,000
Eric Sappenfield	MainStay Epoch Global Equity Yield Fund	$500,001 - $1,000,000
Jerrold K. Senser	MainStay ICAP Equity Fund	Over $1,000,000

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PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
	MainStay ICAP Global Fund MainStay ICAP International Fund MainStay ICAP Select Equity Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
Donald F. Serek	None	$0
Edward Silverstein	MainStay Convertible Fund	$500,001 - $1,000,000
Scott Sprauer	None	$0
Andrew Susser	None	$0
Jonathan Swaney	MainStay International Equity Fund MainStay MAP Fund	$100,001 - $500,000 $100,001 - $500,000
Arthur S. Torrey	None	$0
Andrew Ver Planck	MainStay ICAP Equity Fund MainStay International Equity Fund MainStay S&P 500 Index Fund MainStay U.S. Small Cap Fund	$100,001 - $500,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
Taylor Wagenseil	None	$0
R. Bart Wear	MainStay Large Cap Growth Fund	$500,001 - $1,000,000
Michael Welhoelter	MainStay Epoch Global Choice Fund MainStay Epoch Global Equity Yield Fund MainStay Epoch International Small Cap Fund	$10,001 - $50,000 $10,001 - $50,000 $1 - $10,000
Thomas R. Wenzel	MainStay ICAP Equity Fund MainStay ICAP International Fund MainStay ICAP Select Equity Fund	Over $1,000,000 $500,001 - $1,000,000 Over $1,000,000
Clark J. Winslow	None	$0
Jae S. Yoon	MainStay Conservative Allocation Fund MainStay Growth Allocation Fund MainStay High Yield Corporate Bond Fund MainStay Moderate Allocation Fund MainStay Moderate Growth Allocation Fund	$10,001 - $50,000 $10,001 - $50,000 $1 - $10,000 $10,001 - $50,000 $10,001 - $50,000

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds.

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

• An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded

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on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Because the MainStay Funds of Funds primarily invest all of their assets in Class I shares of Underlying Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities or effect transactions of the MainStay Group of Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker/dealer except the Affiliated Brokers that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

No commission payments were made to Affiliated Brokers in the fiscal years ended October 31, 2012, 2011 or 2010.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers (except the Affiliated Brokers) who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a

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particular transaction as far as a Fund is concerned. The Manager and Subadvisors believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by the MainStay Group of Funds, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

The MainStay California Tax Free Opportunities Fund commenced operations on February 28, 2013 and the MainStay Short Duration High Yield Fund commenced operations on December 17, 2012. Therefore, no brokerage commissions had been paid for the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010.

The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

BROKERAGE COMMISSIONS	YEAR ENDED 10/31/12	YEAR ENDED 10/31/2011	YEAR ENDED 10/31/2010
MAINSTAY FUNDS
MainStay Common Stock Fund	$146,793	$283,196	$249,859
MainStay Convertible Fund	261,865	266,752	144,362
MainStay Global High Income Fund	0	1,350	2,960
MainStay Government Fund	0	0	1,018
MainStay High Yield Corporate Bond Fund	23,324	15,892	27,324
MainStay Income Builder Fund	155,979	256,618	434,714
MainStay International Equity Fund	482,749	822,189	833,771
MainStay Large Cap Growth Fund	10,299,585	8,440,985	7,718,890
MainStay MAP Fund	1,071,210	1,140,083	934,339
MainStay Tax Free Bond Fund	10,125	7,550	0
MainStay Unconstrained Bond Fund	18,114	7,896	10,065
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	21,015	35,255	18,574
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	345,979	698,914	217,249
MainStay Epoch Global Choice Fund	112,455	182,465	235,339
MainStay Epoch Global Equity Yield Fund	941,721	560,422	388,938
MainStay Epoch International Small Cap Fund	379,990	540,995	343,666
MainStay Epoch U.S. All Cap Fund	338,751	446,656	443,924
MainStay Epoch U.S. Equity Yield Fund	152,346	161,157	202,293
MainStay Floating Rate Fund	0	53	3,023
MainStay High Yield Municipal Bond Fund[1]	31,264	7,732	7,647
MainStay ICAP Equity Fund	703,848	668,874	678,972
MainStay ICAP Global Fund	72,945	70,502	62,146
MainStay ICAP International Fund	1,500,708	1,526,813	1,414,584
MainStay ICAP Select Equity Fund	2,572,281	3,068,858	2,002,688
MainStay Intermediate Term Bond Fund	16,523	5,812	2,243
MainStay International Opportunities Fund	489,012	420,239	131,559
MainStay New York Tax Free Opportunities Fund[2]	3,845	N/A	N/A
MainStay Retirement 2010 Fund	2,708	6,344	0
MainStay Retirement 2020 Fund	4,295	10,695	0
MainStay Retirement 2030 Fund	8,199	13,351	0
MainStay Retirement 2040 Fund	4,572	8,423	0
MainStay Retirement 2050 Fund	2,502	5,354	0
MainStay S&P 500 Index Fund	95,658	54,262	141,950
MainStay U.S. Equity Opportunities Fund	697,165	624,690	315,453
MainStay U.S. Small Cap Fund	267,145	474,858	499,140

1   The MainStay High Yield Municipal Bond Fund commenced investment operations on March 30, 2010.

2  MainStay New York Tax Free Opportunities Fund commenced investment operations on May 14, 2012.

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2012 and the dollar amount of the transactions involved. The Funds pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of

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the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services. The following table sets forth the value, as of October 31, 2012, of the shares issued by a regular broker/dealer and held by the Funds:

	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MAINSTAY FUNDS MainStay Common Stock Fund
	$ 42,836,034	$ 42,837
MainStay Income Builder Fund	20,308,667	18,524
MainStay International Equity Fund	96,125,781	144,170
MainStay Large Cap Growth Fund	1,299,984,246	696,857
MainStay MAP Fund	193,782,148	85,119
MAINSTAY FUNDS TRUST MainStay Balanced Fund
	100,130,227	100,135
MainStay Epoch Global Choice Fund	15,676,350	19,013
MainStay Epoch Global Equity Yield Fund	156,170,340	146,678
MainStay Epoch International Small Cap Fund	14,162,845	25,041
MainStay Epoch U.S. All Cap Fund	85,702,402	65,076
MainStay Epoch U.S. Equity Yield Fund	36,487,736	27,154
MainStay ICAP Equity Fund	50,456,884	20,251
MainStay ICAP Global Fund	2,468,532	1,051
MainStay ICAP Select Equity Fund	264,912,356	114,650
MainStay International Opportunities Fund	135,582,481	135,571
MainStay U.S. Equity Opportunities Fund	202,493,443	202,516
MainStay U.S. Small Cap Fund	30,595,538	23,964

As of October 31, 2012, the Funds held securities of the following broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

FUND	BROKER/DEALER	MARKET VALUE
MAINSTAY FUNDS
MainStay Common Stock Fund	State Street Bank and Trust Company	$3,572,921
	JP Morgan Chase & Co.	2,066,953
	Bank of America	1,580,905
	Wells Fargo Advisors, LLC	724,638
	Charles Schwab & Co., Inc.	178,822
	Citigroup, Inc.	158,533
MainStay Convertible Fund	JP Morgan Chase & Co.	25,745,533
	State Street Bank and Trust Company	16,043,103
	Citigroup, Inc.	14,021,840
MainStay Global High Income Fund	State Street Bank and Trust Company	8,155,425
MainStay Government Fund	State Street Bank and Trust Company	15,774,382
	JP Morgan Chase & Co.	4,021,450
	Bank of America	983,359
	Goldman Sachs Group	855,858
	Deutsche Bank Securities, Inc.	562,330
	Citigroup, Inc.	528,091
MainStay High Yield Corporate Bond Fund	State Street Bank and Trust Company	418,672,035
MainStay Income Builder Fund	State Street Bank and Trust Company	45,264,829
	Bank of America	9,286,569
	Citigroup, Inc.	8,057,939
	JP Morgan Chase & Co.	5,147,848
	Wells Fargo Advisors, LLC	4,221,601
	Goldman Sachs Group	3,452,833
	Barclays Bank PLC	2,398,473
	Morgan Stanley & Co., Inc.	1,635,321
	UBS Securities	1,632,892
MainStay International Equity Fund	State Street Bank and Trust Company	1,989,193
MainStay Large Cap Growth Fund	State Street Bank and Trust Company	534,684,405
MainStay MAP Fund	State Street Bank and Trust Company	74,640,495
	Citigroup, Inc.	37,235,953

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FUND	BROKER/DEALER	MARKET VALUE
	JP Morgan Chase & Co.	33,123,388
	Wells Fargo Advisors, LLC	29,971,433
	Goldman Sachs Group	6,687,879
	Bank of America	3,579,384
MainStay Money Market Fund	Deutsche Bank Securities, Inc.	33,000,000
	Bank of America	19,262,000
	JP Morgan Chase & Co.	8,540,000
	Wells Fargo Advisors, LLC	3,764,372
MainStay Unconstrained Bond Fund	State Street Bank and Trust Company	19,746,796
	Bank of America	6,595,780
	Barclays Bank PLC	3,038,687
	JP Morgan Chase & Co.	2,949,855
	Citigroup, Inc.	2,747,821
	Morgan Stanley & Co., Inc.	2,092,580
	Wells Fargo Advisors, LLC	1,241,947
	Goldman Sachs Group	509,923
	Deutsche Bank Securities, Inc.	161,066
ECLIPSE FUNDS INC.
MainStay High Yield Opportunities Fund	State Street Bank and Trust Company	10,665,668
	Citigroup, Inc.	4,453,428
	Morgan Stanley & Co., Inc.	3,667,103
	Bank of America	3,603,100
	JP Morgan Chase & Co.	3,012,047
	Wells Fargo Advisors, LLC	2,544,671
	Goldman Sachs Group	1,365,331
	Deutsche Bank Securities, Inc.	424,210
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	JP Morgan Chase & Co.	5,094,908
	State Street Bank and Trust Company	4,583,740
	Bank of America	4,355,886
	Wells Fargo Advisors, LLC	3,514,337
	Citigroup, Inc.	3,496,103
	Morgan Stanley & Co., Inc.	2,913,161
	PNC Bank	2,096,162
	UBS Securities	1,605,032
	Charles Schwab & Co., Inc.	1,397,151
	Barclays Bank PLC	1,210,317
	Goldman Sachs Group	1,992,637
	Raymond James & Associates	134,710
MainStay Epoch Global Choice Fund	State Street Bank and Trust Company	2,233,043
MainStay Epoch Global Equity Yield Fund	State Street Bank and Trust Company	70,382,903
MainStay Epoch International Small Cap Fund	State Street Bank and Trust Company	909,457
MainStay Epoch U.S. All Cap Fund	State Street Bank and Trust Company	15,331,437
MainStay Epoch U.S. Equity Yield Fund	State Street Bank and Trust Company	1,335,724
MainStay Floating Rate Fund	State Street Bank and Trust Company	969,450
MainStay High Yield Municipal Bond Fund	State Street Bank and Trust Company	1,045,980
MainStay ICAP Equity Fund	Citigroup, Inc.	33,045,282
	JP Morgan Chase & Co.	24,747,500
	Wells Fargo Advisors, LLC	18,671,200
	State Street Bank and Trust Company	10,834,769
MainStay ICAP Global Fund	Citigroup, Inc.	1,362,865
	State Street Bank and Trust Company	911,281
	JP Morgan Chase & Co.	743,988
	Wells Fargo Advisors, LLC	505,350
MainStay ICAP International Fund	State Street Bank and Trust Company	12,981,370
MainStay ICAP Select Equity Fund	Citigroup, Inc.	170,857,606
	JP Morgan Chase & Co.	111,139,053
	Wells Fargo Advisors, LLC	101,128,452
	State Street Bank and Trust Company	25,261,434
MainStay Indexed Bond Fund	JP Morgan Chase & Co.	6,269,591
	Morgan Stanley & Co., Inc.	4,734,202
	Goldman Sachs Group	3,948,798
	Bank of America	3,938,919
	Citigroup, Inc.	2,002,868
	Wells Fargo Advisors, LLC	1,578,277
	Credit Suisse First Boston	946,211

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FUND	BROKER/DEALER	MARKET VALUE
	UBS Securities	503,629
	PNC Bank	480,363
	Deutsche Bank Securities, Inc.	390,516
	State Street Bank and Trust Company	141,952
MainStay Intermediate Term Bond Fund	State Street Bank and Trust Company	53,449,547
	JP Morgan Chase & Co.	17,776,315
	Morgan Stanley & Co., Inc.	11,462,199
	Goldman Sachs Group	11,290,721
	Citigroup, Inc.	10,966,754
	Bank of America	6,665,873
	Wells Fargo Advisors, LLC	3,638,164
	UBS Securities	2,224,236
MainStay International Opportunities Fund	Barclays Bank PLC	1,834,656
	Normura Securities International, Inc.	1,340,248
	Credit Suisse First Boston	1,112,999
	State Street Bank and Trust Company	548,941
MainStay S&P 500 Index Fund	Wells Fargo Advisors, LLC	19,981,505
	JP Morgan Chase & Co.	19,116,115
	Citigroup, Inc.	13,237,967
	Bank of America	12,126,690
	Goldman Sachs Group	6,659,118
	PNC Bank	3,719,330
	Morgan Stanley & Co., Inc.	2,901,730
	State Street Bank and Trust Company	2,578,107
	Charles Schwab & Co., Inc.	1,796,525
MainStay Short Term Bond Fund	JP Morgan Chase & Co.	1,977,157
	Bank of America	1,533,202
	State Street Bank and Trust Company	1,397,876
	PNC Bank	1,323,137
	Wells Fargo Advisors, LLC	1,171,482
	Goldman Sachs Group	1,032,112
	Morgan Stanley & Co., Inc.	932,936
	UBS Securities	929,530
	Citigroup, Inc.	860,920
	Barclays Bank PLC	720,131
MainStay U.S. Equity Opportunities Fund	State Street Bank and Trust Company	7,440,766
	JP Morgan Chase & Co.	6,744,825
	Bank of America	5,517,934
	Wells Fargo Advisors, LLC	2,988,640
	Charles Schwab & Co., Inc.	1,597,999
	Citigroup, Inc.	1,000,444
	Morgan Stanley & Co., Inc.	903,951
	PNC Bank	841,253
MainStay U.S. Small Cap Fund	State Street Bank and Trust Company	9,710,072

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay Funds of Funds among the Underlying Funds on a frequent basis, the portfolio turnover rate for those Funds is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay Funds of Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

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HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay Money Market Fund are valued at their amortized cost (in accordance with the MainStay Group of Funds Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the MainStay Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the MainStay Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the MainStay Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the MainStay Money Market Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether any Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the MainStay Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

Portfolio securities of each of the other Funds are valued:

1. By appraising common and preferred stocks that are traded on the New York Stock Exchange or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the New York Stock Exchange. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board):

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

6. By appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations;

7. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board; and

8. Investments in mutual funds are valued at their NAV at the close of business each day.

Floating rate loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades.

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Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically floating rate loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the MainStay Group of Funds recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the respective MainStay Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the MainStay Funds, Eclipse Funds Inc. and MainStay Funds Trust, respectively. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by NYLIM Service Company. Whenever certain transactions take place in a Fund (other than the MainStay Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the MainStay Money Market Fund will be sent a monthly statement for each month in which a transaction occurs.

SHAREHOLDER TRANSACTIONS

NYLIM Service Company may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

• Dividend and capital gain changes (including moving dividends between account registrations);

• Address changes;

• Certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

• Exchange requests between identical registrations;

• Redemptions via check of $100,000 or less to the address of record only; and

• Redemptions via ACH or wire to a bank previously established on an account.

Other transactions may require a Medallion Signature Guarantee. See the Prospectuses for more information.

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In addition, NYLIM Service Company may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service via the National Change of Address Program. On accounts where NYLIFE Securities LLC is the dealer of record, the Funds may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

How To Purchase Shares Of The Funds

By Mail

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the MainStay Funds. Information regarding purchasing Fund shares by mail may be found in the Prospectuses.

By Wire

An investor may open an account and invest by wire by having his or her registered representative telephone NYLIM Service Company between 8:00 am and 6:00 pm, Eastern time, to obtain an account number and instructions. Additionally, information regarding wiring instructions may be found in the Prospectuses.

Additional Investments

Additional investments in a Fund may be made at any time by mail, by wire, or electronically. Instructions on purchasing additional Fund shares may be found in the Prospectuses.

The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and products of the Distributor; and purchases by certain individual participants.

Systematic Investment Plans

Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling NYLIM Service Company, toll free at 800-MAINSTAY (624-6782) (between 8:00 am and 6:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment and subsequent investments must be in accordance with the amounts stated in the Prospectuses. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

Other Information

The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

Initial Sales Charge Alternative on Investor Class Shares and Class A Shares

The sales charge on Investor Class and Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in a Fund is set forth in the Prospectuses.

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more ($500,000 for the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund), the Distributor, from its own resources, may pay a commission to financial intermediary firms on such investments. See "Purchases at Net Asset Value" below for more information.

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The Distributor may allow the full sales charge to be retained by financial intermediary firms. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to financial intermediary firms that sell Fund shares. A financial intermediary firm that receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

The sales charge applicable to an investment in Investor Class or Class A shares of the following Funds, including MainStay California Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund) will be 4.50% of the offering price per share. Based on the NAV of each Fund as of October 31, 2012, the sales charge as a percentage of the NAV will be as follows: 4.66% for MainStay Unconstrained Bond Fund; 4.67% for MainStay Intermediate Term Bond Fund; 4.68% for MainStay Global High Income Fund and MainStay Tax Free Bond Fund; 4.70% for MainStay High Yield Municipal Bond Fund; 4.72% for MainStay New York Tax Free Opportunities Fund; and 4.77% for MainStay Government Fund, MainStay High Yield Corporate Bond Fund and MainStay High Yield Opportunities Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay High Yield Corporate Bond Fund on October 31, 2012. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2012 Per Share Sales Charge - 4.50% of offering price (4.77% of NAV per share) Class A Per Share Offering Price to the Public	$6.08 $0.29 $6.37

The sales charge applicable to an investment in Investor Class or Class A shares of the following Funds will be 5.50% of the offering price per share. Based on the NAV of each Fund as of October 31, 2012, the sales charge as a percentage of the NAV will be as follows: 5.79% for MainStay U.S. Equity Opportunities Fund; 5.80% for MainStay ICAP Global Fund; 5.81% for MainStay Common Stock Fund, MainStay Convertible Fund, MainStay ICAP Equity Fund, MainStay MAP Fund and MainStay U.S. Small Cap Fund; 5.82% for MainStay Balanced Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund and MainStay International Equity Fund; 5.83% for MainStay Epoch U.S. Equity Yield Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund and MainStay Large Cap Growth Fund; 5.84% for MainStay Epoch Global Choice Fund, MainStay Epoch International Small Cap Fund and MainStay Income Builder Fund; and 5.89% for MainStay International Opportunities Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay Convertible Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay Convertible Fund on October 31, 2012. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2012 Per Share Sales Charge - 5.50% of offering price (5.81% of NAV per share) Class A Per Share Offering Price to the Public	$14.79 $ 0.86 $15.65

The sales charge applicable to an investment in Investor Class or Class A shares of the following Funds will be 3.00% of the offering price per share. Based on the NAV of each Fund as of October 31, 2012, the sales charge as a percentage of the NAV will be as follows: 3.04% for MainStay Floating Rate Fund; 3.08% for MainStay S&P 500 Index Fund; and 3.10% for MainStay Indexed Bond Fund and MainStay Short Term Bond Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay Indexed Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay Indexed Bond Fund on October 31, 2012. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2012 Per Share Sales Charge – 3.00% of offering price (3.10% of NAV per share) Class A Per Share Offering Price to the Public	$11.60 $ 0.36 $11.96

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Asset Allocation Fund and MainStay Target Date Funds will be 4.50% of the offering price per share. Based on the NAV of each Fund as of October 31, 2012, the sales charge as a percentage of the NAV will be as follows: 5.79% for MainStay Conservative Allocation Fund; 5.80% for MainStay Growth Allocation Fund and MainStay Retirement 2020 Fund; 5.82% for MainStay Retirement 2030 Fund and MainStay Retirement 2050 Fund; 5.83% for MainStay Retirement 2040 Fund; 5.84% for MainStay Retirement 2010 Fund; and 5.85% for MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay Retirement 2030 Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay Retirement 2030 Fund on October 31, 2012. The offering price of shares of each of the other listed Funds can be

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calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2012 Per Share Sales Charge - 5.50% of offering price (5.82% of NAV per share) Class A Per Share Offering Price to the Public	$9.11 $0.53 $9.64
PURCHASES AT NET ASSET VALUE

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with New York Life Investments); employees (and immediate family members) of Cornerstone Holdings, Epoch, ICAP, MacKay Shields, Markston and Winslow Capital; respectively. Also, any employee or registered representative of an authorized financial intermediary firm (and immediate family members) and any employee of BFDS that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Investor Class shares or Class A shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

In addition, Investor Class share purchases and Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) plans, that are sponsored by employers with 50 or more participants are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a CDSC of 1% on shares redeemed within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of purchase. See "Reduced Sales Charges on Investor Class and Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A."

Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust or certain series of MainStay Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund;

(ii) who owned Class P shares of the Epoch Funds as of the closing date of the Reorganization and who are invested directly with and have maintained their account with the Fund;

(iii) who invest through certain group retirement or other benefit plans (other than IRA plans) that invest directly with the Funds or through a financial intermediary or service provider that has a contractual arrangement with the Distributor or an affiliate, and that meet certain criteria, including:

• have 50 or more participants; or

• have an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

• hold either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a CDSC upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

(iv) who invest through 529 Plans; or

(v) who purchase through financial intermediary firms such as broker/dealers, investment advisers and other financial institutions, that have entered into an agreement with the Funds or the Distributor and that maintain investment advisory programs which allow for the purchase of Class A shares at NAV.

The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares. Investor Class shares of the Funds also may be purchased at NAV, without payment of any sales charge by shareholders that purchase through financial intermediary firms such as broker/dealers, investment advisers and other financial institutions, that have entered into an agreement with the Funds or the Distributor and that maintain investment advisory programs which allow for the purchase of Investor Class shares at NAV. Sales and/or servicing agreements with third parties also have been established on behalf of other classes of shares. The Funds, the Distributor, the Transfer Agent or affiliates may pay fees to such financial intermediary firms in connection with these arrangements on behalf of Class A, B and/or C shares.

Class I shares of the Funds are sold at NAV. Class I shares may be purchased by:

(i) Existing Class I shareholders;

(ii) individuals investing directly with NYLIM Service Company at least $5 million in a Fund;

(iii) institutional investors; and

(iv) existing Board Members.

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Please note that certain financial intermediary firms, investment platforms or investment accounts may not offer Class I shares for initial or subsequent purchases. Therefore, if an investor moves to a different financial intermediary or the policies of the investor’s current financial intermediary change the investor may not be able to hold and/or purchase Class I shares of any fund in the MainStay Group of Funds or may be subject to additional investment minimums or other restrictions. Alternatively, the investor may maintain an account directly with NYLIM Service Company in order to continue to hold and purchase Class I shares.

For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to:

(i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC or its affiliates;

(ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms;

(iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with New York Life Investments Retirement Plan Services, the Distributor, or their affiliates;

(iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates;

(iv) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors;

(v) investors who held separately managed institutional accounts with Epoch Investment Partners, Inc. that transition their assets from those separately managed institutional accounts to a MainStay mutual fund account; and

(vii) certain qualified tuition programs operating under Section 529 of the Internal Revenue Code pursuant to an agreement with the Distributor or its affiliates.

Although an investor will not pay a front-end sales charge on Class I share, or on Investor Class share or Class A share investments of $1,000,000 or more ($500,000 for the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay Tax Free Bond Fund), the Distributor, from its own resources, may pay commissions to financial intermediary firms on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to financial intermediary firms with which the Distributor has a sales or service arrangement. With respect to Class A share investments of $1,000,000 or more in certain Funds, other than the MainStay Money Market Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. With respect to Class A share investments of $1,000,000 or more in the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund, the dealer may receive a commission of up to 0.50% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.25% of any portion from $3,000,000 to $4,999,999 and up to 0.20% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON INVESTOR CLASS AND CLASS A SHARES

Right of Accumulation

Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than individual retirement account ("IRA") plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

"Spouse," with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Special Incentive Compensation Arrangements

The Distributor may enter into special incentive compensation arrangements with financial intermediary firms that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

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Letter Of Intent ("LOI")

Qualified Purchasers, as defined above, may obtain reduced sales charges by signing an LOI. The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. For more information, call your registered representative or MainStay at 800-MAINSTAY (624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5.00% of the dollar amount specified in the LOI will be held in escrow by NYLIM Service Company in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, NYLIM Service Company will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, NYLIM Service Company will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

Contingent Deferred Sales Charge, Investor Class and Class A Shares

In order to recover commissions paid to financial intermediary firms on qualified investments of $1 million or more ($500,000 for the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Short Duration High Yield Fund and MainStay Tax Free Bond Fund), a CDSC of 1% may be imposed on redemptions of such investments made within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of purchase. Purchases of Investor Class and Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a CDSC.

Investor Class and Class A shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Investor Class and Class A shares redeemed more than one year (18 months with respect to MainStay Short Duration High Yield Fund) after their purchase. The CDSC on subject Investor Class and Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Investor Class or Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The CDSC may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Investor Class or Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Investor Class or Class A shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSCs may apply to the Investor Class or Class A shares that were acquired through an exchange if such shares are redeemed within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of the initial purchase.

The CDSC will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of purchase.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class B Shares

A CDSC will be imposed on redemptions of Class B shares of the Funds, in accordance with the table in the Prospectuses, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund

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above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years. Please see "Exchange Privileges" below for additional information on CDSC.

Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to financial intermediary firms. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

The amount of the CDSC, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the MainStay Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining the rate of any applicable CDSC, it will be assumed that a shareholder Is redeeming shares that were held for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

The CDSC will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The CDSC is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59½, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of certain series of MainStay Funds Trust which were formerly series of Eclipse Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer that has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.

Shareholders should notify the Transfer Agent at the time of requesting such redemptions that they are eligible for a waiver of the CDSC. Class B shares upon which the CDSC may be waived may not be resold. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

Contingent Deferred Sales Charge, Class C Shares

A CDSC of 1.00% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year (18 months with respect to MainStay Short Duration High Yield Fund).

Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year (18 months with respect to MainStay Short Duration High Yield Fund) after their purchase. The CDSC on subject Class C shares may be waived for: (i) withdrawals

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from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to MainStay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase (18 months with respect to MainStay Short Duration High Yield Fund), under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The CDSC may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSC may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of the initial purchase.

Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

Purchases and Redemptions – Additional Information

In times when the volume of telephone redemptions is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone.

Certain of the Funds have entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

Purchases In-Kind

The value of securities being contributed in-kind must be at least equal to the greater of: (i) 1% of the assets of the Fund immediately prior to the in-kind purchase; or (ii) $1,000,000. This requirement may be waived if the Manager feels that the proposed transaction is in the best interest of the Fund. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined NAV per share of the Fund following receipt in good form of the order.

In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their NAVs, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities.

With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that rule's requirement that purchases must be made for no consideration other than cash.

Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their NAVs (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase.

With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange.

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The investor must call 800-MAINSTAY (624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

Redemptions In-Kind

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in-kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Suspension of Redemptions

Under current federal rules, a money market fund may suspend redemptions and irrevocably liquidate in the event that the Fund's Board, including a majority of the Independent Trustees, determines, pursuant to Rule 2a-7, that the extent of the deviation between the Fund's amortized cost price per share and its current NAV per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to shareholders.

Exchange Privileges

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

An exchange may be made by either of the following methods: (1) writing the Transfer Agent via regular mail at The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401; (2) writing the Transfer Agent via overnight mail at The MainStay Funds c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809; (3) calling the Transfer Agent at 800-MAINSTAY (624-6782) (8:00 am to 6:00 pm Eastern time); or (4) by accessing your account via mainstayinvestments.com.

Shares of a Fund that are subject to a CDSC may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a CDSC; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable CDSC, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable CDSC will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a CDSC are exchanged into shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC (and conversion into Investor Class shares or Class A shares with respect to Class B shares, as described below under "Conversion Privileges") stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a CDSC. This means that exchanging shares that are subject to a CDSC into shares of the MainStay Money Market Fund extends the holding period for purposes of determining the CDSC (and conversion into Investor Class shares or Class A shares with respect to Class B shares, as described below under "Conversion Privileges") for the amount of time that you hold those shares of the MainStay Money Market Fund.

If a shareholder exchanges shares of a MainStay Fund subject to a CDSC for shares of the MainStay Money Market Fund and then redeems those shares, the CDSC will be assessed when the shares are redeemed even though the MainStay Money Market Fund does not otherwise assess a CDSC on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the CDSC when ultimately redeemed without purchasing shares of another MainStay Fund.

Where a shareholder seeks to exchange Investor Class shares or Class A shares of the MainStay Money Market Fund for Investor Class shares or Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

In times when the volume of telephone exchanges is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling NYLIM Service Company to make a telephone exchange, shareholders should have their account number and Social Security or Taxpayer I.D. number available. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the financial intermediary firm permits, the financial advisor of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

Redemption by Check

The MainStay Money Market Fund and State Street each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Board Members to be adverse to the interest of other shareholders of the MainStay Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of State Street pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by State Street upon request when a shareholder establishes checkwriting privileges.

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CONVERSION PRIVILEGES

Automatic Conversions Between Share Classes of the Same Fund

A shareholder's Investor Class, Class A and Class B shares may be subject to automatic conversions between share classes as described in the Prospectuses.

If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to automatically convert, the shareholder may hold both Investor Class or Class A shares of the Fund (acquired as a result of the automatic conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial automatic conversion of a shareholder's Class B shares to Investor Class or Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Investor Class or Class A shares. Investor Class shares or Class A shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a CDSC that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

Although the Funds expect that an automatic conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature.

Class A shares received by holders of Class P shares of any of the Epoch Funds in connection with the Epoch Fund Reorganizations, or shares obtained through an exchange of those Class A shares or any subsequent purchase will not be subject to the automatic conversion feature described in the Prospectuses.

TAX-DEFERRED RETIREMENT PLANS

Cash or Deferred Profit Sharing Plans Under Section 401(K) for Corporations and Self-Employed Individuals

Shares of a Fund, except the MainStay California Tax Free Opportunities fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the MainStay California Tax Free Opportunities fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund, except the MainStay California Tax Free Opportunities fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, are permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts ("CESAs") and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

TRADITIONAL IRAs. For 2013, an individual who has not attained age 70½ may contribute as much as $5,500 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,500 (or an additional $5,500 in the case of Spousal IRA), for tax year 2013, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If

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you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,500 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by: $1,000 for 2013.

(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Modified Adjusted Gross Income (MAGI). If you or your spouse is an active participant, you must look at your MAGI for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $59,000 and phased out at $69,000 (for 2013). The deduction threshold level if you are married and file a joint tax return is $95,000 and phased out at $115,000 (for 2013), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2013). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $178,000 and phased out at $188,000 (for 2013).

The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the minimum amount of such distributions. The owner of a traditional IRA must make certain required minimum distributions beginning after age 70½; failure to comply with these rules can result in the imposition of a 50% excise tax. Please consult with your tax advisor regarding required minimum distributions.

To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70½. In certain cases, distributions from a Roth IRA may be tax free. For 2013, the Roth IRA, like the traditional IRA, is subject to a $5,500 ($11,000 for a married couple, $6,500 for individuals over age 50, and $13,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $112,000 and $127,000 ($178,000 - $188,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59½; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner. Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any

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earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Custodial Agreement for additional rules.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

Taxation of the Funds

Each Fund intends to elect and qualify annually to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

The MainStay Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which it invests against losses incurred in another Underlying Fund in the MainStay Funds of Funds invest. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the MainStay Funds of Funds could therefore affect the amount, timing and character of distributions to their shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed (unless certain cure provisions apply) as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of its capital gains over capital losses

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(adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

Character of Distributions to Shareholders — General

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, reported by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

The MainStay Funds of Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of any long-term capital gains of either the MainStay Funds of Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from equity and debt securities will be taxed as ordinary income. Underlying Funds with high portfolio turnover may realize gains at an earlier time than Underlying Funds with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

For taxable years beginning after December 31, 2012, the maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Each of the Funds that invest in stock will be able to report a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. A portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as qualified dividends to the extent that the Underlying Funds receive qualified dividends. Since many of the stocks in which the Funds or Underlying Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the preferential rate applicable to qualified dividends.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Redemptions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

Distributions by a Fund (other than the MainStay Money Market Fund) reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

Character of Distributions to Shareholders — The MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Funds intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes

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are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Funds will be eligible for the deduction for dividends received by corporations.

Although a significant portion of the distributions by the Funds generally is expected to be exempt from federal taxes, the Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular federal income tax will constitute taxable income to the Funds. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions and from municipal obligations acquired at a market discount. Accordingly, it is possible that a significant portion of the distributions of the Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

In addition, as discussed below, a sale of shares in the Funds (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Funds after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

Exempt-interest dividends, ordinary dividends, if any, and capital gains distributions from the Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Funds, the Manager and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Internal Revenue Code section 103. While the Funds may invest in such instruments, they do not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Funds to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Funds might have invested more than 20% of their assets in taxable instruments. In addition, it is possible in such circumstances that the Funds will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the respective portfolios of the Funds has been made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Funds since the acquisition of shares of the Funds may result in adverse tax consequences to them.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Funds is not deductible to the extent it is deemed related to the Funds’ distributions of tax-exempt interest.

Income derived by the Funds from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Funds from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

Federal Income Tax Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will

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be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2012, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

FUND	AVAILABLE THROUGH	SHORT TERM CAPITAL LOSS AMOUNT (000'S)	LONG TERM CAPITAL LOSS AMOUNT (000’S)
MainStay Balanced Fund	2017	$21,714	$0
MainStay Common Stock Fund	2017	84,342	0
MainStay Epoch Global Choice Fund	2017	539	0
	2018	5,032	0
MainStay Epoch Global Equity Yield Fund	2016	23,667	0
	2017	74,226	0
MainStay Epoch International Small Cap Fund	2016	17,420	0
	2017	66,764	0
	Unlimited	61	0
MainStay Floating Rate Fund	2013	3,166	0
	2014	1,436	0
	2015	14,042	0
	2016	30,853	0
	2017	7,484	0
	2018	2,022	0
	2019	3,796	0
	Unlimited	2,232	995
MainStay Global High Income Fund	Unlimited	-	32
MainStay Growth Allocation Fund	2017	9,820	0
	2018	10,087	0
MainStay High Yield Corporate Bond Fund	2016	37,519	0
	2017	268,624	0
MainStay ICAP Equity Fund	2017	141,605	0
MainStay ICAP Global Fund	2016	1,637	0
	2017	9,135	0
MainStay ICAP International Fund	2016	67,705	0
	2017	146,267	0
	Unlimited	18,483	20,805
MainStay ICAP Select Equity Fund	2016	86,839	0
	2017	396,250	0
MainStay Income Builder Fund	2016	19,833	0
	2017	17,116	0
MainStay International Equity Fund	2016	29,857	0
	2017	53,693	0
	2019	35,593	0
	Unlimited	4,261	3,869
MainStay International Opportunities Fund	2016	1,097	0
	2017	28,872	0
MainStay Large Cap Growth Fund	2016	16,533	0
	Unlimited	500,590	0
MainStay MAP Fund	2015	7,001	0
	2017	123,394	0
MainStay Moderate Allocation Fund	2017	371	0
	2018	5,003	0
MainStay Moderate Growth Allocation Fund	2017	14,874	0
	2018	8,383	0
MainStay S&P 500 Index Fund	2014	47,614	0
	2016	39,050	0
	2018	21,698	0
	2019	1,616	0

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MainStay Tax Free Bond Fund	2017	3,951	0
	2019	2,136	0
MainStay Unconstrained Bond Fund	2017	473	0
MainStay U.S. Small Cap Fund	2015	24,635	0
	2016	151,911	0
	2017	47,653	0

The following Funds utilized capital loss carryforwards during the year ended October 31, 2012:

MainStay Balanced Fund	$22,258
MainStay Common Stock Fund	8,555
MainStay Epoch Global Choice Fund	5,000
MainStay Epoch Global Equity Yield Fund	17,683
MainStay Growth Allocation Fund	3,855
MainStay High Yield Corporate Bond Fund	81,902
MainStay High Yield Municipal Bond Fund	1,247
MainStay ICAP Equity Fund	40,666
MainStay ICAP Global Fund	88
MainStay ICAP Select Equity Fund	112,958
MainStay Income Builder Fund	23,387
MainStay International Opportunities Fund	1,394
MainStay MAP Fund	18,639
MainStay Moderate Allocation Fund	6,781
MainStay Moderate Growth Allocation Fund	5,929
MainStay S&P 500 Index Fund	9,537
MainStay Tax Free Bond Fund	10,496
MainStay Unconstrained Bond Fund	3,988
MainStay U.S. Small Cap Fund	13,049

In addition, the following Funds had capital loss carryforwards that expired during the fiscal year ended October 31, 2012.

MainStay Floating Rate Fund	$229

Dispositions of Fund Shares

Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and a gain generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased (and prior to February 1st of the following year) and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

Foreign Currency Gains and Losses

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such

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receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forwards and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss or capital gain or loss depending upon election for certain forwards, futures and options made by each Fund. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

Discount

Certain bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

Taxation of Options, Futures Contracts, and Similar Instruments

Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character, unless an election is made by each Fund to treat certain forwards, futures and options as capital gain or loss.

Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

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Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.

Regarding the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from federal income tax, will be taxable income to the Funds.

The rules governing the tax aspects of swap agreements entered into by a Fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

Foreign Taxes

Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay ICAP Global Fund, MainStay ICAP International Equity Fund, MainStay International Equity Fund and MainStay International Opportunities Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Additionally, a Fund may be eligible to make such election if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified by January 31 whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will report (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Passive Foreign Investment Companies

Certain Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or

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75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Tax Reporting Requirements and Backup Withholding

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Money Market Fund), except in the case of certain exempt shareholders.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. During February of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax, currently at the rate of 28%, in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

State and Local Taxes

Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

Shareholders of the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and/or the MainStay Tax Free Bond Fund may be subject to state and local taxes on distributions from these Funds, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Funds derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Funds in his or her own state and locality.

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Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors.

OTHER INFORMATION

Organization and Capitalization

Eclipse Funds Inc.

Eclipse Funds Inc. is an open-end management investment company (or mutual fund), incorporated as a Maryland corporation on September 21, 1990.

The authorized capital stock of Eclipse Funds Inc. consists of 30.8 billion shares of common stock, with a par value of $0.01 per share. Establishment and offering of additional portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable subject to any limitations set forth in the MainStay High Yield Opportunities Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2008:

• MainStay Large Cap Opportunity Fund was closed to new purchases on September 28, 2008 and liquidated on October 30, 2008;

• MainStay All Cap Growth changed its name to MainStay Epoch U.S. All Cap Fund effective October 16, 2009;

• MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund effective February 26, 2010; and

• Effective February 26, 2010, each Fund that was a series of Eclipse Funds Inc., except the MainStay High Yield Opportunities Fund, merged into a corresponding "shell" series of MainStay Funds Trust.

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on April 28, 2009.

MainStay Funds Trust has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the MainStay Funds Trust are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since inception:

• MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund and MainStay Epoch U.S. Equity Fund commenced operations on November 18, 2009;

The Epoch Funds were series of a different registered investment company for which Epoch served as investment adviser. On October 30, 2009, the shareholders of the Epoch Funds at a special meeting approved the following:

o Epoch U.S. Large Cap Equity Fund merging into MainStay Epoch U.S. Equity Fund;

o Epoch U.S. All Cap Equity Fund merging into MainStay Epoch Global Choice Fund;

o Epoch Global Equity Shareholder Yield Fund merging into MainStay Epoch Global Equity Yield Fund; and

o Epoch International Small Cap Fund merging into MainStay Epoch International Small Cap Fund;

• Effective January 1, 2010, the fiscal year end of the MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund changed from December 31 to October 31;

• Effective February 26, 2010, each Fund that was a series of ICAP Funds, Inc. or Eclipse Funds Inc., except the MainStay High Yield Opportunities Fund, merged into a corresponding "shell" series of MainStay Funds Trust;

• MainStay High Yield Municipal Bond Fund commenced operations on March 30, 2010;

• MainStay 130/30 Growth Fund was closed to new purchases on July 5, 2011 and liquidated on September 30, 2011;

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• MainStay Cash Reserves Fund was closed to new purchases on October 14, 2011 and liquidated on March 30, 2012;

• MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012;

• Effective May 25, 2012, MainStay Balanced Fund and MainStay U.S. Small Cap Fund, former series of Eclipse Funds, merged into corresponding “shell” series of MainStay Funds Trust;

• MainStay Epoch U.S. Equity Fund changed its name to MainStay Epoch U.S. Equity Yield Fund effective September 17, 2012;

• MainStay Short Duration High Yield Fund commenced operations on December 17, 2012;

• MainStay Growth Equity Fund merged into MainStay Cornerstone Growth Fund, effective January 18, 2013;

• MainStay California Tax Free Opportunities Fund commenced operations on February 28, 2013;

• MainStay 130/30 Core Fund changed its name to MainStay U.S. Equity Opportunities Fund effective February 28, 2013; and

• MainStay 130/30 International Fund changed its name to MainStay International Opportunities Fund effective February 28, 2013.

Funds not covered under this SAI:

• MainStay Marketfield Fund commenced operations on October 5, 2012;

o Marketfield Fund was a series of a different registered investment company for which a predecessor entity of Marketfield Asset Management LLC served as investment advisor. On September 24, 2012, the shareholders of Marketfield Fund at a special meeting approved the Marketfield Fund merging into MainStay Marketfield Fund, effective October 5, 2012.

• MainStay Cornerstone Growth Fund commenced operations on January 14, 2013;

o Keystone Large Cap Growth Fund was a series of a different registered investment company for which a predecessor entity of Cornerstone Capital Management, LLC served as investment advisor. On December 18, 2012, the shareholders of Keystone Large Cap Growth Fund at a special meeting approved the Keystone Large Cap Growth Fund merging into MainStay Cornerstone Growth Fund, effective January 11, 2013.

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund) formed as a Massachusetts business trust on January 9, 1986.

The MainStay Funds has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of The MainStay Funds are fully paid, non-assessable, redeemable, and freely transferable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2008:

• MainStay Total Return Fund changed its name to the MainStay Income Builder Fund effective as of the close of business October 16, 2009;

• MainStay Small Cap Value Fund merged into MainStay Small Cap Opportunity, a series of Eclipse Funds, effective February 13, 2009;

• MainStay Institutional Bond Fund merged into MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc., effective October 16, 2009;

• MainStay Value Fund merged into MainStay ICAP Select Equity Fund, a series of ICAP Funds, Inc., effective as of the close of business November 12, 2009;

• MainStay Mid Cap Growth Fund merged into MainStay Large Cap Growth Fund, effective as of the close of business November 12, 2009;

• MainStay Mid Cap Value Fund merged into MainStay ICAP Select Equity Fund, a series of ICAP Funds, Inc., effective as of the close of business November 24, 2009;

• MainStay Small Cap Growth Fund merged into MainStay Small Company Value Fund, a series of Eclipse Funds, effective as of the close of business November 24, 2009;

• MainStay Capital Appreciation Fund merged into MainStay Growth Equity Fund, a series of Eclipse Funds Inc., effective as of the close of business November 24, 2009;

• MainStay Diversified Income Fund changed its name to the MainStay Flexible Bond Opportunities Fund effective February 28, 2011;

• MainStay Large Cap Growth Fund closed to new investors effective after the close of business on January 13, 2012, subject to certain exceptions;

• MainStay Equity Index Fund merged into MainStay S&P 500 Index Fund, a series of MainStay Funds Trust, effective as of the close of business May 25, 2012;

• MainStay Principal Preservation Fund closed to new investors effective May 15, 2012 and liquidated on September 28, 2012; and

• MainStay Flexible Bond Opportunities Fund changed its name to the MainStay Unconstrained Bond Fund effective February 28, 2013.

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Voting Rights

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. For example, Class A , Investor Class, Class B, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Board Members can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Board Members will not be able to elect any person or persons as Board Members. Shares have no preemptive or subscription rights and are transferable.

Shareholder and Board Member Liability

Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of The MainStay Funds. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Board Members. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that The MainStay Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Board Members believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust for The MainStay Funds further provides that the Board Members will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the MainStay Funds Trust shall be personally liable for the obligations of the MainStay Funds Trust or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the MainStay Funds Trust of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the MainStay Funds Trust may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the MainStay Funds Trust, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the MainStay Funds Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the MainStay Funds Trust, when acting in such capacity, shall be personally liable to any person other than the MainStay Funds Trust or its shareholders for any act, omission or obligation of the MainStay Funds Trust or any Trustee or officer of the MainStay Funds Trust. The Declaration of Trust further provides that a Trustee or officer of the MainStay Funds Trust shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the MainStay Funds Trust or its shareholders to which the Trustee or officer would otherwise by subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Registration Statements

This SAI and the Prospectuses do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Independent Registered Public Accounting Firm

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499 has been selected as the independent registered public accounting firm for the MainStay Group of Funds. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

Transfer Agent

NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NYLIM Service Company has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Transfer Agency and Service Agreements with the Funds dated October 1, 2008, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NYLIM Service Company fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM Service Company. NYLIM Service Company has entered into a Sub-Transfer

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Agency and Service Agreement with BFDS located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts.

BFDS will perform certain of the services for which MainStay Funds is responsible. In addition, the Funds or MainStay Funds may contract with other service organizations, including affiliates of MainStay Funds and broker/dealers and other financial institutions, which will establish a single omnibus account for their clients with the Funds. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Funds.

NYLIM Service Company has entered into arrangements with certain intermediary firms that maintain omnibus accounts with the Funds, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Fund shares held through such omnibus accounts.

NYLIM Service Company fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or classes may be relatively higher than industry average. The Funds may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Funds' transfer agent fees and expenses, in addition to the imposition of a small account fee.

Sub-Administrator

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and subledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Custodian

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the cash and securities of the Funds and has subcustodial agreements for holding such Funds' foreign assets. For providing these services, State Street is compensated by the Funds.

Legal Counsel

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1900 K Street, NW, Washington, District of Columbia 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

The following table sets forth information concerning beneficial and record ownership, as of January 31, 2013 of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2013 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MainStay Balanced Fund	CLASS A	PERSHING LLC	255,168.567	5.19%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS C	MORGAN STANLEY SMITH BARNEY	199,108.023	10.87%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	345,083.481	18.84%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	196,452.233	10.72%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		FIRST CLEARING LLC	199,990.871	10.92%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER

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NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	146,720.279	8.01%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	NEW YORK LIFE INSURANCE CO	860,264.067	10.75%
		SWATI SCANLON DIRECTOR
		ATTN: PATSY KREITMAN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		NEW YORK LIFE TRUST COMPANY	5,090,093.831	63.61%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R1	NEW YORK LIFE TRUST COMPANY	334,650.674	99.92%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R2	NEW YORK LIFE TRUST COMPANY	630,812.239	42.46%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R3	FRONTIER TRUST COMPANY FBO	19,273.719	60.73%
		ENVELOPE FREEDOM HOLDINGS, LLC. 401
		P.O. BOX 10758
		FARGO ND 58106-0758
		MG TRUST COMPANY CUST FBO	4,051.149	12.77%
		LAW OFFICES OF RIPLEY AND ASSOCIATE
		700 17TH ST STE 300
		DENVER CO 80202-3531
		STERLING TRUST COMPANY FBO	3,279.852	10.34%
		EASTERN OKLAHOMA RADIATION
		THERAPY, ASSOC
		PO BOX 2526
		WACO TX 76702-2526
MainStay Common Stock Fund	CLASS A	NEW YORK LIFE TRUST COMPANY	76,378.852	7.95%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS C	RAYMOND JAMES	9,230.160	6.83%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		FIRST CLEARING LLC	19,554.842	14.47%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		THERESA COLLINS USUFRUCT	13,368.206	9.89%
		JAMES N COLLINS & GENE M COLLINS
		KAREN T COLLINS & JOHN W COLLINS
		NAKED OWNERS
		4006 WALNUT DR
		NEW IBERIA LA 70563-3342
	CLASS I	NFS LLC FEBO	560,598.855	10.15%
		US BANK NATIONAL ASSOCIATION
		OMNIBUS - REINVEST/REINVEST
		1555 N RIVERCENTER DR STE 302

125

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MILWAUKEE WI 53212-3958
		WILMINGTON TRUST RISC CUST FBO	336,647.191	6.09%
		UA LOCAL NOS 343 AND 355
		DEFINED CONTRIBUTION PLAN
		PO BOX 52129
		PHOENIX AZ 85072-2129
		MAINSTAY RETIREMENT 2020 FUND	465,636.851	8.43%
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1603
		MAINSTAY RETIREMENT 2030 FUND	856,550.445	15.50%
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1603
		MAINSTAY RETIREMENT 2040 FUND	705,957.969	12.78%
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1603
		MAINSTAY RETIREMENT 2050 FUND	430,553.257	7.79%
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1603
		NEW YORK LIFE INSURANCE CO	326,653.002	5.91%
		MAINSTAY GROWTH ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	341,241.267	6.18%
		MAINSTAY MODERATE GROWTH ALLOC FD
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
MainStay Conservative Allocation Fund	CLASS C	MERRILL LYNCH PIERCE FENNER &	417,816.629	12.09%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS I	MERRILL LYNCH PIERCE FENNER &	489,318.689	30.51%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		BODINE HOURLY-TCM	498,296.336	31.07%
		ATTN TERRY HENDERSON
		100 CHERRY BLOSSOM WAY
		TROY MO 63379-2516
		SOUTHERN CALIFORNIA PIPE TRADES	189,512.872	11.82%
		DISTRICT COUNCIL 16
		ATTN: RUBEN MANSOORIAN
		501 SHATTO PL STE 400
		LOS ANGELES CA 90020-1748
MainStay Convertible Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	1,162,620.522	5.81%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		PERSHING LLC	1,069,355.597	5.35%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		UBS WM USA	1,291,213.662	6.45%
		OMNI ACCOUNT M/F

126

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS B	MERRILL LYNCH PIERCE FENNER &	291,979.769	13.50%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T96
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS C	MORGAN STANLEY SMITH BARNEY	887,645.113	17.84%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,196,541.710	24.04%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	649,667.368	13.06%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		FIRST CLEARING LLC	380,839.423	7.65%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	342,194.868	6.88%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	MORGAN STANLEY SMITH BARNEY	1,296,687.952	10.91%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	667,111.138	5.61%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	6,100,031.758	51.33%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 101 MONTGOMERY
		SAN FRANCISCO CA 94104-4151
		FIRST CLEARING LLC	1,168,089.067	9.83%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
MainStay Epoch Global Choice Fund	INVESTOR	NEW YORK LIFE INVESTMENT MGMT	1,878.519	9.18%
	CLASS	ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS A	KENNETH W COLBURN JR &	30,066.146	11.47%
		JULIE A LUCAS JTWROS
		8090 TOBACCO VIEW COURT
		PORT TOBACCO MD 20677-3176
		CHARLES SCHWAB & CO INC	135,107.748	51.56%
		ATTN: MUTUAL FUNDS DEPT

127

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
	CLASS C	RAYMOND JAMES	9,238.616	38.93%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	4,519.119	19.04%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NEW YORK LIFE INVESTMENT MGMT	1,876.214	7.91%
		ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		NFS LLC FEBO	1,626.545	6.85%
		NFS/FMTC IRA
		FBO RONALD PETERSON
		777 S FEDERAL HIGHWAY RP 301
		POMPANO BEACH FL 33062
		LPL FINANCIAL	1,336.005	5.63%
		9785 TOWNE CENTRE DR
		SAN DIEGO CA 92121-1968
		AMERITRADE INC FBO 7460017051	1,312.336	5.53%
		PO BOX 2226
		OMAHA NE 68103-2226
	CLASS I	NEW YORK LIFE INSURANCE CO	610,524.030	8.05%
		MAINSTAY VP CONSERVATIVE ALLOCAT
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	1,542,949.633	20.36%
		MAINSTAY VP MODERATE ALLOCATION
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	1,763,983.966	23.27%
		MAINSTAY VP MODERATE GROWTH ALLOC
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	411,504.267	5.43%
		MAINSTAY VP GROWTH ALLOCATION
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	401,878.155	5.30%
		MAINSTAY GROWTH ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	840,187.390	11.08%
		MAINSTAY MODERATE ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	549,709.557	7.25%
		MAINSTAY CONSERV ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	780,367.384	10.29%

128

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MAINSTAY MODERATE GROWTH ALLOC FD
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
MainStay Epoch Global Equity Yield Fund	CLASS A	RAYMOND JAMES	12,974,014.355	48.19%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MERRILL LYNCH PIERCE FENNER &	1,703,318.175	6.33%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		UBS WM USA	5,792,156.243	21.52%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS C	RAYMOND JAMES	787,968.927	12.43%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	1,215,960.279	19.18%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	2,471,514.300	38.98%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		UBS WM USA	685,239.333	10.81%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	MERRILL LYNCH PIERCE FENNER &	10,608,782.756	14.19%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		VALLEE AND CO FBO VA	5,613,986.030	7.51%
		C/O M&I TRUST CO., NA
		11270 W PARK PL STE 400
		MILWAUKEE WI 53224-3638
		CHARLES SCHWAB & CO INC	16,655,730.532	22.28%
		ATTN: MUTUAL FUNDS DEPT
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
MainStay Epoch International Small Cap Fund	CLASS A	UBS WM USA	16,943.423	5.51%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
		CHARLES SCHWAB & CO INC	16,641.059	5.41%
		ATTN: MUTUAL FUNDS DEPT
		101 MONTGOMERY ST

129

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SAN FRANCISCO CA 94104-4151
	CLASS C	NFS LLC FEBO	14,179.606	11.47%
		SUZANNE G GOTT
		PO BOX 102
		JACKSON CENTER PA 16133-0102
		JANNEY MONTGOMERY SCOTT LLC	9,876.172	7.99%
		EXCLUSIVE BENEFIT OF CUSTOMERS
		1801 MARKET ST
		PHILADELPHIA PA 19103-1610
		NFS LLC FEBO	6,846.622	5.54%
		NFS/FMTC IRA
		FBO C LYNNE OSTROW
		2017 GLENMARK AVENUE
		MORGANTOWN WV 26505-2963
		NFS LLC FEBO	11,076.375	8.96%
		MMF PARTNERS II LP A PARTNERSHIP MY
		RA M FRIEDMAN MMF MANAGEMENT LLC
		2816 SILVERLEAF LN
		NAPLES FL 34105-3032
	CLASS I	NFS LLC FEBO	2,237,800.364	31.82%
		THE NORTHERN TRUST COMPANY
		FBO A/C - 2225646
		PO BOX 92956
		CHICAGO IL 60675-2956
		NFS LLC FEBO	451,441.262	6.42%
		US BANK NATIONAL ASSOCIATION
		OMNIBUS - REINVEST/REINVEST
		1555 N RIVERCENTER DR STE 302
		MILWAUKEE WI 53212-3958
		NFS LLC FEBO	426,473.645	6.06%
		THE NORTHERN TRUST COMPANY
		PO BOX 92956
		CHICAGO IL 60675-2956
		ELLARD & CO	469,693.619	6.68%
		C/O FIDUCIARY TRUST CO INTL
		PO BOX 3199
		NEW YORK NY 10008-3199
		GENWORTH FINANCIAL TRUST CO	1,145,710.809	16.29%
		401K PLAN FBO
		GENWORTH FIN WEALTH MGMT & MUTUAL
		TS &
		3200 N CENTRAL AVE FL 7
		PHOENIX AZ 85012-2468
MainStay Epoch U.S. All Cap Fund	CLASS C	RAYMOND JAMES	9,306.753	6.92%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MERRILL LYNCH PIERCE FENNER &	12,717.648	9.45%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	39,183.729	29.13%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	NEW YORK LIFE PROGRESS-SHARING	5,962,229.574	31.72%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI

130

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE INSURANCE CO	1,195,707.445	6.36%
		MAINSTAY VP MODERATE ALLOCATION
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	1,514,001.569	8.05%
		MAINSTAY VP MODERATE GROWTH ALLOC
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	1,594,187.328	8.48%
		MAINSTAY MODERATE ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	1,306,468.099	6.95%
		MAINSTAY MODERATE GROWTH ALLOC FD
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
MainStay Epoch U.S. Equity Yield Fund	INVESTOR	NEW YORK LIFE INVESTMENT MGMT	3,002.131	5.94%
	CLASS	ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS A	MORGAN STANLEY SMITH BARNEY	64,294.991	34.67%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
	CLASS C	RAYMOND JAMES	10,526.149	27.22%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		STIFEL NICOLAUS & CO INC	7,125.395	18.43%
		FOR KENNETH D PIERCY AND
		GRETCHEN B PIERCY TTEES
		501 N BROADWAY FL 8
		SAINT LOUIS MO 63102-2188
		ROBERT C THOMPSON	2,061.816	5.33%
		TOD REGISTRATION ON FILE
		1544 PRELL RD
		SANTA MARIA CA 93454-9684
		1996 BARBARA A QUIGLEY REV TRUST	2,778.305	7.18%
		UA DTD 08/13/1996
		BARBARA A QUIGLEY TTEE
		1257 AVIS DR
		SAN JOSE CA 95126-4005
		NEW YORK LIFE INVESTMENT MGMT	2,990.478	7.73%
		ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS I	CHARLES SCHWAB & COMPANY INC	78,695.500	7.01%
		ATTN MUTUAL FUND DEPT
		101 MONTGOMERY STREET
		SAN FRANCISCO CA 94104-4151
		FIRST CLEARING LLC	336,362.286	29.94%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523

131

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MainStay Floating Rate Fund	CLASS A	RAYMOND JAMES	3,339,911.146	8.01%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MERRILL LYNCH PIERCE FENNER &	2,302,985.430	5.52%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	2,989,457.280	7.17%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
		UBS WM USA	5,525,407.293	13.25%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS B	MERRILL LYNCH PIERCE FENNER &	254,035.014	20.90%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	143,766.613	11.83%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	RAYMOND JAMES	3,070,618.468	15.51%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	3,410,498.144	17.23%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	3,579,786.821	18.09%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	1,504,610.863	7.60%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,028,957.401	5.20%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	MORGAN STANLEY SMITH BARNEY	3,482,308.901	6.25%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	5,077,564.909	9.12%

132

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	2,978,398.687	5.35%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 101 MONTGOMERY
		SAN FRANCISCO CA 94104-4151
		NEW YORK LIFE INSURANCE CO	4,175,202.141	7.50%
		MAINSTAY MODERATE ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	3,519,347.262	6.32%
		MAINSTAY CONSERV ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	3,319,983.521	5.96%
		MAINSTAY MODERATE GROWTH ALLOC FD
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NFS LLC FEBO	6,304,919.615	11.32%
		THE NORTHERN TRUST COMPANY
		PO BOX 92956
		CHICAGO IL 60675-2956
MainStay Global High Income Fund	CLASS A	RAYMOND JAMES	923,385.679	6.17%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		PERSHING LLC	856,627.698	5.72%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS B	MERRILL LYNCH PIERCE FENNER &	176,416.846	10.85%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	149,037.304	9.16%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	RAYMOND JAMES	487,401.682	6.59%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	1,683,201.024	22.75%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,638,145.433	22.14%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL

133

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	510,902.139	6.91%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	MORGAN STANLEY SMITH BARNEY	626,353.507	13.93%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	2,765,546.097	61.51%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	433,575.573	9.64%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
MainStay Government Fund	CLASS A	SUPPLEMENTAL INCOME PLAN TRUST FUND	4,038,615.116	21.57%
		PO BOX 8338
		BOSTON MA 02266-8338
	CLASS B	MERRILL LYNCH PIERCE FENNER &	247,302.802	10.77%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T88
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS C	MERRILL LYNCH PIERCE FENNER &	271,954.175	9.82%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS I	MERRILL LYNCH PIERCE FENNER &	59,472.275	11.64%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NEW YORK LIFE TRUST COMPANY	264,319.634	51.71%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		RELIANCE TRUST COMPANY FBO	27,787.521	5.44%
		OVID BELL PRESS
		RETIREMENT PLAN
		P O BOX 48529
		ATLANTA GA 30362-1529
		FIRST CLEARING LLC	118,574.249	23.20%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
MainStay Growth Allocation Fund	CLASS I	MORGAN STANLEY SMITH BARNEY	38,038.212	23.36%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		EVERGREEN TEACHERS ASSOC	62,946.057	38.66%

134

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		HEALTH & WELFARE TRUST
		PO BOX 5057
		SAN JOSE CA 95150-5057
		GUNITE WORKERS LOCAL 345	8,581.750	5.27%
		PO BOX 3339
		BURBANK CA 91508-3339
		KURT HARRINGTON FBO	13,983.058	8.59%
		ARLINGTON ASSET INVESTMENT COR
		401(K) PROFIT SHARING PLAN & TRUST
		1001 19TH ST N STE 1900
		ARLINGTON VA 22209-1720
MainStay Growth Equity Fund	INVESTOR	NEW YORK LIFE TRUST CUSTODIAN	0.008	100.00%
	CLASS	J.M. GOLD INC NDFI SIMP-IRA
		MELANIE B MILLER
		1817 LIVE OAK DR S
		ROCKLEDGE FL 32955-3418
	CLASS B	NEW YORK LIFE TRUST CUSTODIAN	102.499	100.00%
		GAC AIR CONDITIONING LLC NDFI
		AMY B DETILLIER
		329 ASPEN DR
		RACELAND LA 70394-3864
MainStay High Yield Corporate Bond Fund	CLASS A	PERSHING LLC	50,306,962.830	7.47%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS B	MERRILL LYNCH PIERCE FENNER &	1,963,181.734	5.32%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T95
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	3,025,458.995	8.20%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		FIRST CLEARING LLC	2,981,049.729	8.08%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	RAYMOND JAMES	8,118,377.368	5.90%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	17,433,516.765	12.67%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	22,836,338.714	16.59%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	12,934,046.725	9.40%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	MORGAN STANLEY SMITH BARNEY	28,592,689.423	5.59%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

135

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MERRILL LYNCH PIERCE FENNER &	32,312,870.273	6.32%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	99,117,554.049	19.39%
		FBO: CUSTOMER ACCOUNTS
		ATTN: MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046
		FIRST CLEARING LLC	98,762,382.697	19.32%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		MFD STREETSIDE LOCATION	96,479,725.815	18.87%
		ATTN DENEENA HANRAHAN
		700 MARYVILLE CENTRE DR
		ST LOUIS MO 63141-5824
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	4,375.619	100.00%
		ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	601,609.543	23.25%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK & TRUST FBO	521,934.874	20.17%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		HARTFORD SECURITIES DISTRIBUTION	145,257.069	5.61%
		COMPANY INC / PRG
		ATT: UIT OPERATIONS
		PO BOX 2999
		HARTFORD CT 06104-2999
		TD AMERITRADE TRUST COMPANY	263,809.673	10.20%
		CO # 00L71
		PO BOX 17748
		DENVER CO 80217-0748
MainStay High Yield Municipal Bond Fund	CLASS A	RAYMOND JAMES	2,402,799.318	6.18%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	4,205,205.609	10.82%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	5,295,180.516	13.62%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	2,343,811.326	6.03%
		1 PERSHING PLAZA

136

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	2,778,575.611	7.15%
		FBO: CUSTOMER ACCOUNTS
		ATTN: MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046
		FIRST CLEARING LLC	3,182,349.798	8.19%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	5,487,784.115	14.12%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS C	RAYMOND JAMES	1,924,609.329	10.00%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	4,143,167.482	21.52%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	6,104,571.498	31.70%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	1,854,621.004	9.63%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,844,702.076	9.58%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	RAYMOND JAMES	2,330,939.834	7.28%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	4,158,406.054	12.98%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	10,580,758.176	33.03%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	3,207,134.366	10.01%
		FBO: CUSTOMER ACCOUNTS
		ATTN: MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046
		FIRST CLEARING LLC	3,657,530.920	11.42%

137

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
MainStay High Yield Opportunities Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	2,041,406.407	5.26%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	4,058,093.784	10.45%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	2,889,723.786	7.44%
		FBO: CUSTOMER ACCOUNTS
		ATTN: MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046
		CHARLES SCHWAB & CO INC	3,108,451.727	8.01%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
		UBS WM USA	8,217,992.810	21.17%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS C	MORGAN STANLEY SMITH BARNEY	3,237,493.141	21.88%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	3,694,108.140	24.97%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	3,176,349.973	21.47%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,273,231.819	8.61%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	MORGAN STANLEY SMITH BARNEY	8,896,288.900	22.91%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	7,340,552.119	18.91%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & COMPANY INC	4,528,288.930	11.66%
		ATTN MUTUAL FUND DEPT
		101 MONTGOMERY STREET
		SAN FRANCISCO CA 94104-4151

138

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		LPL FINANCIAL	3,335,885.940	8.59%
		FBO: CUSTOMER ACCOUNTS
		ATTN: MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046
		FIRST CLEARING LLC	4,720,814.925	12.16%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
MainStay ICAP Equity Fund	CLASS A	PERSHING LLC	45,299.238	5.60%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NEW YORK LIFE TRUST COMPANY	53,425.513	6.60%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		TAYNIK & CO	146,628.685	18.12%
		C/O INVESTORS BANK & TRUST
		PO BOX 5501
		BOSTON MA 02206-5501
		JP MORGAN CHASE HSA	44,944.126	5.55%
		1 CHASE MANHATTAN PLAZA 3RD FL
		NEW YORK NY 10005-1401
	CLASS C	MORGAN STANLEY SMITH BARNEY	15,427.294	7.19%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	60,104.906	28.02%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS I	NEW YORK LIFE TRUST COMPANY	1,781,094.095	9.07%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		NEW YORK LIFE PROGRESS-SHARING	1,780,915.771	9.07%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		CHARLES SCHWAB & CO INC	2,118,250.723	10.78%
		SPECIAL CUSTODY ACCOUNT FOR
		BENEFIT OF CUSTOMERS
		MUTUAL FUND OPERATIONS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
		NFS LLC FEBO	1,007,106.172	5.13%
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY KW1C
		COVINGTON KY 41015-1987
	CLASS R1	NEW YORK LIFE TRUST COMPANY	23,818.058	16.18%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE

139

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PARSIPPANY NJ 07054-1007
		WELLS FARGO BANK NA	26,507.203	18.01%
		FBO CITY OF WESTMINSTER DCP
		C/O FASCORE LLC
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
		MG TRUST CO TRUSTEE	12,872.154	8.75%
		ARAPAHOE / DOUGLAS MENTAL HEALTH
		NETWORK 401K
		700 17TH ST STE 300
		DENVER CO 80202-3531
		MASS MUTUAL LIFE INSURANCE CO	29,889.204	20.31%
		1295 STATE ST # C105
		SPRINGFIELD MA 01111-0001
		NFS LLC FEBO	21,395.555	14.54%
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY KW1C
		COVINGTON KY 41015-1987
		WELLS FARGO BANK NA	12,735.683	8.65%
		FBO CITY OF WESTMINSTER DCP
		C/O FASCORE LLC
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	16,452.391	5.16%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NEW YORK LIFE TRUST COMPANY	30,722.506	9.64%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		CHARLES SCHWAB & COMPANY INC	80,550.664	25.28%
		ATTN MUTUAL FUND DEPT
		101 MONTGOMERY STREET
		SAN FRANCISCO CA 94104-4151
		STATE STREET CORPORATION AND/OR	100,683.459	31.60%
		CUSTODIAN FBO ADP ACCESS
		1 LINCOLN ST
		BOSTON MA 02111-2901
		GREAT-WEST TRUST COMPANY LLC TTEE F	18,118.262	5.69%
		EMPLOYEE BENEFITS CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
		VRSCO	24,227.330	7.60%
		FBO AIGFSB CUST TTEE FBO
		JEFFERSON CNTR FOR MENTAL HLTH 401K
		2929 ALLEN PARKWAY, A6-20
		HOUSTON TX 77019-7117
		GREAT-WEST TRUST CO LLC FBO PUTNAM	17,675.748	5.55%
		FBO RECORDKEEPING FOR VARIOUS BENEF
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
	CLASS R3	STATE STREET CORPORATION AND/OR	52,645.238	77.24%
		CUSTODIAN FBO ADP ACCESS
		1 LINCOLN ST
		BOSTON MA 02111-2901
		FIIOC FBO	3,468.761	5.09%

140

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CHICAGO EXTRUDED METALS CO
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
MainStay ICAP Global Fund	CLASS A	NFS LLC FEBO	22,032.451	5.43%
		THEODORE A MATHAS
		14 COLE DRIVE
		ARMONK NY 10504-3011
		NFS LLC FEBO	283,859.559	69.95%
		NFS/FMTC ROLLOVER IRA
		FBO LOUIS W MOELCHERT JR
		207 RANDOLPH SQUARE LN
		RICHMOND VA 23238-6154
	CLASS C	RAYMOND JAMES	6,908.932	21.94%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		PERSHING LLC	3,818.694	12.12%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NEW YORK LIFE TRUST CO	5,618.528	17.84%
		CUST FOR THE IRA OF
		BRIAN E LACEY
		1052 HEAD OF RIVER RD
		CHESAPEAKE VA 23322-1919
		NEW YORK LIFE TRUST CO	1,612.417	5.12%
		CUST FOR THE IRA OF
		EDITH L MCKEE
		1209 AVENUE F
		HAWARDEN IA 51023-1822
		NEW YORK LIFE INSURANCE COMPANY	2,539.512	8.06%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS I	NEW YORK LIFE INSURANCE COMPANY	4,905,783.098	95.84%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
Mainstay ICAP International Fund	CLASS A	PERSHING LLC	771,972.368	8.91%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		UBS WM USA	5,627,274.308	64.95%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS C	RAYMOND JAMES	66,548.606	13.69%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	40,201.360	8.27%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	46,790.166	9.63%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		UBS WM USA	179,925.778	37.01%

141

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	EDWARD D JONES & CO	4,538,865.902	18.41%
		ATTN: MUTUAL FUND
		SHAREHOLDER ACCOUNTING
		201 PROGRESS PKWY
		MARYLAND HTS MO 63043-3009
		CHARLES SCHWAB & CO INC	2,496,337.149	10.13%
		SPECIAL CUSTODY ACCOUNT FOR
		BENEFIT OF CUSTOMERS
		MUTUAL FUND OPERATIONS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
		NEW YORK LIFE INSURANCE CO	1,453,294.085	5.90%
		MAINSTAY VP MODERATE GROWTH ALLOC
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
	CLASS R1	PERSHING LLC	12,615.850	57.65%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NFS LLC FEBO	4,829.373	22.07%
		BRIAN CURY
		JOSEPH NIZZA TTEE
		EARTHCAM 401K PLAN
		84 KENNEDY ST
		HACKENSACK NJ 07601-5229
		FRONTIER TRUST COMPANY FBO	1,343.486	6.14%
		INTEGRATED BOOK TECHNOLOGY, INC. 40
		209129
		PO BOX 10758
		FARGO ND 58106-0758
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	125,361.359	8.30%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T89
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NEW YORK LIFE TRUST COMPANY	136,764.975	9.05%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		STATE STREET BANK & TRUST FBO	414,204.625	27.41%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		STATE STREET CORPORATION AND/OR	538,971.694	35.67%
		CUSTODIAN FBO ADP ACCESS
		1 LINCOLN ST
		BOSTON MA 02111-2901
	CLASS R3	MERRILL LYNCH PIERCE FENNER &	51,841.639	13.90%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T89
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK & TRUST FBO	60,188.465	16.14%
		ADP/MORGAN STANLEY DEAN WITTER

142

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		STATE STREET CORPORATION AND/OR	159,403.702	42.75%
		CUSTODIAN FBO ADP ACCESS
		1 LINCOLN ST
		BOSTON MA 02111-2901
		PIMS/PRUDENTIAL RETIREMENT	36,562.818	9.80%
		AS NOMINEE FOR THE TTEE/CUST PL 767
		ARDEN REALTY 401(K) PLAN
		11601 WILSHIRE BLVD
		4TH FLOOR
		LOS ANGELES CA 90025-0509
MainStay ICAP Select Equity Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	1,537,390.193	9.43%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
	CLASS C	MORGAN STANLEY SMITH BARNEY	524,845.853	21.14%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	795,406.435	32.04%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	175,870.844	7.08%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	136,898.589	5.51%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	PERSHING LLC	5,771,212.364	7.79%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NEW YORK LIFE TRUST COMPANY	5,274,539.981	7.12%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		CHARLES SCHWAB & CO INC	25,076,699.402	33.83%
		SPECIAL CUSTODY ACCOUNT FOR
		BENEFIT OF CUSTOMERS
		MUTUAL FUND OPERATIONS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
	CLASS R1	PERSHING LLC	133,737.181	18.88%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NEW YORK LIFE TRUST COMPANY	372,970.704	52.64%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		NFS LLC FEBO	92,726.127	13.09%
		FIIOC AS AGENT FOR

143

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987
		NFS LLC FEBO	82,733.693	11.68%
		STATE STREET BANK TRUST CO
		TTEE VARIOUS RETIREMENT PLANS
		4 MANHATTANVILLE RD
		PURCHASE NY 10577-2139
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	33,110.354	5.46%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T89
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NEW YORK LIFE TRUST COMPANY	331,306.745	54.67%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		NATIONWIDE TRUST COMPANY FSB	88,570.345	14.62%
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029
		WILMINGTON TRUST RISC AS CUST FBO	31,302.672	5.17%
		KALMBACH PUBLISHING CO.
		PO BOX 52129
		PHOENIX AZ 85072-2129
	CLASS R3	NFS LLC FEBO	150,128.470	39.46%
		STATE STREET BANK TRUST CO
		TTEE VARIOUS RETIREMENT PLANS
		440 MAMARONECK AVE
		HARRISON NY 10528-2418
		MERRILL LYNCH PIERCE FENNER &	20,063.094	5.27%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T89
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NEW YORK LIFE TRUST COMPANY	87,451.325	22.99%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
MainStay Income Builder Fund	CLASS C	RAYMOND JAMES	88,906.203	6.11%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	225,591.123	15.50%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	369,231.191	25.37%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	165,581.698	11.38%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER

144

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	MERRILL LYNCH PIERCE FENNER &	841,788.463	6.89%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NEW YORK LIFE TRUST COMPANY	4,307,365.657	35.27%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		NEW YORK LIFE PROGRESS-SHARING	4,834,487.703	39.59%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
MainStay Indexed Bond Fund	CLASS A	NEW YORK LIFE TRUST COMPANY	1,629,985.845	25.27%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS I	MERRILL LYNCH PIERCE FENNER &	1,739,853.700	5.24%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION TEAM
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NEW YORK LIFE TRUST COMPANY	13,784,247.655	41.54%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		NEW YORK LIFE FOUNDATION	2,344,740.758	7.07%
		C/O MR. KEN ROMAN
		51 MADISON AVE RM 252
		NEW YORK NY 10010-1655
		UMB BANK NA CUST	4,537,339.053	13.67%
		FBO PLANMEMBER
		6187 CARPINTERIA AVE
		CARPINTERIA CA 93013-2805
		NEW YORK LIFE INSURANCE CO	3,490,620.481	10.52%
		MAINSTAY CONSERV ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
MainStay Intermediate Term Bond Fund	CLASS A	NEW YORK LIFE TRUST COMPANY	339,816.072	5.26%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS B	MERRILL LYNCH PIERCE FENNER &	80,786.305	8.37%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	56,590.332	5.87%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		FIRST CLEARING LLC	209,460.565	21.71%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER

145

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	RAYMOND JAMES	235,179.174	6.40%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	229,529.189	6.25%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	674,438.058	18.36%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	356,751.967	9.71%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	314,795.586	8.57%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	NEW YORK LIFE INSURANCE CO	8,550,441.719	13.03%
		MAINSTAY MODERATE ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	6,332,487.640	9.65%
		MAINSTAY CONSERV ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		WILMINGTON TRUST RISC TTEE FBO	8,495,338.508	12.94%
		SHEET METAL WORKERS LOCAL 104
		(BALX.U)
		PO BOX 52129
		PHOENIX AZ 85072-2129
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	2,346.191	100.00%
		ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	2,345.498	100.00%
		ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
MainStay International Equity Fund	CLASS A	NEW YORK LIFE TRUST COMPANY	499,498.498	9.85%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		UBS WM USA	265,811.465	5.24%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS C	MORGAN STANLEY SMITH BARNEY	72,405.841	7.28%
		HARBOR SIDE FINANCIAL CENTER

146

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	110,669.091	11.12%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	63,389.540	6.37%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		FIRST CLEARING LLC	183,821.427	18.47%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	65,572.615	6.59%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	NEW YORK LIFE INS CO EMPLOYEES	834,935.339	5.51%
		HEALTH AND LIFE BENEFIT
		TRUST LIFE BENEFITS
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE INS. CO. AGENTS'	920,807.328	6.08%
		HEALTH AND LIFE BENEFIT
		TRUST LIFE BENEFITS
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE PROGRESS-SHARING	4,913,769.881	32.44%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE INSURANCE CO	759,759.086	5.02%
		MAINSTAY MODERATE GROWTH ALLOC FD
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
	CLASS R1	NEW YORK LIFE TRUST COMPANY	264,058.842	70.49%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		TD AMERITRADE TRUST COMPANY	63,487.780	16.95%
		CO# 00PAS
		P.O. BOX 17748
		DENVER CO 80217-0748
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	41,191.618	5.86%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NEW YORK LIFE TRUST COMPANY	307,673.684	43.80%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007

147

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FIIOC FBO	42,276.369	6.02%
		GRIMM PARKER ARCHITECTS
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		FIIOC FBO	40,879.840	5.82%
		STARION BANCORPORATION 401K PSP
		100 MAGELLAN WAY
		COVINGTON KY 41015-1999
		FIIOC FBO	50,276.457	7.16%
		ACCUDATA SYSTEMS INC
		100 MAGELLAN WAY
		KWIC
		COVINGTON KY 41015-1987
	CLASS R3	FIIOC FBO	7,199.626	8.04%
		METZ WOOD HARDER INC 401K PSP
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		MASS MUTUAL LIFE INSURANCE CO	14,779.710	16.50%
		1295 STATE ST # C105
		SPRINGFIELD MA 01111-0001
		FRONTIER TRUST COMPANY FBO	6,929.108	7.74%
		WATSON FAMILY DENTISTRY EE SAVINGS
		PO BOX 10758
		FARGO ND 58106-0758
		FRONTIER TRUST COMPANY FBO	5,395.733	6.03%
		MEDICAL GROUP, INC. 401(K) PLAN 20
		714
		PO BOX 10758
		FARGO ND 58106-0758
		FRONTIER TRUST COMPANY FBO	5,237.098	5.85%
		CHATTANOOGA'S PROGRAM IN WOMENS
		ONCOLOGY 401K
		PO BOX 10758
		FARGO ND 58106-0758
		FRONTIER TRUST COMPANY FBO	7,092.220	7.92%
		VALERIO DEWALT TRAIN ASSOCIATES, IN
		PO BOX 10758
		FARGO ND 58106-0758
MainStay International Opportunities Fund	INVESTOR	ELIZABETH S PERMAR	2,241.607	6.52%
	CLASS	TOD REGISTRATION ON FILE
		3191 FLOYD BRADFORD RD
		TRUSSVILLE AL 35173-5186
		NEW YORK LIFE TRUST COMPANY	1,881.211	5.47%
		CUST FOR THE ROTH IRA OF
		DIANA A HOLMQUEST
		5318 RUSSETT RD
		MADISON WI 53711-3669
		NEW YORK LIFE TRUST CO	2,051.556	5.96%
		CUST FOR THE IRA OF
		GREGORY SPYROPOULOS
		180 FOX HILL RD
		BURLINGTON MA 01803-1505
		NEW YORK LIFE TRUST CO	2,290.716	6.66%
		CUST FOR THE ROTH IRA OF
		RONALD J NOVINSKA
		1405 RAVENOAKS TRL
		OREGON WI 53575-2518
		NEW YORK LIFE INVESTMENT MGMT	3,103.470	9.02%
		ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS A	AMERICAN ENTERPRISE INV SVCS	7,636.437	10.21%

148

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		PERSHING LLC	12,421.992	16.61%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		EASTMONT ELECTRIC CO INC 401K & PSP	3,883.555	5.19%
		STEPHEN JOHNSTON TTEE
		130 MARKET PL
		MONTGOMERY AL 36117-4906
		BRIDGET SINNOTT	3,759.017	5.03%
		TOD REGISTRATION ON FILE
		2901 CITYPLACE WEST BLVD APT 612
		DALLAS TX 75204-0362
		NFS LLC FEBO	4,939.704	6.60%
		MENG LI TTEE
		THE QINMIN LI AND MENG LI FAM TR
		U/A 1/7/09
		2350 CORNELL ST
		PALO ALTO CA 94306-1313
		AMERICAN ENTERPRISE INV SVCS	3,759.208	5.03%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		AMERICAN ENTERPRISE INV SVCS	4,083.597	5.46%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		AMERICAN ENTERPRISE INV SVCS	7,523.425	10.06%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		AMERICAN ENTERPRISE INV SVCS	4,714.631	6.30%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS C	MERRILL LYNCH PIERCE FENNER &	1,600.536	7.09%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T89
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NEW YORK LIFE TRUST CO	1,454.331	6.45%
		CUST FOR THE ROTH IRA OF
		LEONARD DEIBERT
		1417 E 3RD ST
		REDFIELD SD 57469-1409
		FIRST CLEARING LLC	3,521.812	15.61%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		NEW YORK LIFE TRUST CO	3,035.516	13.45%
		CUST FOR THE IRA OF
		ANTHONY J FIORE
		117 CAMDEN RD
		NARRAGANSETT RI 02882-2137
		NEW YORK LIFE TRUST CO	1,588.886	7.04%
		CUST FOR THE ROTH IRA OF
		STEPHEN SHEA
		197 BARTHOLOMEW ST
		PEABODY MA 01960-5026
		NEW YORK LIFE TRUST CO	1,317.992	5.84%
		CUST FOR THE ROTH IRA OF
		RICHARD M MCQUEEN
		3822 CENTERPLAZA DR

149

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		HOUSTON TX 77007-5652
		NEW YORK LIFE INVESTMENT MGMT	2,652.664	11.76%
		ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		NFS LLC FEBO	2,311.517	10.24%
		NFS/FMTC SEP IRA
		FBO ED L COATES
		4425 COUNTRY GARDEN RD
		BILLINGS MT 59105-5901
	CLASS I	NEW YORK LIFE INSURANCE CO	3,456,047.829	13.20%
		MAINSTAY VP MODERATE ALLOCATION
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	8,740,411.076	33.38%
		MAINSTAY VP MODERATE GROWTH ALLOC
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	2,515,955.568	9.61%
		MAINSTAY VP GROWTH ALLOCATION
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	2,608,656.001	9.96%
		MAINSTAY GROWTH ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	2,851,627.651	10.89%
		MAINSTAY MODERATE ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	4,198,817.162	16.04%
		MAINSTAY MODERATE GROWTH ALLOC FD
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
MainStay Large Cap Growth Fund	INVESTOR	MERCER TRUST CO TTEE FBO	1,996,913.705	7.86%
	CLASS	HARSCO CORPORATION RETIREMENT
		SAVINGS AND INVESTMENT PLAN
		ATTN: DC PLAN ADMIN MS N-2-E
		ONE INVESTORS WAY
		NORWOOD MA 02062-1599
		DCGT AS TTEE AND/OR CUST	1,415,657.625	5.57%
		FBO PRINCIPAL FINANCIAL GROUP QUALI
		FIED FIA OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
	CLASS A	MORGAN STANLEY SMITH BARNEY	28,091,779.472	14.86%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	15,373,630.956	8.13%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484

150

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CHARLES SCHWAB & COMPANY INC	33,523,159.812	17.73%
		ATTN MUTUAL FUND DEPT
		101 MONTGOMERY STREET
		SAN FRANCISCO CA 94104-4151
		UBS WM USA	18,610,521.704	9.85%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS B	MERRILL LYNCH PIERCE FENNER &	935,336.842	12.07%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS C	MORGAN STANLEY SMITH BARNEY	5,942,790.088	11.91%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	29,891,726.125	59.91%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	2,588,681.348	5.19%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	2,942,125.808	5.90%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	MORGAN STANLEY SMITH BARNEY	151,635,631.745	10.46%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	331,688,068.778	22.88%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & COMPANY INC	104,844,126.925	7.23%
		ATTN MUTUAL FUND DEPT
		101 MONTGOMERY STREET
		SAN FRANCISCO CA 94104-4151
		NFS LLC FEBO	99,745,708.603	6.88%
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY KW1C
		COVINGTON KY 41015-1987
	CLASS R1	CHARLES SCHWAB & CO INC	53,721,102.868	21.53%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 101 MONTGOMERY
		SAN FRANCISCO CA 94104-4151
		WELLS FARGO BANK FBO	19,985,368.427	8.01%
		VARIOUS RETIREMENT PLANS

151

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076
		NFS LLC FEBO	33,026,885.993	13.24%
		STATE STREET BANK TRUST CO
		TTEE VARIOUS RETIREMENT PLANS
		440 MAMARONECK AVE
		HARRISON NY 10528-2418
		NFS LLC FEBO	53,313,972.908	21.37%
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY KW1C
		COVINGTON KY 41015-1987
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	30,812,784.399	28.37%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T89
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		RELIANCE TRUST COMPANY CUSTODIAN	8,103,504.029	7.46%
		FBO INSPERITY 401K PLAN
		PO BOX 48529
		ATLANTA GA 30362-1529
	CLASS R3	MERRILL LYNCH PIERCE FENNER &	3,275,606.013	12.47%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T89
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET CORPORATION AND/OR	2,014,517.877	7.67%
		CUSTODIAN FBO ADP ACCESS
		1 LINCOLN ST
		BOSTON MA 02111-2901
		ING LIFE INSURANCE AND ANNUITY	3,312,958.461	12.61%
		COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773
		NFS LLC FEBO	1,414,740.747	5.38%
		F WIECHERT J BOURGEOIS K CARDEN T H
		OYT, R BROOKS C EVANS TTEES PIPEFIT
		TERS LOCAL 636 DEFINED CONTRIBUTION
		PO BOX 278
		TROY MI 48099-0278
MainStay MAP Fund	CLASS A	RAYMOND JAMES	769,291.181	8.88%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		PERSHING LLC	449,383.829	5.19%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS C	RAYMOND JAMES	357,483.340	9.32%
		OMNIBUS FOR MUTUAL FUNDS
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MORGAN STANLEY SMITH BARNEY	595,129.864	15.52%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	728,742.800	19.00%
		SMITH INC - FOR THE SOLE BENEFIT

152

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T89
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	353,414.155	9.21%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		FIRST CLEARING LLC	247,638.992	6.46%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	290,891.405	7.58%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	NEW YORK LIFE PROGRESS-SHARING	2,052,477.145	5.25%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE INSURANCE CO	3,083,287.875	7.88%
		MAINSTAY VP MODERATE ALLOCATION
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	5,078,720.988	12.98%
		MAINSTAY VP MODERATE GROWTH ALLOC
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	2,074,609.037	5.30%
		MAINSTAY MODERATE GROWTH ALLOC FD
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		STANDARD INSURANCE COMPANY	3,381,469.454	8.64%
		PATRICIA A MCCONNELL TTEE
		1100 SW 6TH AVE
		ATTN SEP ACCT
		PORTLAND OR 97204-1093
		NEW YORK LIFE TRUST COMPANY	6,731,440.696	17.20%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R1	CHARLES SCHWAB & COMPANY INC	27,383.585	17.34%
		ATTN MUTUAL FUND DEPT
		101 MONTGOMERY STREET
		SAN FRANCISCO CA 94104-4151
		RELIANCE TRUST COMPANY FBO	22,267.285	14.10%
		NC ST FIREMAN DC
		P.O. BOX 48529
		ATLANTA GA 30362-1529
		RELIANCE TRUST CO CUSTODIAN	16,679.130	10.56%
		FBO MID HUDSON VALLEY FEDERAL
		CREDIT UNION 401K PLAN
		P O BOX 48529
		ATLANTA GA 30362-1529
		NFS LLC FEBO	80,222.572	50.80%
		FIIOC AS AGENT FOR

153

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	41,277.746	7.70%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NEW YORK LIFE TRUST COMPANY	202,818.498	37.83%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		PIMS/PRUDENTIAL RETIREMENT	58,730.509	10.95%
		AS NOMINEE FOR THE TTEE/CUST PL 008
		MINISTRY HEALTH CARE, INC.
		11925 W. LAKE PARK DRIVE
		SUITE 100
		MILWAUKEE WI 53224-3002
	CLASS R3	STATE STREET BANK & TRUST FBO	8,466.948	18.24%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		MG TRUST COMPANY CUST. FBO	3,515.050	7.57%
		KENNEDY, WHITE & RIGGS ORTHOPA
		717 17TH ST STE 1300
		DENVER CO 80202-3304
		MG TRUST COMPANY CUST FBO	2,773.356	5.97%
		LAW OFFICES OF RIPLEY AND ASSOCIATE
		700 17TH ST STE 300
		DENVER CO 80202-3531
		FRONTIER TRUST COMPANY FBO	2,379.457	5.13%
		ALLE KISKI INDUSTRIES 401K 201780
		PO BOX 10758
		FARGO ND 58106-0758
		FRONTIER TRUST COMPANY FBO	3,957.214	8.52%
		DELJO HEATING & COOLING, INC. 401(K
		PO BOX 10758
		FARGO ND 58106-0758
		FRONTIER TRUST COMPANY FBO	4,572.712	9.85%
		SALEM GIANT EAGLE 401(K) P.S. PLAN
		PO BOX 10758
		FARGO ND 58106-0758
		FRONTIER TRUST COMPANY FBO	3,638.411	7.84%
		FOUNDERS SERVICE AND MFG CO., INC.
		PO BOX 10758
		FARGO ND 58106-0758
		COUNSEL TRUST DBA MATC FBO	2,512.858	5.41%
		NATSOURCE LLC 401(K) PROFIT
		SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		FRONTIER TRUST COMPANY FBO	3,582.317	7.72%
		FEIST CABINETS & WOODWORKS, INC. PS
		PO BOX 10758
		FARGO ND 58106-0758
MainStay Moderate Allocation Fund	CLASS I	MERRILL LYNCH PIERCE FENNER &	68,296.487	6.42%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION

154

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		BODINE ALUMINUM, INC PENSION PLAN	484,031.511	45.51%
		ATTN TERRY HENDERSON
		100 CHERRY BLOSSOM WAY
		TROY MO 63379-2516
		EVERGREEN TEACHERS ASSOC	62,208.435	5.85%
		HEALTH & WELFARE TRUST
		PO BOX 5057
		SAN JOSE CA 95150-5057
MainStay Moderate Growth Allocation Fund	CLASS I	MERRILL LYNCH PIERCE FENNER &	9,422.738	8.40%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JAMES WILLIAMS	9,104.836	8.12%
		TRST UTU MTA TRUST FUND EMP PSP
		FBO JULIE MIZUSHIMA
		15999 CYPRESS AVE
		IRWINDALE CA 91706-2162
		THOMAS T HOLSMAN	6,766.989	6.04%
		AND ANN M HOLSMAN
		JT TEN
		909 HELIX DR
		CONCORD CA 94518-3446
		FIIOC FBO SCOTTSDALE CONVENTION &	18,382.457	16.40%
		VISITORS BUREAU 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		THE GARY M & PATRICIA J O'NEILL	27,584.302	24.60%
		REVOVCABLE LIVING TRUST
		DTD 2/17/1988
		GARY M & PATRICIA J O'NEILL TTEE
		1203 RIMER DR
		MORAGA CA 94556-1726
MainStay Retirement 2010 Fund	CLASS A	NEW YORK LIFE TRUST COMPANY	500,528.149	73.45%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		MG TRUST COMPANY CUST FBO	35,168.085	5.16%
		ROBCO INC 401K PROFIT SHARING
		K SPRINGSTEAD, H RODDEN O STONE
		TTEES
		700 17TH ST STE 300
		DENVER CO 80202-3531
		NEW YORK LIFE TRUST CO	34,821.399	5.11%
		CUST FOR THE IRA OF
		RUSSELL JOHN SPENCER
		6091 N LOLA AVE
		FRESNO CA 93722-3112
	CLASS I	NEW YORK LIFE TRUST COMPANY	2,419,868.193	97.45%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R2	NEW YORK LIFE TRUST COMPANY	1,675,912.732	100.00%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007

155

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS R3	NEW YORK LIFE TRUST COMPANY	85,789.033	98.90%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
MainStay Retirement 2020 Fund	INVESTOR	NEW YORK LIFE TRUST CUSTODIAN	30,665.131	6.73%
	CLASS	GEORGE J WEINER ASSOCIATES LLP NDFI
		TERRENCE L WOLF
		119 GREAT CIRCLE RD
		LANDENBERG PA 19350-9110
	CLASS A	NEW YORK LIFE TRUST COMPANY	1,036,621.636	75.15%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS I	NEW YORK LIFE TRUST COMPANY	4,533,691.762	97.51%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R2	NEW YORK LIFE TRUST COMPANY	2,719,948.392	99.99%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R3	NEW YORK LIFE TRUST COMPANY	218,469.613	96.45%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
MainStay Retirement 2030 Fund	CLASS A	NEW YORK LIFE TRUST COMPANY	1,071,427.192	77.22%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS I	NEW YORK LIFE TRUST COMPANY	7,611,592.699	98.94%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R2	NEW YORK LIFE TRUST COMPANY	2,072,219.569	99.96%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R3	NEW YORK LIFE TRUST COMPANY	729,211.949	97.08%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
MainStay Retirement 2040 Fund	CLASS A	NEW YORK LIFE TRUST COMPANY	644,755.810	82.42%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS I	NEW YORK LIFE TRUST COMPANY	5,343,328.196	98.60%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R2	NEW YORK LIFE TRUST COMPANY	1,368,536.516	100.00%
		CLIENT ACCOUNTS

156

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R3	NEW YORK LIFE TRUST COMPANY	649,440.925	99.74%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
MainStay Retirement 2050 Fund	CLASS A	NEW YORK LIFE TRUST COMPANY	244,368.429	82.05%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		ROLLA COSTER INC PENSION PLN TST	30,260.952	10.16%
		LILLIAN CHUNG-KANG TTEE
		2111 BRISTOW DR
		LA CANADA FLT CA 91011-1202
	CLASS I	NEW YORK LIFE TRUST COMPANY	3,751,519.170	98.11%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R2	NEW YORK LIFE TRUST COMPANY	505,422.533	99.84%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R3	NEW YORK LIFE TRUST COMPANY	448,213.017	99.94%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
MainStay S&P 500 Index Fund	CLASS A	NEW YORK LIFE TRUST COMPANY	2,041,734.892	16.33%
		CLIENT ACCOUNTS
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		SUPPLEMENTAL INCOME PLAN TRUST FUND	2,361,424.296	18.88%
		PO BOX 8338
		BOSTON MA 02266-8338
	CLASS I	NEW YORK LIFE INS. CO. EMPLOYEES'	1,887,616.803	5.27%
		HEALTH AND LIFE BENEFIT
		TRUST LIFE BENEFITS
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE INS. CO. AGENTS'	2,021,463.710	5.64%
		HEALTH AND LIFE BENEFIT
		TRUST LIFE BENEFITS
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE TRUST COMPANY	22,889,660.411	63.89%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		NEW YORK LIFE PROGRESS-SHARING	4,231,330.072	11.81%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
MainStay Short Term Bond Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	614,229.719	20.45%

157

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		VALLEY VIEW INDEPENDENT SCHOOL	234,139.216	7.80%
		DISTRICT
		GEORGE D FLORES FIN DIRECTOR
		9701 S JACKSON RD
		PHARR TX 78577-7258
	CLASS I	MORGAN STANLEY SMITH BARNEY	419,832.975	8.15%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	330,395.052	6.42%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION TEAM
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	496,901.886	9.65%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 101 MONTGOMERY
		SAN FRANCISCO CA 94104-4151
		NEW YORK LIFE TRUST COMPANY	527,360.936	10.24%
		CLIENT ACCOUNTS
		ATTN: HEATHER ALLEN
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		FIRST CLEARING LLC	275,213.699	5.34%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		TEAMSTERS LOCAL UNION NO 856	757,498.214	14.71%
		HEALTH AND WELFARE PLAN
		PO BOX 24513
		OAKLAND CA 94623-1513
MainStay Tax Fee Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	3,950,867.632	8.16%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	9,787,298.019	20.21%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T79
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		UBS WM USA	3,973,898.426	8.21%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS B	MORGAN STANLEY SMITH BARNEY	219,839.265	15.44%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	145,927.028	10.25%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T83

158

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	74,602.239	5.24%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		FIRST CLEARING LLC	344,636.875	24.21%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	3,381,722.007	20.65%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	5,332,968.991	32.56%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	1,879,227.947	11.47%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,266,725.159	7.73%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS I	MORGAN STANLEY SMITH BARNEY	3,334,914.779	17.08%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	10,179,704.777	52.14%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	3,218,706.550	16.49%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
MainStay Unconstrained Bond Fund	CLASS A	NYLIFE DISTRIBUTORS INC	1,319,230.329	5.92%
		MARY ANN AULL - VP/TREASURER
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
		UBS WM USA	1,528,611.813	6.86%
		OMNI ACCOUNT M/F
		ATTN: DEPARTMENT MANAGER
		1000 HARBOR BLVD 5TH FL
		WEEHAWKEN NJ 07086-6761
	CLASS B	MERRILL LYNCH PIERCE FENNER &	163,729.962	8.53%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T90
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	152,819.433	7.96%
		1 PERSHING PLAZA

159

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07399-0002
		FIRST CLEARING LLC	135,828.385	7.07%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	1,305,586.059	19.15%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,380,342.616	20.25%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	568,335.612	8.34%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	NFS LLC FEBO	1,121,532.000	10.04%
		US BANK NATIONAL ASSOCIATION
		1555 N RIVER CENTER DR
		STE 302
		MILWAUKEE WI 53212-3958
		MORGAN STANLEY SMITH BARNEY	1,160,955.294	10.40%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,715,930.621	15.36%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	1,342,083.662	12.02%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		NEW YORK LIFE INSURANCE CO	1,955,435.683	17.51%
		MAINSTAY MODERATE ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	1,321,767.659	11.84%
		MAINSTAY CONSERV ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	1,339,237.573	11.99%
		MAINSTAY MODERATE GROWTH ALLOC FD
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
MainStay U.S. Equity Opportunities Fund	INVESTOR	SCOTT D BROWN	1,284.697	6.17%
	CLASS	KATHERINE A BROWN JTWROS
		1106 GEORGIA AVE
		NORFOLK NE 68701-2736
		DONALD J COOPER	1,333.238	6.40%
		RUBY H COOPER JTWROS

160

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		TOD REGISTRATION ON FILE
		2109 WILLOWMET DR
		BRENTWOOD TN 37027-1812
		NEW YORK LIFE INVESTMENT MGMT	3,356.743	16.11%
		ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS A	DAN SU	4,382.718	5.23%
		TOD DESIGNATION ON FILE
		1404 APPIAN WAY
		MONTEBELLO CA 90640-1867
		MERRILL LYNCH PIERCE FENNER &	13,352.574	15.94%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	10,032.976	11.98%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	5,789.108	6.91%
		FBO: CUSTOMER ACCOUNTS
		ATTN: MUTUAL FUND OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046
		NEW YORK LIFE TRUST CO	4,550.597	5.43%
		CUST FOR THE IRA OF
		JANET K PECORINO
		96 SCHERMERHORN ST APT 11B
		BROOKLYN NY 11201-5038
		NFS LLC FEBO	4,248.865	5.07%
		PATRICK L MCGUIRE
		SYLVIA C MCGUIRE
		10247 STEWART DR
		EAGLE RIVER AK 99577-9509
		NFS LLC FEBO	6,749.077	8.06%
		TIMOTHY F KENNEDY
		AMY B KENNEDY
		406 DAWN CT
		MANDEVILLE LA 70448-7577
	CLASS C	MERRILL LYNCH PIERCE FENNER &	42,286.753	71.18%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS I	NEW YORK LIFE INSURANCE CO	6,766,343.529	11.02%
		MAINSTAY VP CONSERVATIVE ALLOCAT
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	11,000,011.833	17.92%
		MAINSTAY VP MODERATE ALLOCATION
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	15,503,526.181	25.26%
		MAINSTAY VP MODERATE GROWTH ALLOC
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	4,152,134.705	6.76%

161

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MAINSTAY VP GROWTH ALLOCATION
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	4,318,391.264	7.04%
		MAINSTAY GROWTH ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	6,493,720.148	10.58%
		MAINSTAY MODERATE ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	3,132,062.845	5.10%
		MAINSTAY CONSERV ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	7,065,982.996	11.51%
		MAINSTAY MODERATE GROWTH ALLOC FD
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
MainStay U.S. Small Cap Fund	CLASS C	MORGAN STANLEY SMITH BARNEY	126,614.412	13.04%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	132,715.004	13.66%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIRST CLEARING LLC	89,843.527	9.25%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	NEW YORK LIFE PROGRESS-SHARING	2,788,282.609	29.00%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE INSURANCE CO	1,566,398.838	16.29%
		MAINSTAY GROWTH ALLOCATION FUND
		51 MADISON AVE RM 201
		ATTN: MR. THOMAS MAHON
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	2,179,689.069	22.67%
		MAINSTAY MODERATE GROWTH ALLOC FD
		51 MADISON AVE RM 201
		ATTN: THOMAS MAHON
		NEW YORK NY 10010-1655
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	1,473.559	100.00%
		ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	1,501.694	100.00%
		ATTN: DANIEL ANDRIOLA
		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007

162

163

APPENDIX A

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions.

The following summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information.

Overview

The State, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression. While the California economy has been improving since 2009, by mid 2011 the State Department of Finance indicated that, due a host of external factors, economic progress had slowed. Although the State labor market conditions have improved since the depths of the recession, the State’s unemployment rate, at 10.7 percent in June 2012, was approximately 2.5 percent higher than the national average and the State’s job total remains approximately 1.0 million below its pre-recession peak total in July 2007. Furthermore, weak housing markets and depressed construction activity continues to dampen economic growth within the State.

In addition to a slow recovery from the recent recession, California continues to face serious budgetary problems as a result of continuing structural imbalance between State revenues and expenditures. The structural imbalance was further compounded by the fact that the State entered the recent recession with effectively no budget reserves. The decline in the State Treasury General Fund (the “General Fund”) revenue, which fell more than 18 percent in fiscal year 2009-10 from the height in fiscal year 2007-08, has contributed to the continued deficits. The State’s General Fund revenues are not projected to return their 2007-08 level until 2014-15. Further, over the past decade, many of the budget balancing actions taken by the State to provide short-term budget relief have merely pushed costs into future years. These actions have included public borrowing, borrowings from local governments and State interfund borrowings, as well as the deferral of payments from one fiscal year to another, including the deferral of substantial payments owed to the California school system in future years when revenue levels recover. California’s budgetary problems have been further exacerbated by the use of flawed assumptions, particularly substantial expenditure reduction proposals that did not materialize. In the Governor of the State’s (the “Governor”) budget message introducing his proposed 2012-13 State budget in January 2012, the Governor estimated that over the three fiscal years 2008-09 through 2010-11, the State adopted over $100 billion of budget “solutions” and on average 80 percent either were short-term/temporary actions or estimates and assumptions that did not materialize.

The adopted State budget for fiscal year 2012-13 (the “2012-13 Budget Act”), which attempts to address a $15.7 billion budget gap for fiscal years 2011-12 and 2012-13, was projected to leave a fiscal year-end reserve of $94.8 million. However, there can be no assurance that the budget assumptions will be realized. For example, the viability of the 2012-13 Budget Act (and future balanced budgets) rests heavily on the approval by the voters in November 2012 of a proposed tax increase. The voters approved, the increase on November 6, 2012. See “2012-13 Budget Act” below.

Most local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions. Generous and unfunded salary and benefit packages payable to local public employees, especially safety personnel, have weighed heavily on many cities throughout the State.

Economic Factors

California is by far the most populous state in the nation, almost 50 percent larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The State’s estimated population of about 37.5 million represented over 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

California’s job market remains the weakest it has been in decades. The State’s unemployment rate increased from 6.1 percent at the start of 2008 to a high of 12.4 percent in the last four months of 2010. The State’s unemployment rate was 10.7 percent in June 2012. In comparison, the United States unemployment rate for June 2012 was 8.2 percent.

1

State personal income declined by 2.8 percent in 2009 from the previous year due to the large toll of lost jobs during the recession. This was the State’s first decline in personal income on a year-over-year basis since 1938. The decline in personal income during the first quarter of 2009, 1.8 percent, was the largest in 40 years. However, State wages made substantial gains at the end of 2010 and continued throughout 2011. State personal income increased nearly 2.5 percent in 2010 from the previous year, increased 5.6 percent in 2011 from 2010 and increased almost 1.0 percent in the first quarter of 2012.

In 2009, taxable sales were down nearly 15 percent from the prior year and down nearly 20 percent from the peak reached in 2007. In 2010, taxable sales increased nearly 5 percent from the previous year, but were still down over 17 percent from the peak reached in 2007. Taxable sales during 2011 increased 8.2 percent from 2010 but were down nearly 9 percent from the peak reached in 2007. Taxable sales in the first quarter of 2012 increased 5.4 percent from the prior quarter.

The total assessed valuation of property in the State was 1.8 percent lower at the commencement of fiscal year 2010-11 than it was in the commencement of the prior fiscal year and 2.4 percent lower than at the commencement of fiscal year 2009-10. These are the only year-to-year declines in the Statewide property tax values since the State began keeping records in 1933.

According to the Department of Finance, home building and real estate markets continue to be a major source of economic weakness for the State. The Statewide median price for existing single-family homes decreased more than 6 percent from 2010 to 2011, bringing the average median price to approximately $300,000. By June 2012, this number had increased to $320,540, a 8.1 percent from a year earlier. Still, this median price is significantly lower than the 2007 annual median price of $560,270. In 2010, the State had the fourth highest rate of foreclosure in the United States, with foreclosure filings at nearly twice the national rate.

Home building permitting, which suffered a long, steady decline from 2006 through 2009, increased nearly 6 percent and 5 percent in 2010 and 2011, respectively. In the first quarter of 2012, home permitting was up nearly 13 percent from the first quarter of 2011. Despite these gains, the overall level of residential construction activity was 80 percent lower in 2010 and 2011 then during the pre-recession peak reached in 2004.

After slowing sharply in 2008, nonresidential construction permitting increased 1.3 percent in 2010 as compared with 2009 and increased 16.3 percent in 2011 as compared to 2010. Nevertheless, nonresidential building activity has fluctuated within a relatively narrow (and low) range since the beginning of 2009.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the more significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).

Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes. For further discussion on voter approval requirements under Article XIIIA, see “Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “—Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

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Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amends provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This new requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010. Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote if Proposition 26 were in place, was repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post- 1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.

With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The Department of Finance estimates the State was $19.9 billion under the limit in fiscal year 2011-12 and projects the State will be approximately $13.9 billion under its limit in fiscal year 2012-13.

Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.

Obligations of the State

The State has always paid when due the principal of and interest on all its debts, including general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of July 1, 2012, the State had approximately $86.3 billion

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aggregate principal amount of outstanding obligations primarily supported by the General Fund, which consist of approximately $73.1 billion of general obligation bonds, approximately $11.3 billion of lease revenue bonds and $1.9 billion of bonds issued for repayment of budgetary borrowing from local governments pursuant to Proposition 1A of 2004 (as defined herein). As of July 1, 2012, the State had approximately $40.9 billion of authorized and unissued General Fund-supported general obligation bonds ($33.1 billion) and lease revenue bonds ($7.8 billion). In addition, a ballot measure is scheduled to be submitted to the voters in November 2014 ( rescheduled from 2012) authorizing an additional $11.1 billion of general obligation bonds, principally to enhance the State’s water supply system.

Based upon revenue estimates by the State Treasurer’s Office, and including the debt issuances planned during the current fiscal year described below, debt service on General Fund-supported general obligation bonds, lease-revenue debt and Proposition 1A debt is estimated to equal approximately 7.8 percent of General Fund revenues in fiscal year 2011-12 and 9.22 percent of General Fund revenues in fiscal year 2012-13. However, after giving effect to the receipt of federal “Build America Bond” subsidy payments from the federal government and the availability of special funds that may be used to pay a portion of the debt service, the estimated ratios fall to 6.6 percent and 8.1 percent respectively.

Future Bond Issuance Plans. As the State had $40.9 billion of authorized but unissued General Fund-supported debt as of July 1, 2012, the issuance of General Fund-supported debt, primarily general obligation bonds, is likely to increase in coming years. Based upon the State’s current budget projections approximately $7.2 billion of such obligations will be issued in fiscal year 2012-13. However, the exact amount that may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors. See “Bond Ratings” below.

Disruptions in the financial markets and uncertainties about the State’s budget condition have affected the State’s bond issuance program. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. The State reentered the market in March 2009. The State, the largest municipal borrower in the United States, sold approximately $35.07 billion of general obligation bonds and lease-revenue bonds in 2009 and 2010. In 2011 and the first half of 2012, $6.3 billion of new money general obligation and lease-revenue bonds were sold. In addition, $4.2 billion of refunding general obligation and lease-revenue bonds were sold.

Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. The State issued $11.8 billion of revenue anticipation notes for fiscal year 2011-12 (which have been repaid). The State Treasurer sold $10 billion of revenue anticipation notes in August 2012 as part of the State’s cash management program for fiscal year 2012-13. Revenue anticipation notes have been issued in 24 of the last 25 fiscal years. It is likely that the issuance of revenue anticipation notes will recur in future fiscal years; however, there can be no assurance that the State will continue to have access to the public markets.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature defers various payments due under State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in the last four State budgets, in order to reduce the State’s need for external borrowing to bridge its cash flow deficit during such fiscal years. Some of these statutory deferrals were made permanent and others were implemented for one fiscal year. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s. For more information regarding the State’s recent cash management programs, see “Recent Financial Results” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. As of June 30, 2012, the State Department of Water Resources had approximately $9.5 billion of outstanding revenue bonds secured by power and water users, and the California Housing Finance Agency had approximately $6.1 billion of outstanding revenue bonds secured by mortgage loans made for single family and multi-family housing units. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with nearly $12.2 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of June 30, 2012. None of these revenue bonds are backed by the State’s faith and credit or taxing power.

Recent Financial Results

Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. In fiscal year 2012-13, these sources are expected to contribute approximately 62.9 percent, 21.5 percent and 8.9 percent, respectively, of total General Fund revenues and transfers. The personal income tax structure is highly progressive with the top 1 percent of taxpayers paying almost 41 percent of the total personal income tax in tax year 2010. A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These sources can be particularly volatile.

Sales and use taxes and corporation taxes are subject to economic fluctuations as well, and have also been adversely affected by the State’s slow recovery from the recent recession. Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13.

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The Department of Finance reports that General Fund revenues fell over 18 percent from the height of revenues in fiscal year 2007-08 to the bottom in fiscal year 2009-10 and projects that baseline revenues will not return to the fiscal year 2007-08 levels until at least fiscal year 2014-15. The State Controller’s report covering the State’s cash balance, receipts and disbursements in August 2012 showed that General Fund revenues were $261 million (2.2 percent) below the administration’s fiscal year-to-date projections for fiscal year 2012-13.

The State is required to maintain a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Due to recurring cash flow shortfalls, the SFEU balance was $543 million, as of June 30, 2012 and $3.6 billion as of the 2012 Budget Act. The 2012 Budget Act projects an SFEU balance of $948 million by the end of the fiscal year 2012-13. See “2012-13 Budget Act—General Fund Budget Summary” and “2011-12 Budget Act” below.

The sharp drop in revenues and the recurring use of flawed budget assumptions in the previous fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations. In February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. In July 2009 the State’s cash resources had dwindled so far that the State Controller began to issue IOUs for certain lower priority obligations. The IOUs, the issuance of which did not require the consent of the recipients, bore interest. With enactment of the amended State budget for fiscal year 2009-10 in late July 2009, the State was able to access financial markets to partially fund its cash flow requirements and to provide repayment for all of its outstanding registered warrants. This issuance was only the second time the State has issued IOUs since the 1930s.

In order to address the State’s cash flow emergency in calendar years 2009 and 2010, Governor Schwarzenegger ordered layoffs and unpaid furloughs of State employees. The legality of these furloughs is still being challenged in court (although the State’s position has been upheld to date).

The State entered fiscal year 2010-11 without a State budget for the 19th time in 25 years, which prompted the State Controller to withhold $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies. Once the 2010-11 Budget Act was enacted, however, the State was able to meet its obligations through short-term additional cash deferrals and by issuing $6.7 billion of interim revenue anticipation notes in a private placement with multiple financial institutions. The State later issued $10.0 billion of revenue anticipation notes to public investors, which allowed the repayment of the interim revenue anticipation notes. Timely enactment of the 2011-12 Budget Act allowed the State to issue $5.4 billion in revenue anticipation notes on September 22, 2011 to provide sufficient cash for the early part of fiscal year 2011-12. The 2012-13 Budget Act was also timely enacted, and the State issued $10 billion of revenue anticipation notes in August 2012 as part of its cash management program for fiscal year 2012-13. However the State continued its practice of deferring payments and interfund borrowings to conform to its cashflow. See “Obligations of the State—Cash Management” above.

The Department of Finance has estimated that by the end of fiscal year 2011-12, the total amount of long term budgetary borrowings (which include internal and external borrowings and deferrals required to be repaid in future years, including Proposition 98 deferrals referred to below) are estimated at $34.2 billion. The administration projects that if the 2012-13 budget package is fully implemented and its policies remain in effect and revenues continue to increase as projected, a significant amount of these outstanding budgetary borrowings and deferrals will be repaid by 2015-16. However, as previously mentioned, this budget package is dependent upon various assumptions that the voters will approve such tax increases or that a further deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will not require State officials to implement additional cash management measures in future years.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. The 2012-13 Budget Act provides approximately 40 percent of General Fund revenues in fiscal year 2012-13 for K-14 programs covered by the Proposition 98 Guarantee. For fiscal year 2012-13, the Proposition 98 Guarantee is $53.6 billion, of which $36.8 billion is payable from the General Fund. This Proposition 98 Guarantee level reflects an increase in General Fund revenues in fiscal year 2012-13, and the adjustment of the Proposition 98 Guarantee for revenue and program shifts. In prior years, the Legislature has approved suspensions of the Proposition 98 guarantee to satisfy budget shortfalls. The Proposition 98 guarantee includes a portion of new revenue from the Governor’s proposed tax increases reflected in Proposition 30, as discussed below in “2012-13 Budget Act.” For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitations on General Fund Revenues” above.

State and Local Pension and Post Retirement Liabilities

The financial condition of the State and its localities is also subject to pension risks. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), have sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased

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contributions from the General Fund in future years. CalPERS estimated that its unfunded accrued liability allocable to State employees of $24.1 billion on an actuarial value of assets basis and $45.2 billion on a market value of assets basis, based on data through June 30, 2010. While not yet included in a formal valuation report, in July 2011, CalPERS reported that the investment return for the Public Employees Retirement Fund in fiscal year 2010-11 was 20.7 percent. As a result of this investment return the funded ratio on a market value basis is projected to be approximately 70.3 percent as of June 30, 2011, and the unfunded liability is projected to be approximately $38.5 billion on a market value basis. However, the funded ratio is expected to fall again in the fiscal year ended June 30, 2012 as a result of the 1.0 percent investment return for such year, as reported by CalPERS. CalSTRS reported the unfunded actuarial liability of its Defined Benefit Plan at June 30, 2011 at $64.5 billion on an actuarial basis (an increase of $8.5 billion from the June 30, 2010 valuation) and $68.4 billion on a market value basis (a decrease of $10.8 billion from the June 30, 2010 valuation). The State also has an unfunded liability relating to retirees’ post-employment health care benefits which is estimated to be $62.14 billion as of June 30, 2011 and which continues to increase.

The recent economic downturn has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. CalPERs and CalSTRS have used an assumed 7.75 percent rate of return to calculate their respective unfunded liabilities. However, at its March 14, 2012 meeting, the CalPERS Board voted to lower the investment earnings assumption to 7.50 percent (a reduction of .25 percent) commencing for actuarial valuations dated June 30, 2011. The Department of Finance estimates that the assumption change will result in an increase in the State’s total contribution for fiscal year 2012-13 of approximately $304 million, of which approximately $173 million would be payable from the General Fund. The assumption changes will also increase retirement contributions for many local agencies which contract with CalPERs to manage their pension programs.

Absent a significant change in the investment market, it is likely that, in the future, the State will be forced to significantly increase its pension fund and post retirement benefit contributions, reducing discretionary funds available for other State programs. Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.

Many local governments in the State face similar and, in many cases, relatively more severe issues relating to unfunded pension and post retirement benefit liabilities. These credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are appropriately addressed through wage concessions and restructuring of benefits. As noted above, two cities, Vallejo in Solano County and Stockton in San Joaquin County, entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor cost (particularly safety personnel) and unfunded pension and post retirement liabilities. For similar reasons, the City of San Bernardino in San Bernardino County recently adopted a resolution to enter bankruptcy under Chapter 9 of the Federal bankruptcy code. Other cities and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. See “State and Local Pension and Post-Retirement Liabilities” below. The Town of Mammoth Lakes in Mono County also adopted such a resolution, but for different reasons, namely due to a large judgment entered against the city. There can be no assurances that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, particularly if the economic recovery falters.

Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on the State and local basis. The state legislature approved a comprehensive pension reform package affecting state and local government, which the governor signed into law on September 12, 2012 (“AB 340”). AB 340 implements lower defined benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. Provisions in the reform legislation affecting the CalSTRS system do not change the State’s statutory contribution rate and will not likely have a material effect on state contributions in the short term, although a Senate Concurrent Resolution approved by both houses in August 2012 declares legislative intent to adopt measures during the 2013-14 legislative session to address the long-term funding needs of CalSTRS. The Legislative Analyst’s Office, or LAO’s analysis of AB 340 concludes that the legislation will have little or no effect on State finances in 2012-13. Further, in a preliminary actuarial analysis, CalPERS projected total savings to the state of between $10.3 billion and $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. There are many other bills (which could impact the General Fund) passed by the legislature in the recent legislative session which remain under consideration by the Governor. However, California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus reform efforts have been focused largely on limitations on future benefits for new employees, thus limiting their financial relief.

The State Budget

Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, enacted on November 2, 2010, must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that has only been met 11 times in the last three decades. Governor Brown signed the 2012-13 Budget Act three days before the end of fiscal year 2011-12, and signed the 2011-12 Budget Act on the last day of fiscal year 2010-11, which were the first years since 2006 that the State began a new fiscal year with a budget in place. The 2010-11 Budget Act, for example, was not enacted until a record 100 days into the fiscal year.

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Constraints on the Budget Process. Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.

Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve Budget Stabilization Account (the “BSA”) be established, which is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. The Governor suspended the annual transfer of money from the General Fund to the BSA for fiscal years 2010-11, 2011-12 and 2012-13. The BSA is currently unfunded due to withdrawals and defundings in recent years.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22 or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” (“Proposition 22”) in November 2010, significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.

Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.

Proposition 1A of 2004 allowed the State, starting in fiscal year 2008-09, to borrow up to 8 percent of local property tax revenues but only if the Governor declared a fiscal hardship and with two-thirds approval of each house of the State Legislature. Pursuant to the 2009-10 Budget Act, the State borrowed approximately $2 billion under Proposition 1A of 2004 to offset General Fund costs for a variety of court, health, corrections and K-12 programs. Proposition 22 prohibits any future borrowing by the State of local government funds.

In addition Proposition 22 prohibits the State Legislature from taking or reallocating money raised by local governments for local purposes, and prohibiting changes in the allocation of property taxes among local governments designed to aid State finances. The inability of the State to borrow or redirect property tax funds, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future.

2012-13 Budget Act

The 2012-13 Budget Act was passed by the State Legislature and signed by Governor Brown on June 27, 2012. This was the second time since 2006 that the State began a new fiscal year with a budget in place. The 2012-13 Budget Act, which attempts to close a $15.7 billion budget gap in fiscal years 2011-12 and 2012-13 is projected both to close the budget gap and leave a fiscal year-end reserve of approximately $943 million.

The cornerstone of the budget plan is its assumption that voters would approve a temporary increase in income and sales taxes which the Governor has proposed and that appeared on the November 2012 ballot (“Proposition 30”). Voters approved Proposition 30 on November 6, 2012, which increases personal income tax on annual earnings over $250,000 for seven years, and increases the State’s sales and use tax by one-quarter of one percent for four years. The LAO projects that the proposal will result in $6.8 billion of additional revenue through budget year 2012-13, and $5.4 billion for the following five budget years. Tax increases would be used to pay for the State’s Proposition 98 school funding obligations and other State programs. The 2012-13 Budget Act includes severe “trigger cuts,” principally to education, which have taken effect on January 1, 2013 if voters had rejected Proposition 30.

The 2012-13 Budget Act also included significant reductions in social service and subsidized child care programs.

General Fund Budget Summary. A summary of the State’s General Fund, as projected in the 2012-13 Budget Act is set forth below. The budget reflects the Governor’s tax increases proposed in Proposition 30:

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	2012-2013 Budget Act General Fund Condition (Dollars in Millions)
	Actual 2011-2012	Adopted 2012-2013	Percent Change
Prior-year General Fund balance	$ (2,685)	$ (2,882)
Revenues and Transfers	86,830	95,887	10.4%
Total resources available	84,145	93,005
Expenditures	87,027	91,338	5.0%
Ending General Fund balance	(2,882)	(1,667)
Encumbrances	719	719
Reserve[1]	$ (3,601)	$ (948)

1 Reflects the administration’s projection of the balance in the SFEU.

A summary of some of the budget changes approved in the 2012-13 Budget Act, which, together with the assumed tax revenues from Proposition 30, totaled $16.6 billion, are as follows:

• $6.0 billion in Revenue Actions, of which $5.6 billion are assumed, will come from the temporary tax increases provided in Proposition 30.

• $8.1 billion in Expenditure Reductions. The 2012-13 Budget Act relied on deep spending reductions in most areas of State finance and government, including, among other things, reductions in the areas of health and human services such as Medi-Cal and CalWORKs, K-12 education, child care and development programs, and other reductions, such as redevelopment assests, state mandates, the judiciary and employee compensation.

• $2.5 billion in Other Solutions. The remaining solutions consisted largely of one-time loans and transfers.

In addition to the reductions described above, the 2012-13 Budget Act also contained a mechanism for further reducing expenditures in fiscal year 2012-13 in the event that the revenue assumptions in the 2012-13 Budget Act, particularly Proposition 30, failed to materialize (referred to as “trigger cuts”). The 2012-13 Budget Act provides for $6.0 billion in trigger cuts if voters do not approve Proposition 30. These trigger cuts have primarily affected the funding of education. Proposition 98 funding would have alone accounted for $5.4 billion of the trigger cuts, with $500 million more in reductions affecting the University of California and California State University.

In recent years, assumptions in State Budget Acts have not been realized, resulting in sizeable and recurring year-end deficits. The 2012-13 budget package marked the fourth year in a row in which the state has ended the year with a General Fund deficit. There can be no assurance that this pattern will not continue in the future.

2011-12 Budget Act

The 2011-12 Budget Act was passed by the State Legislature and signed by Governor Brown on June 30, 2011. This was the first time since 2006 that the State began a new fiscal year with a budget in place. The 2011-12 Budget Act, which attempted to close a $26.6 billion budget gap in fiscal years 2010-11 and 2011-12, was projected, at the time of its approval, to close the budget gap and leave a fiscal year-end reserve of $543.0 million.

The State’s revenue estimates utilized in connection with the 2011-12 Budget Act assumed slow but positive economic growth, including growth in most of California’s major revenue sources. The 2011-12 Budget Act also took into account the end of federal stimulus funds which provided $4.2 billion to the State to offset General Fund costs in fiscal year 2010-11, and the expiration on June 30, 2011 of temporary surcharges on personal income taxes, sales taxes and vehicle license fees which provided $7.1 billion in fiscal year 2010-11.

A summary of some of the budget “solutions,” approved in the 2011-12 Budget Act, which totaled $27.2 billion, are as follows:

• $13.2 billion in Revenue Actions, of which $11.8 billion is assumed growth in the State’s baseline revenues in fiscal years 2010-11 and 2011-12.

• $11.1 billion in Expenditure Reductions. The 2011-12 Budget Act relied on deep spending reductions in most areas of State finance and government, including, among other things, reductions to K-12 education, child care and development programs, higher education, health and human programs, social services programs, judicial and criminal justice programs, resources and environmental protection programs, and transportation programs.

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• $2.9 billion in Other Solutions. The remaining solutions consisted largely of one-time loans and transfers.

In addition to the expenditure reductions described above, the 2011-12 Budget Act also contained a mechanism for further reducing expenditures in fiscal year 2011-12 in the event that the revenue assumptions in the 2011-12 Budget Act failed to materialize (also referred to as “trigger cuts”). The first of these trigger cuts was announced in January 2012 due to a projected $2.2 billion revenue shortfall. The Governor announced $981 million of cuts to higher education, health and human services and public safety.

The 2011-12 Budget Act also included a major shift, or “realignment,” of certain State public safety and other program responsibilities to counties and other local governments and provided for a reallocation of $5.6 billion of State revenue to pay the costs of this realignment. The realignment is intended to save the State $2.1 billion by reducing required State payments to schools under the Proposition 98 Guarantee but the realignment has been challenged in court. See also “Local Governments” below.

In recent years, assumptions in State Budget Acts have not been realized, resulting in sizeable and recurring year-end deficits. The State ended fiscal year 2011-12 with a budget deficit of approximately $2.9 billion. There can be no assurance that this pattern will not continue in the future.

Future Budgets

The State’s ability to balance its budget may be affected by several budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, increased debt service payments, potential adverse decisions in litigation, and deferred obligations to schools and local governments.

Pending Litigation

There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of February 15, 2013, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
A1	A-	A1

These ratings are the lowest of any of the 50 states. These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local agencies of the State.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year—in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

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None of the information on the above websites is incorporated herein by reference.

Local Governments

Property tax revenues received by local governments declined more than 50 percent following passage of Proposition 13 in 1978. Subsequently, the State Legislature enacted measures to provide for the redistribution of the General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. In 1997, the State assumed control over funding for local trial courts. Total local assistance from the General Fund was budgeted at approximately 75 percent of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. The enactment of Proposition 1A of 2004 and Proposition 22 substantially changed the ability of the State to use local government taxing sources to aid the State budget. See “The State Budget—Constraints on the Budget Process—State-Local Fiscal Relations” above.

To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools. The economic slowdown in the State in the last few fiscal years, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

As discussed above, the 2011-12 Budget Act contained a realignment plan to shift certain State program costs to counties and provides a comparable amount of funds to support these new county commitments. Under the realignment plan, a total of $6.3 billion in fiscal year 2011-12 was, and ongoing funds for such programs thereafter will be, provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program. Consequently, local governments, particularly counties, bear an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. See also “2011-12 Budget Act” above.

Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees, as a result of generous retirements benefits granted during recent economic boom times. For more information regarding pension liabilities, see “State and Local Pension Liabilities” above. At the same time that local governments are facing rising labor and benefit costs, local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State Constitutional as well as (in some cases) local initiatives. Further, the major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the economic recession. As a consequence, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.

California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. Although litigation is brought from time to time that challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

Tax Increment and the Dissolution of Redevelopment Agencies.

Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls. In late-December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that would eliminate redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.

The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. In addition the passage of “clean-up” legislation has clarified many outstanding issues relating to the

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implementation of the legislation, and in particular the mechanics of assuring the payment of outstanding tax allocation obligations. Consequently, tax allocation bonds and other obligations continue to be paid in accordance with their terms, although many of these bonds continue to experience financial stress due to the decline in tax increment revenues as a result of the continuing mortgage crisis. Also, many jurisdictions (largely cities) with redevelopment agencies subsidized their general fund operations though the use of tax increment revenues. Consequently the dissolution of redevelopment agencies and the reallocation of tax increment revenue to other taxing entities has resulted in additional fiscal stress for many of these local jurisdictions. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local taxing entities may provide some relief to the State as well as the local taxing entities.

Other Considerations. The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “—Other Issuers of California Debt Obligations” above.

The effect of previously described constitutional initiatives as well as other statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the Fund, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such securities.

Other Factors – Earthquake Risk

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

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APPENDIX B

ECONOMIC AND OTHER FINANCIAL CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) and New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the City and State. The summary does not reflect recent developments since the dates of such budget documents and offering statements. Neither the Fund nor its legal counsel has independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General. The City, with a population of approximately 8,175,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing. For each of the 1981 through 2011 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Statement No. 49 of the Government Accounting Standards Board (“GASB 49”). City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by New York State (the “State”) law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act” or the “Act”) and the New York City Charter (the “City Charter”), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2012 and 2013 fiscal years in accordance with GAAP except for the application of GASB 49. The City’s current financial plan projects budget gaps for each of the 2014 through 2016 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).

The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2012 through 2015 fiscal years submitted to the Control Board on June 29, 2011 (the “June Financial Plan”). Subsequently, the June Financial Plan was modified quarterly during the 2012 fiscal year. On June 28, 2012, the City submitted to the Control Board the financial plan for the 2013 through 2016 fiscal years, which is consistent with the City’s capital and expense budgets as adopted for the 2013 fiscal year, and a modification to the June Financial Plan with respect to the 2012 fiscal year (together, the “City Financial Plan”). The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. For information on reports issued by the City Comptroller and others reviewing and commenting on the City Financial Plan and the June Financial Plan and identifying various risks, see “Certain Reports” herein.

City’s Financing Program. Implementation of the City Financial Plan is dependent on the City’s ability to market successfully its bonds and notes, including revenue and tax anticipation notes that it may issue under certain circumstances to finance seasonal working capital requirements. Implementation of the City Financial Plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.

City Financial Plan. The City Financial Plan projects revenues and expenses for the 2012 and 2013 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of approximately $2.5 billion, $3.1 billion and $3.1 billion in fiscal years 2014 through 2016, respectively, after the implementation of a gap-closing program described herein. The June Financial Plan had projected revenues and expenses for the 2012 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, and had projected gaps of $4.6 billion, $4.8 billion and $4.9 billion in fiscal years 2013 through 2015, respectively.

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The City Financial Plan reflects, since the June Financial Plan, increases in projected net revenues of $914 million, $277 million, $482 million and $684 million in fiscal years 2012 through 2015, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $291 million, $199 million, $314 million and $545 million in fiscal years 2012 through 2015, respectively; (ii) decreases in personal income tax revenues of $195 million, $125 million, $219 million and $235 million in fiscal years 2012 through 2015, respectively; (iii) decreases in business tax revenues of $418 million, $370 million, $140 million and $138 million in fiscal years 2012 through 2015, respectively; (iv) increases in real property transfer and mortgage recording tax revenues of $167 million, $239 million, $267 million and $288 million in fiscal years 2012 through 2015, respectively; (v) increases in sales tax revenues of $38 million, $80 million, $80 million and $73 million in fiscal years 2012 through 2015, respectively; (vi) decreases in State School Tax Relief Program (the “STAR Program”) aid of $1 million and $37 million in fiscal years 2012 and 2013, respectively; (vii) an increase in tax audit revenues of $30 million in each of fiscal years 2012 through 2015; (viii) increases in hotel tax revenues of $90 million, $103 million, $101 million and $100 million in fiscal years 2012 through 2015, respectively; (ix) increases in other taxes of $2 million, $27 million, $34 million and $43 million in fiscal years 2012 through 2015, respectively; and (x) net increases in other revenues of $111 million, $131 million and $15 million in fiscal years 2012 through 2014, respectively, and a net decrease in other revenues of $22 million in fiscal year 2015. Changes in projected revenues also include (i) an increase of $469 million in fiscal year 2012 representing a payment by Science Applications International Corporation (“SAIC”) to the City in settlement of charges that SAIC engaged in fraud resulting in overcharges for the implementation of the City’s computerized timekeeping system, CityTime; (ii) an increase of $150 million in fiscal year 2012 representing a payment by ING Bank to the City in settlement of an investigation into violations by ING Bank of United States sanctions against Iran, Cuba and other countries; and (iii) an increase of $180 million in fiscal year 2012 in the City’s reserve for disallowances of categorical grants resulting from implementation of a new methodology for calculating the reserve.

The City Financial Plan also reflects, since the June Financial Plan, decreases in projected net expenditures of $1.1 billion, $424 million, $717 million and $42 million in fiscal years 2012 through 2015, respectively. Changes in projected expenditures include: (i) decreases of $1 billion in each of fiscal years 2013 and 2014 as a result of drawing down the Retiree Health Benefits Trust Fund in each of those fiscal years; (ii) decreases in debt service of $219 million, $303 million, $115 million and $17 million in fiscal years 2012 through 2015, respectively, primarily as a result of lower interest rates; (iii) a reduction in the reserve for claims from past periods of $500 million in fiscal year 2012; (iv) a reduction in the general reserve of $260 million in fiscal year 2012; (v) decreases in the reserve for collective bargaining of $42 million, $54 million, $54 million and $70 million in fiscal years 2012 through 2015, respectively; (vi) decreases in employer health insurance costs of $2 million, $42 million, $46 million and $51 million in fiscal years 2012 through 2015, respectively, as a result of lower than assumed rates; (vii) increases in judgments and claims of $10 million, $50 million, $50 million and $25 million in fiscal years 2012 through 2015, respectively; (viii) decreases in employer health insurance costs for senior citizen retirees of $41 million, $46 million and $51 million in fiscal year 2013 through 2015, respectively, as a result of lower than assumed rates; (ix) an increase of $399 million in fiscal year 2013 as a result of City Council restorations and initiatives; and (x) net increases in other expenses of $406 million, $1.1 billion, $820 million and $802 million in fiscal years 2012 through 2015, respectively. Changes in projected expenditures also include decreases of $454 million, $500 million, $326 million and $680 million in fiscal years 2012 through 2015, respectively, reflecting lower increases in costs than previously reserved for proposed changes in pension assumptions and methods of the City actuary including a reduction in the interest rate assumption from eight percent (gross of expenses) to seven percent (net of expenses), a change in funding methodology to an alternative but commonly-used method, a market value restart and other changes in assumptions. Certain components of the Actuary’s proposals require State legislation. A portion of the decrease in expenditures in fiscal year 2015 is attributable to the implementation of a new pension tier as a result of recent State legislation.

The City Financial Plan also reflects, since the June Financial Plan, (i) an increase in the provision for prepayments of future expenses of $2.4 billion in fiscal year 2012 resulting in expenditure reductions of $2.4 billion in fiscal year 2013 and $31 million in fiscal year 2014 and (ii) an increase in the provision for prepayments of future expenses of $124 million in fiscal year 2013 resulting in expenditure reductions of $124 million in fiscal year 2014.

In addition, the City Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2012, to increase the transfer of financial resources from fiscal year 2012 to fiscal year 2013, to achieve budget balance in fiscal year 2013, and to reduce previously projected gaps for each of fiscal years 2014 and 2015. The gap-closing actions include agency programs reflecting reduced agency expenditures or increased revenues totaling $464 million, $1.0 billion, $617 million and $619 million in fiscal years 2012 through 2015, respectively. Of such gap-closing actions, $24 million in fiscal year 2013 was restored during the budget adoption process and is reflected in increased expenditures described herein. The gap-closing actions include $56 million, $229 million, $30 million and $44 million in debt service savings in fiscal years 2012 through 2015, respectively. The gap-closing actions also include taxi medallion sales resulting in increases in projected revenues of $635 million, $365 million and $460 million in fiscal years 2013 through 2015, respectively. The number of taxi medallions that may be sold and the timing of such sale is subject to State administrative approval and certain litigation. On August 17, 2012, a State court found that the legislation authorizing the sale of additional taxi medallions was unconstitutional and declared the act null and void. The City has filed notices of appeal and is seeking an accelerated appellate review of such decision by the State Court of Appeals. Even if the expedited review were granted and the City were ultimately successful on the merits of the case, the City projects that it would receive a total of approximately $200 million less than projected in fiscal years 2013 and 2014.

The City Financial Plan includes a reserve for collective bargaining containing funding for unsettled non-uniformed employees for the 2006-2008 round of bargaining. The City Financial Plan contains funding for settled employees in the 2008-2010 round of collective bargaining, but does not contain funding for wage increases for unsettled employees including the United Federation of Teachers (“UFT”) for the 2008-2010 round of collective bargaining.

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Each 1% increase for UFT employees would cost approximately $100 million annually and each 1% increase for other unsettled employees in the 2008-2010 round of collective bargaining would cost approximately $16 million annually. An impasse procedure between the City and the UFT has commenced. The timing of a final determination is uncertain and such determination is not binding, although it may influence ongoing collective bargaining.

The City Financial Plan does not include funding for wage increases for any employees in the first three years following the 2008-2010 round of collective bargaining, but does provide for 1.25% increases per year for all employees commencing three years after the 2008-2010 round of collective bargaining. Each 1% increase for all City employees costs approximately $300 million annually.

The City and the UFT are in negotiations regarding the implementation of a teacher evaluation system as required by State law. Under the State’s fiscal year 2012-2013 budget, annual increases in school aid are payable only to school districts, including the City, that have implemented the new teacher evaluation standards and procedures required under Section 3012-c of the State Education Law, submitted documentation of such implementation to the State Education Department (“SED”) and received the State Commissioner of Education’s approval thereof no later than January 17, 2013. If the City fails to submit the required documentation and obtain approval of the Commissioner of Education, the apportionment of City school aid for the 2012-2013 school year will be limited to the amount of City school aid apportioned for the 2011-2012 school year which is approximately $300 million below the currently budgeted amount. In addition, if a teacher evaluation program were not implemented, the City would not receive $33 million of federal funds reflected in the City Financial Plan in fiscal year 2013.

A series of automatic federal deficit reduction spending cuts and tax increases is scheduled to take effect on January 1, 2013 unless Congress adopts alternative deficit reduction legislation. The City estimates that such spending cuts could result in decreased federal aid of totaling approximately $285 million in fiscal years 2013 and 2014, which includes interest subsidy payments relating to the City’s outstanding Build America Bond and Qualified School Construction Bonds.

On September 14, 2012, the Director of Management and Budget of the City directed City agencies to submit spending reduction programs in discretionary City-funded spending of 1.6% for the Department of Education, 2.7% for the uniformed forces and 5.4% for all other agencies in fiscal year 2013, and 4% for the Department of Education and the uniformed forces and 8% for all other agencies in fiscal year 2014, in order to provide overall City budget relief of approximately $2 billion through the end of fiscal year 2014. These proposed spending reductions, which may be achieved through reduced expenditures and/or increased recurring revenues, are in addition to the agency spending reductions reflected in the City Financial Plan’s gap closing program and described herein. In order to balance its budget over the past several years, the City has cut City agency discretionary spending eleven times, resulting in spending reductions which are expected to amount to over $6 billion annually by the end of fiscal year 2013.

Job Growth. Private sector jobs in the City declined by 140,000, or 4.3%, from a peak in August 2008 to a low in August 2009. From September 2009 through August 2012, private sector jobs in the City increased by 246,000, a recovery of all private sector jobs lost during the downturn. Private sector jobs in the United States declined by 8.9 million, or 7.7%, from a peak in January 2008 to a low in February 2010. From February 2010 through August 2012, private sector jobs in the United States grew by 4.6 million, or 52% of private sector jobs lost. Recent information on job trends at both the national and City levels suggests continued modest growth; however, volatility over the past year has caused some uncertainty in the outlook for continued growth.

Assumptions. The City Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The City Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; the ability of the Health and Hospitals Corporation (“HHC”) and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the City Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.

The projections and assumptions contained in the City Financial Plan are subject to revision, which may be substantial. No assurance can be given that the estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.

Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes and the operating limit. Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $82 million, $46 million, $38 million, $38 million and $38 million in fiscal years 2012 through 2016, respectively. The authorization to sell such real estate tax liens was extended through December 31, 2014. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $212 million in fiscal year 2012. Projections of real estate tax revenues reflect the estimated cost of extending

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the current tax reduction for owners of cooperative and condominium apartments amounting to $448 million, $466 million, $481 million, $496 million and $513 million in fiscal years 2012 through 2016, respectively.

The delinquency rate was 2.1% in fiscal year 2007, 1.8% in fiscal year 2008, 1.8% in fiscal year 2009, 1.9% in fiscal year 2010 and 2.2% in fiscal year 2011. The City Financial Plan projects delinquency rates of 1.9% in fiscal year 2012, 2.1% in each of fiscal years 2013 and 2014 and 2.0% in each of fiscal years 2015 and 2016.

Other Taxes. The City Financial Plan reflects the following assumptions regarding projected baseline revenues from Other Taxes: (i) with respect to the personal income tax, moderate growth in fiscal year 2012, reflecting wage growth coupled with continued recovery in non-wage income in calendar year 2011, offset by a decline in private sector bonus payouts, stronger growth in fiscal year 2013 due to continued employment gains and an increase in capital gains realizations in anticipation of higher federal tax rates on capital gains beginning in calendar year 2013, and growth in fiscal years 2014 through 2016 reflecting the recovery of the national and local economies; (ii) with respect to the general corporation tax, growth slowing in fiscal year 2012 reflecting a decline in finance sector tax payments as a result of the sharp drop in calendar year 2011 Wall Street profitability and strength in nonfinance sector tax payments from healthy corporate profits growth, subdued growth in fiscal year 2013 as Wall Street profitability returns to a more sustainable level in calendar year 2012 and non-finance sector payments parallel steady growth in the economy, and growth in fiscal years 2014 through 2016 reflecting a return to trend levels of Wall Street profitability and steady economic growth; (iii) with respect to the banking corporation tax, a decline in growth in fiscal year 2012 reflecting a decline from a year of strong tax payments, a decline in growth for fiscal year 2013 reflecting the withdrawal of federal support and moderate growth in fiscal years 2014 through 2016 reflecting a return to trend levels of Wall Street profitability and steady economic growth; (iv) with respect to the unincorporated business tax, a decline in growth in fiscal year 2012 reflecting a steep decline in finance sector tax payments due to the overall poor performance of the hedge fund industry in calendar year 2011 offset by tax payments in the non-finance sector, moderate growth in fiscal year 2013 reflecting improved performance by the hedge fund industry as well as economic growth, and moderate growth in fiscal years 2014 through 2016 reflecting steady economic growth; (v) with respect to the sales tax, moderate growth in fiscal year 2012 reflecting increased taxable consumption due to the local economic recovery and strong tourist consumption, growth slowing in fiscal year 2013 reflecting moderate growth in taxable consumption and subdued tourist spending, and moderate growth in fiscal years 2014 through 2016 reflecting steady economic growth; (vi) with respect to real property transfer tax, growth continuing in fiscal year 2012 for the second year after three years of decline from fiscal years 2008 through 2010, and growth continuing through fiscal year 2016, as both the volume and price of residential and commercial transactions rebound with the recovery of the local economy; (vii) with respect to the mortgage recording tax, growth continuing in fiscal year 2012 for the second year in row, after three years of decline from fiscal years 2008 through 2010, and growth continuing through fiscal year 2016, as both the volume and price of residential and commercial transactions rebound with the recovery of the local economy; and (viii) with respect to the commercial rent tax, growth in fiscal year 2012, reflecting improving vacancy rates and asking rents as the local economy recovers from the impact of the national slowdown and contraction in office-using employment, and modest growth from fiscal year 2013 through 2016, as the local office market recovers with employment gains.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City’s cash flow or revenues.

Federal and State Categorical Grants. The City Financial Plan assumes that all existing federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs. Federal funds for education, primarily provided through the American Recovery and Reinvestment Act (“ARRA”) of $173 million, $86 million and $76 million are reflected in fiscal years 2012 through 2014, respectively. In addition, the City Financial Plan assumes increased federal Medicaid participation of $124 million and $32 million in fiscal years 2012 and 2013, respectively.

As of June 30, 2012, approximately 13.4% of the City’s full-time and full-time equivalent employees (consisting of employees of the mayoral agencies and the DOE) were paid by Community Development funds, water and sewer funds and from other sources not funded by unrestricted revenues of the City. A major component of federal categorical aid to the City is the Community Development program. Pursuant to federal legislation, Community Development grants are provided to cities primarily to aid low and moderate income persons by improving housing facilities, parks and other improvements, by providing certain social programs and by promoting economic development. These grants are based on a formula that takes into consideration such factors as population, housing overcrowding and poverty.

The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or federal governments. The general practice of the State and federal governments has been to deduct the amount of any disallowances against the current year’s payment. Substantial disallowances of aid claims may be asserted during the course of the City Financial Plan. The amounts of such disallowances attributable to prior years increased from $124 million in the 1977 fiscal year to $542 million in the 2006 fiscal year. The amount of such disallowance was $103 million and $114 million in fiscal years 2007 and 2008, respectively. There were no disallowances in fiscal years 2009 and 2010. The amount of such disallowance was $112 million in fiscal year 2011. As of June 30, 2011, the City had an accumulated reserve of $1.2 billion for all disallowances of categorical aid.

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Personal Service Costs and Other Post-Employment Benefits. The City Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will increase from an estimated level of 255,153 as of June 30, 2012 to an estimated level of 259,477 by June 30, 2016. Other Fringe Benefits includes $1.892 billion, $2.068 billion, $2.264 billion, $2.455 billion and $2.683 billion in fiscal years 2012 through 2016, respectively, for Other Post-Employment Benefits (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis. Retiree Health Benefits Trust reflects lowered expense of $672 million in fiscal year 2012 and $1 billion in each of fiscal years 2013 and 2014, as a result of drawing down the Retiree Health Benefits Trust Fund in those years. The Reserve for Collective Bargaining contains funds for the cost of collective bargaining increases for wage increases for prevailing wage employees in the period through the 2008-2010 round of collective bargaining. The Reserve for Collective Bargaining assumes no wage increases for the first three years of the round of collective bargaining following the 2008-2010 round of collective bargaining, followed by annual wage increases of 1.25% thereafter.

Other Than Personal Services Costs. The City Financial Plan contains estimates of the City’s administrative Other Than Personal Services Costs (“OTPS”) expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2012 fiscal year. Thereafter, to account for inflation, administrative OTPS expenditures are projected to rise by 2.5% annually in fiscal years 2014 through 2016. Energy costs for each of the 2012 through 2016 fiscal years are assumed to increase annually, with total energy expenditures projected at $998 million in fiscal year 2012 and increasing to $1.28 billion by fiscal year 2016.

Public Assistance. The number of persons receiving benefits under cash assistance programs is projected to average 351,772 per month in the 2012 fiscal year. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $580 million in fiscal year 2012, $532 million in fiscal year 2013 and $534 million in each of fiscal years 2014 through 2016.

Medical Assistance. Medical assistance payments projected in the City Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care, pharmacy, managed care and physicians and other medical practitioners. The City-funded portion of medical assistance payments is estimated at $6.1 billion for the 2012 fiscal year, which is lower than subsequent fiscal years as a result of a temporary increase in the federal share of Medicaid costs under ARRA.

The United States Department of Health and Human Services (“HHS”), which administers the Medicaid program, has communicated to the State that it may disallow a claim for a portion of the federal share of certain Medicaid costs that HHS believes should have been submitted as a different type of expenditure with a lower federal Medicaid rate than claimed. If it were disallowed, the City would be required to return approximately $111 million that it previously received. Discussions concerning such possible disallowance are ongoing.

The City-funded portion of medical assistance payments is expected to increase to $6.189 billion, $6.271 billion, $6.353 billion and $6.321 billion in fiscal years 2013 through 2016, respectively. Such payments include, among other things, City-funded Medicaid payments, including City-funded Medicaid payments to HHC.

Health and Hospitals Corporation. HHC operates under its own section of the City Financial Plan as a Covered Organization. The HHC financial plan projects City-funded expenditures of $209 million in fiscal year 2012 decreasing to $166 million in fiscal year 2016. City-funded expenditures include City subsidy, intra-City payments and grants and exclude prepayments.

On an accrual basis, HHC’s total receipts before implementation of the HHC gap-closing program are projected to be $7.1 billion, $7.4 billion, $7.4 billion, $7.5 billion and $7.6 billion in fiscal years 2012 through 2016, respectively. Total disbursements before implementation of the HHC gap-closing program are projected to be $7.8 billion in fiscal year 2012 increasing to $8.9 billion in fiscal year 2016. These projections assume increases in fringe benefits in fiscal years 2012 through 2016. Significant changes have been and may be made in Medicaid, Medicare and other third-party payor programs, which could have adverse impacts on HHC’s financial condition.

Other. The projections set forth in the City Financial Plan for OTPS-Other include the City’s contributions to New York City Transit (“NYCT”), the New York City Housing Authority, the City University of New York and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims. In the past, the City has provided additional assistance to certain Covered Organizations which had exhausted their financial resources prior to the end of the fiscal year. No assurance can be given that similar additional assistance will not be required in the future.

New York City Transit. NYCT operates under its own section of the City Financial Plan as a Covered Organization. The financial plan for NYCT covering its 2012 through 2016 fiscal years was prepared in July 2012. The NYCT fiscal year coincides with the calendar year. The NYCT financial plan projects City assistance to the NYCT operating budget of $329.2 million in 2012 increasing to $442.0 million in 2016, in addition to real estate transfer tax revenue dedicated for NYCT use of $400.8 million in 2012 increasing to $615.8 million in 2016.

The NYCT financial plan includes additional revenues from a fare increase in 2011, three year net-zero and accelerated zero wage increases from 2011 through 2015 on pending labor negotiations, updated inflation assumptions and other actions. After reflecting such revenues and actions, the NYCT financial plan projects $8.4 billion in revenues and $11.4 billion in expenses for 2012, leaving a budget gap of $3.0 billion. After accounting for accrual adjustments and cash carried over from 2011, NYCT projects an operating budget surplus of $18.0 million in 2012. The NYCT financial plan forecasts operating budget gaps of $300 million in 2013, $500 million in 2014, $800 million in 2015 and $1.1 billion in 2016.

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In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the Metropolitan Transit Authority’s (“MTA”) twelve county service area. The PMT is currently expected to raise revenues for the MTA in the amount of $1.3 billion in 2012, growing to $1.5 billion in 2016.

On August 22, 2012, the State Supreme Court ruled that the 2009 PMT is unconstitutional because there had not been a home rule message approving them from each of the twelve counties serviced by the MTA. The MTA has appealed the decision. The PMT remains due and payable pending the decision on appeal. If the MTA’s appeal were not successful, the MTA’s revenues would be reduced by the entire amount of the PMT. In addition, if the appeal were unsuccessful, the State Legislature could eliminate funding that it currently provides to the MTA to replace the elimination of the PMT for school districts and small businesses, which was enacted into law effective in 2012. The amount of such reduction, if it occurred, is currently projected to be $255 million in 2012, increasing to $310 million in 2016.

The MTA Board approved the 2010-2014 Capital Program in April 2010 and the State Capital Program Review Board (“CPRB”) approved the first two years of it on June 2, 2010 because the MTA had identified funding for only the first two years of the program. The CPRB vetoed the last three years of the program without prejudice to permit the MTA additional time to resolve the funding issues. The MTA Board approved the amended 2010-2014 Capital Program in December 2011 and the CPRB approved it on March 27, 2012. The plan includes $22.2 billion for all MTA agencies, including $11.6 billion to be invested in the NYCT core system, $1.9 billion for NYCT network expansion, and $200 million for security.

The 2010-2014 Capital Program follows the 2005-2009 Capital Program, which provided approximately $17.1 billion for NYCT. In addition, the 2005-2009 Capital Program included approximately $2 billion for extension of the Number 7 subway line and other public improvements which will be funded with proceeds of bonds issued by the Hudson Yards Infrastructure Corporation (“HYIC”).

Department of Education. State law requires the City to provide City funds for the Department of Education (“DOE”) each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.

Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Controller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment. The following summaries do not purport to be comprehensive or definitive.

On July 23, 2012, the City Comptroller released a report commenting on the City’s adopted budget for fiscal year 2013 and the City Financial Plan. In his report, the City Comptroller identified net risks for fiscal years 2013 through 2016 which, when added to the results projected in the City Financial Plan, would result in gaps of $3.32 billion, $3.31 billion, $3.83 billion and $2.95 billion, respectively. The differences from the City Financial Plan projections result in part from the City Comptroller’s expenditure projections, which exceed those in the City Financial Plan by $2.79 billion, $1.09 billion, $1.13 billion and $1.18 billion in fiscal years 2013 through 2016, respectively, resulting from: (i) wage increases, including retroactive wage increases, as a result of collective bargaining with the City’s teacher and school administrator unions, which would result in increased costs of $2.60 billion in fiscal year 2013 and $900 million in each of fiscal years 2014 through 2016; (ii) increased overtime expenditures of $153 million in fiscal year 2013 and $100 million in each of fiscal years 2014 through 2016; (iii) uncertainty of receipt of increased Medicaid revenue for special education services of $100 million in each of fiscal years 2013 through 2016; (iv) the phase-in of shortfalls in fiscal year 2012 pension investment returns relative to the actuarial interest rate assumption resulting in additional pension contributions of $80 million, $160 million, and $240 million in fiscal years 2014 through 2016, respectively; and (v) lower estimates for judgments and claims expenditures of $60 million, $93 million, $129 million and $165 million in fiscal years 2013 through 2016, respectively. The differences from the City Financial Plan also result from the City Comptroller’s revenue projections. The report estimates that (i) property tax revenues will be lower by $13 million in fiscal year 2013, and higher by $352 million, $576 million and $889 million in fiscal years 2014 through 2016, respectively; (ii) personal income tax revenues will be higher by $36 million, $299 million, $129 million and $221 million in fiscal years 2013 through 2016, respectively; (iii) business tax revenues will be lower by $12 million, $126 million, $68 million and $76 million in fiscal years 2013 through 2016, respectively; (iv) sales tax revenues will be higher by $10 million, $85 million, $205 million and $321 million in fiscal years 2013 through 2016, respectively; and (v) real-estate related tax revenues will be higher by $79 million, $41 million and $37 million in fiscal years 2013 through 2015, respectively, and lower by $59 million in fiscal year 2016. The revenue projections result in higher net tax revenues of $100 million, $651 million, $879 million and $1.30 billion in fiscal years 2013 through 2016, respectively. Additionally, the City Comptroller’s report states that the City Financial Plan assumption of revenues of $635 million, $365 million and $460 million in fiscal years 2013 through 2015, respectively, from the sale of taxi medallions is a significant risk.

On July 23, 2012, the staff of OSDC released a report on the City Financial Plan. The report states that the fiscal year 2013 budget is balanced based on reasonable assumptions and that the City has made substantial progress over the past year in narrowing the outyear budget gaps, though the City still faces challenges and the City’s ability to cushion the impact of adverse developments could be diminished by fiscal year 2014 because the City plans to exhaust most of the reserves accumulated during the last economic expansion. The report notes that the fiscal year 2013 budget

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is balanced with more than $4 billion in non-recurring resources and that the fiscal year 2012 surplus is substantially smaller than the fiscal year 2011 surplus, an indication that spending is exceeding current year revenues. The report also notes that the City plans to draw down the remaining funds in the Retiree Health Benefits Trust in fiscal year 2013 and 2014. Additionally, the report identifies growth in non-discretionary costs such as pension contributions, health insurance and debt service as an area of concern.

The report quantifies certain risks, partially offset by possible additional resources, to the City Financial Plan. The report identifies net risks to the City Financial Plan of $744 million, $324 million and $269 million in fiscal years 2013 through 2015, respectively, and net additional resources of $391 million in fiscal year 2016. When combined with the results projected in the City Financial Plan, the report estimates budget gaps of $744 million, $2.83 billion, $3.39 billion and $2.68 billion in fiscal years 2013 through 2016, respectively. The risks to the City Financial Plan identified in the report include (i) $635 million, $365 million and $460 million in fiscal years 2013 through 2015, respectively, if the planned sale of additional taxi medallions, which is currently the subject of multiple lawsuits, is not successfully implemented, and (ii) decreased savings of $109 million in each of fiscal years 2013 through 2016 if agency gap-closing actions are not successfully implemented. The report identifies additional tax revenues of $150 million, $300 million and $500 million in fiscal years 2014 through 2016, respectively. In addition to the adjustments to the City Financial Plan projections, the OSDC report identifies four additional risks that could have a significant impact on the City. First, the OSDC report identifies risks resulting from increased costs as a result of collective bargaining with the teachers’ union of $900 million in each of fiscal years 2013 through 2016, respectively, excluding any retroactive costs. Second, if wages for all City employees were to increase at the projected rate of inflation without any offsetting savings, costs would increase by $17 million, $91 million, $259 million and $511 million in fiscal years 2013 through 2016, respectively. Third, the report notes that the receipt of additional State education aid of $293 million in fiscal year 2013 is contingent upon the City and the UFT reaching agreement on a teacher evaluation program. Fourth, the report states that the City could be required to increase its planned pension contribution by approximately $90 million, $180 million and $270 million in fiscal years 2014 through 2016, respectively, because the pension systems earned an estimated 1.7% on investments in fiscal year 2012, compared with the expected gain of seven percent.

On July 19, 2012, the staff of the Control Board issued a report on the City Financial Plan. The report states that the fiscal year 2013 adopted budget assumes increased revenues of $276 million and gap-closing actions of $5.8 billion, mostly of a non-recurring nature, the largest portion of which represents the $2.4 billion surplus in fiscal year 2012 that is projected to be used entirely by fiscal year 2014. The report also states that the planned depletion of the Retiree Health Benefits Trust in fiscal years 2013 and 2014 is short-sighted and that the City needs to develop a plan on how to address increasing retiree health care costs. Additionally, the report notes that the City will continue to face fiscal stress in the outyears and the likelihood that the outyear gaps can be solved with tax revenue gains is uncertain. Accordingly, the report notes that the City will need to continue its practice of developing agency actions in fiscal year 2013 to address outyear budget gaps.

The report quantifies certain risks to the City Financial Plan. The report identifies possible risks of $717 million, $545 million, $676 million and $251 million in fiscal years 2013 through 2016, respectively. When combined with the results projected in the City Financial Plan, these risks could result in estimated gaps of $717 million, $3.05 billion, $3.79 billion and $3.32 billion in fiscal years 2013 through 2016, respectively. The risks to the City Financial Plan identified in the report include (i) increased uniformed services overtime expenses of $32 million, $130 million, $166 million and $201 million in fiscal years 2013 through 2016, respectively; (ii) the failure to achieve planned Police Department overtime savings of $50 million in each of fiscal years 2013 through 2016; and (iii) $635 million, $365 million and $460 million in fiscal years 2013 through 2015, respectively, if the planned sale of additional taxi medallions, which is currently the subject of multiple lawsuits, is not successfully implemented.

Outstanding General Obligation Indebtedness. As of April 30, 2012, approximately $41 billion of City general obligation bonds were outstanding, of which $6,177,080,000 are variable rate demand bonds.

Water, Sewer and Waste. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2012 through 2021, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $12.9 billion. The City’s Capital Commitment Plan for fiscal years 2012 through 2016 reflects total anticipated City-funded water and sewer commitments of $8.6 billion which are expected to be financed with the proceeds of Water Authority debt.

New York City Transitional Finance Authority. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The TFA expects to issue $1.065 billion, $1.104 billion, $1.033 billion and $939 million of Building Aid Revenue Bonds in fiscal years 2013 through 2016, respectively. Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse

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the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Ten-Year Capital Strategy for fiscal years 2012 through 2021 totals $54.1 billion, of which approximately 74% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.

Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims described below are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2011 amounted to approximately $6.1 billion.

Credit Ratings. As of February 19, 2013, the general obligation bonds of the City were rated AA by Standard & Poor’s and Fitch and Aa2 by Moody’s.

New York State

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, federal and state governments began reporting employment and wage statistics in accordance with the North American Industry Classification System (“NAICS”) industrial classification system.

Manufacturing employment continues to decline as a share of total State employment, as in most other states, and, as a result, New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under NAICS, the trade, transportation, and utilities supersector accounts for the third largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for less employment and wages for the State than for the nation as a whole. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for almost half of all nonagricultural jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation as a whole. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities.

Federal, State, and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of approximately one-half of total State and local government employment. Manufacturing and construction account for smaller shares of employment for the State than for the nation, while the combined service industries account for a larger share. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2000, but the gap between them has since closed, with the State rate below that of the nation from the start of the national recession through the end of 2012. Total State nonagricultural employment has declined as a share of national nonagricultural employment. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

The most recent data indicate that the pace of New York employment growth continues, with the State labor market entering 2012 with particular momentum in construction, professional and business services, private educational services, and tourism-related leisure and hospitality services. As a result, private sector employment growth of 1.8 percent is now projected for calendar year 2012, representing a significant upward revision

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from the forecast reflected in the Annual Information Statement. Total employment growth of 1.2 percent is projected for the 2012 calendar year, with the public sector expected to remain a drag on the State labor market through the end of the calendar year. Thus, estimated State wage growth for 2012 remains virtually unchanged at 3.1 percent, with projected growth in total personal income revised down slightly to 3.2 percent due to downward revisions to some of the nonwage components of income.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street still adjusting its compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to estimate. A weaker than projected labor market could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. Projected capital gains for 2012 could also be negatively affected if the tax rate provisions of the Affordable Care Act are not implemented as scheduled. These effects could ripple through the State economy, depressing both employment and wage growth. In contrast, higher than forecast national and world economic growth, or a stronger upturn in stock prices, along with more activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

Annual Information Statement. The State Annual Information Statement dated May 11, 2012 (the “Annual Information Statement”) reflects the Enacted Budget (defined below) and revisions to the spending estimates therein through May 11, 2012. The State updates the Annual Information Statement quarterly and released its first quarterly update on August 10, 2012 (the “AIS Update”) which reflects the First Quarterly Update to the Enacted Budget (the “Updated Financial Plan” together with the Enacted Budget, the “State Financial Plan”).

In the AIS Update, the State estimated that the State’s General Fund (the “General Fund”) will remain in balance in fiscal year 2012-2013, consistent with the Enacted Budget reflected in the Annual Information Statement. General Fund receipts are expected to total $58.9 billion, consistent with the Enacted Budget, and General Fund disbursements, including transfers to other funds, are expected to total $59.2 billion, an increase of $340 million over the Enacted Budget due primarily to retroactive payments pursuant to two labor settlements. The State estimates that it will end fiscal year 2012-2013 with a General Fund balance of $1.5 billion, a decrease of $345 million from the Enacted Budget forecast. The State projects budget gaps of $982 million, $3.6 billion and $4.4 billion in fiscal years 2013-2014, 2014-2015, and 2015-2016, respectively, assuming successful implementation of gap-closing actions.

Fiscal Year 2011-12. The State ended the 2011-2012 fiscal year with a general fund balance of $1.79 billion, including approximately $1.3 billion in reserves and $283 million reserved for potential retroactive labor settlements.

Fiscal Year 2012-13. The State Legislature completed action on the $133.4 billion budget for the 2012-2013 fiscal year on March 30, 2012 (the “Enacted Budget”). The State forecasts ending the 2012-2013 fiscal year in balance on a cash basis with a general fund balance of $1.8 billion, after undertaking the Enacted Budget gap-closing actions. Before the adoption of the Enacted Budget, the State faced a projected budget gap in fiscal year 2012-2013 of $3.5 billion, and projected budget gaps of $3.6 billion, $5.0 billion and $4.2 billion in fiscal years 2013-2014, 2014-2015 and 2015-2016, respectively. The State Division of Budget (“DOB”) estimates that the Enacted Budget gap-closing plan, if implemented successfully, eliminates the fiscal year 2012-2013 budget gap, and reduces the budget gaps in fiscal years 2013-2014, 2014-2015 and 2015-2016 to $982 million, $3.6 billion and $4.4 billion, respectively. The authorized gap-closing plan consists of approximately $2 billion in anticipated savings from actions including State agency redesign and cost-control efforts begun in fiscal year 2011-2012, local assistance savings and prepayment of fiscal year 2012-2013 debt service in fiscal year 2011-2012. Additionally, the Enacted Budget continues to limit Medicaid growth to the rate of the 10 year average change in the medical component of the Consumer Price Index, estimated to be approximately 4 percent in fiscal year 2012-2013, and continues to limit school aid growth to the rate of growth in State personal income. The authorized gap-closing plan also consists of approximately $1.5 billion in net new resources from tax reform initiatives.

Special Considerations. The DOB noted in the Annual Information Statement that many complex political, social, environmental and economic forces influence the State’s economy and finances, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the State Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecast in the State Financial Plan.

The State Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events, such as the Euro-zone financial crisis, consumer confidence, oil supplies, and oil prices; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments on bonus income and capital gains realizations; and the impact of household debt reduction on consumer spending and State tax collections.

Among other factors, the State Financial Plan is subject to various other uncertainties and contingencies relating to the extent, if any, to which wage increases for State employees exceed projected annual wage costs; realization of the projected rate of return for pension fund assets and

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current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the federal government to provide the aid contemplated by the State Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail herein. The projections and assumptions contained in the State Financial Plan are subject to revisions which may include substantial adverse changes. No assurance can be given that such estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including challenges to certain tax actions and other actions authorized in the State Financial Plan; and actions taken by the federal government, including audits, disallowances, and changes in aid levels. Such forces may affect the State’s enacted budget unpredictability from fiscal year to fiscal year.

For example, the State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the State’s projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projections of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source from its estimated tax base.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for the use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State’s projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowances or other federal actions that could affect State finances.

In the Annual Information Statement, DOB stated that it believes that its projections of receipts and disbursements relating to the then-current Enacted Budget, and the assumptions on which they are based, were reasonable while noting that actual results, however, could differ materially and adversely from the projections set forth in the Annual Information Statement. In the past, the State has taken management actions to address potential Enacted Budget shortfalls, and DOB noted its belief that it could take similar actions should variances occur in its projections for the current fiscal year.

Actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result in a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance however, that the Legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

Other Post-Employment Benefits. State employees become eligible for post-employment benefits (“OPEB”) if they reach retirement while working for the State with at least ten years of service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the State Legislature. The State pays its share of costs on a Pay-As-You-Go (“PAYGO”) basis as required by law.

In accordance with Government Accounting Standards Board (“GASB”) 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in the State’s basic financial statements for fiscal year 2012, the Annual Required Contribution (“ARC”) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required.

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As reported in the State’s basic financial statements for fiscal year 2012, an actuarial valuation of OPEB liabilities was performed as of April 1, 2010. The valuation calculated the present value of the actuarial accrued total liability for benefits as of April 1, 2010 at $72.1 billion ($59.7 billion for the State and $12.4 billion for the State University of New York (“SUNY”), determined using the frozen entry age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method. An actuarial valuation of OPEB liabilities as of April 1, 2012 is being performed and is expected to be finalized later this year.

The ARC for fiscal year 2012 totaled $3.9 billion ($3.1 billion for the State and $0.8 billion for SUNY) under the frozen entry age actuarial cost method, allocating costs on a level basis over earnings. This was $2.5 billion ($1.9 billion for the State and $0.6 billion for SUNY) above the payments for retiree costs made by the State in fiscal year 2012. This difference between the State’s PAYGO costs and the actuarially determined required annual contribution under GASB 45 reduced the State’s currently positive net asset condition at the end of fiscal year 2012 by $2.5 billion. GASB does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no funding is assumed for this purpose in the State Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.

There is no provision in the State Financial Plan to pre-fund OPEB liabilities. If such liabilities were pre-funded, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations, Civil Service, and DOB, will continue to review such matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.

Risks to U.S. Economic Forecast. DOB explained in the Annual Information Statement that its outlook calls for tepid but improving growth over the course of 2012. However, there are significant risks to the forecast. The euro-debt crisis continues; any unexpected development could yet result in widening risk spreads and a decline in equity markets. A longer and deeper European recession or significantly slower growth in emerging markets could have a negative impact on the demand for U.S. exports. If gasoline prices remain elevated for a sustained period, household spending growth could be lower than anticipated, since energy price growth acts as a virtual tax on household spending. A surge in foreclosures could impede the recovery in home prices, which could in turn delay the recovery in household net worth and also result in lower rates of household spending than projected. Alternatively, a stronger than expected recovery in the labor market could result in greater household spending than projected, while a milder recession in Europe and stronger global growth more generally could result in a faster pickup in the demand for U.S. exports.

DOB explained in the AIS Update that the downside risks to the national economy from slowing global growth emphasized in the Annual Information Statement have intensified. Both the national labor market and equity markets have been weaker than projected in April, which has in turn negatively affected household spending. Consumer spending only grew 1.5 percent during the second quarter, following growth of 2.5 percent in the first quarter. This slowdown appears to have occurred despite continued robust auto sales and a stronger than projected upturn in the housing market in April. The depressing economic effect on the demand for energy-related goods, due to the unusually warm winter weather, appears to be sustained. These developments translate into a weaker forecast for both the nation and the State relative to the economic forecast reflected in the Annual Information Statement. Growth of 1.9 percent in real U.S. GDP is now projected for 2012, with the economy projected to grow 2.5 percent for 2013.

The U.S. labor market decelerated during the second quarter of calendar year 2012. Monthly private sector job gains slowed from an average monthly gain of 226,000 in the first quarter of 2012 to 91,000 in the second. Moreover, initial claims for unemployment insurance benefits have stayed remarkably stable, while the public sector has continued to shed jobs. On an annual average basis, DOB now projects downwardly revised employment growth of 1.4 percent for 2012. A less favorable outlook for employment, combined with a substantial downward revision to wages for the fourth quarter of last year, have led to downward revisions to both wages and total personal income as well. Personal income is now projected to rise 3.2 percent in 2012, with its largest component, wages, expected to rise only 3.1 percent. These growth rates are substantially below historical averages.

With Middle East tensions bubbling to the surface intermittently, energy prices have remained volatile. After hitting their lowest point since October 2011, oil prices have been on the rise. However, as supply fears subside, the impact of slower global growth on energy demand is expected to dominate movements in energy prices through the remainder of the calendar year. Gasoline prices have fallen almost 50 cents below their most recent early April peaks. As a result, DOB has lowered projected inflation to 1.8 percent for 2012.

Demand from emerging markets was an important factor for growth during the early phase of the nation's economic recovery. However, the emerging markets sector deteriorated significantly as the European sovereign debt crisis led one of the world's largest markets into recession. Weaker demand from Europe has been a drag on emerging markets as well, creating further downward momentum in the global economy. As a result, real U.S. export growth has fallen from 11.3 percent in 2010 to 6.7 percent in 2011, and is projected to fall to 3.3 percent in 2012. U.S. corporate profits from current production fell 0.3 percent in the first quarter, led by an 11.8 percent decline in "rest of world" profits. Investor flight to safety drove equity market prices down 4.0 percent over the course of the second quarter and long-term Treasury yields down to historic lows. Slowing global growth is projected to continue to put downward pressure on both profits and equity markets through the end of 2012.

Consistent with a weaker outlook for both employment and output, DOB has altered its projections for both monetary and fiscal policy. The 10-year Treasury yield is now expected to remain below 2 percent for much of the remainder of calendar year 2012, with the Federal Reserve not expected to raise its short-term interest rate target before the beginning of 2014. The forecast is also predicated on the assumption that the U.S. Congress will extend both the Bush tax cuts and the payroll tax holiday through the end of 2013, though it is also expected that the tax provisions of the Affordable Care Act will be implemented as scheduled.

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DOB’s economic outlook continues to call for tepid but improving growth for the second half of this year, with growth accelerating to just above 3 percent by the latter half of 2013. However, there are significant risks to this forecast. Efforts to contain the European sovereign debt crisis remain ongoing, and coordinated government efforts to avert a more severe global slowdown appear underway. Nevertheless, momentum remains downward. A longer and deeper European recession or significantly slower growth in emerging markets could have a more negative impact on U.S. exports, corporate profits, and equity markets. Although the current forecast assumes U.S. fiscal policy will remain non-contractionary, the economic uncertainty could negatively impact private sector behavior as the end of the calendar year approaches. Higher than expected energy prices could have a similar effect. Alternatively, stronger than expected growth in the labor market could result in greater household spending than projected, while a milder recession in Europe and stronger global growth could result in a faster upturn in the demand for U.S. exports. Moreover, if gasoline prices fall significantly further, household spending growth could be stronger than anticipated, since energy price growth acts as a virtual tax on household spending.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, developments that have an impact on credit markets, such as the euro-debt crisis, pose a particularly large degree of risk for New York. Yet another financial crisis induced recession would be devastating for the State economy. Even lesser risks, such as a further erosion of equity prices could be quite destabilizing to the financial sector and ultimately bonuses and State wages overall. These risks are compounded by the uncertainty surrounding the implementation of financial reform, which is already altering the composition of bonus packages in favor of stock grants with long-term payouts and claw-back provisions, thus affecting the forecast for taxable wages. As financial regulations evolve, it is becoming increasingly uncertain as to when finance sector revenue generating activity such as trading, lending, and underwriting will return to pre-crisis levels, resulting in additional risk to the forecasts for bonuses and personal capital gains.

Status of Current Labor Negotiations. The State has multi-year labor contracts with its two largest employee unions, Civil Service Employees Association (“CSEA”) and Public Employees Federation (“PEF”), as well as New York State Police Benevolent Association (“NYSPBA”) (representing the Agency Police Service Unit (“APSU”) bargaining unit, formerly Agency Law Enforcement Services (“ALES”), New York State Correctional Officer and Police Benevolent Association (“NYSCOPBA”), and Council 82. The contracts provide for no general salary increases for fiscal year 2012 through fiscal year 2014, substantial increases to employee health insurance contributions, and a temporary reduction in employee compensation through a deficit reduction program. Employees will receive a $1,000 lump sum payment ($775 paid in fiscal year 2014 and $225 paid in fiscal year 2015); a 2 percent salary increase in each of fiscal year 2015 and fiscal year 2016; and be repaid the value of fiscal year 2013 deficit reduction adjustments at the end of their contract term. The PEF contract generally mirrors the provisions for the other unions, but the contract is different in that it covers a four-year period and has a deficit reduction provision. PEF employees will receive a 2 percent salary increase in fiscal year 2015.

Employees in the unions that have reached settlements with the State have contingent layoff protection for fiscal year 2013 and limited continuing layoff protection for the full term of the agreements. Reductions in force due to management decisions to close or restructure facilities authorized by legislation, SAGE Commission recommendations, or material or unanticipated changes in the State’s fiscal circumstances are not covered by this protection.

The State is in negotiations with its other unions, the largest of which is United University Professions (“UUP”), which represents faculty and non-teaching professional staff within the State university system.

Prior-Year Labor Settlements. The State Financial Plan continues to include a planned reserve to cover the costs of a pattern settlement with unions that have not agreed to contracts for prior contract periods. The amount of the reserve is based on the general salary increases agreed to by the State’s largest unions for the same period. There can be no assurance that actual settlements for prior periods will not exceed the amounts reserved. In addition, the State’s ability to fund the amounts reserved in fiscal year 2014 and beyond depends on the achievement of balanced budgets in those years.

In August 2011, a statutorily authorized judicial compensation commission authorized a multi-year plan to provide salary increases for judges beginning in fiscal year 2013, which will automatically take effect barring action by the Legislature and the Governor to obviate the increases. The State Financial Plan assumes salary increases in the Judiciary’s current budget projections at the levels authorized by the Commission.

Federal Funding. The State receives a substantial amount of federal aid for health care, education, transportation, and other governmental purposes. Any reductions in federal funding, could have a materially adverse impact on the State Financial Plan. DOB’s forecast assumes that Congress will act by the end of calendar year 2012 to avert automatic federal spending reductions and tax increases by extending both the Bush-era tax reductions and the payroll tax reduction authorized in 2009. Additionally, the forecast assumes that federal income tax increases scheduled for tax years 2013 and thereafter, as part of the Affordable Care Act, will be implemented as planned. The Affordable Care Act tax provisions are expected to result in an increase in State receipts in fiscal year 2013, and declines thereafter, as taxpayers reduce the level of capital gains realizations in response to the higher federal tax rate.

The Federal Budget Control Act (“BCA”) of 2011 imposed annual caps on federal discretionary spending over a ten-year period. The specific spending reductions necessary for Congress to live within the caps will be decided through the annual federal budget process, so the magnitude of impact on federal funds for the State has yet to be determined. Further, if additional deficit reduction is not enacted, the BCA directs that savings be achieved through sequestration of fiscal year 2013 funding, with across-the-board cuts to federal discretionary programs scheduled for January

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2013, and lower discretionary caps in the following eight years. It is estimated that federal non-defense discretionary programs would face an across-the-board reduction of approximately 7.8 percent in January 2013.

The State is analyzing the potential impact of the BCA on the State Financial Plan and State economy. If the sequester is implemented, DOB estimates that New York State and local governments could lose approximately $5 billion in federal funding over nine years, beginning in fiscal year 2013, from these additional federal deficit reduction measures. DOB expects to make adjustments to the State Financial Plan as more definitive information becomes available.

In addition, the State Financial Plan may be adversely affected by other actions taken by the federal government, including audits, disallowances, and changes to federal participation rates or other Medicaid rules. For example, all Medicaid claims are subject to audit and review by the federal government, and, although no official audit has commenced, questions have been raised with respect to the reimbursement methodology used for New York State Office for People with Developmental Disabilities. The rates paid for these services are established in full accordance with the methodology set forth in New York’s federally-approved State Plan. While New York State continues to work collaboratively with its federal partners to resolve these concerns, adverse action by the federal government relative to these claims could jeopardize a significant amount of federal financial participation in the State Medicaid program

Health Insurance Company Conversions. State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a “Health Care Conversion”), subject to a number of terms, conditions, and approvals. Under State law, the State is entitled to proceeds from a Health Care Conversion, and such must be used for health-care-related expenses. The State Financial Plan continues to count on proceeds of $250 million in fiscal year 2013 and $300 million annually in fiscal years 2014, 2015, and 2016, which would be deposited into the Health Care Reform Act (“HCRA”) account. If a conversion does not occur on the timetable or at the levels assumed in the State Financial Plan, the State will be required to take other actions to increase available resources or to reduce planned spending in HCRA.

Secured Hospital Program. Under the Secured Hospital program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Finance Agency (“MCFFA”) and by the Dormitory Authority of the State of New York (“DASNY”) through the Secured Hospital program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. As of March 31, 2012, there is a total of $503 million of outstanding bonds for the program.

The financial condition of most hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the nine hospitals in the program, several are experiencing significant operating losses that are likely to impair their ability to remain current on their loan agreements with DASNY. In relation to the Secured Hospital Program, the State Financial Plan projections reflect the assumption of additional costs of $3 million in fiscal year 2012-13, $32 million in fiscal year 2013-14, and $39 million annually thereafter. These amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for four hospitals that currently are not meeting the terms of their agreement with DASNY. The State has additional exposure of up to a maximum of $39 million annually, if all additional hospitals in the program failed to meet the terms of their agreement with DASNY and if available reserve funds were depleted.

Bond Market. Implementation of the State Financial Plan is dependent on the State's ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or the Statewide Transportation Improvement Program (“STIP”), which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it can adversely affect the State’s overall cash position and capital funding plan. The success of projected public sales will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the State and public discussion of such developments, may affect the market for outstanding State-supported and State-related debt.

Litigation. Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the State Financial Plan.

State Retirement Systems. The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The State Common Retirement Fund (“CRF”) is a pooled investment vehicle in which the assets of the Systems are held and invested. The Systems comprise the New York State and Local Employees’ Retirement System (“ERS”) and the New York State and Local Police and Fire Retirement System (“PFRS”). The Comptroller is the administrative head of the Systems. State employees made up about 34 percent of the membership during the 2011-12 fiscal year. There were 3,039 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many public authorities of the State.

As of March 31, 2012, 656,000 persons were members of the Systems and 403,000 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.

The CRF experienced significant investment losses in the 2008-09 fiscal year. In order to protect employers from potentially volatile contributions tied directly to the value of the Systems’ assets held by the CRF, the Systems utilize a multi-year smoothing procedure. One of the factors used to

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calculate employer contribution requirements is the assumed investment rate of return used by the Systems actuary, which is currently 7.5 percent. The current actuarial smoothing method spreads the impact of gains or losses above or below the 7.5 percent assumed investment rate of return over a 5-year period. Thus, because of the significant investment loss in fiscal year 2008-09, employer contribution rates increased for fiscal year 2010-11, fiscal year 2011-12 and fiscal year 2012-13 and further increases are expected for fiscal year 2013-14 and fiscal year 2014-15. The amount of such future increases will depend, in part, on the value of the assets held by the CRF as of each April 1, as well as on the present value of the anticipated benefits to be paid by the Systems as of each April 1. Final contribution rates for fiscal year 2012-13 were released in early September 2011. The average ERS rate increased from 16.3 percent of salary in fiscal year 2011-12 to 18.9 percent of salary in fiscal year 2012-13, while the average PFRS rate increased from 21.6 percent of salary in fiscal year 2011-12 to 25.8 percent of salary in fiscal year 2012-13.

Assets are held by the CRF for the exclusive benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the CRF. The Systems report that the net assets available for benefits as of March 31, 2012 were $153.4 billion (including $3.5 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $3.9 billion or 2.6 percent from the fiscal year 2011 level of $149.5 billion. The increase in net assets available for benefits from fiscal year 2011 to fiscal year 2012 reflects, in large part, equity market performance. The valuation used by the Systems actuary will be based on audited net assets available for benefits as of March 31, 2012 and will be included in the NYSLRS’ comprehensive annual financial report for that fiscal year.

Consistent with statutory limitations affecting categories of investment, the Comptroller, as trustee of the CRF, establishes a target asset allocation and approves policies and procedures to guide and direct investment activities. The purpose of this asset allocation strategy is to identify the optimal diversified mix of assets to meet the requirements of pension payment obligations to members. In the fiscal year ended March 31, 2010, an asset liability analysis was completed and a long term policy allocation was adopted. The current long term policy allocation seeks a mix that includes 43 percent equities (30 percent domestic and 13 percent international); 22 percent bonds, cash and mortgages; 8 percent inflation indexed bonds and 27 percent alternative investments (10 percent private equity, 6 percent real estate, 4 percent absolute return or hedge funds, 4 percent opportunistic and 3 percent real assets (commodities)). Since the implementation of the long-term policy allocation will take several years, transition targets have been established to aid in the asset rebalancing process.

The Systems report that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $194.3 billion on April 1, 2011 to $198.6 billion (including $89.3 billion for current retirees and beneficiaries) on April 1, 2012. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2012 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected loss for fiscal year 2012, 40 percent of the unexpected gain for the fiscal year 2011, 60 percent of the unexpected gain for fiscal year 2010 and 80 percent of the unexpected loss for fiscal year 2009. Actuarial assets decreased from $148.6 billion on April 1, 2011 to $147.8 billion on April 1, 2012. The funded ratio, as of April 1, 2012, calculated by the System Actuary in August 2012 using the entry age normal funding method and actuarial assets, was 87 percent.

State Personal Income Tax Revenue Bond Financing. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by DASNY, the New York State Environmental Facilities Corporation (“EFC”), the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Empire State Development Corporation (“ESDC”), (collectively, the “Authorized Issuers”).

The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on State PIT Revenue Bonds, with excess amounts returned to the General Fund. The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds.

Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the School Tax Relief Fund (the “STAR Fund”). In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the RBTF equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill. State PIT Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care.

As of March 31, 2012, approximately $23 billion of State PIT Revenue Bonds were outstanding. The Enacted Budget projected that $3.6 billion of State PIT Revenue Bonds will be issued in 2012-13.

Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt or the broader measure of State-related debt. “State-related debt” consists of State supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of

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State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the State Legislature.

As of November 2012, the State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the State Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years, and the State currently has no bonds outstanding with a remaining final maturity that is more than 30 years.

Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing general obligation Tax and Revenue Anticipation Notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created the Lead Government Assistance Corporation. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

Debt Reform Act. The Debt Reform Act of 2000 (the “Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of all funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in fiscal year 2001 and was fully phased in at 4 percent of personal income during fiscal year 2011, while the cap on new State-supported debt service costs began at 0.75 percent of all funds receipts in fiscal year 2001 and will increase until it is fully phased in at 5 percent during fiscal year 2014. The State was found to be in compliance with the statutory caps for the most recent calculation period (October 2011).

In general, the projections for new bonding over the five-year capital plan do not assume new or increased debt authorizations. Current projections estimate that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. However, the State is continuing through a period of relatively limited debt capacity. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $3.6 billion in fiscal year 2012 to $752 million in fiscal year 2014, then increase. The State is continuing to implement measures to address capital spending priorities and debt financing practices.

Public Authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State supported or State-related debt. As of December 31, 2011 (New York Job Development Authority as of March 31, 2012), 18 public authorities had debt outstanding of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $170 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. The Enacted Budget authorizes any public benefit corporation to make voluntary contributions to the State’s General Fund at any time from any funds as deemed feasible and advisable by the public benefit corporation’s governing board after due consideration of the public benefit corporation’s legal and financial obligations, and deems such payment a “valid and proper purpose” for such funds.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State

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has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Litigation. Adverse developments in certain proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced State financial plan. The State believes that the Enacted Budget includes sufficient reserves to offset the costs associated with the payment of judgments required during the 2012-13 fiscal year. These reserves included (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential financial plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Enacted Budget.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and January 2012, the State Legislature passed 21 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, including a total of four passed during the 2009 and 2010 legislative sessions. However, the legislation introduced during the regular 2012 legislative session that would have authorized Rockland County and the City of Long Beach to issue bonds to address accumulated deficits did not pass both houses of the legislature. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

The Buffalo Fiscal Stability Authority has exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but recently transitioned to advisory period powers during the City’s 2013 fiscal year. In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a control period, citing the “substantial likelihood and imminence” that Nassau would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a control period in State Supreme Court and did not prevail. NIFA is now exercising control period powers over Nassau County. Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which presently perform certain review and advisory functions. The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s fiscal year 2013 or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The loss of temporary federal stimulus funding also adversely impacted counties and school districts in New York State. State cash flow problems in prior fiscal years have resulted in delays in the payment of State aid, and in some cases have necessitated borrowing by the localities. Additionally, recent enactment of legislation that caps increases in most local government and school district property tax levies may affect the amount of property tax revenue available for local government and school district purposes. The legislation does not apply to New York City. Changes to sales tax distributions resulting from the 2010 federal population census has had a material impact on certain local governments. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Grants to Local Governments. Grants to local governments include payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local assistance comprises 65 percent of State spending. In 2012-13, “all funds” spending for local assistance is proposed to total $58.8 billion, an increase of $1.5 billion (2.6 percent) from the prior year. Total spending is comprised of State aid to medical assistance providers and public health programs; State aid for education, including school districts, universities, and tuition assistance; temporary and disability assistance; mental hygiene programs; transportation; children and family services; and local government assistance. Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality. Reductions from the fiscal year 2013 current-services forecast for local assistance include both targeted actions and additional savings from the continuation of prior-year cost containment actions, which together contribute $777 million to the General Fund gap-closing plan.

Medicaid. Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the federal

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government, and local governments (including New York City). New York’s Medicaid spending is projected to total approximately $54.0 billion in fiscal year 2012-13, including local contributions.

The Enacted Budget as reflected in the Annual Information Statement reflects continuation of the Medicaid spending cap enacted in fiscal year 2012, and authorizes funding consistent with its provisions. The cap is based on the ten-year average change in the medical component of the consumer price index. Statutory changes approved with the fiscal year 2012 budget grant the executive certain administrative powers to help hold Medicaid spending to the capped level. The statutory changes, which were set to expire at the end of fiscal year 2013, have been extended through fiscal year 2014, pursuant to authorization included in the Enacted Budget. The cap itself remains in place and the State Financial Plan assumes that statutory authority will be extended in subsequent years.

Factors affecting Medicaid spending over the State Financial Plan period include Medicaid enrollment, costs of provider health care services (particularly in managed care), levels of service utilization and the expiration of enhanced federal aid. The number of Medicaid recipients, including Family Health Plus (“FHP”), is expected to total approximately 5.1 million at the end of fiscal year 2013, an increase of 2.4 percent from the fiscal year 2012 caseload. The expiration of the enhanced Federal Medical Assistance Percentage (“FMAP”) contributes to an increase in State-share spending of nearly $1 billion from fiscal year 2012 to fiscal year 2013, and includes costs associated with the federal funding reconciliation between the State and counties. Pursuant to Federal health care reform, the federal government is expected to finance a greater share of Medicaid costs for individuals and couples without children, which is expected to lower growth in State-share Medicaid costs beginning in fiscal year 2015.

The Enacted Budget includes authorization to establish a phased-takeover of local government administration of the Medicaid program, and to cap spending on local Medicaid administration at fiscal year 2012 appropriation levels. The Enacted Budget also provides Medicaid spending relief for all counties and New York City by reducing the growth in local Medicaid payments. These changes are expected to further provide fiscal and administrative relief to local governments, consistent with other legislation the State has enacted in recent years to reduce the tax burden on its citizens. The State share of Department of Health Medicaid spending is financed from both the General Fund, as well as special revenue funding primarily through the Health Care Reform Act.

School Aid. The Enacted Budget included a two-year appropriation and continues the change to tie future increases in school aid (“School Aid”) to the rate of growth in New York State personal income. School Aid funding will increase by $805 million (4.1 percent) in the 2012-13 school year, and by an estimated $712 million (3.5 percent) in the 2013-14 school year. Over the multi-year financial plan, School Aid funding is expected to be a function of both a personal income growth index used to determine allowable growth and future legislation to allocate the allowable increases. Current law prescribes allowable growth to include spending for new competitive performance grant programs which reward school districts that demonstrate significant student performance improvements or those that undertake long-term structural changes to reduce costs and improve efficiency. Allowable growth also includes increases in expense-based aid programs (e.g., building aid, transportation aid) and certain other aid categories under existing statutory provisions. Any remaining amount of allowable growth can be allocated pursuant to a chapter of law for purposes including, but not limited to, additional spending for competitive grants, phase-in increases in Foundation Aid or restoration of the Gap Elimination Adjustment (“GEA”).

For the 2012-13 school year, this $805 million allowable increase includes $243 million in growth in expense-based aids and other miscellaneous aid categories under current law, a $400 million GEA restoration, a $112 million increase in Foundation Aid, and $50 million to support the first of three annual payments for the first round of performance grants. A second, expanded round of performance grants will be awarded in the 2012-13 school year from $75 million in annual funding outside the school aid growth limit. As of the Updated Financial Plan, School Aid is projected to increase by $712 million in the 2013-14 school year and $842 million in 2014-15. School Aid is projected to reach an annual total of $22.9 billion in the 2015-16 school year.

The State finances School Aid from General Fund revenues and from lottery fund receipts, including video lottery terminals (“VLT”), which are accounted for and disbursed from a dedicated revenue account. Because the State fiscal year begins on April 1, the State pays approximately 70 percent of the annual school year commitment during the State fiscal year in which it is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

State spending for School Aid is projected to total $20 billion in fiscal year 2013. In future years, receipts available to finance School Aid from core lottery sales is projected to remain relatively flat while VLT receipts are anticipated to increase through fiscal year 2015 as a result of the new VLT facility at the Aqueduct Racetrack. In addition to State aid, school districts receive over $3 billion annually in federal categorical aid.

Credit Ratings. As of February 19, 2013, the general obligation bonds of the State were rated AA by Standard & Poor’s and Fitch and Aa2 by Moody’s.

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